UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	October 31, 2008

Date of reporting period:	April 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Semiannual Report

April 30, 2008

Columbia California Tax-Exempt Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Financial Statements

Investment Portfolio	4

Statement of Assets and Liabilities	16

Statement of Operations	17

Statement of Changes in Net Assets	18

Financial Highlights	20

Notes to Financial Statements	24

Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this financial report for your Columbia Fund. This document provides information that can help support your investment decision-making. It's been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management's investment professionals have responded to these issues, I encourage you to read the portfolio manager's summary on the following page. I believe this discussion reflects Columbia Management's investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest in Columbia Funds. Columbia Management's commitment is to honor that decision by providing investment solutions designed to exceed your expectations. As we review the past six months and look forward to the year ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as the Fund's investment manager include:

■  Broad and deep investment expertise, including dedicated portfolio management, research and trading

■  Strategically positioned investment disciplines and processes

■  Comprehensive compliance and risk management

■  A team-driven culture that draws upon multiple sources to pursue consistent and superior performance

■  A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach—Rather than rely on the talent or judgment of one individual, Columbia Management takes a team-oriented approach to investing. We draw from the diverse experiences and insights of our people—including portfolio managers, research analysts and traders—to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus—At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients' interests first and we understand the premium our clients place on reliability—whether it's related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts.

While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you've chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Fund Profile – Columbia California Tax-Exempt Fund

Summary

■  For the six-month period that ended April 30, 2008, the fund's Class A shares returned negative 0.07% without sales charge. The Lehman Brothers Municipal Bond Index, the fund's benchmark, returned 1.47%.1 The average return of the fund's peer group, the Lipper California Municipal Debt Funds Classification, was negative 0.78%.2 Performance lagged as compared to the benchmark because the fund had less exposure than the benchmark to bonds with maturities of up to 10 years, the market's best-performing segment. We believe that the fund's large commitment to issues maturing in five to twenty years helped results compared to its peer group.

■  Deteriorating credit conditions drove investors to higher quality issues, raising prices and lowering yields on Treasury obligations. The Federal Reserve Board's rate cuts also brought yields down on shorter-term issues. However, the recent credit crisis stirred fears about the financial strength of bond insurers, keeping the benefits of falling rates from being broadly felt in the municipal markets. While yields fell and prices rose on good quality issues maturing within 10 years, results fell off as ratings declined and maturities lengthened. Because we expect slower growth and relatively benign inflation, our strategy has emphasized quality bonds with good call protection in the five-to-twenty year maturity range. If the markets falter, we would seek to take advantage of lower prices and higher yields by investing in lower quality bonds with good credit characteristics. We would target these bonds for their rebound potential.

■  California's economy has suffered more than most states from the mortgage and credit crisis, with localized recessions looming in some areas. The Bay Area has been the most resilient, thanks to firmer housing prices and strength in the telecom, technology and defense industries. We believe that these sectors could potentially bolster California's economy when economic conditions improve. Meanwhile, weak housing markets have cut tax revenues sharply. Heavy borrowing to finance deficits is adding to California's per capita debt levels, already the nation's highest. The legislature is taking steps to avoid a liquidity crisis, but structural changes to the budget process are needed. The governor's latest budget proposal would borrow further, while cutting expenditures and halting prepayment of deficit bonds. Given continued revenue shortfalls, we are monitoring California's economy, as well as its budgeting moves, closely.

Portfolio Management

Gary Swayze has managed the fund since 1997, and has been associated with the advisor or its predecessors or affiliate organizations since 1997.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

1  The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 04/30/08

–0.07%

Class A shares (without sales charge)

+1.47%

Lehman Brothers Municipal Bond Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 12/31/07.

1

Performance Information – Columbia California Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.86
Class B	1.61
Class C	1.61
Class Z	0.63

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 04/30/08 ($)

Class A	7.35
Class B	7.35
Class C	7.35
Class Z	7.35

Distributions declared per share

11/01/07 – 04/30/08 ($)

Class A	0.19
Class B	0.17
Class C	0.18
Class Z	0.20

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions include $0.04 per share of taxable realized gains.

Performance of a $10,000 investment 05/01/98 – 04/30/08 ($)

Sales charge	without	with
Class A	16,014	15,254
Class B	14,864	14,864
Class C	15,311	15,311
Class Z	16,123	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia California Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 04/30/08 (%)

Share class	A		B		C		Z
Inception	06/16/86		08/04/92		08/01/97		09/19/05
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–0.07	–4.82	–0.44	–5.30	–0.30	–1.27	0.05
1-year	0.50	–4.27	–0.24	–5.04	0.04	–0.92	0.74
5-year	3.61	2.60	2.84	2.50	3.14	3.14	3.73
10-year	4.82	4.31	4.04	4.04	4.35	4.35	4.89

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–1.03	–5.73	–1.39	–6.21	–1.25	–2.22	–0.90
1-year	–0.33	–5.07	–1.07	–5.83	–0.79	–1.74	–0.09
5-year	3.57	2.56	2.80	2.46	3.10	3.10	3.69
10-year	4.58	4.07	3.80	3.80	4.11	4.11	4.64

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class Z share (newer class shares) performance information includes returns of the fund's Class A shares (the oldest existing fund class) for periods prior to the inception of Class Z shares. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and Class Z shares. The Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class Z shares would have been higher, to the extent that Class Z shares are not subject to any Rule 12b-1 fees. Class A shares were initially offered on June 16, 1986, Class B shares were initially offered on August 4, 1992, Class C shares were initially offered on August 1, 1997, and Class Z shares were initially offered on September 19, 2005.

2

Understanding Your Expenses – Columbia California Tax-Exempt Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

11/01/07 – 04/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	999.30	1,020.69	4.18	4.22	0.84
Class B	1,000.00	1,000.00	995.62	1,016.96	7.89	7.97	1.59
Class C	1,000.00	1,000.00	997.02	1,018.45	6.41	6.47	1.29
Class Z	1,000.00	1,000.00	1,000.50	1,021.88	2.98	3.02	0.60

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

3

Investment Portfolio – Columbia California Tax-Exempt Fund

April 30, 2008 (Unaudited)

Municipal Bonds – 97.0%
	Par ($)	Value ($)
Education – 2.5%
Education – 2.1%
CA Educational Facilities Authority
California College of Arts,
Series 2005: 5.000% 06/01/26	1,000,000	913,150
5.000% 06/01/35	1,500,000	1,307,550
Loyola Marymount University,
Series 2001, Insured: MBIA (a) 10/01/15	1,265,000	933,507
University of Southern California,
Series 2007 A, 4.500% 10/01/33	2,500,000	2,408,950
Woodbury University,
Series 2006, 5.000% 01/01/25	1,830,000	1,695,037
CA Statewide Communities Development Authority
San Francisco Art Institute,
Series 2002, 7.375% 04/01/32	2,000,000	1,987,580
Education Total		9,245,774
Prep School – 0.4%
CA Statewide Communities Development Authority
Crossroads School for Arts & Sciences,
Series 1998, 6.000% 08/01/28 (b)	1,730,000	1,742,820
Prep School Total		1,742,820
Education Total		10,988,594
Health Care – 8.3%
Continuing Care Retirement – 0.9%
CA ABAG Finance Authority for Nonprofit Corps.
Channing House,
Series 1999, 5.375% 02/15/19	1,700,000	1,706,188
CA Riverside County Public Financing Authority
Air Force Village West, Inc.,
Series 1999, 5.750% 05/15/19	2,000,000	2,023,240
Continuing Care Retirement Total		3,729,428

	Par ($)	Value ($)
Hospitals – 7.4%
CA ABAG Finance Authority for Nonprofit Corps.
San Diego Hospital Association,
Series 2003 C, 5.375% 03/01/21	1,000,000	1,009,890
CA Health Facilities Financing Authority
Catholic Healthcare West,
Series 2004 I, 4.950% 07/01/26	1,000,000	1,045,860
Cedars-Sinai Medical Center,
Series 2005: 5.000% 11/15/27	1,500,000	1,499,970
5.000% 11/15/34	2,500,000	2,428,400
Kaiser Permanante,
Series 2006, 5.250% 04/01/39	2,000,000	1,978,780
Stanford Hospital & Clinics,
Series 2003 A, 5.000% 11/15/12	500,000	527,365
Sutter Health,
Series 2042 A, 5.000% 11/15/42	2,000,000	1,942,340
CA Infrastructure & Economic Development Bank
Kaiser Assistance Corp.,
Series 2001 A, 5.550% 08/01/31	2,500,000	2,533,125
CA Loma Linda Hospital
Loma Linda University Medical Center,
Series 2005 A, 5.000% 12/01/22	6,155,000	5,854,697
CA Municipal Finance Authority
Community Hospital Center,
Series 2007, 5.250% 02/01/37	2,500,000	2,238,100
CA Rancho Mirage Joint Powers Financing Authority
Eisenhower Medical Center,
Series 2007 A, 5.000% 07/01/47	2,500,000	2,305,675
CA Sierra View Local Health Care District
Series 2007, 5.250% 07/01/37	1,500,000	1,414,590
CA Statewide Communities Development Authority
Kaiser Permanente,
Series 2007 A, 4.750% 04/01/33	2,000,000	1,833,220

See Accompanying Notes to Financial Statements.

4

Columbia California Tax-Exempt Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Turlock Health Facility
Emanuel Medical Center, Inc.:
Series 2004: 5.000% 10/15/13	940,000	944,879
5.375% 10/15/34	800,000	695,136
Series 2007 A, 5.000% 10/15/22	2,780,000	2,538,807
Series 2007 B, 5.125% 10/15/37	2,500,000	2,082,600
Hospitals Total		32,873,434
Health Care Total		36,602,862
Housing – 0.6%
Multi-Family – 0.4%
CA Statewide Communities Development Authority
Oracle Communities Corp.,
Series 2002 E-1, 5.375% 07/01/32	2,000,000	1,799,140
Multi-Family Total		1,799,140
Single-Family – 0.2%
CA Housing Finance Agency
Series 1997 B-3 Class I, AMT,
Insured: FHA 5.400% 08/01/28	485,000	494,783
CA Rural Home Mortgage Finance Authority
Series 1997 A-2, AMT, Guarantor: GNMA 7.000% 09/01/29	50,000	50,794
Series 1998 B-5, AMT, Guarantor: FNMA 6.350% 12/01/29	75,000	77,121
Series 2000 B, AMT, Guarantor: FNMA 7.300% 06/01/31	45,000	46,626
Series 2000 D, AMT, Guarantor: GNMA 7.100% 06/01/31	45,000	46,248
Single-Family Total		715,572
Housing Total		2,514,712
Industrials – 0.7%
Oil & Gas – 0.7%
CA Southern California Public Power Authority
Series 2007, 5.000% 11/01/33	3,385,000	3,230,204
Oil & Gas Total		3,230,204
Industrials Total		3,230,204

	Par ($)	Value ($)
Other – 19.5%
Other – 0.7%
California Infrastructure & Economic Development Bank
Walt Disney Family Museum,
Series 2008, 5.250% 02/01/38	3,050,000	3,108,041
Other Total		3,108,041
Pool/Bond Bank – 0.2%
CA Educational Facilities Authority
Series 1999 B, 5.250% 04/01/24	725,000	690,396
Pool/Bond Bank Total		690,396
Refunded/Escrowed (c) – 17.2%
CA Anaheim Union High School District
Series 2002 A, Pre-refunded 08/01/12, Insured: FSA 5.000% 08/01/25	2,000,000	2,169,320
CA Central Unified School District
Series 1993, Escrowed to Maturity, Insured: AMBAC (a) 03/01/18	20,065,000	13,305,904
CA Daly City Housing Development Finance Agency
Linc Franciscan LP, Series 2002 A, Pre-refunded 12/15/13, 5.850% 12/15/32	2,000,000	2,320,480
CA East Whittier City School District
Series 1997 A, Escrowed to Maturity, Insured: FGIC 5.750% 08/01/17	1,675,000	1,868,798
CA Educational Facilities Authority
Series 1999 B, Pre-refunded 04/01/09, 5.250% 04/01/24	275,000	285,412
Series 2000 B, Pre-refunded 06/01/10, 6.625% 06/01/20	1,000,000	1,093,880
University of Southern California,
Series 2003 A, 5.000% 10/01/33	2,500,000	2,728,825

See Accompanying Notes to Financial Statements.

5

Columbia California Tax-Exempt Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Health Facilities Financing Authority
Kaiser Permanente:
Series 1998 A, Escrowed to Maturity, Insured: FSA 5.000% 06/01/24	3,000,000	3,063,420
Series 1998 B, Escrowed to Maturity, 5.250% 10/01/13	1,000,000	1,021,220
CA Infrastructure & Economic Development Bank Revenue
Series 2003 A, Pre-refunded 07/01/26, Insured: AMBAC 5.125% 07/01/37	4,275,000	4,670,950
CA Inland Empire Solid Waste Financing Authority
Series 1996 B, AMT, Escrowed to Maturity, Insured: FSA 6.250% 08/01/11	1,460,000	1,536,519
CA Metropolitan Water District of Southern California
Series 1993 A, Escrowed to Maturity, 5.750% 07/01/21	2,865,000	3,237,536
CA Morgan Hill Unified School District
Series 2002, Escrowed to Maturity, Insured: FGIC (a) 08/01/21	2,010,000	1,107,269
CA Pleasanton-Suisun City Home Financing Authority
Series 1984 A, Escrowed to Maturity, Insured: MBIA (a) 10/01/16	5,270,000	3,770,053
CA Pomona
Single Family Mortgage Revenue,
Series 1990 B, Escrowed to Maturity, Guarantor: GNMA 7.500% 08/01/23	1,000,000	1,274,280
CA Redding Electric Systems Revenue
Series 1992 A, IFRN, Escrowed to Maturity, Insured: MBIA 8.726% 07/01/22 (d)	640,000	857,920

	Par ($)	Value ($)
CA Riverside County
Series 1989 A, AMT, Escrowed to Maturity, Guarantor: GNMA 7.800% 05/01/21	2,500,000	3,350,275
CA Sacramento City Financing Authority
City Hall & Redevelopment,
Series 2002 A, Pre-refunded 12/01/12, Insured: FSA 5.000% 12/01/32	1,500,000	1,636,335
CA San Joaquin Hills Transportation Corridor Agency
Series 1993, Escrowed to Maturity, (a) 01/01/20	15,400,000	9,235,534
CA San Jose Redevelopment Agency
Series 1993, Escrowed to Maturity, Insured: MBIA 6.000% 08/01/15	1,405,000	1,647,629
CA Santa Margarita Water District
Community Facilities District No. 99-1,
Series 2003, Pre-refunded 09/01/13, 6.000% 09/01/30	1,000,000	1,143,860
CA Southern California Public Power Authority
Series 2003 A-1, Pre-refunded 07/01/13, Insured: AMBAC 5.000% 07/01/25	1,000,000	1,095,070
CA Statewide Communities Development Authority
Eskaton Village - Grass Valley,
Series 2000, Pre-refunded 11/15/10, 8.250% 11/15/31	2,395,000	2,732,168
CA State
Series 2000:
Pre-refunded 05/01/10, 5.625% 05/01/26	60,000	64,407
Pre-refunded 09/01/10, Insured: FGIC 5.250% 09/01/30	155,000	164,946
Series 2004:
Pre-refunded 02/01/14, 5.000% 02/01/33	1,000,000	1,098,090
Pre-refunded 04/01/14, 5.250% 04/01/34	1,500,000	1,670,580

See Accompanying Notes to Financial Statements.

6

Columbia California Tax-Exempt Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Whisman School District
Series 1996 A, Escrowed to Maturity, Insured: FGIC (a) 08/01/16	1,645,000	1,194,451
PR Commonwealth of Puerto Rico Aqueduct & Sewer Authority
Series 1995, Escrowed to Maturity, Insured: MBIA 6.250% 07/01/13	2,750,000	3,157,853
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1989 O, Pre-refunded variable dates, (a) 07/01/17	2,490,000	1,632,867
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2000 A, Economically Defeased to Maturity, 5.500% 10/01/32	1,500,000	1,557,855
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2002 E, Pre-refunded 02/01/12, 5.500% 08/01/29	480,000	517,358
Refunded/Escrowed Total		76,211,064
Tobacco – 1.4%
CA Golden State Tobacco Securitization Corp.
Series 2007 A-1, 5.000% 06/01/33	7,500,000	6,378,600
Tobacco Total		6,378,600
Other Total		86,388,101
Other Revenue – 0.8%
Hotels – 0.8%
CA Sacramento City Financing Authority
Sacramento Convention Center,
Series 1999 A, 6.250% 01/01/30	3,470,000	3,315,342
Hotels Total		3,315,342
Other Revenue Total		3,315,342

	Par ($)	Value ($)
Resource Recovery – 0.8%
Disposal – 0.8%
CA Pollution Control Financing Authority
Waste Management,
Series 2002 A, 5.000% 01/01/22	2,000,000	1,767,240
CA Statewide Communities Development Authority
Series 2003 A, AMT, 4.950% 12/01/12	2,000,000	1,966,320
Disposal Total		3,733,560
Resource Recovery Total		3,733,560
Tax-Backed – 48.0%
Local Appropriated – 8.3%
CA Alameda County
Series 1989, Insured: MBIA (a) 06/15/14	2,185,000	1,722,720
CA Anaheim Public Financing Authority
Series 1997 C, Insured: FSA 6.000% 09/01/14	3,500,000	4,044,810
Series 2007 A-1, Insured: FGIC 4.250% 09/01/35	3,500,000	3,040,485
CA Antelope Valley East-Kern Water Agency
Certificates of Participation,
Series 2007 A-1, Insured: FGIC 4.375% 06/01/37	2,500,000	2,260,300
CA Bodega Bay Fire Protection District
Certificates of Participation,
Series 1996, 6.450% 10/01/31	1,185,000	1,146,073
CA Los Angeles County Schools
Regionalized Business Services Corp.,
Series 1999 A, Insured: AMBAC:
(a) 08/01/16	1,945,000	1,365,118
(a) 08/01/17	1,980,000	1,309,810
CA Modesto
Certificates of Participation,
Series 1993 A, Insured: AMBAC 5.000% 11/01/23	2,235,000	2,335,843

See Accompanying Notes to Financial Statements.

7

Columbia California Tax-Exempt Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Oakland Joint Powers Financing Authority
Series 2008 B, 5.000% 08/01/22 (e)	3,000,000	3,185,220
CA Sacramento City Financing Authority
Series 1993 A, Insured: AMBAC 5.375% 11/01/14	1,100,000	1,161,457
Series 2006, Insured: AMBAC 5.250% 12/01/22	2,500,000	2,701,625
CA San Joaquin County
Certificates of Participation,
Series 1993, Insured: MBIA 5.500% 11/15/13	1,750,000	1,870,732
CA Santa Ana Financing Authority
Series 1994 A, Insured: MBIA 6.250% 07/01/18	6,035,000	6,998,427
CA Victor Elementary School District
Series 1996, Insured: MBIA 6.450% 05/01/18	3,345,000	3,818,451
Local Appropriated Total		36,961,071
Local General Obligations – 18.8%
CA Cabrillo Unified School District
Series 1996 A, Insured: AMBAC (a) 08/01/15	3,000,000	2,227,740
CA Central Valley School District Financing Authority
Series 1998 A, Insured: MBIA 6.450% 02/01/18	1,000,000	1,140,590
CA Clovis Unified School District
Series 2001 A, Insured: FGIC (a) 08/01/16	3,000,000	2,097,090
CA Corona-Norco Unified School District
Series 2001 C, Insured: FGIC (a) 09/01/17	1,000,000	648,860
CA Culver City School Facilities Financing Authority
Series 2005,
Insured: FSA:
5.500% 08/01/25	655,000	743,982
5.500% 08/01/26	1,750,000	1,987,317

	Par ($)	Value ($)
CA East Side Union High School District Santa Clara County
Series 2003 B, Insured: MBIA 5.250% 08/01/26	2,010,000	2,084,209
CA Fillmore Unified School District
Series 1997 A, Insured: FGIC (a) 07/01/17	650,000	424,346
CA Fresno Unified School District
Series 2002 A, Insured: MBIA 6.000% 02/01/19	2,480,000	2,614,416
CA Golden West Schools Financing Authority
Beverley Hills Unified School District, Series 2005, Insured: FGIC 5.250% 08/01/18	1,000,000	1,119,140
Placentia Yorba Linda Unified, Series 2006, Insured: AMBAC 5.500% 08/01/24	1,825,000	2,056,209
CA Grossmont Union High School District
Series 2006, Insured: MBIA (a) 08/01/28	5,000,000	1,753,950
CA Hacienda La Puente Unified School District
Series 2005, Insured: FGIC 5.000% 08/01/19	2,050,000	2,158,301
CA Jefferson Union High School District
Series 2000 A, Insured: MBIA 6.450% 08/01/25	1,000,000	1,083,870
CA Lafayette
Series 2002, 5.125% 07/15/25	1,995,000	2,073,802
CA Larkspur School District
Series 2000 A, 5.250% 08/01/25	3,050,000	3,174,470
CA Las Virgenes Unified School District
Series 1997 C, Insured: FGIC (a) 11/01/20	1,205,000	654,652

See Accompanying Notes to Financial Statements.

8

Columbia California Tax-Exempt Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Lompoc Unified School District
Election of 2002,
Series 2003 A, Insured: FGIC 5.000% 08/01/27	4,065,000	4,072,114
CA Los Angeles Unified School District
Series 2002 E, Insured: MBIA 5.750% 07/01/16	2,500,000	2,885,975
CA Manteca Unified School District
Series 2006, Insured: MBIA (a) 08/01/32	5,440,000	1,481,040
CA Modesto High School District
Series 2002 A, Insured: FGIC (a) 08/01/16	1,500,000	1,039,275
CA New Haven Unified School District
Series 2002, Insured: FSA 12.000% 08/01/17	1,565,000	2,580,591
CA Oak Park Unified School District
Series 2000, Insured: FSA (a) 05/01/14	2,095,000	1,674,533
CA Oxnard Union High School District
Series 2001 A, Insured: MBIA 5.650% 02/01/17	960,000	984,826
CA Pajaro Valley Unified School District
Series 2005, Insured: FSA 5.250% 08/01/18	1,000,000	1,095,410
CA Pomona Unified School District
Series 2001 A, Insured: MBIA 5.900% 02/01/16	845,000	888,205
CA Rancho Santiago Community College District
Series 2005, Insured: FSA 5.250% 09/01/23	2,685,000	2,972,322
CA Redwood City Elementary School District
Series 1997, Insured: FGIC (a) 08/01/18	2,385,000	1,462,100

	Par ($)	Value ($)
CA Rocklin Unified School District
Series 1995 C, Insured: MBIA (a) 07/01/20	6,920,000	3,881,290
Series 2003, Insured: FGIC (a) 08/01/17	2,000,000	1,302,860
CA San Diego Unified School District
Series 2005 C-2, Insured: FSA 5.500% 07/01/19	2,000,000	2,275,740
CA San Juan Unified School District
Series 2001, Insured: FSA (a) 08/01/15	2,760,000	2,071,490
CA San Marino Unified School District
Series 1998 B, 5.000% 06/01/23	1,000,000	1,067,890
CA San Mateo County Community College
Series 2006 A, Insured: MBIA (a) 09/01/26	4,000,000	1,574,520
Series 2006 C, Insured: MBIA (a) 09/01/26	1,925,000	757,738
CA San Mateo Union High School District
Series 2000 B, Insured: FGIC (a) 09/01/26	4,005,000	1,534,756
CA Sanger Unified School District
Series 1999, Insured: MBIA 5.350% 08/01/15	1,500,000	1,572,090
CA Santa Margarita - Dana Point Authority
Series 1994 B, Insured: MBIA 7.250% 08/01/13	2,000,000	2,393,340
CA Saratoga
Series 2001, Insured: MBIA 5.250% 08/01/31	2,000,000	2,043,160
CA Simi Valley Unified School District
Series 1997, Insured: AMBAC 5.250% 08/01/22	925,000	993,302

See Accompanying Notes to Financial Statements.

9

Columbia California Tax-Exempt Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
CA South San Francisco Unified School District
Series 2006, Insured: MBIA 5.250% 09/15/22	1,500,000	1,656,630
CA Tahoe-Truckee Unified School District
No. 1-A,
Series 1999, Insured: FGIC (a) 08/01/23	3,780,000	1,704,629
No. 2-A,
Series 1999, Insured: FGIC (a) 08/01/24	2,965,000	1,259,058
CA Union Elementary School District
Series 1999 A, Insured: FGIC (a) 09/01/19	1,750,000	1,017,643
CA Upland Unified School District
Series 2001, Insured: FSA 5.125% 08/01/25	750,000	783,713
CA West Contra Costa Unified School District
Series 2001 A, Insured: MBIA 5.600% 02/01/20	1,610,000	1,647,465
Series 2005 D, Insured: FGIC (a) 08/01/22	5,000,000	2,341,600
CA West Covina Unified School District
Series 2002 A, Insured: MBIA 5.250% 02/01/19	725,000	720,237
CA Yuba City Unified School District
Series 2000, Insured: FGIC (a) 09/01/20	2,385,000	1,278,312
Local General Obligations Total		83,056,798
Special Non-Property Tax – 3.2%
CA San Diego Redevelopment Agency
Series 2001, Insured: FSA (a) 09/01/20	3,630,000	2,034,216
CA San Francisco Bay Area Rapid Transit Financing Authority
Series 2001, Insured: AMBAC 5.000% 07/01/26	525,000	532,949

	Par ($)	Value ($)
Series 2005 A, Insured: MBIA 4.250% 07/01/25	2,000,000	1,940,540
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 1996 Y, Insured: MBIA 6.250% 07/01/12	3,000,000	3,296,520
Series 1998 A, Insured: MBIA 4.750% 07/01/38	2,250,000	2,200,432
Series 2002 E, Insured: FSA 5.500% 07/01/14	2,000,000	2,192,220
Series 2006 BB, Insured: FSA 5.250% 07/01/22	2,000,000	2,164,520
Special Non-Property Tax Total		14,361,397
Special Property Tax – 11.3%
CA Carson Improvement Bond Act 1915
Series 1992, 7.375% 09/02/22	130,000	130,910
CA Cerritos Public Financing Authority
Los Coyotes Redevelopment,
Series 1993 A, Insured: AMBAC 6.500% 11/01/23	2,000,000	2,440,460
CA Elk Grove Unified School District
Community Facilities District No. 1,
Series 1995 A, Insured: AMBAC: (a) 12/01/18	2,720,000	1,670,270
6.500% 12/01/24	4,055,000	4,963,279
CA Inglewood Redevelopment Agency
Series 1998 A, Insured: AMBAC 5.250% 05/01/23	1,000,000	1,066,970
CA Lancaster Financing Authority
Series 2003, Insured: MBIA 5.125% 02/01/17	1,270,000	1,381,011
CA Long Beach Bond Finance Authority
Series 2006 C, Insured: AMBAC 5.500% 08/01/31	3,250,000	3,349,223

See Accompanying Notes to Financial Statements.

10

Columbia California Tax-Exempt Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Los Angeles Community Redevelopment Agency
Series 1998 C, Insured: MBIA 5.375% 07/01/18	1,665,000	1,811,803
CA Los Angeles County Public Works Financing Authority
J.F. Shea Co., Series 1996 A, Insured: FSA 5.500% 10/01/18	2,895,000	3,188,292
Regional Park & Open Space,
Series 2005, Insured: FSA 5.250% 10/01/18	2,000,000	2,251,200
CA Oakdale Public Financing Authority
Central City Redevelopment Project,
Series 2004, 5.375% 06/01/33	1,500,000	1,408,665
CA Oakland Redevelopment Agency
Series 1992, Insured: AMBAC 5.500% 02/01/14	8,400,000	8,971,452
CA Oceanside Community Facilities
Ocean Ranch Corp.,
Series 2004, 5.875% 09/01/34	1,000,000	921,590
CA Orange County Community Facilities District
Ladera Ranch,
Series 2004 A, 5.625% 08/15/34	850,000	809,098
CA Rancho Cucamonga Redevelopment Agency
Series 2007 A, Insured: MBIA 5.000% 09/01/34	1,000,000	1,001,410
CA Redwood City Community Facilities District No. 1
Series 2003 B, 5.950% 09/01/28	750,000	744,683
CA Riverside County Public Financing Authority
Series 1991 A, 8.000% 02/01/18	20,000	20,114
CA San Bernardino Joint Powers Financing Authority
Series 1998 A, Insured: AMBAC 5.750% 07/01/14	985,000	1,089,696
Series 2005 A, Insured: FSA 5.750% 10/01/24	2,420,000	2,753,234

	Par ($)	Value ($)
CA San Jose Redevelopment Agency
Series 1993, Insured: MBIA 6.000% 08/01/15	2,790,000	3,181,604
CA Sulphur Springs Unified School District
Series 2002-1-A, 6.000% 09/01/33	1,500,000	1,407,285
CA West Covina Redevelopment Agency
Series 1996, 6.000% 09/01/17	5,000,000	5,595,950
Special Property Tax Total		50,158,199
State Appropriated – 2.4%
CA Public Works Board
Department of Mental Health,
Coalinga State Hospital,
Series 2004 A, 5.500% 06/01/19	1,500,000	1,611,375
Various State Prisons Projects,
Series 1993 A, Insured: AMBAC: 5.000% 12/01/19	6,000,000	6,228,420
5.250% 12/01/13	2,500,000	2,641,400
State Appropriated Total		10,481,195
State General Obligations – 4.0%
CA State
Series 1995, 5.750% 03/01/09	65,000	65,740
Series 2000, 5.625% 05/01/26	160,000	166,341
Series 2003, 5.250% 02/01/20	1,250,000	1,353,650
Series 2007, 4.500% 08/01/26	2,500,000	2,421,150
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2002 C, 5.500% 07/01/14	500,000	523,900
Series 2007, 6.250% 07/01/23	3,000,000	3,300,870
PR Commonwealth of Puerto Rico
Series 1995, Insured: MBIA 5.650% 07/01/15	1,000,000	1,103,820
Series 1996, Insured: MBIA 6.500% 07/01/14	2,000,000	2,259,180

See Accompanying Notes to Financial Statements.

11

Columbia California Tax-Exempt Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2004 A:
5.250% 07/01/21	2,000,000	2,005,060
5.250% 07/01/22	2,000,000	2,005,060
Series 2007 A, 5.500% 07/01/21	2,500,000	2,553,900
State General Obligations Total		17,758,671
Tax-Backed Total		212,777,331
Transportation – 2.1%
Airports – 0.8%
CA County of Sacramento
Series 2008 B, AMT, Insured: FSA 5.250% 07/01/39 (e)	1,000,000	985,580
CA San Diego County Regional Airport Authority
Series 2005, AMT, Insured: AMBAC 5.250% 07/01/20	750,000	761,070
CA San Francisco City & County Airports Commission
Series 2008 34E, AMT, 5.750% 05/01/25	1,500,000	1,566,090
Airports Total		3,312,740
Toll Facilities – 1.3%
CA Foothill Eastern Transportation Corridor Agency
Series 1995 A, Insured: MBIA 5.000% 01/01/35	2,000,000	1,931,300
Series 1999, 5.750% 01/15/40	4,000,000	3,919,040
Toll Facilities Total		5,850,340
Transportation Total		9,163,080
Utilities – 13.7%
Investor Owned – 1.9%
CA Chula Vista Industrial Development Authority
San Diego Gas & Electric Co.,
Series 1996 B, AMT, 5.500% 12/01/21	2,000,000	2,060,400
San Diego Gas D,
Series 2005, AMT, 5.000% 12/01/27	3,500,000	3,360,490

	Par ($)	Value ($)
CA Pollution Control Financing Authority
San Diego Gas & Electric Co.,
Series 1996 A, Insured: AMBAC 5.900% 06/01/14	2,650,000	3,030,938
Investor Owned Total		8,451,828
Joint Power Authority – 1.0%
CA Southern California Public Power Authority
Series 1989, 6.750% 07/01/13	4,000,000	4,661,040
Joint Power Authority Total		4,661,040
Municipal Electric – 2.3%
CA Sacramento Municipal Utility District
Series 1993 G, Insured: MBIA 6.500% 09/01/13	1,500,000	1,652,415
Series 1997 K, Insured: AMBAC: 5.250% 07/01/24	2,220,000	2,344,142
5.700% 07/01/17	1,900,000	2,138,792
Series 2001 N, Insured: MBIA 5.000% 08/15/28	2,000,000	2,014,920
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2007 VV, Insured: MBIA 5.250% 07/01/29	2,000,000	2,102,280
Municipal Electric Total		10,252,549
Water & Sewer – 8.5%
CA Big Bear Lake
Series 1996, Insured: MBIA 6.000% 04/01/15	1,350,000	1,493,073
CA Chino Basin Regional Financing Authority
Inland Empire Utilities Agency,
Series 2008 A, Insured: AMBAC 5.000% 11/01/38	2,000,000	2,031,760
CA Contra Costa Water District
Series 2002 L, Insured: FSA 5.000% 10/01/24	1,920,000	1,994,266

See Accompanying Notes to Financial Statements.

12

Columbia California Tax-Exempt Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Department of Water Resources
Series 2001 W, Insured: FSA 5.500% 12/01/14	2,000,000	2,265,440
CA Eastern Municipal Water District
Certificates of Participation,
Series 1991, Insured: FGIC 6.750% 07/01/12	1,000,000	1,089,150
CA Elsinore Valley Municipal Water District
Certificates of Participation,
Series 1992 A, Insured: FGIC 6.000% 07/01/12	2,500,000	2,621,025
CA Fresno
Series 1993 A-1, Insured: AMBAC 6.250% 09/01/14	5,000,000	5,534,000
CA Lodi Wastewater Systems Revenue
Series 2007 A, Insured: FSA 5.000% 10/01/37	1,250,000	1,273,462
CA Los Angeles Department of Water & Power
Series 2001 A: 5.125% 07/01/41	3,000,000	3,037,830
Insured: FGIC 5.125% 07/01/41	3,000,000	3,029,910
CA Manteca Financing Authority
Series 2003 B, Insured: MBIA 5.000% 12/01/33	665,000	674,011
CA Metropolitan Water District of Southern California
Series 1993 A, 5.750% 07/01/21	3,635,000	4,158,585
CA Pico Rivera Water Authority
Series 1999 A, Insured: MBIA 5.500% 05/01/29	2,000,000	2,153,760
CA Sacramento County Sanitation District
Series 2001, Insured: AMBAC 5.500% 12/01/18	2,000,000	2,288,940

	Par ($)	Value ($)
CA Santa Clara Valley Water District
Series 2006, Insured: FSA 4.250% 06/01/30	2,500,000	2,325,525
CA Santa Maria Water & Wastewater
Series 1997 A, Insured: AMBAC (a) 08/01/14	2,000,000	1,566,840
Water & Sewer Total		37,537,577
Utilities Total		60,902,994
Total Municipal Bonds (cost of $411,852,002)		429,616,780
Investment Company – 1.8%
	Shares
Dreyfus Municipal Cash
Management Plus (7 day yield of 2.960%)	7,973,069	7,973,069
Total Investment Company (cost of $7,973,068)		7,973,069
Municipal Preferred Stock – 0.4%
Housing – 0.4%
Multi-Family – 0.4%
Munimae TE Bond Subsidiary LLC
Series 2004 A-2,
4.900% 06/30/49 (f)	2,000,000	1,968,480
Multi-Family Total		1,968,480
Housing Total		1,968,480
Total Municipal Preferred Stock (cost of $2,000,000)		1,968,480
Other – 0.0%
Transportation – 0.0%
CA Statewide Communities Development Authority
United Airlines, Inc.
Series 2001, 07/01/39 (g)(h)	2,000,000	65,000
Transportation Total		65,000
Total Other (cost of $—)		65,000

See Accompanying Notes to Financial Statements.

13

Columbia California Tax-Exempt Fund

April 30, 2008 (Unaudited)

Common Stock – 0.0%
	Shares	Value ($)
Industrials – 0.0%
Airlines – 0.0%
UAL Corp. (g)(i)	248	3,695
Airlines Total		3,695
Industrials Total		3,695
Total Common Stock (cost of $8,867)		3,695
Securities Lending Collateral – 0.0%
State Street Navigator Securities Lending Prime Portfolio (j) (7 day yield of 2.790%)	3,706	3,706
Total Securities Lending Collateral (cost of $3,706)		3,706
Short-Term Obligations – 0.7%
	Par ($)
Variable Rate Demand Notes (k) – 0.7%
CA Department of Water Resources
Power Supply Revenue:
Series 2002 B-1, LOC: Bank of New York, LOC: California State Teachers' Retirement System 2.350% 05/01/22	100,000	100,000
Series 2002 B-6, LOC: State Street Bank & Trust Co. 2.190% 05/01/22	900,000	900,000
CA Health Facilities Financing Authority
Adventist Health System,
Series 1998 A, Insured: MBIA, SPA: California State Teachers' Retirement System 2.600% 09/01/28	1,000,000	1,000,000
CA Infrastructure & Economic Development Bank Revenue
J Paul Getty Trust,
Series 2007 B, 2.400% 04/01/33	600,000	600,000
CA State
Series 2004 A-2, LOC: Citibank N.A., LOC: California State Teachers' Retirement System 2.200% 05/01/34	200,000	200,000

	Par ($)	Value ($)
Series 2004 A-5, LOC: Citibank N.A. LOC: California State Teachers' Retirement System 2.400% 05/01/34	400,000	400,000
Variable Rate Demand Notes Total		3,200,000
Total Short-Term Obligations (cost of $3,200,000)		3,200,000
Total Investments – 99.9% (cost of $425,037,643) (l)		442,830,730
Other Assets & Liabilities, Net – 0.1%		242,729
Net Assets – 100.0%		443,073,459

Notes to Investment Portfolio:

(a)  Zero coupon bond.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At April 30, 2008, the value of this security amounted to $1,742,820, which represents 0.4% of net assets. Additional information on this restricted security is as follows:

Security	Acquisition Date	Acquisition Cost
CA Statewide Communities Development Authority; Crossroads School for Arts & Sciences, Series 1998, 6.000% 08/01/28	08/21/98	$1,750,000

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at April 30, 2008.

(e)  Security purchased on a delayed delivery basis.

(f)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2008, the value of this security, which is not illiquid, represents 0.4% of net assets.

(g)  Non-income producing

(h)  Position reflects anticipated residual bankruptcy claims.

(i)  A portion of this security was on loan at April 30, 2008. The total market value of securities on loan at April 30, 2008, was $3,621.

(j)  Investment made with cash collateral received from securities lending activity.

(k)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of April 30, 2008.

(l)  Cost for federal income tax purposes is $424,980,837.

See Accompanying Notes to Financial Statements.

14

Columbia California Tax-Exempt Fund

April 30, 2008 (Unaudited)

At April 30, 2008, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source	% of Net Assets
Tax-Backed	48.0
Other	19.5
Utilities	13.7
Health Care	8.3
Education	2.5
Transportation	2.1
Resource Recovery	0.8
Other Revenue	0.8
Industrials	0.7
Housing	0.6
	97.0
Municipal Preferred Stock	0.4
Other	0.0	*
Common Stock	0.0	*
Investment Company	1.8
Securities Lending Collateral	0.0	*
Short-Term Obligations	0.7
Other Assets & Liabilities, Net	0.1
	100.0

*  Represented less than 0.1%.

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FNMA	Federal National Mortgage Association

FSA	Financial Security Assurance, Inc.

GNMA	Government National Mortgage Association

IFRN	Inverse Floating Rate Note

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

15

Statement of Assets and Liabilities – Columbia California Tax-Exempt Fund
April 30, 2008 (Unaudited)

Assets	Investments, at cost	$425,037,643
	Total investments, at value (including securities on loan of $3,621)	$442,830,730
	Cash	67,002
	Receivable for:
	Fund shares sold	448,091
	Interest	5,571,803
	Security lending	1
	Expense reimbursement due from Investment Advisor	5,979
	Trustees' deferred compensation plan	36,200
	Other assets	8,049
	Total Assets	448,967,855
Liabilities	Collateral on securities loaned	3,706
	Payable for:
	Investments purchased on a delayed delivery basis	4,168,810
	Fund shares repurchased	469,706
	Distributions	801,229
	Investment advisory fee	181,497
	Transfer agent fee	36,859
	Pricing and bookkeeping fees	14,233
	Trustees' fees	58,698
	Custody fee	3,027
	Distribution and service fees	65,977
	Chief compliance officer expenses	43
	Trustees' deferred compensation plan	36,200
	Other liabilities	54,411
	Total Liabilities	5,894,396
	Net Assets	443,073,459
Net Assets Consist of	Paid-in capital	425,299,331
	Undistributed net investment income	309,508
	Accumulated net realized loss	(328,467)
	Net unrealized appreciation on investments	17,793,087
	Net Assets	443,073,459
Class A	Net assets	$282,133,096
	Shares outstanding	38,388,367
	Net asset value per share	$7.35	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($7.35/0.9525)	$7.72	(b)
Class B	Net assets	$13,193,630
	Shares outstanding	1,795,185
	Net asset value and offering price per share	$7.35	(a)
Class C	Net assets	$20,475,435
	Shares outstanding	2,785,976
	Net asset value and offering price per share	$7.35	(a)
Class Z	Net assets	$127,271,298
	Shares outstanding	17,317,131
	Net asset value, offering and redemption price per share	$7.35

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

16

Statement of Operations – Columbia California Tax-Exempt Fund
For the Six Months Ended April 30, 2008 (Unaudited)

		($)
Investment Income	Interest	10,653,923
	Dividends	533
	Securities lending	10
	Total Investment Income	10,654,466
Expenses	Investment advisory fee	1,088,586
	Distribution fee:
	Class B	53,848
	Class C	68,821
	Service fee:
	Class A	328,645
	Class B	17,092
	Class C	21,804
	Transfer agent fee	56,104
	Pricing and bookkeeping fees	64,518
	Trustees' fees	25,404
	Custody fee	7,740
	Chief compliance officer expenses	354
	Other expenses	101,352
	Total Expenses	1,834,268
	Fees and expenses waived/reimbursed by Investment Advisor	(37,218)
	Fees waived by Distributor—Class C	(27,498)
	Expense reductions	(473)
	Net Expenses	1,769,079
	Net Investment Income	8,885,387
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
	Net realized gain (loss) on:
	Investments	1,090,624
	Futures contracts	(167,312)
	Net realized gain	923,312
	Net change in unrealized appreciation (depreciation) on:
	Investments	(10,260,362)
	Futures contracts	192,106
	Net change in unrealized depreciation	(10,068,256)
	Net Loss	(9,144,944)
	Net Decrease Resulting from Operations	(259,557)

See Accompanying Notes to Financial Statements.

17

Statement of Changes in Net Assets – Columbia California Tax-Exempt Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended April 30, 2008 ($)	Year Ended October 31, 2007 ($)
Operations	Net investment income	8,885,387	17,848,496
	Net realized gain on investments and futures contracts	923,312	2,419,467
	Net change in unrealized depreciation on investments and futures contracts	(10,068,256)	(12,124,486)
	Net Increase (Decrease) Resulting from Operations	(259,557)	8,143,477
Distributions to Shareholders	From net investment income:
	Class A	(5,604,019)	(11,429,081)
	Class B	(237,319)	(648,196)
	Class C	(328,811)	(572,773)
	Class Z	(2,716,419)	(5,193,527)
	From net realized gains:
	Class A	(1,597,721)	(985,879)
	Class B	(89,254)	(77,965)
	Class C	(104,151)	(54,363)
	Class Z	(730,285)	(419,456)
	Total Distributions to Shareholders	(11,407,979)	(19,381,240)
	Net Capital Share Transactions	17,658,728	(8,450,947)
	Total Increase (Decrease) in Net Assets	5,991,192	(19,688,710)
Net Assets	Beginning of period	437,082,267	456,770,977
	End of period	443,073,459	437,082,267
	Undistributed net investment income at end of period	309,508	310,689

See Accompanying Notes to Financial Statements.

18

Statement of Changes in Net Assets (continued) – Columbia California Tax-Exempt Fund

	(Unaudited) Six Months Ended April 30, 2008		Year Ended October 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	4,426,201	32,979,561	4,085,761	30,967,797
Distributions reinvested	641,382	4,744,538	1,015,424	7,726,947
Redemptions	(3,943,900)	(29,337,024)	(5,669,785)	(42,946,663)
Net Increase (Decrease)	1,123,683	8,387,075	(568,600)	(4,251,919)
Class B
Subscriptions	111,186	826,825	35,886	273,102
Distributions reinvested	29,287	216,973	63,700	485,409
Redemptions	(481,455)	(3,598,120)	(1,065,726)	(8,110,885)
Net Decrease	(340,982)	(2,554,322)	(966,140)	(7,352,374)
Class C
Subscriptions	802,265	5,958,963	436,145	3,310,841
Distributions reinvested	32,156	237,862	43,463	330,590
Redemptions	(269,664)	(2,015,245)	(355,147)	(2,711,044)
Net Increase	564,757	4,181,580	124,461	930,387
Class Z
Subscriptions	3,335,263	24,774,292	3,628,532	27,532,856
Distributions reinvested	51,246	381,157	46,070	352,743
Redemptions	(2,358,347)	(17,511,054)	(3,386,180)	(25,662,640)
Net Increase	1,028,162	7,644,395	288,422	2,222,959

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia California Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months									Period		Year
	Ended									Ended		Ended
	April 30,		Year Ended October 31,							October 31,		January 31,
Class A Shares	2008		2007		2006		2005		2004	2003 (a)		2003
Net Asset Value, Beginning of Period	$7.55		$7.74		$7.59		$7.74		$7.70	$7.63		$7.59
Income from Investment Operations:
Net investment income (b)	0.15		0.30		0.31		0.31		0.31	0.23		0.33
Net realized and unrealized gain (loss) on investments and futures contracts	(0.16)		(0.16)		0.18		(0.15)		0.20	0.07		0.08
Total from Investment Operations	(0.01)		0.14		0.49		0.16		0.51	0.30		0.41
Less Distributions to Shareholders:
From net investment income	(0.15)		(0.30)		(0.31)		(0.31)		(0.31)	(0.23)		(0.33)
From net realized gains	(0.04)		(0.03)		(0.03)		—		(0.16)	—		(0.04)
Total Distributions to Shareholders	(0.19)		(0.33)		(0.34)		(0.31)		(0.47)	(0.23)		(0.37)
Net Asset Value, End of Period	$7.35		$7.55		$7.74		$7.59		$7.74	$7.70		$7.63
Total return (c)	(0.07	)%(d)(e)	1.86	%(d)	6.61	%(d)	2.05	%(d)	6.81%	3.96	%(e)	5.46%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	0.84	%(g)	0.83%		0.83%		0.90%		0.87%	0.98	%(g)	0.93%
Waiver/Reimbursement	0.02	%(g)	0.03%		0.02%		—	%(h)	—	—		—
Net investment income (f)	4.05	%(g)	3.99%		4.04%		4.00%		4.07%	4.04	%(g)	4.27%
Portfolio turnover rate	5	%(e)	12%		10%		7%		4%	9	%(e)	10%
Net assets, end of period (000's)	$282,133		$281,254		$292,740		$303,486		$199,877	$212,086		$220,494

(a)  The Fund changed its fiscal year end from January 31 to October 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia California Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months									Period		Year
	Ended									Ended		Ended
	April 30,		Year Ended October 31,							October 31,		January 31,
Class B Shares	2008		2007		2006		2005		2004	2003 (a)		2003
Net Asset Value, Beginning of Period	$7.55		$7.74		$7.59		$7.74		$7.70	$7.63		$7.59
Income from Investment Operations:
Net investment income (b)	0.12		0.25		0.25		0.25		0.25	0.19		0.27
Net realized and unrealized gain (loss) on investments and futures contracts	(0.15)		(0.17)		0.18		(0.15)		0.20	0.07		0.08
Total from Investment Operations	(0.03)		0.08		0.43		0.10		0.45	0.26		0.35
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.24)		(0.25)		(0.25)		(0.25)	(0.19)		(0.27)
From net realized gains	(0.04)		(0.03)		(0.03)		—		(0.16)	—		(0.04)
Total Distributions to Shareholders	(0.17)		(0.27)		(0.28)		(0.25)		(0.41)	(0.19)		(0.31)
Net Asset Value, End of Period	$7.35		$7.55		$7.74		$7.59		$7.74	$7.70		$7.63
Total return (c)	(0.44	)%(d)(e)	1.10	%(d)	5.82	%(d)	1.29	%(d)	6.01%	3.38	%(e)	4.68%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	1.59	%(g)	1.58%		1.58%		1.65%		1.62%	1.73	%(g)	1.68%
Waiver/Reimbursement	0.02	%(g)	0.03%		0.02%		—	%(h)	—	—		—
Net investment income (f)	3.31	%(g)	3.25%		3.29%		3.25%		3.32%	3.29	%(g)	3.52%
Portfolio turnover rate	5	%(e)	12%		10%		7%		4%	9	%(e)	10%
Net assets, end of period (000's)	$13,194		$16,123		$24,004		$30,327		$28,600	$38,760		$43,436

(a)  The Fund changed its fiscal year end from January 31 to October 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia California Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months						Period		Year
	Ended April 30,		Year Ended October 31,				Ended October 31,		Ended January 31,
Class C Shares	2008		2007	2006	2005	2004	2003 (a)		2003
Net Asset Value, Beginning of Period	$7.55		$7.74	$7.59	$7.74	$7.70	$7.63		$7.59
Income from Investment Operations:
Net investment income (b)	0.13		0.27	0.27	0.27	0.28	0.21		0.29
Net realized and unrealized gain (loss) on investments and futures contracts	(0.15)		(0.16)	0.18	(0.15)	0.19	0.06		0.08
Total from Investment Operations	(0.02)		0.11	0.45	0.12	0.47	0.27		0.37
Less Distributions to Shareholders:
From net investment income	(0.14)		(0.27)	(0.27)	(0.27)	(0.27)	(0.20)		(0.29)
From net realized gains	(0.04)		(0.03)	(0.03)	—	(0.16)	—		(0.04)
Total Distributions to Shareholders	(0.18)		(0.30)	(0.30)	(0.27)	(0.43)	(0.20)		(0.33)
Net Asset Value, End of Period	$7.35		$7.55	$7.74	$7.59	$7.74	$7.70		$7.63
Total return (c)(d)	(0.30	)%(e)	1.40%	6.13%	1.59%	6.33%	3.61	%(e)	4.99%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	1.29	%(g)	1.28%	1.28%	1.35%	1.32%	1.43	%(g)	1.38%
Waiver/Reimbursement	0.32	%(g)	0.33%	0.32%	0.30%	0.30%	0.30	%(g)	0.30%
Net investment income (f)	3.58	%(g)	3.54%	3.59%	3.55%	3.62%	3.59	%(g)	3.82%
Portfolio turnover rate	5	%(e)	12%	10%	7%	4%	9	%(e)	10%
Net assets, end of period (000's)	$20,475		$16,765	$16,224	$17,063	$14,244	$18,244		$23,686

(a)  The Fund changed its fiscal year end from January 31 to October 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia California Tax-Exempt Fund

Selected data for a share outstanding throughout the period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		Period Ended October 31,
Class Z Shares	2008		2007	2006	2005 (a)
Net Asset Value, Beginning of Period	$7.55		$7.74	$7.59	$7.73
Income from Investment Operations:
Net investment income (b)	0.16		0.32	0.32	0.04
Net realized and unrealized gain (loss) on investments and futures contracts	(0.16)		(0.16)	0.19	(0.14)
Total from Investment Operations	0.00		0.16	0.51	(0.10)
Less Distributions to Shareholders:
From net investment income	(0.16)		(0.32)	(0.33)	(0.04)
From net realized gains	(0.04)		(0.03)	(0.03)	—
Total Distributions to Shareholders	(0.20)		(0.35)	(0.36)	(0.04)
Net Asset Value, End of Period	$7.35		$7.55	$7.74	$7.59
Total return (c)(d)	0.05	%(e)	2.09%	6.85%	(1.28	)%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.60	%(g)	0.60%	0.60%	0.58	%(g)
Waiver/Reimbursement	0.02	%(g)	0.03%	0.02%	—	%(g)(h)
Net investment income (f)	4.29	%(g)	4.23%	4.26%	4.29	%(g)
Portfolio turnover rate	5	%(e)	12%	10%	7	%(e)
Net assets, end of period (000's)	$127,271		$122,941	$123,803	$117,979

(a)  Class Z shares commenced operations on September 19, 2005. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

23

Notes to Financial Statements – Columbia California Tax-Exempt Fund
April 30, 2008 (Unaudited)

Note 1. Organization

Columbia California Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income exempt from federal income tax and California individual income tax and of capital appreciation, consistent with moderate fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

24

Columbia California Tax-Exempt Fund, April 30, 2008 (Unaudited)

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161 ( "SFAS 161"), Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133, was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Futures Contracts

The Fund may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. These futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Fund may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses futures contracts in an effort to achieve more efficiently, economic exposure similar to that which they could have achieved through the purchase and sale of fixed income securities.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Income Recognition

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year,

25

Columbia California Tax-Exempt Fund, April 30, 2008 (Unaudited)

and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2007 were as follows:

Tax-Exempt Income	$17,835,543
Ordinary Income*	396,868
Long-Term Capital Gains	1,148,829

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at April 30, 2008, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$24,946,345
Unrealized depreciation	(7,096,452)
Net unrealized appreciation	$17,849,893

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") on April 30, 2008. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements and no cumulative effect adjustments were recorded. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund as follows:

Combined Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $3 billion	0.45%
Over $3 billion	0.40%

26

Columbia California Tax-Exempt Fund, April 30, 2008 (Unaudited)

For the six month period ended April 30, 2008, the Fund's annualized effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Fund also reimbursed Columbia for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the six month period ended April 30, 2008, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $1,952.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statement of Operations. For the six month period ended April 30, 2008, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the six month period ended April 30, 2008, the Distributor has retained net underwriting discounts of $16,158 on sales of the Fund's Class A shares and received net CDSC fees of $18,912 and $13,113 on Class A and Class B share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the "Plans") which require the payment of a monthly service fee to the Distributor. The service fee is equal to 0.10% annually of the net assets attributable to shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in an annual rate of service fee for all shares that is a

27

Columbia California Tax-Exempt Fund, April 30, 2008 (Unaudited)

blend between the 0.10% and 0.25% rates. For the six month period ended April 30, 2008, the Fund's annualized effective service fee rate was 0.24% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C shares distribution fee so that it will not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fee Waivers and Expense Reimbursements

Columbia and/or some of the Fund's other service providers have voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.60% annually of the Fund's average daily net assets. Columbia, at its discretion, may modify or terminate this arrangement any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as "Expense reductions" on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended April 30, 2008, these custody credits reduced total expenses by $473 for the Fund.

Note 6. Portfolio Information

For the six month period ended April 30, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $30,078,954 and $20,570,873, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit and may charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" on the Statement of Operations.

For the six month period ended April 30, 2008, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of April 30, 2008, 26.8% of the Fund's shares outstanding were beneficially owned by one participant account over which

28

Columbia California Tax-Exempt Fund, April 30, 2008 (Unaudited)

BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 10. Disclosure of Significant Risks and Contingencies

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At April 30, 2008, private insurers who insured greater than 5% of the total net assets of the Fund were as follows:

Insurer	% of Net Assets
MBIA Insurance Corp.	19.2
Ambac Assurance Corp.	18.9
Financial Security Assurance, Inc.	11.5
Financial Guaranty Insurance Co.	9.1

At June 17, 2008, MBIA Insurance Corp., Ambac Assurance Corp., Financial Security Assurance, Inc. and Financial Guaranty Insurance Co. were rated by Standard & Poor's AA, AA, AAA and BB, respectively.

Geographic Concentration Risk

The Fund has greater than 5% of its total net assets on April 30, 2008 invested in debt obligations issued by each of California and Puerto Rico and their respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of the state's or territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia

29

Columbia California Tax-Exempt Fund, April 30, 2008 (Unaudited)

Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the

30

Columbia California Tax-Exempt Fund, April 30, 2008 (Unaudited)

District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

31

This page intentionally left blank.

Important Information About This Report – Columbia California Tax-Exempt Fund

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia California Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

33

Columbia Management®

Columbia California Tax-Exempt Fund

Semiannual Report, April 30, 2008

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-44/153627-0408 (06/08) 08/57611

Columbia Management®

Semiannual Report

April 30, 2008

Columbia Connecticut Tax-Exempt Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Fund Profile	1

Performance Information	3

Understanding Your Expenses	4

Financial Statements

Investment Portfolio	5

Statement of Assets and Liabilities	10

Statement of Operations	11

Statement of Changes in Net Assets	12

Financial Highlights	13

Notes to Financial Statements	16

Important Information About This Report	25

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this financial report for your Columbia Fund. This document provides information that can help support your investment decision-making. It's been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management's investment professionals have responded to these issues, I encourage you to read the portfolio manager's summary on the following page. I believe this discussion reflects Columbia Management's investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest in Columbia Funds. Columbia Management's commitment is to honor that decision by providing investment solutions designed to exceed your expectations. As we review the past six months and look forward to the year ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as the Fund's investment manager include:

■  Broad and deep investment expertise, including dedicated portfolio management, research and trading

■  Strategically positioned investment disciplines and processes

■  Comprehensive compliance and risk management

■  A team-driven culture that draws upon multiple sources to pursue consistent and superior performance

■  A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach—Rather than rely on the talent or judgment of one individual, Columbia Management takes a team-oriented approach to investing. We draw from the diverse experiences and insights of our people—including portfolio managers, research analysts and traders—to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus—At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients' interests first and we understand the premium our clients place on reliability—whether it's related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts.

While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you've chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Fund Profile – Columbia Connecticut Tax-Exempt Fund

Summary

■  For the six-month period that ended April 30, 2008, the fund's Class A shares returned 0.60% without sales charge. The Lehman Brothers Municipal Bond Index, the Fund's benchmark, returned 1.47%.1 The average return of the fund's peer group, the Lipper Connecticut Municipal Debt Funds Classification, returned 0.45%.2 The fund underperformed the benchmark primarily because the benchmark had more exposure to bonds with maturities of up to 10 years, the best performing segment of the municipal bond market. We believe that the fund's large commitment to issues maturing in five to twenty years helped results compared to its peer group.

■  Deteriorating credit conditions drove investors to higher quality issues, raising prices and lowering yields on Treasury obligations. The Federal Reserve Board's rate cuts also brought yields down on shorter-term issues. However, the recent credit crisis stirred fears about the financial strength of bond insurers, keeping the benefits of falling rates from being broadly felt in the municipal markets. While yields fell and prices rose on good quality issues maturing within 10 years, results fell off as ratings declined and maturities lengthened. Because we expect slower growth and relatively benign inflation, our strategy has emphasized quality bonds with good call protection in the five-to-twenty year maturity range. If the markets falter, we would seek to take advantage of lower prices and higher yields by investing in lower quality bonds with good credit characteristics. We would target these bonds for their rebound potential.

■  Connecticut's bonds have performed relatively well despite economic concerns and budget pressures. Connecticut is a high wealth state with 30% of personal income taxes coming from only 15% of filers. The state's well-diversified employment base has kept job growth positive despite recent slowing; among high-paying sectors, only banking has shown significant job shrinkage. Connecticut's casinos also help sustain employment levels while attracting substantial tourist dollars. A 2007 budget surplus allowed the state to boost reserves, and an expected small surplus in 2008 would mark four straight years of operating surpluses. However, Connecticut is a frequent borrower, and residents support some of the nation's highest per capita debt levels. Much of this debt has been assigned to school construction, a responsibility that is funded locally in many states.

1The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 04/30/08

+0.60%

Class A shares (without sales charge)

+1.47%

Lehman Brothers Municipal Bond Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data gathered is from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 12/31/07.

1

Fund Profile (continued) – Columbia Connecticut Tax-Exempt Fund

Portfolio Management

Gary Swayze has managed the fund since 1997, and has been associated with the advisor or its predecessors or affiliate organizations since 1997.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

2

Performance Information – Columbia Connecticut Tax-Exempt Fund

Performance of a $10,000 investment 05/01/98 – 04/30/08 ($)

Sales charge	without	with
Class A	15,713	14,967
Class B	14,584	14,584
Class C	15,025	15,025

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Connecticut Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 04/30/08 (%)

Share class	A		B		C
Inception	11/01/91		06/08/92		08/01/97
Sales charge	without	with	without	with	without	with
6-month (cumulative)	0.60	–4.18	0.23	–4.65	0.37	–0.60
1-year	1.63	–3.20	0.88	–3.97	1.17	0.20
5-year	2.95	1.96	2.19	1.85	2.49	2.49
10-year	4.62	4.11	3.85	3.85	4.16	4.16

Average annual total return as of 03/31/08 (%)

Share class	A		B		C
Sales charge	without	with	without	with	without	with
6-month (cumulative)	–0.22	–4.96	–0.58	–5.43	–0.44	–1.41
1-year	0.68	–4.10	–0.07	–4.87	0.22	–0.74
5-year	2.86	1.87	2.10	1.76	2.40	2.40
10-year	4.43	3.92	3.65	3.65	3.96	3.96

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and the fees associated with each class.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.98
Class B	1.73
Class C	1.73

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 04/30/08 ($)

Class A	7.53
Class B	7.53
Class C	7.53

Distributions declared per share

11/01/07 – 04/30/08 ($)

Class A	0.22
Class B	0.20
Class C	0.21

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions include $0.09 per share of taxable realized gains.

3

Understanding Your Expenses – Columbia Connecticut Tax-Exempt Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

11/01/07 – 04/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,006.02	1,020.69	4.19	4.22	0.84
Class B	1,000.00	1,000.00	1,002.29	1,016.96	7.92	7.97	1.59
Class C	1,000.00	1,000.00	1,003.68	1,018.45	6.43	6.47	1.29

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Investment Portfolio – Columbia Connecticut Tax-Exempt Fund

April 30, 2008 (Unaudited)

Municipal Bonds – 97.4%
	Par ($)	Value ($)
Education – 23.9%
Education – 18.4%
CT Health & Educational Facilities Authority
Connecticut College, Series 2002 E, Insured: MBIA 5.250% 07/01/22	400,000	419,688
Greenwich Academy, Series 2007 E, Insured: FSA 5.250% 03/01/32	2,000,000	2,193,020
Miss Porter's School, Series 2006 B, Insured: AMBAC 5.000% 07/01/36	1,075,000	1,074,925
Quinnipiac University: Series 2007 K2, 5.000% 07/01/27	1,000,000	1,022,340
Series 2007 I, Insured: MBIA 4.375% 07/01/28	1,015,000	977,384
Trinity College: Series 1998 F, Insured: MBIA 5.500% 07/01/21	2,000,000	2,204,300
Series 2007 J, Insured: MBIA: 4.250% 07/01/31	1,000,000	928,560
4.500% 07/01/37	1,500,000	1,445,625
University of Connecticut, Series 2000 A, Insured: FGIC: 5.250% 11/15/14	2,135,000	2,304,625
5.250% 11/15/18	2,095,000	2,222,020
University of Hartford, Series 2002, Insured: RAD 5.375% 07/01/15	1,000,000	1,051,290
Yale University: Series 2003 X-1, 5.000% 07/01/42	2,000,000	2,033,540
Series 2007 Z-1, 5.000% 07/01/42	1,500,000	1,537,305
Education Total		19,414,622

	Par ($)	Value ($)
Prep School – 5.5%
CT Health & Educational Facilities Authority
Brunswick School, Series 2003 B, Insured: MBIA 5.000% 07/01/33	670,000	682,469
Loomis Chaffee School: Series 2001 E, 5.250% 07/01/21	1,765,000	1,819,432
Series 2005 F, Insured: AMBAC: 5.250% 07/01/25	2,035,000	2,205,879
5.250% 07/01/26	1,045,000	1,130,659
Prep School Total		5,838,439
Education Total		25,253,061
Health Care – 5.7%
Hospitals – 2.6%
CT Health & Educational Facilities Authority
Danbury Hospital, Series 2006 H, Insured: AMBAC 4.500% 07/01/33	2,000,000	1,848,960
Middlesex Hospital, Series 2006 L, Insured: FSA 4.250% 07/01/36	1,000,000	865,040
Hospitals Total		2,714,000
Intermediate Care Facilities – 0.7%
CT Health & Educational Facilities Authority
Village for Families & Children, Inc., Series 2002 A, Insured: AMBAC 5.000% 07/01/23	255,000	261,872
CT Housing Finance Authority
Series 2000, Insured: AMBAC 5.850% 06/15/30	500,000	512,565
Intermediate Care Facilities Total		774,437
Nursing Homes – 2.4%
CT Development Authority Health Facility
Alzheimers Resources Center, Inc., Series 2007: 5.400% 08/15/21	500,000	447,790
5.500% 08/15/27	2,375,000	2,029,913
Nursing Homes Total		2,477,703
Health Care Total		5,966,140

See Accompanying Notes to Financial Statements.

5

Columbia Connecticut Tax-Exempt Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
Housing – 2.9%
Multi-Family – 0.7%
CT Greenwich Housing Authority
Greenwich Close Apartments, Series 1997 A, 6.350% 09/01/27	750,000	744,968
Multi-Family Total		744,968
Single-Family – 2.2%
CT Housing Finance Authority
Series 2006, AMT, 4.875% 11/15/36	1,500,000	1,355,775
Series 2003 C-1, 4.850% 11/15/23	1,000,000	1,003,620
Single-Family Total		2,359,395
Housing Total		3,104,363
Other – 3.8%
Refunded/Escrowed(a) – 3.8%
CT Government
Series 1993 B, Escrowed to Maturity, 5.400% 09/15/09	25,000	26,076
CT Health & Educational Facilities Authority
State University, Series 2003 E, Pre-refunded 11/01/12, Insured: FGIC 5.000% 11/01/14	2,060,000	2,238,664
CT New Haven
Series 2002 B, Escrowed to Maturity, Insured: FGIC 5.000% 11/01/16	10,000	10,655
Series 2002 C, Escrowed to Maturity, Insured: MBIA 5.000% 11/01/20	10,000	10,384
CT North Branford
Series 2001, Pre-refunded 10/01/10, Insured: MBIA 5.000% 10/01/15	50,000	53,411

	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2002 E, Escrowed to Maturity, Insured: AMBAC 5.500% 08/01/27	1,500,000	1,638,794
Refunded/Escrowed Total		3,977,984
Other Total		3,977,984
Resource Recovery – 1.4%
Resource Recovery – 1.4%
CT Resource Recovery Authority
American Re-Fuel Co., Series 2001 AII, AMT, 5.500% 11/15/15	1,500,000	1,481,820
Resource Recovery Total		1,481,820
Resource Recovery Total		1,481,820
Tax-Backed – 48.7%
Local General Obligations – 27.6%
CT Bridgeport
Series 1997 A, Insured: MBIA 5.500% 08/15/19	1,500,000	1,679,400
Series 2004 C, Insured: MBIA 5.500% 08/15/21	1,225,000	1,363,486
CT Cheshire
Series 2000 B, 5.000% 08/01/14	1,720,000	1,893,806
CT East Hartford
Series 2003, Insured: FGIC 5.250% 05/01/15	1,000,000	1,115,740
CT East Haven
Series 2003, Insured: MBIA 5.000% 09/01/15	640,000	701,478
CT Granby
Series 1993, Insured: MBIA 6.550% 04/01/10	175,000	187,976
Series 2006, 5.000% 02/15/26	540,000	620,935
CT Hartford County Metropolitan District
Series 1993: 5.200% 12/01/13	500,000	552,465
5.625% 02/01/13	600,000	662,730

See Accompanying Notes to Financial Statements.

6

Columbia Connecticut Tax-Exempt Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
CT New Britain
Series 1993 A, Insured: MBIA 6.000% 10/01/12	2,000,000	2,153,400
Series 1993 B, Insured: MBIA 6.000% 03/01/12	1,000,000	1,067,920
Series 2006, Insured: AMBAC 5.000% 04/15/21	1,160,000	1,255,248
CT New Haven
Series 2002 B, Insured: FGIC 5.000% 11/01/16	2,230,000	2,358,047
Series 2002 C, Insured: MBIA 5.000% 11/01/20	1,465,000	1,524,245
CT New Milford
Series 2004, Insured: AMBAC 5.000% 01/15/17	1,025,000	1,131,241
CT North Haven
Series 2007, 4.750% 07/15/26	1,150,000	1,208,857
CT Plainville
Series 2002, Insured: FGIC: 5.000% 12/01/15	400,000	423,884
5.000% 12/01/16	500,000	527,215
CT Stamford
Series 2003 B, 5.250% 08/15/16	2,750,000	3,109,040
CT Suffield
Series 2005, 5.000% 06/15/20	1,400,000	1,532,706
CT West Hartford
Series 2005 B, 5.000% 10/01/24	1,500,000	1,575,765
CT Westbrook
Series 1992, Insured: MBIA 6.300% 03/15/12	265,000	297,375
CT Westport
Series 2003, 5.000% 08/15/15	1,000,000	1,099,360

	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Municipal Finance Agency
Series 2002 A, Insured: FSA 5.250% 08/01/18	1,000,000	1,054,380
Local General Obligations Total		29,096,699
Special Non-Property Tax – 12.7%
CT Special Tax Obligation Revenue
Transportation Infrastructure: Series 1992 B, 6.125% 09/01/12	2,600,000	2,831,894
Series 2002 B, Insured: AMBAC 5.000% 12/01/21	1,500,000	1,542,600
Series 2004 B, Insured: AMBAC 5.250% 07/01/18	2,000,000	2,221,220
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 1993 X, Insured: FSA 5.500% 07/01/13	3,000,000	3,218,640
Series 2002 E, Insured: FSA 5.500% 07/01/21	1,000,000	1,103,730
Series 2005 L, Insured: AMBAC 5.250% 07/01/38	2,000,000	2,093,340
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 A, Insured: AMBAC (b) 07/01/35	2,000,000	439,220
Special Non-Property Tax Total		13,450,644
State Appropriated – 2.4%
CT Juvenile Training School
Series 2001, 4.750% 12/15/25	2,500,000	2,514,300
State Appropriated Total		2,514,300
State General Obligations – 6.0%
CT State
Series 2001 C, Insured: FSA 5.500% 12/15/15	1,500,000	1,711,365
Series 2001, Insured: FSA 5.500% 12/15/14	1,500,000	1,700,790

See Accompanying Notes to Financial Statements.

7

Columbia Connecticut Tax-Exempt Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
Series 2005 B, Insured: AMBAC 5.250% 06/01/20	400,000	444,128
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2007, 6.250% 07/01/23	1,000,000	1,100,290
PR Commonwealth of Puerto Rico
Public Improvement, Series 2001, Insured: FSA 5.500% 07/01/16	1,250,000	1,379,500
State General Obligations Total		6,336,073
Tax-Backed Total		51,397,716
Transportation – 0.5%
Transportation – 0.5%
CT New Haven Air Rights Parking Facility
Series 2002, Insured: AMBAC 5.375% 12/01/15	500,000	550,910
Transportation Total		550,910
Transportation Total		550,910
Utilities – 10.5%
Municipal Electric – 6.1%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2002 JJ, Insured: MBIA 5.250% 07/01/15	2,000,000	2,138,940
Series 2002 KK, Insured: MBIA 5.500% 07/01/15	1,500,000	1,627,275
Series 2003 NN, Insured: MBIA 5.250% 07/01/19	2,500,000	2,669,825
Municipal Electric Total		6,436,040
Water & Sewer – 4.4%
CT Greater New Haven Water Pollution Control Authority
Series 2008, Insured: FSA 4.750% 11/15/28	600,000	605,940
CT South Central Regional Water Authority
Series 2005, Insured: MBIA 5.000% 08/01/30	1,870,000	1,897,115

	Par ($)	Value ($)
Series 2007 A, Insured: MBIA: 5.250% 08/01/23	1,000,000	1,083,210
5.250% 08/01/24	1,000,000	1,082,120
Water & Sewer Total		4,668,385
Utilities Total		11,104,425
Total Municipal Bonds (cost of $101,985,057)		102,836,419
Investment Company – 0.5%
	Shares
Dreyfus Municipal Cash Management Plus	521,993	521,993
(7 day yield of 2.640%)
Total Investment Company (cost of $521,993)		521,993
Short-Term Obligation – 0.8%
	Par ($)
Variable Rate Demand Note (c) – 0.8%
TX Harris County Health Facilities Development Corp.
Texas Children's Hospital, Series 1999 B-1, Insured: MBIA, SPA: JPMorgan Chase Bank 2.600% 10/01/29	800,000	800,000
Variable Rate Demand Note Total		800,000
Total Short-Term Obligation (cost of $800,000)		800,000
Total Investments – 98.7% (cost of $103,307,050)(d)		104,158,412
Other Assets & Liabilities, Net – 1.3%		1,384,019
Net Assets – 100.0%		105,542,431

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Zero coupon bond.

(c)  Variable rate demand note. This security is payable upon demand and is secured by letters of credit or other credit support agreements from banks. The interest rate changes periodically and the interest rate shown reflects the rate as of April 30, 2008.

(d)  Cost for federal income tax purposes is $103,265,395.

See Accompanying Notes to Financial Statements.

8

Columbia Connecticut Tax-Exempt Fund

April 30, 2008 (Unaudited)

At April 30, 2008, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source	% of Net Assets
Tax-Backed	48.7
Education	23.9
Utilities	10.5
Health Care	5.7
Refunded/Escrowed	3.8
Housing	2.9
Resource Recovery	1.4
Transportation	0.5
97.4
Investment Company	0.5
Short-Term Obligation	0.8
Other Assets & Liabilities, Net	1.3
100.0

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

MBIA	MBIA Insurance Corp.

RAD	Radian Asset Assurance, Inc.

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

9

Statement of Assets and Liabilities – Columbia Connecticut Tax-Exempt Fund
April 30, 2008 (Unaudited)

Assets	Investments, at cost	$103,307,050
	Investments, at value	104,158,412
	Cash	15,463
	Receivable for:
	Fund shares sold	62,799
	Interest	1,574,261
	Expense reimbursement due from investment advisor	16,692
	Trustees' deferred compensation plan	23,948
	Other assets	2,076
	Total Assets	105,853,651
Liabilities	Payable for:
	Fund shares repurchased	29,937
	Distributions	109,390
	Investment advisory fee	43,498
	Transfer agent fee	21,414
	Pricing and bookkeeping fees	6,521
	Trustees' fees	573
	Audit fee	23,232
	Custody fee	1,472
	Distribution and service fees	34,230
	Chief compliance officer expenses	37
	Trustees' deferred compensation plan	23,948
	Other liabilities	16,968
	Total Liabilities	311,220
	Net Assets	105,542,431
Net Assets Consist of	Paid-in capital	103,864,995
	Undistributed net investment income	291,391
	Accumulated net realized gain	534,683
	Net unrealized appreciation on investments	851,362
	Net Assets	105,542,431
Class A	Net assets	$79,432,016
	Shares outstanding	10,548,821
	Net asset value per share	$7.53	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($7.53/0.9525)	7.91	(b)
Class B	Net assets	$13,845,767
	Shares outstanding	1,838,775
	Net asset value and offering price per share	$7.53	(a)
Class C	Net assets	$12,264,648
	Shares outstanding	1,628,808
	Net asset value and offering price per share	$7.53	(a)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

10

Statement of Operations – Columbia Connecticut Tax-Exempt Fund
For the Six Months Ended April 30, 2008 (Unaudited)

		($)
Investment Income	Interest	2,458,414
	Dividends	4,259
	Total Investment Income	2,462,673
Expenses	Investment advisory fee	272,033
	Distribution fee:
	Class B	56,007
	Class C	47,372
	Service fee:
	Class A	97,057
	Class B	17,764
	Class C	15,107
	Transfer agent fee	25,777
	Pricing and bookkeeping fees	32,880
	Trustees' fees	11,029
	Custody fee	3,905
	Chief compliance officer expenses	302
	Other expenses	68,185
	Total Expenses	647,418
	Fees and expenses waived or reimbursed by investment advisor	(87,244)
	Fees waived by Distributor - Class C	(18,970)
	Expense reductions	(427)
	Net Expenses	540,777
	Net Investment Income	1,921,896
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	Net realized gain on:
	Investments	815,336
	Futures contracts	32,015
	Net realized gain	847,351
	Net change in unrealized depreciation on:
	Investments	(2,127,719)
	Futures contracts	(20,720)
	Net change in unrealized depreciation	(2,148,439)
	Net Loss	(1,301,088)
	Net Increase Resulting from Operations	620,808

See Accompanying Notes to Financial Statements.

11

Statement of Changes in Net Assets – Columbia Connecticut Tax-Exempt Fund
April 30, 2008 (Unaudited)

Increase (Decrease) in Net Assets		(Unaudited) Six months Ended April 30, 2008	Year Ended October 31, 2007
Operations	Net investment income	$1,921,896	$4,031,548
	Net realized gain on investments and futures contracts	847,351	1,142,284
	Net change in unrealized depreciation on investments and futures contracts	(2,148,439)	(3,126,182)
	Net Increase Resulting from Operations	620,808	2,047,650
Distributions to Shareholders	From net investment income:
	Class A	(1,494,043)	(3,028,284)
	Class B	(218,757)	(584,055)
	Class C	(203,653)	(412,247)
	From net realized gains:
	Class A	(917,387)	(946,187)
	Class B	(179,705)	(268,780)
	Class C	(143,822)	(149,496)
	Total Distributions to Shareholders	(3,157,367)	(5,389,049)
Share Transactions	Class A
	Subscriptions	2,717,198	10,275,047
	Distributions reinvested	1,687,084	2,620,668
	Redemptions	(7,427,253)	(14,148,553)
	Net Decrease	(3,022,971)	(1,252,838)
	Class B
	Subscriptions	137,486	342,619
	Distributions reinvested	241,480	520,625
	Redemptions	(3,212,834)	(8,253,790)
	Net Decrease	(2,833,868)	(7,390,546)
	Class C
	Subscriptions	1,013,557	1,854,490
	Distributions reinvested	190,187	340,249
	Redemptions	(1,534,490)	(2,727,247)
	Net Decrease	(330,746)	(532,508)
	Net Decrease from Share Transactions	(6,187,585)	(9,175,892)
	Total Decrease in Net Assets	(8,724,144)	(12,517,291)
Net Assets	Beginning of period	114,266,575	126,783,866
	End of period	105,542,431	114,266,575
	Undistributed net investment income at end of period	291,391	285,948
Changes in Shares	Class A
	Subscriptions	358,299	1,338,394
	Issued for distributions reinvested	222,798	337,680
	Redemptions	(978,667)	(1,825,289)
	Net Decrease	(397,570)	(149,215)
	Class B
	Subscriptions	17,880	44,175
	Issued for distributions reinvested	31,861	66,949
	Redemptions	(420,504)	(1,067,796)
	Net Decrease	(370,763)	(956,672)
	Class C
	Subscriptions	132,801	237,987
	Issued for distributions reinvested	25,106	43,807
	Redemptions	(201,824)	(349,952)
	Net Decrease	(43,917)	(68,158)

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia Connecticut Tax-Exempt Fund

Selected data for a fund share outstanding throughout each period is as follows:

	(Unaudited) Six Months						Period		Year
	Ended						Ended		Ended
	April 30,		Year Ended October 31,				October 31,		January 31,
Class A Shares	2008		2007	2006	2005	2004	2003 (a)		2003
Net Asset Value, Beginning of Period	$7.71		$7.92	$7.91	$8.19	$8.21	$8.11		$7.96
Income from Investment Operations:
Net investment income (b)	0.14		0.28	0.29	0.29	0.29	0.24		0.34
Net realized and unrealized gain (loss) on investments and futures contracts	(0.10)		(0.12)	0.11	(0.23)	0.10	0.10		0.17
Total from Investment Operations	0.04		0.16	0.40	0.06	0.39	0.34		0.51
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.28)	(0.28)	(0.29)	(0.29)	(0.24)		(0.34)
From net realized gains	(0.09)		(0.09)	(0.11)	(0.05)	(0.12)	—		(0.02)
Total Distributions to Shareholders	(0.22)		(0.37)	(0.39)	(0.34)	(0.41)	(0.24)		(0.36)
Net Asset Value, End of Period	$7.53		$7.71	$7.92	$7.91	$8.19	$8.21		$8.11
Total return (c)(d)	0.60	%(e)	2.03%	5.25%	0.72%	4.91%	4.21	%(e)	6.54%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses (f)	0.84	%(g)	0.84%	0.84%	0.84%	0.83%	0.83	%(g)	0.82%
Waiver/Reimbursement	0.16	%(g)	0.13%	0.16%	0.09%	0.09%	0.20	%(g)	0.16%
Net investment income (f)	3.69	%(g)	3.61%	3.67%	3.63%	3.60%	3.97	%(g)	4.21%
Portfolio turnover rate	5	%(e)	14%	13%	9%	9%	11	%(e)	16%
Net assets, end of period (000's)	$79,432		$84,351	$87,906	$98,063	$106,661	$111,944		$114,482

(a)  The Fund changed its fiscal year end from January 31 to October 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Connecticut Tax-Exempt Fund

Selected data for a fund share outstanding throughout each period is as follows:

	(Unaudited) Six Months						Period		Year
	Ended						Ended		Ended
	April 30,		Year Ended October 31,				October 31,		January 31,
Class B Shares	2008		2007	2006	2005	2004	2003 (a)		2003
Net Asset Value, Beginning of Period	$7.71		$7.92	$7.91	$8.19	$8.21	$8.11		$7.96
Income from Investment Operations:
Net investment income (b)	0.11		0.22	0.23	0.23	0.23	0.20		0.28
Net realized and unrealized gain (loss) on investments and futures contracts	(0.09)		(0.12)	0.11	(0.23)	0.10	0.09		0.17
Total from Investment Operations	0.02		0.10	0.34	—	0.33	0.29		0.45
Less Distributions to Shareholders:
From net investment income	(0.11)		(0.22)	(0.22)	(0.23)	(0.23)	(0.19)		(0.28)
From net realized gains	(0.09)		(0.09)	(0.11)	(0.05)	(0.12)	—		(0.02)
Total Distributions to Shareholders	(0.20)		(0.31)	(0.33)	(0.28)	(0.35)	(0.19)		(0.30)
Net Asset Value, End of Period	$7.53		$7.71	$7.92	$7.91	$8.19	$8.21		$8.11
Total return (c)(d)	0.23	%(e)	1.27%	4.47%	(0.03)%	4.13%	3.62	%(e)	5.74%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses (f)	1.59	%(g)	1.59%	1.59%	1.59%	1.58%	1.58	%(g)	1.57%
Waiver/Reimbursement	0.16	%(g)	0.13%	0.16%	0.09%	0.09%	0.20	%(g)	0.16%
Net investment income (f)	2.94	%(g)	2.86%	2.93%	2.88%	2.84%	3.22	%(g)	3.46%
Portfolio turnover rate	5	%(e)	14%	13%	9%	9%	11	%(e)	16%
Net assets, end of period (000's)	$13,846		$17,026	$25,085	$34,784	$46,271	$55,792		$61,865

(a)  The Fund changed its fiscal year end from January 31 to October 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Connecticut Tax-Exempt Fund

Selected data for a fund share outstanding throughout each period is as follows:

	(Unaudited) Six Months						Period		Year
	Ended						Ended		Ended
	April 30,		Year Ended October 31,				October 31,		January 31,
Class C Shares	2008		2007	2006	2005	2004	2003 (a)		2003
Net Asset Value, Beginning of Period	$7.71		$7.92	$7.91	$8.19	$8.21	$8.11		$7.96
Income from Investment Operations:
Net investment income (b)	0.12		0.24	0.25	0.26	0.26	0.22		0.30
Net realized and unrealized gain (loss) on investments and futures contracts	(0.09)		(0.12)	0.12	(0.24)	0.10	0.09		0.17
Total from Investment Operations	0.03		0.12	0.37	0.02	0.36	0.31		0.47
Less Distributions to Shareholders:
From net investment income	(0.12)		(0.24)	(0.25)	(0.25)	(0.26)	(0.21)		(0.30)
From net realized gains	(0.09)		(0.09)	(0.11)	(0.05)	(0.12)	—		(0.02)
Total Distributions to Shareholders	(0.21)		(0.33)	(0.36)	(0.30)	(0.38)	(0.21)		(0.32)
Net Asset Value, End of Period	$7.53		$7.71	$7.92	$7.91	$8.19	$8.21		$8.11
Total return (c)(d)	0.37	%(e)	1.57%	4.78%	0.27%	4.44%	3.86	%(e)	6.06%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses (f)	1.29	%(g)	1.29%	1.29%	1.29%	1.28%	1.28	%(g)	1.27%
Waiver/reimbursement	0.46	%(g)	0.43%	0.46%	0.39%	0.39%	0.50	%(g)	0.46%
Net investment income (f)	3.23	%(g)	3.16%	3.23%	3.18%	3.15%	3.52	%(g)	3.76%
Portfolio turnover rate	5	%(e)	14%	13%	9%	9%	11	%(e)	16%
Net assets, end of period (000's)	$12,265		$12,890	$13,792	$19,585	$24,764	$30,218		$30,456

(a)  The Fund changed its fiscal year end from January 31 to October 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

15

Notes to Financial Statements – Columbia Connecticut Tax-Exempt Fund

April 30, 2008 (Unaudited)

Note 1. Organization

Columbia Connecticut Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income exempt from federal income tax and Connecticut individual income tax and of capital appreciation, consistent with moderate fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class B and Class C. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotations. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

16

Columbia Connecticut Tax-Exempt Fund
April 30, 2008 (Unaudited)

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161 ("SFAS 161"), Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133, was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Futures Contracts

The Fund may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. These futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Fund may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses futures contracts in an effort to achieve more efficiently, economic exposure similar to that which they could have achieved through the purchase and sale of fixed income securities.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Income Recognition

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

17

Columbia Connecticut Tax-Exempt Fund
April 30, 2008 (Unaudited)

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2007 was as follows:

October 31, 2007
Tax-Exempt Income	$4,022,563
Ordinary Income*	2,023
Long-Term Capital Gains	1,364,463

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at April 30, 2008, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$2,665,285
Unrealized depreciation	(1,772,268)
Net unrealized appreciation	$893,017

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") effective April 30, 2008. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 did not have any effect on the Fund's financial statements and no cumulative effect adjustments were recorded. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund as follows:

Combined Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $3 billion	0.45%
Over $3 billion	0.40%

For the six month period ended April 30, 2008, the Fund's annualized effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

18

Columbia Connecticut Tax-Exempt Fund
April 30, 2008 (Unaudited)

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Fund also reimbursed Columbia for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the six month period ended April 30, 2008, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $1,952.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statement of Operations. For the six month period ended April 30, 2008, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the six month period ended April 30, 2008, the Distributor has retained net underwriting discounts of $4,032 on sales of the Fund's Class A shares and received net CDSC fees of $9,677 and $7 on Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the "Plans") which require the payment of a monthly service fee to the Distributor. The service fee is equal to 0.10% annually of the net assets attributable to shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in an annual rate of service fee for all shares that is a blend between the 0.10% and 0.25% rates. For the six month period ended April 30, 2008, the Fund's annualized effective

19

Columbia Connecticut Tax-Exempt Fund
April 30, 2008 (Unaudited)

service fee rate was 0.24% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C shares distribution fee so that it will not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fee Waivers and Expense Reimbursements

Columbia and/or some of the Fund's other service providers have voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.60% annually of the Fund's average daily net assets. Columbia, at its discretion, may modify or terminate this arrangement any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as "Expense reductions" on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended April 30, 2008, these custody credits reduced total expenses by $427 for the Fund.

Note 6. Portfolio Information

For the six month period ended April 30, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $5,197,520 and $12,728,181, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit and may charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" on the Statement of Operations.

For the six month period ended April 30, 2008, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of April 30, 2008, 9.5% of the Fund's shares outstanding were beneficially owned by three participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of

20

Columbia Connecticut Tax-Exempt Fund
April 30, 2008 (Unaudited)

these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At April 30, 2008, private insurers who insured greater than 5% of the total net assets of the Fund were as follows:

Insurer	% of Total Net Assets
MBIA Insurance Corp.	24.1
Ambac Assurance Corp.	17.7
Financial Security Assurance, Inc.	13.3
Financial Guaranty Insurance Co.	10.9

At June 17, 2008, MBIA Insurance Corp., Ambac Assurance Corp., Financial Security Assurance, Inc. and Financial Guaranty Insurance Co. were rated by Standard & Poor's AA, AA, AAA and BB, respectively.

Geographic Concentration Risk

The Fund has greater than 5% of its total net assets on April 30, 2008 invested in debt obligations issued by each of Connecticut and Puerto Rico and their respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of the state's or territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

21

Columbia Connecticut Tax-Exempt Fund
April 30, 2008 (Unaudited)

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

22

This page intentionally left blank.

This page intentionally left blank.

Important Information About This Report – Columbia Connecticut Tax-Exempt Fund

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Connecticut Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

25

Columbia Management®

Columbia Connecticut Tax-Exempt Fund

Semiannual Report, April 30, 2008

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-44/153628-0408 (06/08) 08/57612

Columbia Management®

Semiannual Report

April 30, 2008

Columbia Massachusetts Tax-Exempt Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Fund Profile	1

Performance Information	3

Understanding Your Expenses	4

Financial Statements

Investment Portfolio	5

Statement of Assets and Liabilities	10

Statement of Operations	11

Statement of Changes in Net Assets	12

Financial Highlights	13

Notes to Financial Statements	16

Important Information About This Report	25

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this financial report for your Columbia Fund. This document provides information that can help support your investment decision-making. It's been a challenging period for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management's investment professionals have responded to these issues, I encourage you to read the portfolio manager's summary on the following page. I believe this discussion reflects Columbia Management's investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest in Columbia Funds. Columbia Management's commitment is to honor that decision by providing investment solutions designed to exceed your expectations. As we review the past six months and look forward to the year ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as the Fund's investment manager include:

■  Broad and deep investment expertise, including dedicated portfolio management, research and trading

■  Strategically positioned investment disciplines and processes

■  Comprehensive compliance and risk management

■  A team-driven culture that draws upon multiple sources to pursue consistent and superior performance

■  A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach—Rather than rely on the talent or judgment of one individual, Columbia Management takes a team-oriented approach to investing. We draw from the diverse experiences and insights of our people—including portfolio managers, research analysts and traders—to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus—At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients' interests first and we understand the premium our clients place on reliability—whether it's related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts.

While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you've chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Fund Profile – Columbia Massachusetts Tax-Exempt Fund

Summary

■  For the six-month period that ended April 30, 2008, the fund's Class A shares returned 0.83% without sales charge. The Lehman Brothers Municipal Bond Index, the Fund's benchmark, returned 1.47%.1 The average return of the fund's peer group, the Lipper Massachusetts Municipal Debt Funds Classification, was unchanged, experiencing no gain or loss.2 Performance lagged as compared to the benchmark because the fund had less exposure than the benchmark to bonds with maturities of up to 10 years, the market's best-performing segment. We believe that the fund's large commitment to issues maturing in five to twenty years helped results compared to its peer group.

■  Deteriorating credit conditions drove investors to higher quality issues, raising prices and lowering yields on Treasury obligations. The Federal Reserve Board's rate cuts also brought yields down on shorter-term issues. However, the recent credit crisis stirred fears about the financial strength of bond insurers, keeping the benefits of falling rates from being broadly felt in the municipal markets. While yields fell and prices rose on good quality issues maturing within 10 years, results fell off as ratings declined and maturities lengthened. Because we expect slower growth and relatively benign inflation, our strategy has emphasized quality bonds with good call protection in the five-to-twenty year maturity range. If the markets falter, we would seek to take advantage of lower prices and higher yields by investing in lower quality bonds with good credit characteristics. We would target these bonds for their rebound potential.

■  Although revenue growth has been healthy, rising expenses, especially for health care, are expected to bring budget deficits of about $1.2 billion in both 2008 and 2009. To help close the gap, the governor of the Commonwealth has pushed for tighter controls and championed the licensing of gambling casinos as a source of new jobs and added revenue; the legislature rejected the casino proposal. Other measures would include reducing deposits into the Budget Stabilization Fund coupled with a one-time drawdown from it. Massachusetts continues to lose manufacturing jobs and construction has been severely affected by the housing slowdown. Declines in sales tax collection are being balanced by solid revenue streams elsewhere, but debt ratios remain well above the national average. Overall, we believe the Commonwealth's financial position appears strong. However, we continue to monitor budget trends closely.

1The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 04/30/08

+0.83%

Class A shares (without sales charge)

+1.47%

Lehman Brothers Municipal Bond Index

Morningstar Style Box

The Morningstar Style Box(TM) reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 12/31/07.

1

Fund Profile (continued) – Columbia Massachusetts Tax-Exempt Fund

Portfolio Management

Gary Swayze has managed the fund since 1998, and has been associated with the advisor or its predecessors or affiliate organizations since 1997.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

2

Performance Information – Columbia Massachusetts Tax-Exempt Fund

Performance of a $10,000 investment 05/01/98 – 04/30/08 ($)

Sales charge	without	with
Class A	16,086	15,322
Class B	14,931	14,931
Class C	15,380	15,380

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Massachusetts Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 04/30/08 (%)

Share class	A		B		C
Inception	04/10/87		06/08/92		08/01/97
Sales charge	without	with	without	with	without	with
6-month (cumulative)	0.83	–3.96	0.46	–4.48	0.60	–0.39
1-year	1.53	–3.30	0.77	–4.10	1.07	0.09
5-year	3.45	2.45	2.68	2.34	2.98	2.98
10-year	4.87	4.36	4.09	4.09	4.40	4.40

Average annual total return as of 03/31/08 (%)

Share class	A		B		C
Sales charge	without	with	without	with	without	with
6-month (cumulative)	0.02	–4.73	–0.34	–5.25	–0.20	–1.18
1-year	0.58	–4.19	–0.16	–4.99	0.13	–0.84
5-year	3.38	2.38	2.61	2.28	2.92	2.92
10-year	4.69	4.18	3.91	3.91	4.22	4.22

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and the fees associated with each class.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.01
Class B	1.76
Class C	1.76

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 04/30/08 ($)

Class A	7.60
Class B	7.60
Class C	7.60

Distributions declared per share

11/01/07 – 04/30/08 ($)

Class A	0.15
Class B	0.12
Class C	0.14

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

3

Understanding Your Expenses – Columbia Massachusetts Tax-Exempt Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

11/01/07 – 04/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,008.30	1,019.94	4.94	4.97	0.99
Class B	1,000.00	1,000.00	1,004.62	1,016.21	8.67	8.72	1.74
Class C	1,000.00	1,000.00	1,006.02	1,017.70	7.18	7.22	1.44

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class C shares, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Investment Portfolio – Columbia Massachusetts Tax-Exempt Fund

April 30, 2008 (Unaudited)

Municipal Bonds – 97.8%
	Par ($)	Value ($)
Education – 22.5%
Education – 19.1%
MA College Building Authority
Series 1994 A, 7.500% 05/01/14	1,825,000	2,161,566
MA Development Finance Agency
Boston College, Series 2007 P, 5.000% 07/01/42	2,000,000	2,027,780
Boston University: Series 1999 P, 6.000% 05/15/59	1,000,000	1,073,100
Series 2005 T-1, 5.000% 10/01/39	2,000,000	1,998,340
College of The Holy Cross, Series 2002, Insured: AMBAC 5.250% 09/01/32	4,000,000	4,353,400
Emerson College, Series 2006, 5.000% 01/01/23	2,500,000	2,542,050
MA Health & Educational Facilities Authority
Boston College, Series 2008, 5.500% 06/01/35	1,000,000	1,108,680
Harvard University, Series 1991 N, 6.250% 04/01/20	2,675,000	3,277,651
Massachusetts Institute of Technology, Series 2002 K: 5.375% 07/01/17	4,250,000	4,834,502
5.500% 07/01/32	1,500,000	1,712,310
Tufts University, Series 2002 J: 5.500% 08/15/16	1,250,000	1,415,338
5.500% 08/15/18	1,000,000	1,136,780
Education Total		27,641,497
Prep School – 2.4%
MA Development Finance Agency
Dexter School, Series 2007, 4.500% 05/01/26	1,600,000	1,520,352
MA Health & Educational Facilities Authority
Learning Center for Deaf Children, Series 1999 C, 6.100% 07/01/19	1,000,000	1,003,310

	Par ($)	Value ($)
MA Industrial Finance Agency
Cambridge Friends School, Series 1998, 5.750% 09/01/18	1,000,000	984,640
Prep School Total		3,508,302
Student Loan – 1.0%
MA Educational Financing Authority
Series 2002 E, AMT, Insured: AMBAC 5.000% 01/01/13	1,340,000	1,362,351
Student Loan Total		1,362,351
Education Total		32,512,150
Health Care – 10.4%
Continuing Care Retirement – 1.4%
MA Boston Industrial Development Financing Authority
Springhouse, Inc., Series 1998, 5.875% 07/01/18	950,000	950,579
MA Development Finance Agency
Loomis House, Inc., Series 2002 A, 6.900% 03/01/32	1,000,000	1,043,660
Continuing Care Retirement Total		1,994,239
Health Services – 0.8%
MA Development Finance Agency
Boston Biomedical Research Institute, Series 1999, 5.750% 02/01/29	1,200,000	1,146,732
Health Services Total		1,146,732
Hospitals – 5.3%
MA Development Finance Agency
Massachusetts Biomedical Research Corp., Series 2000, 6.250% 08/01/20	1,000,000	1,061,310
MA Health & Educational Facilities Authority
Covenant Health System, Series 2002, 6.000% 07/01/31	790,000	812,278
Jordan Hospital, Series 2003 E, 6.750% 10/01/33	1,500,000	1,531,770

See Accompanying Notes to Financial Statements.

5

Columbia Massachusetts Tax-Exempt Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Tri-County Medical Associates, Inc., Series 2007, 5.000% 07/15/27	1,695,000	1,522,720
MA Industrial Finance Agency
Massachusetts Biomedical Research Corp., Series 1989 A-2, (a) 08/01/10	3,000,000	2,809,110
Hospitals Total		7,737,188
Intermediate Care Facilities – 1.0%
MA Development Finance Agency
Evergreen Center, Inc., Series 2005, 5.500% 01/01/35	750,000	650,408
New England Center for Children, Series 1998, 5.875% 11/01/18	850,000	836,621
Intermediate Care Facilities Total		1,487,029
Nursing Homes – 1.9%
MA Industrial Finance Agency
Chelsea Jewish Nursing Home, Series 1997 A, Insured: FHA 6.500% 08/01/37	825,000	867,017
GF/Massachusetts, Inc., Series 1994, 8.300% 07/01/23	2,020,000	1,869,450
Nursing Homes Total		2,736,467
Health Care Total		15,101,655
Housing – 1.6%
Assisted Living/Senior – 0.6%
MA Development Finance Agency
VOA Concord Assisted Living, Inc., Series 2007, 5.200% 11/01/41	1,145,000	896,501
Assisted Living/Senior Total		896,501
Multi-Family – 1.0%
MA Housing Finance Agency
Series 2004 A, AMT, Insured: FSA 5.250% 07/01/25	1,500,000	1,489,830
Multi-Family Total		1,489,830
Housing Total		2,386,331

	Par ($)	Value ($)
Other – 24.7%
Other – 1.6%
MA Development Finance Agency
WGBH Educational Foundation, Series 2002 A, Insured: AMBAC 5.750% 01/01/42	2,000,000	2,322,980
Other Total		2,322,980
Pool/Bond Bank – 2.8%
MA Water Pollution Abatement Trust
Series 1999 A, 6.000% 08/01/17	2,445,000	2,886,469
Series 2002-8, 5.000% 08/01/17	20,000	21,290
Series 2005-11, 4.750% 08/01/23	25,000	25,788
Series 2006, 5.250% 08/01/24	1,000,000	1,112,700
Pool/Bond Bank Total		4,046,247
Refunded/Escrowed (b) – 20.3%
MA College Building Authority
Series 1999 A,
Insured: MBIA, Escrowed to Maturity:
(a) 05/01/18	7,760,000	5,110,270
(a) 05/01/23	6,000,000	3,010,560
MA Development Finance Agency
Western New England College, Series 2002, Pre-refunded 12/01/12, 5.875% 12/01/22	905,000	987,165
MA Health & Educational Facilities Authority
Covenant Health System, Series 2002, Pre-refunded 01/01/12, 6.000% 07/01/31	210,000	233,764
MA Port Authority Revenue
Series 1999 C, Insured: FGIC, Pre-refunded 01/01/10, 5.750% 07/01/29	1,500,000	1,597,125
MA Turnpike Authority
Series 1993 A, Escrowed to Maturity, 5.000% 01/01/20	7,000,000	7,528,570

See Accompanying Notes to Financial Statements.

6

Columbia Massachusetts Tax-Exempt Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
MA Water Resources Authority
Series 1992 A, Escrowed to Maturity, 6.500% 07/15/19	5,100,000	5,987,298
Series 1993 C, Insured: AMBAC, Escrowed to Maturity, 5.250% 12/01/15	610,000	661,899
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2002 C, Escrowed to Maturity, 5.500% 07/01/14	5,000	5,615
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 1998 A, Insured: AMBAC, Economically Defeased to Maturity: 5.375% 06/01/15	1,000,000	1,079,730
5.375% 06/01/19	2,190,000	2,391,743
Series 2002 E, Escrowed to Maturity, 6.000% 08/01/26	600,000	689,976
Refunded/Escrowed Total		29,283,715
Other Total		35,652,942
Other Revenue – 1.5%
Hotels – 1.5%
MA Boston Industrial Development Financing Authority
Crosstown Center Hotel LLC, Series 2002, AMT, 6.500% 09/01/35	2,250,000	2,137,073
Hotels Total		2,137,073
Other Revenue Total		2,137,073
Tax-Backed – 19.0%
Local General Obligations – 1.1%
MA Norwell
Series 2003, Insured: FGIC 5.000% 11/15/22	1,410,000	1,501,706
Local General Obligations Total		1,501,706

	Par ($)	Value ($)
Special Non-Property Tax – 7.7%
MA Bay Transportation Authority
Series 2004 C, 5.250% 07/01/21	1,500,000	1,676,535
Series 2005 B, Insured: MBIA 5.500% 07/01/27	1,000,000	1,133,010
Series 2008 B, 5.250% 07/01/27	710,000	784,635
MA State Special Obligation Dedicated Tax Revenue
Series 2005, Insured: FGIC 5.500% 01/01/30	2,500,000	2,719,775
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2002 E, Insured: FSA 5.500% 07/01/14	2,000,000	2,192,220
Series 2006 BB, Insured: FSA 5.250% 07/01/22	1,500,000	1,623,390
PR Commonwealth of Puerto Rico Sales Tax Financing Corp.
Series 2007 A, 5.250% 08/01/57	1,000,000	999,910
Special Non-Property Tax Total		11,129,475
State General Obligations – 10.2%
MA Bay Transportation Authority
Series 1991 A, Insured: MBIA 7.000% 03/01/21	1,500,000	1,816,245
Series 1992 B, Insured: MBIA 6.200% 03/01/16	3,725,000	4,245,569
Series 1994, Insured: FGIC 7.000% 03/01/14	1,250,000	1,490,700
MA State
Series 2001 D, 5.500% 11/01/15	1,000,000	1,134,000
Series 2003 D, Insured: AMBAC 5.500% 10/01/19	450,000	510,714
Series 2004 B, 5.250% 08/01/22	1,000,000	1,107,150

See Accompanying Notes to Financial Statements.

7

Columbia Massachusetts Tax-Exempt Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2002 C, 5.500% 07/01/14	495,000	518,661
PR Commonwealth of Puerto Rico
Public Improvement: Series 1998, 5.250% 07/01/18	1,000,000	1,025,680
Series 2001, Insured: FSA 5.500% 07/01/16	1,750,000	1,931,300
Series 2007 A, Insured: FGIC 5.500% 07/01/21	1,000,000	1,021,560
State General Obligations Total		14,801,579
Tax-Backed Total		27,432,760
Transportation – 6.6%
Air Transportation – 1.3%
MA Port Authority
Bosfuel Corp., Series 2007, AMT, Insured: FGIC 5.000% 07/01/32	2,000,000	1,856,940
Air Transportation Total		1,856,940
Airports – 4.5%
MA Port Authority
Series 1999 D, AMT, Insured: FGIC 6.000% 07/01/29	5,000,000	5,101,800
Series 2007 A, Insured: FSA 4.500% 07/01/37	1,500,000	1,438,755
Airports Total		6,540,555
Toll Facilities – 0.8%
MA Turnpike Authority
Series 1997 C, Insured: MBIA (a) 01/01/20	2,000,000	1,160,380
Toll Facilities Total		1,160,380
Transportation Total		9,557,875

	Par ($)	Value ($)
Utilities – 11.5%
Joint Power Authority – 0.9%
MA Municipal Wholesale Electric Co.
Series 2001 3-A, Insured: MBIA 5.250% 07/01/13	1,180,000	1,261,916
Joint Power Authority Total		1,261,916
Municipal Electric – 2.4%
MA Development Finance Agency
Devens Electric System, Series 2001, 6.000% 12/01/30	1,000,000	1,034,630
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2003 NN, Insured: MBIA 5.250% 07/01/21	1,360,000	1,436,853
Series 2007 VV, Insured: MBIA 5.250% 07/01/29	1,000,000	1,051,140
Municipal Electric Total		3,522,623
Water & Sewer – 8.2%
MA Boston Water & Sewer Commission
Series 1992 A, 5.750% 11/01/13	1,000,000	1,079,960
Series 1993 A, 5.250% 11/01/19	4,750,000	5,214,455
MA Water Resources Authority
Series 1993 C: Insured: AMBAC 5.250% 12/01/15	390,000	420,201
Insured: MBIA 5.250% 12/01/15	1,070,000	1,159,570
Series 2002 J, Insured: FSA: 5.250% 08/01/19	1,000,000	1,111,160
5.500% 08/01/21	2,500,000	2,828,650
Water & Sewer Total		11,813,996
Utilities Total		16,598,535
Total Municipal Bonds (cost of $135,122,523)		141,379,321

See Accompanying Notes to Financial Statements.

8

Columbia Massachusetts Tax-Exempt Fund

April 30, 2008 (Unaudited)

	Shares	Value ($)
Investment Company – 0.8%
Dreyfus Massachusetts Municipal Money Market Fund (7 day yield of 2.180%)	1,211,016	1,211,016
Total Investment Company (cost of $1,211,016)		1,211,016
Short-Term Obligations – 0.4%
	Par ($)
Variable Rate Demand Notes (c) – 0.4%
MA Development Finance Agency
Harvard University, Series 2006 B-1, 2.400% 07/15/36	200,000	200,000
MA Health & Educational Facilities Authority
Series 1985 D, Insured: MBIA, SPA: State Street Bank & Trust Co. 2.850% 01/01/35	380,000	380,000
Variable Rate Demand Notes Total		580,000
Total Short-Term Obligations (cost of $580,000)		580,000
Total Investments – 99.0% (cost of $136,913,539)(d)		143,170,337
Other Assets & Liabilities, Net – 1.0%		1,436,924
Net Assets – 100.0%		144,607,261

Notes to Investment Portfolio:

(a)  Zero coupon bond.

(b)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at April 30, 2008.

(d)  Cost for federal income tax purposes is $136,651,496.

At April 30, 2008, the composition of the Fund by revenue
source is as follows:

Holdings By Revenue Source	% of Net Assets
Other	24.7
Education	22.5
Tax-Backed	19.0
Utilities	11.5
Health Care	10.4
Transportation	6.6
Housing	1.6
Other Revenue	1.5
97.8
Investment Company	0.8
Short-Term Obligations	0.4
Other Assets & Liabilities, Net	1.0
100.0

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FSA	Financial Security Assurance, Inc.

MBIA	MBIA Insurance Corp.

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

9

Statement of Assets and Liabilities – Columbia Massachusetts Tax-Exempt Fund
April 30, 2008 (Unaudited)

Assets	Investments, at cost	$136,913,539
	Investments, at value	$143,170,337
	Cash	14,934
	Receivable for:
	Fund shares sold	102,920
	Interest	2,074,324
	Trustees' deferred compensation plan	25,763
	Other assets	2,858
	Total Assets	145,391,136
Liabilities	Payable for:
	Fund shares repurchased	386,254
	Distributions	181,885
	Investment advisory fee	59,613
	Transfer agent fee	26,757
	Pricing and bookkeeping fees	7,049
	Trustees' fees	704
	Audit fee	23,141
	Custody fee	1,540
	Distribution and service fees	36,381
	Chief compliance officer expenses	38
	Trustees' deferred compensation plan	25,763
	Other liabilities	34,750
	Total Liabilities	783,875
	Net Assets	144,607,261
Net Assets Consist of	Paid-in capital	137,481,775
	Undistributed net investment income	363,283
	Accumulated net realized gain	505,405
	Net unrealized appreciation on investments	6,256,798
	Net Assets	144,607,261
Class A	Net assets	$121,641,831
	Shares outstanding	15,996,873
	Net asset value per share	$7.60	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($7.60/0.9525)	$7.98	(b)
Class B	Net assets	$13,602,906
	Shares outstanding	1,788,884
	Net asset value and offering price per share	$7.60	(a)
Class C	Net assets	$9,362,524
	Shares outstanding	1,231,244
	Net asset value and offering price per share	$7.60	(a)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

10

Statement of Operations – Columbia Massachusetts Tax-Exempt Fund
For the Six Months Ended April 30, 2008 (Unaudited)

		($)
Investment Income	Interest	3,723,303
	Dividends	11,628
	Total Investment Income	3,734,931
Expenses	Investment advisory fee	371,352
	Distribution fee:
	Class B	53,352
	Class C	37,007
	Service fee:
	Class A	141,669
	Class B	16,162
	Class C	11,213
	Transfer agent fee	28,525
	Pricing and bookkeeping fees	35,448
	Trustees' fees	10,330
	Custody fee	4,282
	Chief compliance officer expenses	309
	Other expenses	69,544
	Expenses before interest expense and fees	779,193
	Interest expense and fees	50,533
	Total Expenses	829,726
	Fees waived by Distributor—Class C	(14,804)
	Expense reductions	(1,289)
	Net Expenses	813,633
	Net Investment Income	2,921,298
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
	Net realized gain (loss) on:
	Investments	1,324,007
	Futures contracts	(62,020)
	Net realized gain	1,261,987
	Net change in unrealized appreciation (depreciation) on:
	Investments	(2,940,406)
	Futures contracts	66,388
	Net change in unrealized depreciation	(2,874,018)
	Net Loss	(1,612,031)
	Net Increase Resulting from Operations	1,309,267

See Accompanying Notes to Financial Statements.

11

Statement of Changes in Net Assets – Columbia Massachusetts Tax-Exempt Fund

Increase (Decrease) in Net Assets		(Unaudtied) Six Months Ended April 30, 2008	Year Ended October 31, 2007
Operations	Net investment income	$2,921,298	$6,261,578
	Net realized gain (loss) on investments and futures contracts	1,261,987	(109,217)
	Net change in unrealized depreciation on investments and futures contracts	(2,874,018)	(3,764,170)
	Net Increase Resulting from Operations	1,309,267	2,388,191
Distributions to Shareholders	From net investment income:
	Class A	(2,506,110)	(5,224,712)
	Class B	(233,280)	(577,275)
	Class C	(176,677)	(422,977)
	From net realized gains:
	Class A	—	(1,239,462)
	Class B	—	(189,466)
	Class C	—	(120,859)
	Total Distributions to Shareholders	(2,916,067)	(7,774,751)
Share Transactions	Class A:
	Subscriptions	2,779,176	9,584,171
	Distributions reinvested	1,473,809	3,967,962
	Redemptions	(10,070,007)	(17,610,668)
	Net Decrease	(5,817,022)	(4,058,535)
	Class B:
	Subscriptions	148,145	301,682
	Distributions reinvested	159,413	541,996
	Redemptions	(1,496,192)	(6,467,145)
	Net Decrease	(1,188,634)	(5,623,467)
	Class C:
	Subscriptions	738,426	1,243,939
	Distributions reinvested	103,788	313,083
	Redemptions	(2,078,920)	(4,438,603)
	Net Decrease	(1,236,706)	(2,881,581)
	Net Decrease from Share Transactions	(8,242,362)	(12,563,583)
	Total Decrease in Net Assets	(9,849,162)	(17,950,143)
Net Assets	Beginning of period	154,456,423	172,406,566
	End of period	144,607,261	154,456,423
	Undistributed net investment income, at end of period	363,283	358,052
Changes in Shares	Class A:
	Subscriptions	360,836	1,235,563
	Distributions reinvested	193,677	510,589
	Redemptions	(1,316,710)	(2,279,635)
	Net Decrease	(762,197)	(533,483)
	Class B:
	Subscriptions	19,097	38,454
	Distributions reinvested	20,949	69,641
	Redemptions	(194,661)	(834,976)
	Net Decrease	(154,615)	(726,881)
	Class C:
	Subscriptions	96,540	160,143
	Distributions reinvested	13,628	40,297
	Redemptions	(268,588)	(572,697)
	Net Decrease	(158,420)	(372,257)

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia Massachusetts Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,					Period Ended October 31,		Year Ended January 31,
Class A Shares	2008		2007	2006	2005		2004	2003 (a)		2003
Net Asset Value, Beginning of Period	$7.69		$7.94	$7.83	$8.17		$8.16	$8.06		$7.85
Income from Investment Operations:
Net investment income (b)	0.15		0.31	0.31	0.32		0.33	0.25		0.35
Net realized and unrealized gain (loss) on investments and futures contracts	(0.09)		(0.18)	0.17	(0.23)		0.17	0.10		0.23
Total from Investment Operations	0.06		0.13	0.48	0.09		0.50	0.35		0.58
Less Distributions to Shareholders:
From net investment income	(0.15)		(0.31)	(0.31)	(0.32)		(0.33)	(0.25)		(0.35)
From net realized gains	—		(0.07)	(0.06)	(0.11)		(0.16)	—		(0.02)
Total Distributions to Shareholders	(0.15)		(0.38)	(0.37)	(0.43)		(0.49)	(0.25)		(0.37)
Net Asset Value, End of Period	$7.60		$7.69	$7.94	$7.83		$8.17	$8.16		$8.06
Total return (c)	0.83	%(d)	1.65%	6.30%	1.09	%(e)	6.28%	4.40	%(d)	7.59%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense and fees (f)	0.93	%(g)	0.94%	0.93%	0.90%		0.91%	1.00	%(g)	0.94%
Interest expense and fees (h)	0.06	%(g)	0.07%	0.06%	0.04%		0.01%	0.03	%(g)	0.04%
Net expenses (f)	0.99	%(g)	1.01%	0.99%	0.94%		0.92%	1.03	%(g)	0.98%
Waiver/Reimbursement	—		—	—	—	%(i)	—	—		—
Net investment income (f)	4.04	%(g)	3.96%	3.99%	4.03%		4.05%	4.16	%(g)	4.39%
Portfolio turnover rate	9	%(d)	14%	6%	6%		6%	9	%(d)	13%
Net assets, end of period (000's)	$121,642		$128,833	$137,232	$146,149		$157,198	$167,692		$170,512

(a)  The Fund changed its fiscal year end from January 31 to October 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Interest expense and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Massachusetts Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,					Period Ended October 31,		Year Ended January 31,
Class B Shares	2008		2007	2006	2005		2004	2003 (a)		2003
Net Asset Value, Beginning of Period	$7.69		$7.94	$7.83	$8.17		$8.16	$8.06		$7.85
Income from Investment Operations:
Net investment income (b)	0.13		0.25	0.25	0.26		0.27	0.21		0.29
Net realized and unrealized gain (loss) on investments and futures contracts	(0.10)		(0.18)	0.17	(0.23)		0.16	0.10		0.23
Total from Investment Operations	0.03		0.07	0.42	0.03		0.43	0.31		0.52
Less Distributions to Shareholders:
From net investment income	(0.12)		(0.25)	(0.25)	(0.26)		(0.26)	(0.21)		(0.29)
From net realized gains	—		(0.07)	(0.06)	(0.11)		(0.16)	—		(0.02)
Total Distributions to Shareholders	(0.12)		(0.32)	(0.31)	(0.37)		(0.42)	(0.21)		(0.31)
Net Asset Value, End of Period	$7.60		$7.69	$7.94	$7.83		$8.17	$8.16		$8.06
Total return (c)	0.46	%(d)	0.90%	5.50%	0.34	%(e)	5.49%	3.82	%(d)	6.79%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense and fees (f)	1.68	%(g)	1.69%	1.68%	1.65%		1.66%	1.75	%(g)	1.69%
Interest expense and fees (h)	0.06	%(g)	0.07%	0.06%	0.04%		0.01%	0.03	%(g)	0.04%
Net expenses (f)	1.74	%(g)	1.76%	1.74%	1.69%		1.67%	1.78	%(g)	1.73%
Waiver/Reimbursement	—		—	—	—	%(i)	—	—		—
Net investment income (f)	3.29	%(g)	3.21%	3.25%	3.28%		3.29%	3.41	%(g)	3.64%
Portfolio turnover rate	9	%(d)	14%	6%	6%		6%	9	%(d)	13%
Net assets, end of period (000's)	$13,603		$14,941	$21,192	$27,208		$34,035	$40,739		$43,052

(a)  The Fund changed its fiscal year end from January 31 to October 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Interest expense and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Massachusetts Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				Period Ended October 31,		Year Ended January 31,
Class C Shares	2008		2007	2006	2005	2004	2003 (a)		2003
Net Asset Value, Beginning of Period	$7.69		$7.94	$7.83	$8.17	$8.16	$8.06		$7.85
Income from Investment Operations:
Net investment income (b)	0.14		0.27	0.28	0.29	0.29	0.23		0.31
Net realized and unrealized gain (loss) on investments and futures contracts	(0.09)		(0.18)	0.16	(0.24)	0.17	0.09		0.24
Total from Investment Operations	0.05		0.09	0.44	0.05	0.46	0.32		0.55
Less Distributions to Shareholders:
From net investment income	(0.14)		(0.27)	(0.27)	(0.28)	(0.29)	(0.22)		(0.32)
From net realized gains	—		(0.07)	(0.06)	(0.11)	(0.16)	—		(0.02)
Total Distributions to Shareholders	(0.14)		(0.34)	(0.33)	(0.39)	(0.45)	(0.22)		(0.34)
Net Asset Value, End of Period	$7.60		$7.69	$7.94	$7.83	$8.17	$8.16		$8.06
Total return (c)(d)	0.60	%(e)	1.20%	5.82%	0.64%	5.81%	4.05	%(e)	7.11%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense and fees (f)	1.38	%(g)	1.39%	1.38%	1.35%	1.36%	1.45	%(g)	1.39%
Interest expense and fees (h)	0.06	%(g)	0.07%	0.06%	0.04%	0.01%	0.03	%(g)	0.04%
Net expenses (f)	1.44	%(g)	1.46%	1.44%	1.39%	1.37%	1.48	%(g)	1.43%
Waiver/Reimbursement	0.30	%(g)	0.30%	0.30%	0.30%	0.30%	0.30	%(g)	0.30%
Net investment income (f)	3.59	%(g)	3.51%	3.54%	3.57%	3.58%	3.71	%(g)	3.94%
Portfolio turnover rate	9	%(e)	14%	6%	6%	6%	9	%(e)	13%
Net assets, end of period (000's)	$9,363		$10,683	$13,982	$13,986	$13,360	$15,335		$11,399

(a)  The Fund changed its fiscal year end from January 31 to October 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Interest expense and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

See Accompanying Notes to Financial Statements.

15

Notes to Financial Statements – Columbia Massachusetts Tax-Exempt Fund
April 30, 2008 (Unaudited)

Note 1. Organization

Columbia Massachusetts Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income exempt from federal income tax and Massachusetts individual income tax and of capital appreciation, consistent with moderate fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class B and Class C. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific

16

Columbia Massachusetts Tax-Exempt Fund, April 30, 2008 (Unaudited)

identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161 ( "SFAS 161"), Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133, was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Floating-Rate Notes Issued in Conjunction with Securities Held

The Fund may sell a fixed-rate bond ("Fixed-Rate Bond") to a broker who deposits the Fixed-Rate Bond into a special-purpose entity from which are issued floating-rate notes ("Floating-Rate Notes") that are sold to third parties. The Floating-Rate Notes have interest rates that reset weekly and the holders of the Floating-Rate Notes have the option to tender their notes to the broker at par at each reset date. A residual certificate (an "Inverse Floater"), which pays interest equal to the difference between the Fixed-Rate Bond and the Floating-Rate Notes, is also issued by the special-purpose entity. The Inverse Floater also gives the holder the right to cause the Floating-Rate Note to be called at par and to require transfer of the Fixed-Rate Bond to the holder of the Inverse Floater, thereby liquidating the special-purpose entity. In certain transactions, the Fund ultimately receives the Inverse Floater plus the cash equivalent of the proceeds raised from the issuance of the Floating-Rate Notes in exchange for the Fixed-Rate Bonds.

Although the Fund physically holds the Inverse Floater, the transaction is accounted for as a secured borrowing pursuant to Statement of Financial Accounting Standards No. 140. Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"), because of its unilateral right to cause the liquidation of the special-purpose entity and recover the Fixed-Rate Bond it originally sold to the broker. In accordance with SFAS 140, the Fund includes the Fixed-Rate Bond in its Portfolio of Investments and recognizes the Floating-Rate Notes as a liability on its Statement of Assets and Liabilities.

Futures Contracts

The Fund may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. These futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Fund may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses futures contracts in an effort to achieve more efficiently, economic exposure similar to that which they could have achieved through the purchase and sale of fixed income securities.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Income Recognition

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date.

17

Columbia Massachusetts Tax-Exempt Fund, April 30, 2008 (Unaudited)

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2007 was as follows:

Tax-Exempt Income	$6,271,824
Ordinary Income*	73,183
Long-Term Capital Gains	1,429,744

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at April 30, 2008, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$8,325,648
Unrealized depreciation	(1,806,807)
Net unrealized appreciation	$6,518,841

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") on April 30, 2008. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements and no cumulative effect adjustments were recorded. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is

18

Columbia Massachusetts Tax-Exempt Fund, April 30, 2008 (Unaudited)

reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund and Columbia New York Tax-Exempt Fund as follows:

Combined Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $3 billion	0.45%
Over $3 billion	0.40%

For the six month period ended April 30, 2008, the Fund's annualized effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Fund also reimbursed Columbia for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the six month period ended April 30, 2008, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $1,952.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of

19

Columbia Massachusetts Tax-Exempt Fund, April 30, 2008 (Unaudited)

small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statement of Operations. For the six month period ended April 30, 2008, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the six month period ended April 30, 2008, the Distributor has retained net underwriting discounts of $4,270 on sales of the Fund's Class A shares and received net CDSC fees of $13, $6,275 and $157 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the "Plans"), which require the payment of a monthly service fee to the Distributor. The service fee is equal to 0.10% annually of the net assets attributable to shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in an annual rate of service fee for all shares that is a blend between the 0.10% and 0.25% rates. For the six month period ended April 30, 2008, the Fund's annualized effective service fee rate was 0.23% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C shares distribution fee so that it will not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as "Expense reductions" on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended April 30, 2008, these custody credits reduced total expenses by $1,289 for the Fund.

Note 6. Portfolio Information

For the six month period ended April 30, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $13,759,157 and 21,623,398, respectively.

During the six month period ended April 30, 2008, the Fund held Inverse Floaters, related to portfolio securities against which Floating-Rate Notes were issued (see note 2). Interest paid by the Fund on the Floating-Rate Notes during the period was at a weighted average rate of 3.829%, with a weighted average outstanding Floating-Rate Notes par value of $2,653,846. During the period, the Fund disposed of the Inverse Floaters and their related Floating-Rate Notes liabilities. At April 30, 2008, the Fund held no Inverse Floaters.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes. Interest on the committed line of credit is charged to each

20

Columbia Massachusetts Tax-Exempt Fund, April 30, 2008 (Unaudited)

participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit and may charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" on the Statement of Operations.

For the six month period ended April 30, 2008, the Fund did not borrow under these arrangements.

Note 8. Significant Risks and Contingencies

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At April 30, 2008, private insurers who insured greater than 5% of the total net assets of the Fund were as follows:

Insurer	% of Total Net Assets
MBIA Insurance Corp.	14.8
Financial Guaranty Insurance Co.	10.6
Ambac Assurance Corp.	9.1
Financial Security Assurance, Inc.	8.7

At June 17, 2008, MBIA Insurance Corp., Financial Guaranty Insurance Co., Ambac Assurance Corp. and Financial Security Assurance, Inc. were rated by Standard & Poor's AA, BB, AA and AAA, respectively.

Geographic Concentration Risk

The Fund has greater than 5% of its total net assets on April 30, 2008 invested in debt obligations issued by each of Massachusetts and Puerto Rico and their respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of the state's or territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Issuer Focus Risk

As a non-diversified fund, the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease

21

Columbia Massachusetts Tax-Exempt Fund, April 30, 2008 (Unaudited)

and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge

22

Columbia Massachusetts Tax-Exempt Fund, April 30, 2008 (Unaudited)

dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

23

This page intentionally left blank.

Important Information About This Report – Columbia Massachusetts Tax-Exempt Fund

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Massachusetts Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

25

Columbia Management®

Columbia Massachusetts Tax-Exempt Fund

Semiannual Report, April 30, 2008

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-44/153529-0408 (06/08) 08/57613

Columbia Management®

Semiannual Report

April 30, 2008

Columbia New York Tax-Exempt Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Fund Profile	1

Performance Information	3

Understanding Your Expenses	4

Financial Statements

Investment Portfolio	5

Statement of Assets and Liabilities	9

Statement of Operations	10

Statement of Changes in Net Assets	11

Financial Highlights	13

Notes to Financial Statements	16

Important Information About This Report	25

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this financial report for your Columbia Fund. This document provides information that can help support your investment decision-making. It's been a challenging period for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management's investment professionals have responded to these issues, I encourage you to read the portfolio manager's summary on the following page. I believe this discussion reflects Columbia Management's investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest in Columbia Funds. Columbia Management's commitment is to honor that decision by providing investment solutions designed to exceed your expectations. As we review the past six months and look forward to the year ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as the Fund's investment manager include:

■  Broad and deep investment expertise, including dedicated portfolio management, research and trading

■  Strategically positioned investment disciplines and processes

■  Comprehensive compliance and risk management

■  A team-driven culture that draws upon multiple sources to pursue consistent and superior performance

■  A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach—Rather than rely on the talent or judgment of one individual, Columbia Management takes a team-oriented approach to investing. We draw from the diverse experiences and insights of our people—including portfolio managers, research analysts and traders—to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus—At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients' interests first and we understand the premium our clients place on reliability—whether it's related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts.

While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you've chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Fund Profile – Columbia New York Tax-Exempt Fund

Summary

■  For the six-month period that ended April 30, 2008, the fund's Class A shares returned 0.09% without sales charge. The Lehman Brothers Municipal Bond Index, the Fund's benchmark, returned 1.47%.1 The average return of the fund's peer group, the Lipper New York Municipal Debt Funds Classification, was 0.15%.2 Performance lagged as compared to the benchmark because the fund had less exposure than the benchmark to bonds with maturities of up to 10 years, the market's best-performing segment. We believe that the fund's lower quality holdings accounted for its slight shortfall to its peer group average, as yields rose and prices fell in an environment of uncertainty throughout the fixed income markets. We believe that the fund's large commitment to issues maturing in five to twenty years helped results compared to its peer group.

■  Deteriorating credit conditions drove investors to higher quality issues, raising prices and lowering yields on Treasury obligations. The Federal Reserve Board's rate cuts also brought yields down on shorter-term issues. However, the recent credit crisis stirred fears about the financial strength of bond insurers, keeping the benefits of falling rates from being broadly felt in the municipal markets. While yields fell and prices rose on good quality issues maturing within 10 years, results fell off as ratings declined and maturities lengthened. Because we anticipate slower growth and relatively benign inflation, our strategy has emphasized quality bonds with good call protection in the five-to-twenty year maturity range. If the markets falter, we would seek to take advantage of lower prices and higher yields by investing in lower quality bonds with good credit characteristics. We would target these bonds for their rebound potential.

■  New York's bonds have performed relatively well despite economic concerns and budget pressures. New York relies heavily on taxes from the financial services industry, where we believe that pressures from the subprime crisis will negatively affect tax collection and job creation for some time. We also believe that weak manufacturing will constrain the upstate economy. A strong Canadian dollar has drawn Canadian consumers, but new passport requirements may reduce this cross-border retail traffic. Fiscal 2007 produced an operating deficit. Early indications point to disappointing tax revenues in 2008, but expenditures have also declined. And while the projected 2009 budget has moved into the black, shortfalls are forecast for later years. New York's per capita debt burden, second only to California's, is expected to rise based on the latest Capital Program and Finance Plan.

1The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 04/30/08

+0.09%

Class A shares (without sales charge)

+1.47%

Lehman Brothers Municipal Bond Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 12/31/07.

1

Fund Profile (continued) – Columbia New York Tax-Exempt Fund

Portfolio Management

Gary Swayze has managed the fund since 1997, and has been associated with the advisor or its predecessors or affiliate organizations since 1997.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

2

Performance Information – Columbia New York Tax-Exempt Fund

Performance of a $10,000 investment 05/01/98 – 04/30/08 ($)

Sales charge:	without	with
Class A	16,015	15,254
Class B	14,863	14,863
Class C	15,316	15,316

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia New York Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Average annual total return as of 04/30/08 (%)

Share class	A		B		C
Inception	09/26/86		08/04/92		08/01/97
Sales charge	without	with	without	with	without	with
6-month (cumulative)	0.09	–4.67	–0.28	–5.13	–0.14	–1.11
1-year	0.66	–4.12	–0.09	–4.87	0.20	–0.75
5-year	3.39	2.38	2.62	2.28	2.93	2.93
10-year	4.82	4.31	4.04	4.04	4.36	4.36

Average annual total return as of 03/31/08 (%)

Share class	A		B		C
Sales charge	without	with	without	with	without	with
6-month (cumulative)	–1.03	–5.73	–1.39	–6.19	–1.25	–2.21
1-year	–0.47	–5.19	–1.20	–5.93	–0.92	–1.86
5-year	3.26	2.26	2.50	2.16	2.80	2.80
10-year	4.56	4.05	3.78	3.78	4.09	4.09

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.05
Class B	1.80
Class C	1.80

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 04/30/08 ($)

Class A	7.27
Class B	7.27
Class C	7.27

Distributions declared per share

11/01/07 – 04/30/08 ($)

Class A	0.23
Class B	0.20
Class C	0.21

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions include $0.08 per share of taxable realized gains.

3

Understanding Your Expenses – Columbia New York Tax-Exempt Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

11/01/07 – 04/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.90	1,020.69	4.18	4.22	0.84
Class B	1,000.00	1,000.00	997.22	1,016.96	7.90	7.97	1.59
Class C	1,000.00	1,000.00	998.91	1,018.45	6.41	6.47	1.29

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Investment Portfolio – Columbia New York Tax-Exempt Fund

April 30, 2008 (Unaudited)

Municipal Bonds – 97.1%
	Par ($)	Value ($)
Education – 14.1%
Education – 13.3%
NY Dormitory Authority
Columbia University:
Series 2007, 5.000% 07/01/29	1,000,000	1,037,170
Series 2008 A, 5.000% 07/01/38	500,000	516,070
Cornell University, Series 2006 B, 5.000% 07/01/31	1,000,000	1,025,550
New York University:
Series 1998 A, Insured: MBIA 5.750% 07/01/27	2,000,000	2,276,960
Series 2001 1, Insured: AMBAC 5.500% 07/01/40	1,000,000	1,091,070
St. John's University, Series 2007 C, Insured: MBIA 5.250% 07/01/30	1,000,000	1,031,840
University of Rochester:
Series 2000 A, Insured: MBIA (a) 07/01/14 (5.700% 07/01/10)	370,000	350,176
Series 2007, 5.000% 07/01/27	1,000,000	1,004,820
NY Dutchess County Industrial Development Agency
Bard College, Series 2007, 4.500% 08/01/36	500,000	452,550
NY St. Lawrence County Industrial Development Agency
Clarkson University, Series 2007, 5.000% 07/01/31	1,000,000	1,013,890
Education Total		9,800,096
Prep School – 0.8%
NY New York City Industrial Development Agency
Marymount School Academy, Series 2001, Insured: ACA 5.125% 09/01/21	625,000	573,081
Prep School Total		573,081
Education Total		10,373,177

	Par ($)	Value ($)
Health Care – 12.4%
Continuing Care Retirement – 2.6%
NY Nassau County Industrial Development Agency
Amsterdam at Harborside, Series 2007 A, 6.700% 01/01/43	750,000	737,318
NY Suffolk County Industrial Development Agency
Active Retirement Community, Series 2006, 5.000% 11/01/28	1,335,000	1,201,967
Continuing Care Retirement Total		1,939,285
Hospitals – 7.3%
NY Albany Industrial Development Agency
St. Peter's Hospital, Series 2008 A, 5.250% 11/15/32	750,000	715,193
NY Dormitory Authority
Kaleida Health, Series 2006, Insured: FHA 4.700% 02/15/35	1,000,000	943,100
North Shore University Hospital, Series 2007 A, 5.000% 05/01/32	1,000,000	983,530
NYU Hospital Center, Series 2007 B, 5.625% 07/01/37	1,000,000	943,320
Orange Regional Medical Center, Series 2008, 6.125% 12/01/29 (b)	650,000	645,801
NY Saratoga County Industrial Development Agency
Saratoga Hospital:
Series 2004 A, 5.000% 12/01/13	250,000	259,605
Series 2007 B, 5.250% 12/01/32	500,000	476,760
NY Yonkers Industrial Development Agency
St. John's Riverside Hospital, Series 2001 A, 6.800% 07/01/16	350,000	356,657
Hospitals Total		5,323,966
Nursing Homes – 2.5%
NY Amherst Industrial Development Agency
Beechwood Health Care Center, Series 2007, 5.200% 01/01/40	750,000	618,870

See Accompanying Notes to Financial Statements.

5

Columbia New York Tax-Exempt Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
NY Essex County Industrial Development Agency
Moses Ludington Nursing Home, Series 2000 A, Insured: FHA 6.200% 02/01/30	1,110,000	1,176,866
Nursing Homes Total		1,795,736
Health Care Total		9,058,987
Housing – 5.4%
Assisted Living/Senior – 4.1%
NY Huntington Housing Authority
Gurwin Jewish Senior Center, Series 1999 A, 5.875% 05/01/19	1,500,000	1,452,285
NY Mount Vernon Industrial Development Agency
Wartburg Senior Housing, Inc., Series 1999: 6.150% 06/01/19	1,000,000	973,380
6.200% 06/01/29	615,000	571,366
Assisted Living/Senior Total		2,997,031
Single-Family – 1.3%
NY Mortgage Agency Series 2007 148, 5.200% 10/01/32	1,000,000	967,730
Single-Family Total		967,730
Housing Total		3,964,761
Other – 15.2%
Other – 0.8%
NY Westchester County Industrial Development Agency
Guiding Eyes for the Blind, Series 2004, 5.375% 08/01/24	550,000	548,477
Other Total		548,477
Pool/Bond Bank – 2.9%
NY Environmental Facilities Corp.
Series 2005 B, 5.500% 04/15/35	1,000,000	1,139,900
Series 2006 A, 4.750% 06/15/31	1,000,000	1,005,310
Pool/Bond Bank Total		2,145,210

	Par ($)	Value ($)
Refunded/Escrowed (c) – 11.5%
NY Dormitory Authority
Memorial Sloan-Kettering Cancer Center, Series 2003, Escrowed to Maturity, Insured: MBIA (d) 07/01/25	3,000,000	1,344,420
Series 2000 A, Pre-refunded 07/01/10, Insured: MBIA (a) 07/01/14 (5.700% 07/01/10)	630,000	602,393
NY Greece Central School District
Series 1992, Escrowed to Maturity, Insured: FGIC 6.000% 06/15/16	950,000	1,117,466
NY Metropolitan Transportation Authority
Series 1993 O, Escrowed to Maturity, 5.500% 07/01/17	1,000,000	1,112,340
Series 1998 A, Pre-refunded 10/01/15, Insured: FGIC 4.500% 04/01/18	1,000,000	1,074,630
NY Triborough Bridge & Tunnel Authority
Series 1992 Y, Escrowed to Maturity, 5.500% 01/01/17	1,300,000	1,426,191
Series 1993 B, Escrowed to Maturity, 5.000% 01/01/20	500,000	536,845
NY Urban Development Corp.
Series 2002 A, Pre-refunded 01/01/11, 5.500% 01/01/17	105,000	112,913
PR Commonwealth of Puerto Rico Aqueduct & Sewer Authority
Series 1995, Escrowed to Maturity, 6.250% 07/01/12	1,000,000	1,127,270
Refunded/Escrowed Total		8,454,468
Other Total		11,148,155

See Accompanying Notes to Financial Statements.

6

Columbia New York Tax-Exempt Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Tax-Backed – 29.5%
Local Appropriated – 1.0%
NY Dormitory Authority
Westchester County, Series 1998, (d) 08/01/19	1,200,000	729,684
Local Appropriated Total		729,684
Local General Obligations – 1.6%
NY Mount Sinai School District
Series 1992, Insured: AMBAC 6.200% 02/15/19	1,005,000	1,197,176
Local General Obligations Total		1,197,176
Special Non-Property Tax – 20.0%
NY Local Government Assistance Corp.
Series 1993 C, 5.500% 04/01/17	2,100,000	2,327,829
Series 1993 E: 5.000% 04/01/21	6,650,000	6,985,426
6.000% 04/01/14	3,945,000	4,343,642
PR Commonwealth of Puerto Rico Sales Tax Financing Corp.
Series 2007 A, 5.250% 08/01/57	1,000,000	999,910
Special Non-Property Tax Total		14,656,807
State Appropriated – 6.9%
NY Dormitory Authority
City University, Series 1993 A, 5.500% 05/15/13	1,500,000	1,620,270
Series 1993, 6.000% 07/01/20	2,000,000	2,307,560
State University, Series 2000 C, Insured: FSA 5.750% 05/15/17	1,000,000	1,158,130
State Appropriated Total		5,085,960
Tax-Backed Total		21,669,627
Transportation – 11.3%
Air Transportation – 2.1%
NY New York City Industrial Development Agency
Terminal One Group Association LP, Series 2005, AMT, 5.500% 01/01/24	1,500,000	1,520,475
Air Transportation Total		1,520,475

	Par ($)	Value ($)
Ports – 2.9%
NY Port Authority of New York & New Jersey
Series 1993, 5.375% 03/01/28	2,000,000	2,156,300
Ports Total		2,156,300
Toll Facilities – 4.5%
NY Thruway Authority
Series 2007, Insured: FGIC 5.000% 01/01/27	1,000,000	1,037,200
NY Triborough Bridge & Tunnel Authority
Series 2002, Insured: MBIA: 5.500% 11/15/18	1,000,000	1,126,690
5.500% 11/15/20	1,000,000	1,123,750
Toll Facilities Total		3,287,640
Transportation – 1.8%
NY Metropolitan Transportation Authority
Series 2005 B, Insured: AMBAC 5.250% 11/15/23	1,250,000	1,339,487
Transportation Total		1,339,487
Transportation Total		8,303,902
Utilities – 9.2%
Independent Power Producers – 1.3%
NY Suffolk County Industrial Development Agency
Nissequogue Cogeneration Partners Facilities, Series 1998, AMT, 5.500% 01/01/23	1,000,000	916,030
Independent Power Producers Total		916,030
Investor Owned – 3.4%
NY Energy & Research Development Authority
Brooklyn Union Gas Co.: Series 1993, IFRN, 9.666% 04/01/20 (e)	1,500,000	1,566,060
Series 2005 A, AMT, Insured: FGIC 4.700% 02/01/24	1,000,000	925,090
Investor Owned Total		2,491,150
Municipal Electric – 4.5%
NY Long Island Power Authority
Series 2000 A, Insured: FSA (d) 06/01/18	1,000,000	651,090

See Accompanying Notes to Financial Statements.

7

Columbia New York Tax-Exempt Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2002 KK, Insured: MBIA 5.500% 07/01/15	1,500,000	1,627,275
Series 2003 NN, Insured: MBIA 5.250% 07/01/21	1,000,000	1,056,510
Municipal Electric Total		3,334,875
Utilities Total		6,742,055
Total Municipal Bonds (cost of $67,816,809)		71,260,664
Investment Company – 1.9%
	Shares
Dreyfus Cash Management Plus, Inc. (7 Day Yield 2.960%)	1,408,778	1,408,778
Total Investment Company (cost of $1,408,778)		1,408,778
Short-Term Obligations – 0.8%
	Par ($)
Variable Rate Demand Notes (f) – 0.8%
NY New York City
Series 1993 A-8, LOC: Morgan Guaranty Trust: 2.290% 08/01/17	100,000	100,000
2.290% 08/01/18	100,000	100,000
Series 1993 C, LOC: JPMorgan Chase Bank, 2.470% 10/01/23	200,000	200,000
Series 1994 H-2, Insured: MBIA, SPA: Wachovia Bank N.A. 2.600% 08/01/13	200,000	200,000
Variable Rate Demand Notes Total		600,000
Total Short-Term Obligations (cost of $600,000)		600,000
Total Investments – 99.8% (cost of $69,825,587) (g)		73,269,442
Other Assets & Liabilities, Net – 0.2%		159,372
Net Assets – 100.0%		73,428,814

Notes to Investment Portfolio:

(a)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(b)  Security purchased on a delayed delivery basis.

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  Zero coupon bond.

(e)  The interest rate shown on floating rate or variable rate securities reflects the rate at April 30, 2008.

(f)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at April 30, 2008.

(g)  Cost for federal income tax purposes is $69,125,776.

At April 30, 2008, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source	% of Net Assets
Tax-Backed	29.5
Other	15.2
Education	14.1
Health Care	12.4
Transportation	11.3
Utilities	9.2
Housing	5.4
97.1
Investment Company	1.9
Short-Term Obligations	0.8
Other Assets & Liabilities, Net	0.2
100.0

Acronym	Name
ACA	ACA Financial Guaranty Corp.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FSA	Financial Security Assurance, Inc.

IFRN	Inverse Floating Rate Note

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

8

Statement of Assets and Liabilities – Columbia New York Tax-Exempt Fund
April 30, 2008 (Unaudited)

Assets	Investments, at cost	$69,825,587
	Investments, at value	$73,269,442
	Cash	4,558
	Receivable for:
	Fund shares sold	123,280
	Interest	959,555
	Expense reimbursement due from investment advisor	17,331
	Trustees' deferred compensation plan	19,124
	Other assets	1,405
	Total Assets	74,394,695
Liabilities	Payable for:
	Investments purchased on a delayed delivery basis	636,643
	Fund shares repurchased	89,722
	Distributions	87,904
	Investment advisory fee	30,151
	Transfer agent fee	18,665
	Pricing and bookkeeping fees	5,516
	Trustees' fees	565
	Audit fee	23,441
	Distribution and service fees	27,927
	Custody fee	893
	Chief compliance officer expenses	40
	Trustees' deferred compensation plan	19,124
	Other liabilities	25,290
	Total Liabilities	965,881
	Net Assets	73,428,814
Net Assets Consist of	Paid-in capital	69,297,687
	Undistributed net investment income	719,341
	Accumulated net realized loss	(32,069)
	Net unrealized appreciation on investments	3,443,855
	Net Assets	73,428,814
Class A	Net assets	$49,997,018
	Shares outstanding	6,874,987
	Net asset value per share	$7.27	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($7.27/0.9525)	$7.63	(b)
Class B	Net assets	$13,434,661
	Shares outstanding	1,847,355
	Net asset value and offering price per share	$7.27	(a)
Class C	Net assets	$9,997,135
	Shares outstanding	1,374,629
	Net asset value and offering price per share	$7.27	(a)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

9

Statement of Operations – Columbia New York Tax-Exempt Fund
For the Six Months Ended April 30, 2008 (Unaudited)

		($)
Investment Income	Interest	1,835,831
	Dividends	8,781
	Total Investment Income	1,844,612
Expenses	Investment advisory fee	183,163
	Distribution fee:
	Class B	54,407
	Class C	36,104
	Service fee:
	Class A	58,999
	Class B	17,415
	Class C	11,565
	Transfer agent fee	23,369
	Pricing and bookkeeping fees	28,614
	Trustees' fees	10,077
	Custody fee	2,961
	Chief compliance officer expenses	296
	Other expenses	66,219
	Total Expenses	493,189
	Fees and expenses waived or reimbursed by investment advisor	(94,321)
	Fees waived by distributor—Class C	(14,512)
	Expense reductions	(582)
	Net Expenses	383,774
	Net Investment Income	1,460,838
Net Realized and Unrealized	Net realized gain (loss) on:
Gain (Loss) on Investments and	Investments	556,968
Futures Contracts	Futures contracts	(29,551)
	Net realized gain	527,417
	Net change in unrealized appreciation (depreciation) on:
	Investments	(2,049,291)
	Futures contracts	32,706
	Net change in unrealized depreciation	(2,016,585)
	Net Loss	(1,489,168)
	Net Decrease Resulting from Operations	(28,330)

See Accompanying Notes to Financial Statements.

10

Statement of Changes in Net Assets – Columbia New York Tax-Exempt Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended April 30, 2008 ($)	Year Ended October 31, 2007 ($)
Operations	Net investment income	1,460,838	3,260,992
	Net realized gain on investments and futures contracts	527,417	858,461
	Net change in unrealized depreciation on investments and futures contracts	(2,016,585)	(3,098,578)
	Net Increase (Decrease) Resulting from Operations	(28,330)	1,020,875
Distributions to Shareholders	From net investment income:
	Class A	(994,193)	(2,175,017)
	Class B	(239,839)	(644,834)
	Class C	(173,244)	(349,044)
	From net realized gains:
	Class A	(503,414)	(176,684)
	Class B	(156,300)	(69,863)
	Class C	(97,587)	(29,654)
	Total Distributions to Shareholders	(2,164,577)	(3,445,096)
	Net Decrease from Share Transactions	(50,490)	(10,197,471)
	Total Decrease in Net Assets	(2,243,397)	(12,621,692)
Net Assets	Beginning of period	75,672,211	88,293,903
	End of period	73,428,814	75,672,211
	Undistributed net investment income, at end of period	719,341	665,779

See Accompanying Notes to Financial Statements.

11

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia New York Tax-Exempt Fund
	(Unaudited) Six Months Ended April 30, 2008		Year Ended October 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	781,378	5,719,059	1,166,791	8,848,362
Distributions reinvested	132,376	970,169	184,427	1,394,070
Redemptions	(682,829)	(4,966,066)	(1,989,353)	(14,997,279)
Net Increase (Decrease)	230,925	1,723,162	(638,135)	(4,754,847)
Class B
Subscriptions	37,377	276,485	55,702	421,686
Distributions reinvested	36,519	267,855	61,502	465,244
Redemptions	(388,907)	(2,866,628)	(914,801)	(6,878,604)
Net Decrease	(315,011)	(2,322,288)	(797,597)	(5,991,674)
Class C
Subscriptions	172,334	1,266,975	316,643	2,412,806
Distributions reinvested	20,761	152,164	29,905	225,961
Redemptions	(117,801)	(870,503)	(276,450)	(2,089,717)
Net Increase	75,294	548,636	70,098	549,050

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia New York Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				Period Ended October 31,		Year Ended January 31,
Class A Shares	2008		2007	2006	2005	2004	2003 (a)		2003
Net Asset Value, Beginning of Period	$7.49		$7.70	$7.61	$7.84	$7.72	$7.60		$7.43
Income from Investment Operations:
Net investment income (b)	0.15		0.31	0.32	0.31	0.31	0.24		0.33
Net realized and unrealized gain (loss) on investments and futures contracts	(0.14)		(0.19)	0.15	(0.22)	0.16	0.11		0.17
Total from Investment Operations	0.01		0.12	0.47	0.09	0.47	0.35		0.50
Less Distributions to Shareholders:
From net investment income	(0.15)		(0.31)	(0.31)	(0.30)	(0.31)	(0.23)		(0.33)
From net realized gains	(0.08)		(0.02)	(0.07)	(0.02)	(0.04)	—		—
Total Distributions to Shareholders	(0.23)		(0.33)	(0.38)	(0.32)	(0.35)	(0.23)		(0.33)
Net Asset Value, End of Period	$7.27		$7.49	$7.70	$7.61	$7.84	$7.72		$7.60
Total return (c)(d)	0.09	%(e)	1.59%	6.31%	1.19%	6.26%	4.70	%(e)	6.81%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.84	%(g)	0.84%	0.84%	0.84%	0.83%	0.83	%(g)	0.82%
Waiver/Reimbursement	0.26	%(g)	0.21%	0.21%	0.14%	0.13%	0.24	%(g)	0.18%
Net investment income (f)	4.19	%(g)	4.15%	4.16%	4.00%	4.04%	4.15	%(g)	4.32%
Portfolio turnover rate	7	%(e)	15%	9%	7%	8%	8	%(e)	11%
Net assets, end of period (000's)	$49,997		$49,751	$56,050	$58,004	$65,280	$68,271		$67,779

(a)  The Fund changed its fiscal year end from January 31 to October 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia New York Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				Period Ended October 31,		Year Ended January 31,
Class B Shares	2008		2007	2006	2005	2004	2003 (a)		2003
Net Asset Value, Beginning of Period	$7.49		$7.70	$7.61	$7.84	$7.72	$7.60		$7.43
Income from Investment Operations:
Net investment income (b)	0.13		0.26	0.26	0.25	0.25	0.20		0.27
Net realized and unrealized gain (loss) on investments and futures contracts	(0.15)		(0.20)	0.15	(0.21)	0.16	0.11		0.17
Total from Investment Operations	(0.02)		0.06	0.41	0.04	0.41	0.31		0.44
Less Distributions to Shareholders:
From net investment income	(0.12)		(0.25)	(0.25)	(0.25)	(0.25)	(0.19)		(0.27)
From net realized gains	(0.08)		(0.02)	(0.07)	(0.02)	(0.04)	—		—
Total Distributions to Shareholders	(0.20)		(0.27)	(0.32)	(0.27)	(0.29)	(0.19)		(0.27)
Net Asset Value, End of Period	$7.27		$7.49	$7.70	$7.61	$7.84	$7.72		$7.60
Total return (c)(d)	(0.28	)%(e)	0.83%	5.52%	0.44%	5.47%	4.12	%(e)	6.02%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.59	%(g)	1.59%	1.59%	1.59%	1.58%	1.58	%(g)	1.57%
Waiver/Reimbursement	0.26	%(g)	0.21%	0.21%	0.14%	0.13%	0.24	%(g)	0.18%
Net investment income (f)	3.45	%(g)	3.40%	3.41%	3.25%	3.29%	3.40	%(g)	3.57%
Portfolio turnover rate	7	%(e)	15%	9%	7%	8%	8	%(e)	11%
Net assets, end of period (000's)	$13,435		$16,192	$22,782	$28,278	$34,877	$44,293		$43,018

(a)  The Fund changed its fiscal year end from January 31 to October 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia New York Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				Period Ended October 31,		Year Ended January 31,
Class C Shares	2008		2007	2006	2005	2004	2003 (a)		2003
Net Asset Value, Beginning of Period	$7.49		$7.70	$7.61	$7.84	$7.72	$7.60		$7.43
Income from Investment Operations:
Net investment income (b)	0.14		0.28	0.28	0.28	0.28	0.21		0.29
Net realized and unrealized gain (loss) on investments and futures contracts	(0.15)		(0.19)	0.15	(0.22)	0.16	0.12		0.17
Total from Investment Operations	(0.01)		0.09	0.43	0.06	0.44	0.33		0.46
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.28)	(0.27)	(0.27)	(0.28)	(0.21)		(0.29)
From net realized gains	(0.08)		(0.02)	(0.07)	(0.02)	(0.04)	—		—
Total Distributions to Shareholders	(0.21)		(0.30)	(0.34)	(0.29)	(0.32)	(0.21)		(0.29)
Net Asset Value, End of Period	$7.27		$7.49	$7.70	$7.61	$7.84	$7.72		$7.60
Total return (c)(d)	(0.14	)%(e)	1.14%	5.84%	0.74%	5.78%	4.35	%(e)	6.34%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.29	%(g)	1.29%	1.29%	1.29%	1.28%	1.28	%(g)	1.27%
Waiver/Reimbursement	0.56	%(g)	0.51%	0.51%	0.44%	0.43%	0.54	%(g)	0.48%
Net investment income (f)	3.75	%(g)	3.69%	3.71%	3.55%	3.59%	3.70	%(g)	3.87%
Portfolio turnover rate	7	%(e)	15%	9%	7%	8%	8	%(e)	11%
Net assets, end of period (000's)	$9,997		$9,729	$9,461	$9,974	$9,774	$10,231		$9,344

(a)  The Fund changed its fiscal year end from January 31 to October 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

15

Notes to Financial Statements – Columbia New York Tax-Exempt Fund
April 30, 2008 (Unaudited)

Note 1. Organization

Columbia New York Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income exempt from federal income tax and New York individual income tax and of capital appreciation, consistent with moderate fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class B and Class C. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotations. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

16

Columbia New York Tax-Exempt Fund, April 30, 2008 (Unaudited)

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161 ("SFAS 161"), Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133, was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Futures Contracts

The Fund may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Fund may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses futures contracts in an effort to achieve more efficiently, economic exposure similar to that which they could have achieved through the purchase and sale of fixed income securities.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Options

The Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

The Fund may also write call options on a security the Fund owns. Writing call options tends to decrease a Fund's exposure to the underlying security. When a Fund writes a call option, an amount equal to the premium received is recorded as a liability. Premiums received from writing call options which have expired are treated as realized gains.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of

17

Columbia New York Tax-Exempt Fund, April 30, 2008 (Unaudited)

the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss.

Income Recognition

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2007 was as follows:

Tax-Exempt Income	$3,168,895
Ordinary Income*	38,296
Long-Term Capital Gains	237,905

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at April 30, 2008, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$5,373,793
Unrealized depreciation	(1,230,127)
Net unrealized appreciation	$4,143,666

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") effective April 30, 2008. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial

18

Columbia New York Tax-Exempt Fund, April 30, 2008 (Unaudited)

adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements and no cumulative effect adjustments was recorded. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund and Columbia Massachusetts Tax-Exempt Fund as follows:

Combined Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $3 billion	0.45%
Over $3 billion	0.40%

For the six month period ended April 30, 2008, the Fund's annualized effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Fund also reimbursed Columbia for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the six month period ended April 30, 2008, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $1,952.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent

19

Columbia New York Tax-Exempt Fund, April 30, 2008 (Unaudited)

pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statement of Operations. For the six month period ended April 30, 2008, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the six month period ended April 30, 2008, the Distributor has retained net underwriting discounts of $2,306 on sales of the Fund's Class A shares and received net CDSC fees of $477, $7,916 and $273 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the "Plans") which require the payment of a monthly service fee to the Distributor. The service fee is equal to 0.10% annually of the net assets attributable to shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in an annual rate of service fee for all shares that is a blend between the 0.10% and 0.25% rates. For the six month period ended April 30, 2008, the Fund's annualized effective service fee rate was 0.24% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C shares distribution fee so that it will not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fee Waivers and Expense Reimbursements

Columbia and/or some of the Fund's other service providers have voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.60% annually of the Fund's average daily net assets. Columbia, at its discretion, may modify or terminate this arrangement any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as "Expense reductions" on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period

20

Columbia New York Tax-Exempt Fund, April 30, 2008 (Unaudited)

ended April 30, 2008, these custody credits reduced total expenses by $582 for the Fund.

Note 6. Portfolio Information

For the six month period ended April 30, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $5,091,170 and $6,349,855, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit and may charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" on the Statement of Operations.

For the six month period ended April 30, 2008, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of April 30, 2008, 26.9% of the Fund's shares outstanding were beneficially owned by two participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At April 30, 2008, private insurers who insured greater than 5% of the total net assets of the Fund were as follows:

Insurer	% of Total Net Assets
MBIA Insurance Corp.	14.4%
Financial Guaranty Insurance Co.	5.7

At June 17, 2008, MBIA Insurance Corp. and Financial Guaranty Insurance Co. were rated by Standard & Poor's AA and BB, respectively.

Geographic Concentration Risk

The Fund has greater than 5% of its net assets on April 30, 2008 invested in debt obligations issued by each of New York and its political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of the state's or territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Issuer Focus Risk

As a non-diversified fund, the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally

21

Columbia New York Tax-Exempt Fund, April 30, 2008 (Unaudited)

taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC

22

Columbia New York Tax-Exempt Fund, April 30, 2008 (Unaudited)

Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

23

This page intentionally left blank.

Important Information About This Report – Columbia New York Tax-Exempt Fund

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia New York Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

25

Columbia Management®

Columbia New York Tax-Exempt Fund

Semiannual Report, April 30, 2008

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-44/153530-0408 (06/08) 08/57614

Columbia Management®

Semiannual Report

April 30, 2008

Columbia Tax-Exempt Bond Funds

■  Columbia Connecticut Intermediate
Municipal Bond Fund

■  Columbia Intermediate Municipal
Bond Fund

■  Columbia Massachusetts Intermediate
Municipal Bond Fund

■  Columbia New Jersey Intermediate
Municipal Bond Fund

■  Columbia New York Intermediate
Municipal Bond Fund

■  Columbia Rhode Island Intermediate
Municipal Bond Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Columbia Connecticut Intermediate Municipal Bond Fund	1

Columbia Intermediate Municipal Bond Fund	5

Columbia Massachusetts Intermediate Municipal Bond Fund	9

Columbia New Jersey Intermediate Municipal Bond Fund	13

Columbia New York Intermediate Municipal Bond Fund	17

Columbia Rhode Island Intermediate Municipal Bond Fund	21

Financial Statements

Investment Portfolios	25

Statements of Assets and Liabilities	90

Statements of Operations	94

Statements of Changes in Net Assets	96

Financial Highlights	102

Notes to Financial Statements	132

Important Information About This Report	145

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this financial report for your Columbia Fund. This document provides information that can help support your investment decision-making. It's been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management's investment professionals have responded to these issues, I encourage you to read the portfolio managers' summaries on the following pages. I believe these discussions reflect Columbia Management's investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest in Columbia Funds. Columbia Management's commitment is to honor that decision by providing investment solutions designed to exceed expectations. As we review the past six months and look forward to those ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as the Funds' investment manager include:

■  Broad and deep investment expertise, including dedicated portfolio management, research and trading

■  Strategically positioned investment disciplines and processes

■  Comprehensive compliance and risk management

■  A team-driven culture that draws upon multiple sources to pursue consistent and superior performance

■  A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach—Rather than rely on the talent or judgment of one individual, Columbia Management takes a team-oriented approach to investing. We draw from the diverse experiences and insights of our people—including portfolio managers, research analysts and traders—to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus—At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients' interests first and we understand the premium our clients place on reliability—whether it's related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts.

While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you've chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Fund Profile – Columbia Connecticut Intermediate Municipal Bond Fund

Summary

■  For the six-month period that ended April 30, 2008, the fund's Class A shares returned 1.52% without sales charge. Class Z shares returned 1.66%. By comparison, the fund's benchmark, the Lehman Brothers 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 2.58%.1 The fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification, had an average return of 1.63%.2 The fund's stake in higher quality and shorter-maturity bonds helped returns, while investments in longer-maturity and lower quality issues hampered performance relative to its peer group.

■  Although municipal bonds gained early and late in the period, February was one of their worst months in 25 years. The municipal market was rocked by credit ratings downgrades among municipal bond insurers and an unexpected jump in the yields of auction rate securities. A late-period rebound was led by high quality and short-term bonds. About 26% of the fund's assets were in pre-refunded bonds, which benefited from their higher credit quality and shorter maturities. Pre-refundings occur when an issuer takes advantage of lower interest rates by issuing new bonds and investing the proceeds in an escrow account until it can call or redeem the old bonds. This process boosts the old bonds' credit quality and shortens their maturity. Investing in higher quality, uninsured bonds with maturities of less than 10 years further aided returns. The fund also did well to avoid bonds subject to the Alternative Minimum Tax. By contrast, the fund experienced disappointing performance from bonds with maturities of 20 years or longer, which suffered as economic uncertainty mounted, and lower-quality Puerto Rico bonds, which were about 17% of assets. Over the period, we cut back on Puerto Rico bonds, while adding to 10- to 15-year bonds in the housing and education sectors, which offered attractive yields.

■  Connecticut's fiscal situation continues to benefit from a diverse employment base, high levels of personal income and an improving financial outlook. Job growth has slowed, but remains positive, driven by strength in the insurance and aerospace industries, which has more than offset attrition in the financial services industry. Revenue growth has also been strong, helping the state to generate a budget surplus and boost reserves. The state, however, remains a heavy borrower with a high debt burden.

1 The Lehman Brothers 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 04/30/08

+1.52%

Class A shares (without sales charge)

+2.58%

Lehman Brothers 3-15 Year Blend Municipal Bond Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 12/31/07.

Fund Profile (continued) – Columbia Connecticut Intermediate Municipal Bond Fund

Portfolio Management

Brian M. McGreevy has managed the fund since September 2002 and has been associated with the advisor or its predecessors or affiliate organizations since 1994.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Performance Information – Columbia Connecticut Intermediate Municipal Bond Fund

Performance of a $10,000 investment 05/01/98 – 04/30/08 ($)

Sales charge	without	with
Class A	14,527	13,841
Class B	13,779	13.779
Class C	14,046	14,046
Class T	14,615	13,924
Class Z	14,815	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Connecticut Intermediate Municipal Bond Fund during the stated time period, and it does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The growth of $10,000 with sales charges for Class A is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Average annual total return as of 04/30/08 (%)

Share class	A		B		C		T		Z
Inception	11/18/02		11/18/02		11/18/02		6/26/00		08/01/94
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	1.52	–1.81	1.16	–1.83	1.33	0.34	1.59	–3.24	1.66
1-year	2.56	–0.79	1.81	–1.16	2.17	1.17	2.68	–2.17	2.83
5-year	2.39	1.41	1.63	1.63	1.99	1.99	2.50	1.51	2.66
10-year	3.80	3.30	3.26	3.26	3.46	3.46	3.87	3.37	4.01

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	1.13	–2.18	0.76	–2.22	0.94	–0.06	1.19	–3.61	1.27
1-year	2.26	–1.07	1.51	–1.46	1.86	0.87	2.37	–2.46	2.53
5-year	2.41	1.42	1.65	1.65	2.00	2.00	2.51	1.53	2.67
10-year	3.74	3.23	3.19	3.19	3.39	3.39	3.80	3.29	3.94

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 6-month and 1-year periods), 4.75% for Class A shares (for the 5-year and 10-year periods) and 4.75% for Class T shares, respectively, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Please see the fund's prospectus for details.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C shares are newer classes of shares, initially offered on November 18, 2002. Their returns include returns of Retail A shares (for Class A shares) and Retail B shares (for Class B and Class C shares) of the Galaxy Connecticut Intermediate Municipal Bond Fund (the "Galaxy Connecticut Fund") for periods prior to November 18, 2002 (adjusted, as applicable, to reflect the sales charges applicable to Class A, Class B and Class C shares). The returns shown for Class B and Class C shares also include the returns for Retail A shares (adjusted, as applicable, to reflect the sales charges applicable to Class B and Class C shares) for periods prior to inception of Retail B shares of the Galaxy Connecticut Fund (March 1, 2001). The returns shown for Class T shares include the returns of Retail A shares of the Galaxy Connecticut Fund for periods prior to November 18, 2002. Retail A share returns include returns of the BKB shares of the Galaxy Connecticut Fund for periods prior to June 26, 2001, the date on which BKB shares were converted to Retail A shares, and returns of shares of the Boston 1784 Connecticut Tax-Exempt Income Fund (the "1784 Connecticut Fund") (whose shares were initially offered on August 1, 1994) for periods prior to June 26, 2000. The returns for Class Z shares include the returns of Trust shares of the Galaxy Connecticut Fund for periods prior to November 18, 2002. No returns have been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer share classes would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.06
Class B	1.81
Class C	1.81
Class T	0.96
Class Z	0.81

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class T	0.65
Class Z	0.50

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 02/28/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 04/30/08 ($)

Class A	10.59
Class B	10.59
Class C	10.59
Class T	10.59
Class Z	10.59

Distributions declared per share

11/01/07 – 04/30/08 ($)

Class A	0.19
Class B	0.15
Class C	0.17
Class T	0.20
Class Z	0.21

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

Understanding Your Expenses – Columbia Connecticut Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

11/01/07 – 04/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,015.22	1,021.13	3.76	3.77	0.75
Class B	1,000.00	1,000.00	1,011.59	1,017.40	7.50	7.52	1.50
Class C	1,000.00	1,000.00	1,013.28	1,019.14	5.76	5.77	1.15
Class T	1,000.00	1,000.00	1,015.91	1,021.63	3.26	3.27	0.65
Class Z	1,000.00	1,000.00	1,016.61	1,022.38	2.51	2.51	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Intermediate Municipal Bond Fund

Note for former shareholders of Intermediate-Term Tax-Exempt Fund: Effective on May 5, 2008, Intermediate-Term Tax-Exempt Fund reorganized into Columbia Intermediate Municipal Bond Fund. An annual report for the fiscal year ended March 31, 2008 for Intermediate-Term Tax-Exempt Fund is available upon request, without charge, to former shareholders of that Fund by calling Columbia Funds at 1-800-345-6611.

Summary

■  For the six-month period that ended April 30, 2008, the fund's Class A shares returned 1.59% without sales charge. Class Z shares returned 1.70%. By comparison, the fund's benchmark, the Lehman Brothers 3-15 Year Blend Municipal Bond Index, returned 2.58%,1 and the average return of the fund's peer group, the Lipper Intermediate Municipal Debt Funds Classification, was 1.56%.2 The fund's exposure to lower quality and longer-term bonds hampered performance versus the benchmark. We believe that investments in high quality issues with shorter maturities and competitive yields helped the fund keep pace with its peer group.

■  The municipal bond market was extremely volatile, as the ratings of many bond insurers were downgraded and economic uncertainty mounted. In this environment, the winners were high quality and short-term bonds, both of which offered relatively safe havens for investors. The fund benefited from having approximately 73% of its assets in bonds with the highest credit ratings (AA and AAA)3. A sizable stake in bonds with higher coupons (or stated interest rates) also helped, keeping the fund's yield ahead of the peer group average. However, having more sensitivity to interest-rate changes than the peer group and limited exposure to top performing short-term bonds with maturities between two and eight years hurt relative performance. A small position in bonds with maturities over 17 years further detracted from returns, as rising inflation and mounting economic uncertainty further hindered performance. Investments in non-rated and lower investment-grade issues, including tobacco bonds, land secured deals and Puerto Rico bonds, also hampered performance relative to its peer group.

■  Going forward, we plan to monitor both the economy and inflation, which tends to erode bond prices. In addition, we will keep a close eye on the potential for further downgrades among municipal bond insurers. Increased issuance late in the period was an encouraging sign that the sector's worst problems might be over. While our focus will remain on higher quality bonds with maturities between five and 15 years, we expect to look for selected opportunities to potentially boost yield by buying non-rated and lower investment-grade munis. Recent yield-enhancing purchases included

1 The Lehman Brothers 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3 Credit ratings represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 04/30/08

+1.59%

Class A shares (without sales charge)

+2.58%

Lehman Brothers 3-15 Year Blend Municipal Bond Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data gathered is from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 12/31/07.

Fund Profile (continued) – Columbia Intermediate Municipal Bond Fund some short-intermediate put bonds, which are bonds that can be redeemed at specified dates, and some tax loss swaps, which involved selling bonds with lower book yields to buy higher-yielding issues.

Portfolio Management

Susan Sanderson has managed the fund since June 2002 and has been associated with the advisor or its predecessors or affiliate organizations since 1985.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Performance Information – Columbia Intermediate Municipal Bond Fund

Performance of a $10,000 investment 05/01/98 – 04/30/08 ($)

Sales charge	without	with
Class A	14,899	14,189
Class B	14,234	14,234
Class C	14,582	14,582
Class T	14,490	14,229
Class Z	15,150	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The growth of a $10,000 with sales charges for Class A shares is calculated with an initial sales charge at 4.75%, which was the effective sales charge prior to August 22, 2005.

Average annual total return as of 04/30/08 (%)

Share class	A		B		C		T		Z
Inception	11/25/02		11/25/02		11/25/02		06/26/00		06/14/93
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	1.59	–1.68	1.27	–1.72	1.49	0.49	1.62	–3.21	1.70
1-year	2.61	–0.76	1.95	–1.02	2.40	1.41	2.66	–2.18	2.82
5-year	2.77	1.77	2.11	2.11	2.56	2.56	2.82	1.82	2.98
10-year	4.07	3.56	3.59	3.59	3.84	3.84	4.10	3.59	4.24

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	1.29	–1.97	0.97	–2.02	1.19	0.19	1.32	–3.49	1.40
1-year	2.40	–0.96	1.74	–1.22	2.19	1.21	2.46	–2.37	2.61
5-year	2.82	1.82	2.16	2.16	2.62	2.62	2.87	1.87	3.03
10-year	3.98	3.48	3.52	3.52	3.76	3.76	4.01	3.51	4.16

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 6-month and 1-year periods), 4.75% for Class A shares (for the 5-year and 10-year periods) and 4.75% for Class T shares, respectively, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C shares are newer classes of shares, initially offered on November 25, 2002. Their returns include returns of Retail A shares (for Class A shares) and Retail B shares (for Class B and Class C shares) of the Galaxy Intermediate Tax-Exempt Bond Fund (the "Galaxy Intermediate Tax-Exempt Fund") for periods prior to November 25, 2002 (adjusted, as applicable, to reflect the sales charges applicable to Class A, Class B and Class C shares). The returns shown for Class B and Class C shares also include the returns for Retail A shares (adjusted, as applicable, to reflect the sales charges applicable to Class B and Class C shares) for periods prior to inception of Retail B shares of the Galaxy Intermediate Tax-Exempt Fund (March 1, 2001). The returns shown for Class T shares include the returns of Retail A shares of the Galaxy Intermediate Tax-Exempt Fund for periods prior to November 25, 2002. Class T shares were initially offered on June 26, 2000. Retail A share returns include the returns of BKB shares of the Galaxy Intermediate Tax-Exempt Fund for periods prior to June 26, 2001, the date on which BKB shares were converted to Retail A shares, and returns of shares of the Boston 1784 Tax-Exempt Medium-Term Income Fund (the "1784 Tax-Exempt Fund") (whose shares were initially offered on June 14, 1993) for periods prior to June 26, 2000. The returns for Class Z shares include the returns of Trust shares of the Galaxy Intermediate Tax-Exempt Fund for periods prior to November 25, 2002. No returns have been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer share classes would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.72
Class B	1.37
Class C	1.37
Class T	0.67
Class Z	0.52

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.70
Class B	1.35
Class C	1.35
Class T	0.65
Class Z	0.50

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 02/28/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 04/30/08 ($)

Class A	10.19
Class B	10.19
Class C	10.19
Class T	10.19
Class Z	10.19

Distributions declared per share

11/01/07 – 04/30/08 ($)

Class A	0.19
Class B	0.16
Class C	0.18
Class T	0.19
Class Z	0.20

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

Understanding Your Expenses – Columbia Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

11/01/07 – 04/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,015.91	1,021.38	3.51	3.52	0.70
Class B	1,000.00	1,000.00	1,012.68	1,018.15	6.76	6.77	1.35
Class C	1,000.00	1,000.00	1,014.92	1,020.39	4.51	4.52	0.90
Class T	1,000.00	1,000.00	1,016.21	1,021.63	3.26	3.27	0.65
Class Z	1,000.00	1,000.00	1,017.01	1,022.38	2.51	2.51	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Massachusetts Intermediate Municipal Bond Fund

Summary

■  For the six-month period that ended April 30, 2008, the fund's Class A shares returned 2.28% without sales charge. Class Z shares returned 2.42%. By comparison, the fund's benchmark, the Lehman Brothers 3-15 Year Blend Municipal Bond Index, returned 2.58%.1 The index is national in scope while the fund invests primarily in the bonds of the Commonwealth of Massachusetts. The average return of funds in its peer group, the Lipper Massachusetts Intermediate Municipal Debt Funds Classification, was 1.78%.2 We believe that the fund's high quality and exposure to short-term maturities helped it outpace the average return of its peer group.

■  Higher credit quality and short-term bonds were the best performers during the period, benefiting as investors sought safe havens amid increased volatility in the municipal bond market. The fund gained from having over 86% of its assets at period end in the highest-quality (AA and AAA) bonds.3 Exposure to some short-term pre-refunded bonds further aided returns. Pre-refundings occur when an issuer decides to take advantage of lower interest rates by issuing new bonds and investing the proceeds in an escrow account until it can call or redeem the old bonds. Pre-refunding improves the old bonds' credit quality and shortens their maturity. An above-average yield from bonds with higher coupons (or stated interest rates) further aided performance. Detractors were minimal, but included a small position in lower investment-grade and non-rated bonds, such as some Puerto Rico bonds. In addition, the fund lost a bit of ground from being more sensitive to interest-rate changes than the Lipper peer group. The fund did not have any holdings that were directly subject to the Alternative Minimum Tax, which affects more taxpayers each year because it is not indexed to inflation.

■  Massachusetts' economic outlook remains mixed. The Commonwealth faces a sizable budget gap for the 2009 fiscal year, driven by rising health care and pension costs, high debt levels and flat sales tax revenues. However, growth was positive for the first quarter of 2008, thanks to strength in the technology, biotech and health services sectors. Employment numbers and foreign exports are positive. Plus, the local housing market hasn't fared as poorly as in states such as California, Florida and Nevada. The Commonwealth's borrowing needs could increase further if, as expected, job losses and economic growth begin to approximate the national average. We believe that the Commonwealth's economic health could weaken as consumer spending diminishes and businesses cut back in response to decreasing revenues. However, we believe that Massachusetts' credit rating should remain stable in the near term, while new issuance will most likely be limited until more insurers' problems are resolved.

1 The Lehman Brothers 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper make no adjustment for the effect of sales loads.

3 Credit ratings represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 04/30/08

+2.28%

Class A shares (without sales charge)

+2.58%

Lehman Brothers 3-15 Year Blend Municipal Bond Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data gathered is from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 12/31/07.

Fund Profile (continued) – Columbia Massachusetts Intermediate Municipal Bond Fund

Portfolio Management

Susan Sanderson has managed the fund since 1993 and has been with the advisor or its predecessors or affiliate organizations since 1985.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Performance Information – Columbia Massachusetts Intermediate Municipal Bond Fund

Performance of a $10,000 investment 05/01/98 – 04/30/08 ($)

Sales charge	without	with
Class A	14,841	14,141
Class B	14,079	14,079
Class C	14,347	14,347
Class T	14,928	14,223
Class Z	15,107	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Massachusetts Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The growth of $10,000 with sales charges for Class A is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Average annual total return as of 04/30/08 (%)

Share class	A		B		C		T		Z
Inception	12/09/02		12/09/02		12/09/02		6/26/00		06/14/93
Sales charge	without	with	without	With	without	with	without	with	without
6-month (cumulative)	2.28	–1.06	1.91	–1.09	2.08	1.08	2.34	–2.55	2.42
1-year	3.40	0.03	2.63	–0.36	2.99	1.99	3.51	–1.42	3.66
5-year	2.65	1.65	1.89	1.89	2.24	2.24	2.76	1.76	2.92
10-year	4.03	3.53	3.48	3.48	3.68	3.68	4.09	3.59	4.21

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	1.79	–1.53	1.42	–1.58	1.59	0.59	1.85	–3.02	1.93
1-year	2.98	–0.37	2.22	–0.77	2.57	1.58	3.09	–1.81	3.24
5-year	2.67	1.68	1.90	1.90	2.26	2.26	2.77	1.78	2.93
10-year	3.91	3.41	3.37	3.37	3.57	3.57	3.97	3.47	4.10

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 6-month and 1-year periods), 4.75% for Class A shares (for the 5-year and 10-year periods) and 4.75% for Class T shares, respectively, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated there after for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C shares are newer classes of shares, initially offered on December 9, 2002. Their returns include returns of Retail A shares (for Class A shares) and Retail B shares (for Class B and Class C shares) of the Galaxy Massachusetts Intermediate Municipal Bond Fund (the "Galaxy Massachusetts Fund") for periods prior to December 9, 2002 (adjusted, as applicable, to reflect the sales charges applicable to Class A, Class B and Class C shares). The returns shown for Class B and Class C shares also include the returns for Retail A shares (adjusted, as applicable, to reflect the sales charges applicable to Class B and Class C shares) for periods prior to inception of Retail B shares of the Galaxy Massachusetts Fund (March 1, 2001). The returns shown for Class T shares include the returns of Retail A shares of the Galaxy Massachusetts Intermediate Municipal Bond Fund for periods prior to December 9, 2002. Retail A share returns include the returns of BKB shares of the Galaxy Massachusetts Fund for periods prior to June 26, 2001, the date on which BKB shares were converted to Retail A shares, and returns of the Boston 1784 Massachusetts Tax-Exempt Income Fund (the "1784 Massachusetts Fund") (whose shares were initially offered June 14, 1993) for periods prior to June 26, 2000. The returns for Class Z shares include the returns of Trust shares of the Galaxy Massachusetts Fund for periods prior to December 9, 2002. No returns have been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer share classes would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.91
Class B	1.66
Class C	1.66
Class T	0.81
Class Z	0.66

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class T	0.65
Class Z	0.50

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 02/28/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 04/30/08 ($)

Class A	10.40
Class B	10.40
Class C	10.40
Class T	10.40
Class Z	10.40

Distributions declared per share

11/01/07 – 04/30/08 ($)

Class A	0.18
Class B	0.15
Class C	0.16
Class T	0.19
Class Z	0.20

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

Understanding Your Expenses – Columbia Massachusetts Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

11/01/07 – 04/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,022.82	1,021.13	3.77	3.77	0.75
Class B	1,000.00	1,000.00	1,019.10	1,017.40	7.53	7.52	1.50
Class C	1,000.00	1,000.00	1,020.79	1,019.14	5.78	5.77	1.15
Class T	1,000.00	1,000.00	1,023.42	1,021.63	3.27	3.27	0.65
Class Z	1,000.00	1,000.00	1,024.22	1,022.38	2.52	2.51	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia New Jersey Intermediate Municipal Bond Fund

Summary

■  For the six-month period that ended April 30, 2008, the fund's Class A shares returned 1.48% without sales charge. Class Z shares returned 1.61%. By comparison, the fund's benchmark, the Lehman Brothers 3-15 Year Blend Municipal Bond Index,1 which is national in scope, returned 2.58%. The fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification,2 had an average total return of 1.63%. Shorter-maturity, higher quality bonds helped performance, while an overweight in lower quality issues hampered returns.

■  Volatility shook the municipal bond market, as many municipal bond insurers suffered credit ratings downgrades and yields on auction rate securities climbed sharply. In this environment, short-term and higher quality municipal bonds held up well, outperforming bonds with maturities of 10 years or longer and lower quality issues, as well. The fund benefited from owning pre-refunded bonds as well as shorter-maturity, high quality issues. Pre-refundings occur when an issuer takes advantage of lower interest rates by issuing new bonds and investing the proceeds in an escrow account until it can call or redeem the old bonds. This process improves the old bonds' credit quality and shortens their maturity. Having a higher exposure than either the Lehman index or Lipper peer group to A- and BBB-rated bonds, however, hampered performance.3 Among the biggest detractors were tobacco bonds—which are lower-quality bonds issued by the state and secured by a financial settlement it has with tobacco companies. Zero coupon bonds, which pay no current interest and are more sensitive to interest-rate changes than other types of bonds, hurt returns as long- term yields rose.

■  We believe that New Jersey's fiscal outlook is mixed. The state enjoys high personal wealth levels, a diverse economic base and continued financial stability. However, sales and business tax revenues, which have been strong, are vulnerable to further weakening in the economy and housing market. The state's heavy debt burden and high property taxes are added concerns. Our focus has been on adding higher quality, intermediate-term issues, which we believe could hold up well if the state's problems increased. We remain cautious about the hospital sector, given recent cases of weak financial performance.

1 The Lehman Brothers 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3 Credit ratings represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 04/30/08

+1.48%

Class A shares (without sales charge)

+2.58%

Lehman Brothers 3-15 Year Blend Municipal Bond Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data gathered is from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 12/31/07.

Fund Profile (continued) – Columbia New Jersey Intermediate Municipal Bond Fund

Portfolio Management

Brian M. McGreevy has managed the fund since September 1998 and has been associated with the advisor or its predecessors or affiliate organizations since 1994.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Performance Information – Columbia New Jersey Intermediate Municipal Bond Fund

Performance of a $10,000 investment 05/01/98 – 04/30/08 ($)

Sales charge	without	with
Class A	14,768	14,062
Class B	13,988	13,988
Class C	14,259	14,259
Class T	14,847	14,137
Class Z	15,086	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia New Jersey Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The growth of $10,000 with sales charges for Class A is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Average annual total return as of 04/30/08 (%)

Share class	A		B		C		T		Z
Inception	11/18/02		11/18/02		11/18/02		04/03/98		04/03/98
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	1.48	–1.83	1.11	–1.88	1.28	0.29	1.54	–3.26	1.61
1-year	2.26	–1.05	1.50	–1.46	1.85	0.87	2.37	–2.52	2.52
5-year	2.59	1.59	1.82	1.82	2.18	2.18	2.69	1.69	2.85
10-year	3.98	3.47	3.41	3.41	3.61	3.61	4.03	3.52	4.20

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	0.95	–2.34	0.58	–2.40	0.75	–0.24	1.01	–3.76	1.08
1-year	1.71	–1.58	0.96	–1.99	1.31	0.33	1.82	–3.04	1.97
5-year	2.56	1.56	1.79	1.79	2.15	2.15	2.66	1.65	2.82
Life	3.86	3.36	3.30	3.30	3.50	3.50	3.92	3.41	4.08

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 6-month and 1-year periods), 4.75% for Class A shares (for the 5-year and 10-year periods) and 4.75% for Class T shares, respectively, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C shares are newer classes of shares, initially offered on November 18, 2002. Their returns include returns of Retail A shares (for Class A shares) and Retail B shares (for Class B and Class C shares) of the Galaxy New Jersey Municipal Bond Fund (the "Galaxy New Jersey Fund") for periods prior to November 18, 2002 (adjusted, as applicable, to reflect the sales charges applicable to Class A, Class B and Class C shares). The returns shown for Class B and Class C shares also include the returns for Retail A shares (adjusted, as applicable, to reflect the sales charges applicable to Class B and Class C shares) for periods prior to the inception of Retail B shares of the Galaxy New Jersey Fund (March 1, 2001). The returns shown for Class T shares include the returns of Retail A shares of the Galaxy New Jersey Municipal Bond Fund for periods prior to November 18, 2002. Retail A shares were initially offered on April 3, 1998. The returns for Class Z shares include the returns of Trust shares of the Galaxy New Jersey Fund for periods prior to November 18, 2002. Trust shares were initially offered by the Galaxy New Jersey Fund on April 3, 1998. No returns have been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.18
Class B	1.93
Class C	1.93
Class T	1.08
Class Z	0.93

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class T	0.65
Class Z	0.50

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 02/28/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 04/30/08 ($)

Class A	10.04
Class B	10.04
Class C	10.04
Class T	10.04
Class Z	10.04

Distributions declared per share

11/01/07 – 04/30/08 ($)

Class A	0.19
Class B	0.15
Class C	0.17
Class T	0.19
Class Z	0.20

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

Understanding Your Expenses – Columbia New Jersey Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

11/01/07 – 04/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,014.82	1,021.13	3.76	3.77	0.75
Class B	1,000.00	1,000.00	1,011.09	1,017.40	7.50	7.52	1.50
Class C	1,000.00	1,000.00	1,012.78	1,019.14	5.76	5.77	1.15
Class T	1,000.00	1,000.00	1,015.42	1,021.63	3.26	3.27	0.65
Class Z	1,000.00	1,000.00	1,016.11	1,022.38	2.51	2.51	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia New York Intermediate Municipal Bond Fund

Note for former shareholders of New York Intermediate-Term Tax-Exempt Fund: Effective on May 5, 2008, New York Intermediate-Term Tax-Exempt Fund reorganized into Columbia New York Intermediate Municipal Bond Fund. An annual report for the fiscal year ended March 31, 2008 for New York Intermediate-Term Tax-Exempt Fund is available upon request, without charge, to former shareholders of that Fund by calling Columbia Funds at 1-800-345-6611.

Summary

■  For the six-month period that ended April 30, 2008, the fund's Class A shares returned 1.79% without sales charge. Class Z shares returned 1.93%. By comparison, the fund's benchmark, the Lehman Brothers 3-15 Year Blend Municipal Bond Index,1 which is national in scope, returned 2.58%, and the fund's peer group, the Lipper New York Intermediate Municipal Debt Funds Classification,2 had an average return of 1.59%. Gains from pre-refunded bonds as well as higher-coupon, long-term bonds helped the fund outperform its Lipper peer group, while the fund's state-specific focus hampered returns versus the Lehman index.

■  About 23% of the fund's assets were in pre-refunded bonds, which did well during a period of heightened market volatility. Pre-refunding occurs when an issuer takes advantage of lower interest rates by issuing new bonds and investing the proceeds in an escrow account until it can redeem the old bonds. This process improves the old bonds' credit quality and shortens their maturity, which helped as high quality and short-term bonds beat lower quality and longer-term issues. The fund also benefited from having less exposure than its peer group to insured bonds with high credit ratings, which in many cases underperformed uninsured issues as various insurers received credit rating downgrades. Having a slightly lower stake than the peer group in bonds with maturities over 15 years further aided returns, as did a bias toward long-term bonds with higher (5.25% to 5.75%) coupons. Investments in zero coupon bonds, which are more sensitive to interest-rate changes because they pay no current interest, and BBB-rated bonds hindered returns.3

■  The state of New York relies heavily on Wall Street's fortunes, making it particularly vulnerable to the current economic slowdown and subprime mortgage debacle. Added pressures include the continued loss of upstate manufacturing jobs as well as new passport regulations, which could reduce Canadian cross-border spending. The state, which is heavily in debt, ended the 2007 fiscal year with an operating deficit and began fiscal year 2008 with tax revenues lagging expectations. Going forward, we expect the state's record of strong fiscal management to help in addressing these concerns. During the period, we bought 10- to 15-year and BBB-rated bonds, which offered the fund added income.

1 The Lehman Brothers 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3 Credit ratings represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 04/30/08

+1.79%

Class A shares (without sales charge)

+2.58%

Lehman Brothers 3-15 Year Blend Municipal Bond Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data gathered is from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 12/31/07.

Fund Profile (continued) – Columbia New York Intermediate Municipal Bond Fund

Portfolio Management

Brian McGreevy has managed the fund since September 1998 and has been associated with the advisor or its predecessors or affiliate organizations since 1994.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Performance Information – Columbia New York Intermediate Municipal Bond Fund

Performance of a $10,000 investment 05/01/98 – 04/30/08 ($)

Sales charge	without	with
Class A	15,075	14,363
Class B	14,300	14,300
Class C	14,578	14,578
Class T	15,155	14,439
Class Z	15,412	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia New York Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The growth of $10,000 with sales charges for Class A is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Average annual total return as of 04/30/08 (%)

Share class	A		B		C		T		Z
Inception	11/25/02		11/25/02		11/25/02		12/31/91		12/31/91
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	1.79	–1.54	1.43	–1.57	1.60	0.60	1.86	–3.01	1.93
1-year	2.87	–0.47	2.12	–0.86	2.47	1.47	2.99	–1.91	3.15
5-year	2.65	1.65	1.88	1.88	2.23	2.23	2.75	1.75	2.91
10-year	4.19	3.69	3.64	3.64	3.84	3.84	4.24	3.74	4.42

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	1.33	–1.98	0.97	–2.02	1.13	0.14	1.40	–3.45	1.47
1-year	2.41	–0.92	1.66	–1.31	2.01	1.02	2.53	–2.35	2.68
5-year	2.65	1.66	1.88	1.88	2.24	2.24	2.76	1.77	2.91
10-year	4.04	3.53	3.50	3.50	3.70	3.70	4.09	3.59	4.27

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 6-month and 1-year periods), 4.75% for Class A shares (for the 5-year and 10-year periods) and 4.75% for Class T shares, respectively, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C share are newer classes of shares, initially offered on November 25, 2002. Their returns include returns of Retail A shares (for Class A shares) and Retail B shares (for Class B and Class C shares) of the Galaxy New York Municipal Bond Fund (the "Galaxy New York Fund") for periods prior to November 25, 2002 (adjusted, as applicable, to reflect the sales charges applicable to Class A, Class B and Class C shares). The returns shown for Class B and Class C shares also include the returns for Retail A shares (adjusted, as applicable, to reflect the sales charges applicable to Class B and Class C shares) for periods prior to the inception of Retail B shares of the Galaxy New York Fund (March 1, 2001). The returns shown for Class T shares include the returns of Retail A shares of the Galaxy New York Municipal Bond Fund for periods prior to November 25, 2002. Retail A shares were initially offered on December 31, 1991. The returns for Class Z shares include the returns of Trust shares of the Galaxy New York Fund for periods prior to November 18, 2002. Trust shares were initially offered by the Galaxy New York Fund on December 31, 1991. No returns have been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.98
Class B	1.73
Class C	1.73
Class T	0.88
Class Z	0.73

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class T	0.65
Class Z	0.50

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 02/28/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 04/30/08 ($)

Class A	11.54
Class B	11.54
Class C	11.54
Class T	11.54
Class Z	11.54

Distributions declared per share

11/01/07 – 04/30/08 ($)

Class A	0.21
Class B	0.16
Class C	0.18
Class T	0.21
Class Z	0.22

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

Understanding Your Expenses – Columbia New York Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

11/01/07 – 04/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,017.90	1,021.13	3.76	3.77	0.75
Class B	1,000.00	1,000.00	1,014.32	1,017.40	7.51	7.52	1.50
Class C	1,000.00	1,000.00	1,016.01	1,019.14	5.76	5.77	1.15
Class T	1,000.00	1,000.00	1,018.60	1,021.63	3.26	3.27	0.65
Class Z	1,000.00	1,000.00	1,019.29	1,022.38	2.51	2.51	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Rhode Island Intermediate Municipal Bond Fund

Summary

■  For the six-month period that ended April 30, 2008, the fund's Class A shares returned 1.61% without sales charge. Class Z shares returned 1.75%. By comparison, the fund's benchmark, the Lehman Brothers 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 2.58%.1 The average return of the fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification,2 was 1.63%. Shorter-term and higher quality investments helped performance, while tobacco and insured bonds hindered returns relative to its peer group.

■  During the six-month period, the municipal bond market's biggest gains came from short-term and high quality bonds, which beat long-term and low quality issues as market volatility increased dramatically. Pre-refunded bonds—about 20% of the fund's assets—did especially well. Pre-refunding occurs when an issuer takes advantage of lower interest rates by issuing new bonds and investing the proceeds in an escrow account until it can call or redeem the old bonds. This process improves the old bonds' credit quality and shortens their maturity. In addition, shorter-maturity zero coupon bonds, which pay no current interest, and high quality, short-term local general obligation bonds added to returns. Having less exposure than the Lipper peer group to lower quality bonds helped relative performance, however, the BBB-rated bonds that the fund did own detracted from the fund's return.3 They included tobacco bonds, which are bonds issued by the state and secured by a financial settlement it has with tobacco companies. Some insured bonds that suffered downgrades along with the insurers that backed them further detracted from returns. Recent additions to the portfolio included education and local general obligation bonds with eight- to 12-year maturities, and a bond with a 5.22% yield issued for the Providence Place Mall.

■  Negative housing and economic news have pressured Rhode Island's tax revenues, resulting in a large budget deficit and underfunded pension liabilities. Additional concerns include the state's high cost of living and above-average debt burden. However, Rhode Island has a highly educated labor force, strength across a variety of industries and a history of solid fiscal controls, which we believe should help it weather the current downturn.

1 The Lehman Brothers 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3 Credit ratings represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 04/30/08

+1.61%

Class A shares (without sales charge)

+2.58%

Lehman Brothers 3-15 Year Blend Municipal Bond Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data gathered is from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 12/31/07.

Fund Profile (continued) – Columbia Rhode Island Intermediate Municipal Bond Fund

Portfolio Management

Brian McGreevy has managed the fund since July 1997 and has been associated with the advisor or its predecessors or affiliate organizations since 1994.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Performance Information – Columbia Rhode Island Intermediate Municipal Bond Fund

Performance of a $10,000 investment 05/01/98 – 04/30/08 ($)

Sales charge	without	with
Class A	14,975	14,258
Class B	14,166	14.166
Class C	14,439	14,439
Class T	15,177	14,450
Class Z	15,184	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Rhode Island Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The growth of $10,000 with sales charges for Class A is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Average annual total return as of 04/30/08 (%)

Share class	A		B		C		T		Z
Inception	11/18/02		11/18/02		11/18/02		12/20/94		06/19/00
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	1.61	–1.68	1.24	–1.75	1.42	0.42	1.75	–3.07	1.75
1-year	2.81	–0.51	2.05	–0.93	2.40	1.41	3.08	–1.79	3.08
5-year	2.58	1.58	1.82	1.82	2.17	2.17	2.84	1.84	2.84
10-year	4.12	3.61	3.54	3.54	3.74	3.74	4.26	3.75	4.27

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	1.39	–1.89	1.02	–1.97	1.20	0.20	1.53	–3.28	1.53
1-year	2.50	–0.80	1.74	–1.22	2.10	1.11	2.77	–2.07	2.77
5-year	2.64	1.65	1.88	1.88	2.23	2.23	2.90	1.91	2.90
10-year	4.03	3.53	3.46	3.46	3.66	3.66	4.17	3.66	4.17

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 6 month and 1-year periods), 4.75% for Class A shares (for the 5-year and 10-year periods) and 4.75% for Class T shares, respectively, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C shares are newer classes of shares, initially offered on November 18, 2002. Their returns include returns of Retail A shares (for Class A shares) and Retail B shares (for Class B and Class C shares) of the Galaxy Rhode Island Municipal Bond Fund (the "Galaxy Rhode Island Fund") for periods prior to November 18, 2002 (adjusted, as applicable, to reflect the sales charges applicable to Class A, Class B and Class C shares). The returns shown for Class B and Class C shares also include the returns for Retail A shares (adjusted, as applicable, to reflect the sales charges applicable to Class B and Class C shares) for periods prior to inception of Retail B shares of the Galaxy Rhode Island Fund (March 1, 2001). The returns shown for Class T shares include the returns of Retail A shares of the Galaxy Rhode Island Municipal Bond Fund for periods prior to November 18, 2002. Retail A shares were initially offered on on December 20, 1994. The returns for Class Z shares include the returns of Trust shares of the Galaxy Rhode Island Fund for periods prior to November 18, 2002, and the returns of Retail A shares of the Galaxy Rhode Island Fund for periods prior to June 19, 2000, the date on which Trust shares were initially offered by the Galaxy Rhode Island Fund. No returns have been restated to reflect any differences in expenses(such as Rule 12b-1 fees) between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.03
Class B	1.78
Class C	1.78
Class T	0.78
Class Z	0.78

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class T	0.50
Class Z	0.50

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 02/28/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 04/30/08 ($)

Class A	11.02
Class B	11.02
Class C	11.02
Class T	11.02
Class Z	11.02

Distributions declared per share

11/01/07 – 04/30/08 ($)

Class A	0.21
Class B	0.17
Class C	0.19
Class T	0.22
Class Z	0.22

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

Understanding Your Expenses – Columbia Rhode Island Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

11/01/07 – 04/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,016.11	1,021.13	3.76	3.77	0.75
Class B	1,000.00	1,000.00	1,012.38	1,017.40	7.51	7.52	1.50
Class C	1,000.00	1,000.00	1,014.22	1,019.14	5.76	5.77	1.15
Class T	1,000.00	1,000.00	1,017.50	1,022.38	2.51	2.51	0.50
Class Z	1,000.00	1,000.00	1,017.50	1,022.38	2.51	2.51	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Investment Portfolio – Columbia Connecticut Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds – 96.2%
	Par ($)	Value ($)
Education – 10.7%
Education – 9.7%
CT Health & Educational Facilities Authority
Connecticut College:
Series 2002 E, Insured: MBIA: 5.000% 07/01/14	500,000	536,790
5.250% 07/01/22	400,000	419,688
Series 2007 F, Insured: MBIA 4.125% 07/01/24	1,505,000	1,455,711
Greenwich Academy,
Series 2007 E, Insured: FSA 5.250% 03/01/26	2,000,000	2,184,300
Miss Porter's School,
Series 2006 B, Insured: AMBAC 4.500% 07/01/29	600,000	562,548
Quinnipiac University:
Series 2007 I, Insured: MBIA: 5.000% 07/01/19	2,000,000	2,127,660
5.000% 07/01/22	2,000,000	2,088,080
Series 2007 K2, Insured: MBIA 5.000% 07/01/28	2,000,000	2,041,440
Trinity College:
Series 1998 F, Insured: MBIA 5.500% 07/01/21	500,000	551,075
Series 2004 H, Insured: MBIA 5.000% 07/01/25	540,000	550,870
Yale University,
Series 1997 E, 4.700% 07/01/29(a)	2,000,000	2,026,060
CT University of Connecticut
Student Fee,
Series 2002 A, 5.250% 05/15/14	1,185,000	1,273,365

	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities
Universidad Interamericana de Puerto Rico, Inc.,
Series 1998 A, Insured: MBIA: 5.250% 10/01/12	725,000	754,631
5.375% 10/01/13	975,000	1,017,676
5.500% 10/01/14	650,000	680,472
Education Total		18,270,366
Prep School – 1.0%
CT Health & Educational Facility Authority
Loomis Chaffee School, Series 2005 F, Insured: AMBAC 5.250% 07/01/27	1,670,000	1,802,732
Prep School Total		1,802,732
Education Total		20,073,098
Health Care – 5.2%
Continuing Care Retirement – 0.3%
CT Development Authority
Elim Park Baptist, Inc.,
Series 2003, 5.750% 12/01/23	500,000	511,215
Continuing Care Retirement Total		511,215
Hospitals – 3.9%
CT Health & Educational Facilities Authority
Hospital For Special Care,
Series 2007 C, Insured: RAD 5.250% 07/01/27	750,000	760,845
Hospital for St. Raphael,
Series 1993 H, Insured: AMBAC 5.300% 07/01/10	2,740,000	2,889,029
Middlesex Hospital,
Series 1997 H, Insured: MBIA 5.000% 07/01/12	1,060,000	1,072,317
Middlesex Hospital
Series 2008 M, Insured: FSA 4.875% 07/01/27	500,000	507,380

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
William W. Backus Hospital,
Series 2005 G, Insured: FSA 5.000% 07/01/24	2,060,000	2,119,843
Hospitals Total		7,349,414
Intermediate Care Facilities – 0.1%
CT Health & Educational Facilities Authority
Village for Families & Children, Inc.,
Series 2002 A, Insured: AMBAC 5.000% 07/01/23	260,000	267,007
Intermediate Care Facilities Total		267,007
Nursing Homes – 0.9%
CT Development Authority Health Facility
Alzheimers Resources Center, Inc.,
Series 2007, 5.400% 08/15/21	500,000	447,790
CT Development Authority
Alzheimers Resident Center,
Series 2007, 5.200% 08/15/17	1,285,000	1,177,394
Nursing Homes Total		1,625,184
Health Care Total		9,752,820
Housing – 4.8%
Single-Family – 4.8%
CT Housing Finance Authority
Mortgage Finance Program:
Series 1996 C-1, 6.000% 11/15/10	815,000	847,779
Series 2005 D-1, 4.100% 05/15/17	2,200,000	2,205,236
Refunding Housing Mortgage Finance Program
Series 2003 D, 4.400% 11/15/15	2,000,000	2,035,080
Series 2003 C-1, 4.850% 11/15/23	4,000,000	4,014,480
Single-Family Total		9,102,575
Housing Total		9,102,575

	Par ($)	Value ($)
Industrials – 0.4%
Oil & Gas – 0.4%
TN Energy Acquisition Corp.
Series 2006, 5.250% 09/01/22	850,000	831,521
Oil & Gas Total		831,521
Industrials Total		831,521
Other – 20.4%
Other – 0.2%
PR Commonwealth of Puerto Rico Government Development Bank
Series 2006 B,
5.000% 12/01/14	360,000	367,574
Other Total		367,574
Pool/Bond Bank – 1.7%
CT Revolving Fund
Series 2003 A,
5.000% 10/01/19	1,000,000	1,057,740
Series 2003 B:
5.000% 10/01/12	1,000,000	1,083,900
5.000% 10/01/15	1,000,000	1,105,840
Pool/Bond Bank Total		3,247,480
Refunded/Escrowed (b) – 18.5%
CT Bridgeport
Series 2000 A,
Pre-refunded 07/15/10, Insured: FGIC 6.000% 07/15/13	2,000,000	2,171,900
CT Fairfield
Series 2002 A,
Pre-refunded 04/01/12, 5.000% 04/01/22	2,200,000	2,369,532
CT Health & Educational Facilities Authority
Connecticut College,
Series 2000 D-1, Pre-refunded 07/01/10, Insured: MBIA 5.750% 07/01/30	1,250,000	1,348,725
Fairfield University,
Series 1999 I, Pre-refunded 07/01/09, Insured: MBIA 5.250% 07/01/25	2,000,000	2,090,660

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Trinity College,
Series 2001 G, Pre-refunded 07/01/11, Insured: AMBAC: 5.000% 07/01/31	1,000,000	1,078,250
5.500% 07/01/15	2,825,000	3,088,657
CT New Canaan
Series 1999,
Pre-refunded 02/01/09, 4.750% 02/01/18	500,000	509,830
CT New Haven
Series 2002 B,
Escrowed to Maturity, Insured: FGIC 5.375% 11/01/12	5,000	5,512
Series 2002 C:
Escrowed to Maturity, Insured: MBIA 5.000% 11/01/18	15,000	15,750
Pre-refunded 11/01/12, Insured: MBIA 5.000% 11/01/18	1,985,000	2,161,407
Series 2003 A,
Pre-refunded 11/01/13, Insured: FGIC 5.250% 11/01/16	170,000	190,098
CT Seymour
Series 2001 B,
Pre-refunded 08/01/11, Insured: MBIA 5.250% 08/01/15	1,100,000	1,186,636
CT Special Assessment Second Injury Fund Revenue
Series 2000 A,
Escrowed to Maturity, Insured: FSA 5.250% 01/01/10	2,000,000	2,094,340
CT Stamford
Series 2002,
Pre-refunded 08/15/12, 5.000% 08/15/19	1,000,000	1,082,870
CT State
Series 1993 E,
Escrowed to Maturity, 6.000% 03/15/12	25,000	27,797
Series 1999 A,
Pre-refunded 06/15/09, 5.250% 06/15/10	2,025,000	2,113,310

	Par ($)	Value ($)
Series 1999 B,
Pre-refunded 11/01/09, 5.750% 11/01/11	1,000,000	1,059,970
Series 2000 A,
Pre-refunded 04/15/10, 5.500% 04/15/19	865,000	923,301
CT Torrington
Series 1999,
Pre-refunded 09/15/09, Insured: FGIC 5.125% 09/15/12	1,300,000	1,363,557
CT University of Connecticut
Series 2000 A,
Pre-refunded 03/01/10, Insured: FGIC 5.375% 03/01/19	2,000,000	2,126,440
Series 2002 A,
Pre-refunded 04/01/12, 5.375% 04/01/13	1,000,000	1,090,080
CT Westport
Series 1999,
Pre-refunded 07/15/09, 5.000% 07/15/18	1,890,000	1,972,177
Series 2000,
Pre-refunded 08/15/10: 5.375% 08/15/14	550,000	585,695
5.375% 08/15/15	1,550,000	1,650,595
Series 2001,
Pre-refunded 12/01/11, 5.000% 12/01/16	1,155,000	1,243,138
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2000 A,
Economically Defeased to Maturity, 5.500% 10/01/40	1,000,000	1,040,730
Refunded/Escrowed Total		34,590,957
Other Total		38,206,011
Other Revenue – 1.0%
Recreation – 1.0%
CT Development Authority
Mystic Marinelife Aquarium,
Series 2007 A, LOC: Citibank N.A. 4.625% 05/01/37	2,000,000	1,856,960
Recreation Total		1,856,960
Other Revenue Total		1,856,960

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Tax-Backed – 46.6%
Local General Obligations – 20.4%
CT Bridgeport
Series 2002 A,
Insured: FGIC 5.375% 08/15/14	1,600,000	1,693,184
Series 2004 C,
Insured: MBIA 5.250% 08/15/17	1,500,000	1,655,130
CT Colchester
Series 1997 A,
Insured: AMBAC 5.400% 08/15/10	885,000	944,030
CT Danbury
Series 1995,
5.625% 02/01/13	200,000	222,016
Series 2004,
Insured: FGIC 4.750% 08/01/16	1,270,000	1,364,539
CT East Haven
Series 2003,
Insured: MBIA 5.000% 09/01/15	640,000	701,478
CT Easton
Series 2001,
4.750% 10/15/21	855,000	875,007
CT Fairfield
Series 2004,
4.500% 01/01/16	1,690,000	1,782,375
CT Farmington
Series 2002,
5.000% 09/15/19	820,000	869,307
CT Hartford County Metropolitan District
Series 1989,
6.700% 10/01/09	250,000	264,670
Series 2002,
5.000% 04/01/19	1,205,000	1,271,612
CT Hartford
Series 2003,
Insured: FSA 4.750% 12/01/15	2,065,000	2,221,176
Series 2005 C,
Insured: MBIA 5.000% 09/01/19	2,085,000	2,266,875

	Par ($)	Value ($)
Series 2006,
Insured: AMBAC 5.000% 07/15/22	600,000	624,960
CT Montville
Series 1994,
5.300% 12/01/09	370,000	386,435
CT New Britain
Series 2006,
Insured: AMBAC 5.000% 04/15/17	1,165,000	1,266,227
CT New Haven
Series 2002 B,
Insured: FGIC 5.375% 11/01/12	995,000	1,077,784
Series 2003 A,
Insured: FGIC 5.250% 11/01/16	1,830,000	1,974,954
CT New London
Series 2003 C,
Insured: AMBAC 5.000% 02/01/17	1,290,000	1,365,697
CT New Milford
Series 2004,
Insured: AMBAC 5.000% 01/15/16	1,025,000	1,130,801
CT North Haven
Series 2007:
4.750% 07/15/24	1,150,000	1,215,412
4.750% 07/15/25	1,150,000	1,212,399
CT Regional School District No. 15
Series 2003,
Insured: FGIC: 5.000% 02/01/15	1,105,000	1,213,268
5.000% 02/01/16	1,025,000	1,126,731
CT Stamford
Series 2003 B:
5.250% 08/15/16	1,650,000	1,865,424
5.250% 08/15/17	1,125,000	1,273,759
CT Watertown
Series 2005,
Insured: MBIA 5.000% 08/01/17	1,060,000	1,168,035
CT Weston
Series 2004,
5.250% 07/15/15	1,300,000	1,462,981

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
CT Westport
Series 2003,
5.000% 08/15/18	1,200,000	1,290,444
CT Windham
Series 2004,
Insured: MBIA 5.000% 06/15/15	785,000	865,054
PR Commonwealth of Puerto Rico Municipal Finance Agency
Series 1999 A,
Insured: FSA 5.750% 08/01/12	1,500,000	1,563,075
Local General Obligations Total		38,214,839
Special Non-Property Tax – 9.2%
CT Special Tax Obligation Revenue
Transportation Infrastructure:
Series 1992 B, 6.125% 09/01/12	400,000	435,676
Series 1993 A, 5.375% 09/01/08	750,000	758,918
Series 1998 A, Insured: FGIC: 5.250% 10/01/14	2,100,000	2,139,480
5.500% 10/01/12	3,250,000	3,567,622
Series 2003 B, Insured: FGIC 5.000% 01/01/23	800,000	826,240
NJ Economic Development Authority
Series 2004 A,
5.500% 06/15/24	1,000,000	966,740
OH Hamilton County Sales Tax Revenue
Series 2000 B,
Insured: AMBAC (c) 12/01/28	3,000,000	1,017,900
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 1998,
Insured: MBIA 5.250% 07/01/14	2,615,000	2,650,302
Series 2002 E,
Insured: FSA 5.500% 07/01/17	1,870,000	2,065,303
Series 2006 BB,
Insured: FSA 5.250% 07/01/22	2,500,000	2,705,650
Special Non-Property Tax Total		17,133,831

	Par ($)	Value ($)
State Appropriated – 4.1%
CT State Certificates of Participation
Juvenile Training School,
Series 2001, 5.250% 12/15/14	1,565,000	1,688,541
CT University of Connecticut
Series 2002 A,
5.000% 04/01/10	1,085,000	1,138,632
Series 2004 A,
Insured: MBIA 5.000% 01/15/13	2,000,000	2,167,740
Series 2007 A,
4.000% 04/01/24	2,100,000	2,009,154
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A,
5.750% 08/01/27	700,000	724,388
State Appropriated Total		7,728,455
State General Obligations – 12.9%
CT State
Refunding
Series 2006 E, 5.000% 12/15/20	3,000,000	3,221,400
Series 1993 E,
6.000% 03/15/12	975,000	1,082,718
Series 2000 C,
5.375% 12/15/10	1,000,000	1,074,270
Series 2001,
Insured: FSA 5.500% 12/15/14	1,500,000	1,700,790
Series 2003 E,
Insured: FGIC 5.000% 08/15/21	1,000,000	1,041,880
Series 2005 B,
Insured: AMBAC 5.250% 06/01/20	600,000	666,192
Series 2005 D,
Insured: FGIC 5.000% 11/15/23	4,000,000	4,191,760
PR Commonwealth of Puerto Rico
Capital Appreciation,
Series 1998, Insured: MBIA: (c) 07/01/14	4,500,000	3,617,460
6.000% 07/01/16	1,000,000	1,118,920

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Public Improvement:
Series 1998: Insured: FSA 5.250% 07/01/10	1,250,000	1,310,475
Insured: MBIA 5.250% 07/01/15	3,000,000	3,196,920
Series 2004 A,
5.000% 07/01/30	1,000,000	1,022,190
Series 2006 A,
5.250% 07/01/23	1,000,000	1,001,900
State General Obligations Total		24,246,875
Tax-Backed Total		87,324,000
Utilities – 7.1%
Investor Owned – 1.1%
CT Development Authority
Pollution Control Revenue,
Connecticut Light & Power Co., Series 1993 A, 5.850% 09/01/28	2,000,000	2,006,820
Investor Owned Total		2,006,820
Joint Power Authority – 1.1%
CT State Municipal Electric Energy Cooperative Power Supply Systems
Series 2006 A,
Insured: AMBAC 5.000% 01/01/22	2,000,000	2,092,940
Joint Power Authority Total		2,092,940
Municipal Electric – 0.5%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2003 NN,
Insured: MBIA 5.250% 07/01/19	1,000,000	1,067,930
Municipal Electric Total		1,067,930
Water & Sewer – 4.4%
CT Clean Water Fund
Series 1993,
6.000% 10/01/12	1,200,000	1,305,600
Series 1999,
5.250% 07/15/11	1,500,000	1,558,770
CT Greater New Haven Water Pollution Control Authority
Series 2005 A,
Insured: MBIA 5.000% 11/15/30	2,500,000	2,539,175

	Par ($)	Value ($)
CT South Central Regional Water Authority
Series 2007 A:
Insured: MBIA 5.250% 08/01/23	500,000	541,605
Insurer: MBIA 5.250% 08/01/22	1,370,000	1,487,683
Series 2008 B,
Insured:MBIA 5.250% 08/01/29	750,000	779,963
Water & Sewer Total		8,212,796
Utilities Total		13,380,486
Total Municipal Bonds (cost of $176,901,589)		180,527,471
	Shares
Investment Company – 0.1%
Dreyfus Tax-Exempt Cash
Management Fund (7 day yield of 2.560%)	115,326	115,326
Total Investment Company (cost of $115,326)		115,326
Short-Term Obligations – 3.8%
	Par ($)
Variable Rate Demand Notes (d) – 3.8%
FL Orange County School Board
Series 2007 C,
SPA: JPMorgan Chase Bank 2.850% 08/01/22	200,000	200,000
FL Pinellas County Health Facilities Authority
All Children's Hospital,
Series 1985, SPA: Wachovia Bank N.A. 4.600% 12/01/15	300,000	300,000
MO Health & Educational Facilities Authority
Cox Health Systems,
Series 2002, Insured: AMBAC, SPA: Bank of Nova Scotia 3.450% 06/01/22	300,000	300,000
St. Louis University:
Series 2005 A, Insured: MBIA, SPA: Bank of New York 2.950% 10/01/35	300,000	300,000
Series 2006 A, Insured: MBIA, SPA: Bank of New York 2.950% 10/01/35	200,000	200,000

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Short-Term Obligations (continued)
	Par ($)	Value ($)
OK Industries Authority
Integris Baptist Medical Center,
Series 1999 B, SPA: JPMorgan Chase Bank 2.700% 08/15/29	300,000	300,000
TX Bell County Health Facilities Development Corp.
Scott & White Memorial Hospital,
Series 2001 1, SPA: JPMorgan Chase Bank 2.700% 08/15/31	900,000	900,000
TX Harris County Health Facilities Development Corp.
Texas Children's Hospital,
Series 1999 B-1, Insured: MBIA, SPA: JPMorgan Chase Bank 2.600% 10/01/29	3,100,000	3,100,000
Texas Medical Center,
Series 2001, Insured: MBIA, SPA: Chase Manhattan Bank 2.770% 09/01/31	300,000	300,000
TX North Central Health Facility Development Corp.
Methodist Hospitals of Dallas,
Series 1985 B, Insurer: MBIA, SPA: Dexia Credit Local 3.000% 10/01/15	1,100,000	1,100,000
WA Housing Finance Commission
Franke Tobey Jones,
Series 2003, LOC: Wells Fargo Bank N.A. 2.360% 09/01/33	100,000	100,000
Variable Rate Demand Notes Total		7,100,000
Total Short-Term Obligations (cost of $7,100,000)		7,100,000
Total Investments – 100.1% (cost of $184,116,915)(e)		187,742,797
Other Assets & Liabilities, Net – (0.1)%		(169,591)
Net Assets – 100.0%		187,573,206

Notes to Investment Portfolio:

(a)  Security purchased on a delayed delivery basis.

(b)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)  Zero coupon bond.

(d)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at April 30, 2008.

(e)  Cost for federal income tax purposes is $184,100,522.

At April 30, 2008, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source	% of Net Assets
Tax-Backed	46.6
Other	20.4
Education	10.7
Utilities	7.1
Health Care	5.2
Housing	4.8
Other Revenue	1.0
Industrials	0.4
96.2
Short-Term Obligations	3.8
Investment Company	0.1
Other Assets & Liabilities, Net	(0.1)
100.0

Acronym	Name
AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

RAD	Radian Asset Assurance, Inc.

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds – 97.3%
	Par ($)	Value ($)
Education – 3.6%
Education – 3.6%
CA Municipal Finance Authority
Biola University, Series 2008 A, 5.625% 10/01/23	3,000,000	2,976,960
CA University
Series 2008 A, Insured: FSA 5.000% 11/01/22	5,000,000	5,332,400
CT Health & Educational Facilities Authority
Trinity College, Series 1998 F, Insured: MBIA 5.500% 07/01/21	1,000,000	1,102,150
FL Broward County Educational Facilities Authority
Nova Southeastern University, Series 2004 B, 5.250% 04/01/17	610,000	621,773
FL Volusia County Educational Facilities Authority
Embry-Riddle Aeronautical University, Series 1999 A, 5.750% 10/15/29	2,380,000	2,368,314
IL Finance Authority
DePaul University, Series 2004 A: 5.375% 10/01/17	1,000,000	1,042,350
5.375% 10/01/18	2,000,000	2,073,400
KS Development Finance Authority
Board of Regents Scientific Research, Series 2003, Insured: AMBAC 5.000% 10/01/19	2,000,000	2,110,320
Regents-Wichita University, Series 2000 B, Insured: AMBAC 5.900% 04/01/15	2,000,000	2,102,480
KS Washburn University
Topeka Living Learning, Series 2004, Insured: AMBAC 5.000% 07/01/18	900,000	959,040
MA College Building Authority
Series 1994 A, 7.500% 05/01/14	500,000	592,210

	Par ($)	Value ($)
MA Health & Educational Facilities Authority
Boston College, Series 2008, 5.500% 06/01/24	4,170,000	4,710,182
MA Industrial Finance Agency
Tufts University, Series 1998 H, Insured: MBIA 5.500% 02/15/12	2,000,000	2,178,960
MD Health & Higher Educational Facilities Authority
Johns Hopkins University, Series 1998, 6.000% 07/01/10	1,500,000	1,613,430
MO Health & Educational Facilities Authority
St. Louis University, Series 1998, 5.500% 10/01/16	1,000,000	1,115,760
Washington University, Series 2001 A, 5.500% 06/15/16	1,000,000	1,129,990
NY Dormitory Authority
Series 2005 B, Insured: FGIC 5.500% 07/01/21	7,345,000	8,196,285
St. John's University, Series 2007 C, Insured: MBIA 5.250% 07/01/23	5,245,000	5,572,655
University of Rochester, Series 2007 A-1: 5.000% 07/01/21	6,070,000	6,248,155
5.000% 07/01/22	4,000,000	4,101,560
PA Erie Higher Education Building Authority
Mercyhurst College, Series 2004 B, 5.000% 03/15/14	255,000	258,091
PA Higher Educational Facilities Authority
Bryn Mawr College, Series 2002, Insured: AMBAC 5.250% 12/01/12	1,500,000	1,637,850
State Systems Higher Education, Series 2001 T, Insured: AMBAC 5.000% 06/15/12	750,000	790,088

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
University of Sciences, Series 2005 A, Insured: XLCA 5.000% 11/01/16	360,000	375,498
Widener University, Series 2003, 5.000% 07/15/10	500,000	514,705
PA University
Series 2002, 5.250% 08/15/11	1,000,000	1,078,940
RI Health & Educational Building Corp.
Series 2003, Insured: XLCA 5.250% 04/01/15	1,500,000	1,574,595
TN Metropolitan Government, Nashville & Davidson County, Health & Educational Facilities Board
Meharry Medical College, Series 1996, Insured: AMBAC: 6.000% 12/01/09	595,000	626,761
6.000% 12/01/16	500,000	559,975
TX Alamo Community College District
Series 2001, Insured: FSA 5.375% 11/01/16	540,000	579,328
TX Houston Community College System
Series 2001 A, Insured: MBIA 5.375% 04/15/15	520,000	548,756
TX Public Finance Authority
Stephen F. Austin University, Series 2005, Insured: MBIA 5.000% 10/15/19	2,000,000	2,119,100
TX University of Texas
Series 2004 A, 5.250% 08/15/17	2,000,000	2,238,260
Series 2007 B, 5.250% 07/01/21	13,680,000	15,216,127
Education Total		84,266,448
Education Total		84,266,448

	Par ($)	Value ($)
Health Care – 10.9%
Continuing Care Retirement – 2.7%
CO Health Facilities Authority
Covenant Retirement Communities, Inc., Series 2005, 5.000% 12/01/18	1,000,000	979,050
FL Lakeland
Carpenters Retirement Community, Series 2008, 5.875% 01/01/19	1,875,000	1,879,237
FL Lee County Industrial Development Authority
Shell Point, Series 2007, 5.000% 11/15/22	7,650,000	7,047,027
FL Orange County Health Facilities Authority
Orlando Lutheran Towers, Series 2005, 5.000% 07/01/13	3,670,000	3,640,420
FL Sarasota County Health Facilities Authority
Village on the Isle, Series 2007, 5.500% 01/01/27	4,000,000	3,634,920
FL St. John's County Industrial Development Authority
Vicars Landing, Series 2007, 5.000% 02/15/17	1,625,000	1,583,172
IL Finance Authority
Monarch Landing, Inc., Series A: 5.500% 12/01/13	2,200,000	2,160,664
6.000% 12/01/17	3,590,000	3,518,308
Sedgebrook, Inc., Series A: 5.400% 11/15/16	2,165,000	2,101,674
5.875% 11/15/22	8,000,000	7,577,440
IN Health & Educational Facility Financing Authority
Baptist Homes of Indiana, Series 2005, 5.250% 11/15/25	6,000,000	5,945,580
KS Lenexa
Lakeview Village, Inc., Series 2007, 5.250% 05/15/22	2,650,000	2,374,877

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
MA Development Finance Agency
First Mortgage Orchard Cove, Series 2007, 5.000% 10/01/17	2,000,000	1,867,260
MD Howard County Retirement Authority
Columbia Vantage House Corp., Series 2007 A, 5.250% 04/01/27	1,500,000	1,267,245
MO St. Louis Industrial Development Authority
St. Andrews Resources for Seniors, Series 2007 A, 6.250% 12/01/26	7,000,000	6,717,830
NC Medical Care Commission
Givens Estates, Series 2007, 5.000% 07/01/27	4,875,000	4,705,642
NY Nassau County Industrial Development Agency
Amsterdam Harborside, Series 2007 A, 5.875% 01/01/18	2,375,000	2,360,109
PA Delaware County Authority
Dunwoody Village, Inc., Series 2003 A, 5.000% 04/01/09	500,000	507,120
TX Tarrant County Cultural Education Facilities Finance Corp.
Air Force Village, Series 2007, 5.125% 05/15/27	3,750,000	3,547,125
Continuing Care Retirement Total		63,414,700
Hospitals – 7.9%
AL Health Care Authority for Baptist Health
Series 2006 D, 5.000% 11/15/18	2,250,000	2,256,952
AL University at Birmingham Hospital
Series 2006 A, 5.000% 09/01/21	2,200,000	2,228,292
AR Washington County Hospital
Washington Regional Medical Center, Series 2005 B: 5.000% 02/01/16	1,000,000	1,014,800
5.000% 02/01/17	2,000,000	2,013,520
AZ Maricopa County Industrial Development Authority
Catholic Healthcare West, Series 2007 A, 5.000% 07/01/18	3,500,000	3,551,205

	Par ($)	Value ($)
CA Health Facilities Financing Authority
Catholic Healthcare West, Series 2004, 4.450% 07/01/26 (a)	1,010,000	1,038,815
CA Loma Linda Hospital
Loma Linda University Medical Center, Series 2005 A, 5.000% 12/01/19	10,390,000	10,095,963
CA Municipal Finance Authority
Community Hospital Central California, Series 2007: 5.000% 02/01/21	1,070,000	1,025,114
5.000% 02/01/22	1,500,000	1,422,615
CA Turlock Health Facility
Emanuel Medical Center, Inc., Series 2007 B, 5.000% 10/15/22	3,590,000	3,278,532
FL Escambia County Health Facilities Authority
Ascension Health, Series 2003 A: 5.250% 11/15/11	2,125,000	2,267,162
5.250% 11/15/14	1,000,000	1,083,750
FL Highlands County Health Facilities Authority
Adventist Health Systems: Series 2005 A, 5.000% 11/15/20 (a)	1,000,000	1,008,100
Series 2005 B: 5.000% 11/15/20	1,000,000	1,008,100
5.000% 11/15/22	1,000,000	1,000,600
Adventist Hinsdale Hospital, Series 2005 A, 5.000% 11/15/22 (a)	1,000,000	1,000,600
FL Hillsborough County Industrial Development Authority
Tampa General Hospital, Series 2003 A, 5.000% 10/01/18	1,000,000	1,010,360
FL Lee Memorial Health System Hospital Board
Series 2002 A, Insured: FSA 5.750% 04/01/15	1,000,000	1,091,390
FL Marion County Hospital District
Munroe Regional Medical Center, Series 1999, 5.250% 10/01/11	1,935,000	2,013,097

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Orange County Health Facilities Authority
Series 1996 A, Insured: MBIA 6.250% 10/01/16	1,700,000	1,879,945
FL Sarasota County Public Hospital Board
Series 1998 B, Insured: MBIA 5.250% 07/01/11	1,750,000	1,863,208
FL South Broward Hospital District
Series 2003 A, Insured: MBIA: 5.250% 05/01/12	3,955,000	4,247,037
5.250% 05/01/13	1,500,000	1,623,090
FL St. Petersburg Health Facilities Authority
All Children's Hospital, Series 2002, Insured: AMBAC: 5.500% 11/15/14	1,720,000	1,859,888
5.500% 11/15/15	1,995,000	2,151,947
5.500% 11/15/16	1,980,000	2,135,767
FL Tampa Health Systems
Catholic Health East, Series 1998 A-1, Insured: MBIA: 5.500% 11/15/13	6,080,000	6,664,531
5.500% 11/15/14	6,000,000	6,617,940
GA Fulton DeKalb Hospital Authority
Series 2003, Insured: FSA 5.250% 01/01/16	1,000,000	1,083,350
IN Health & Educational Facilities Finance Authority
Laporte Regional Health System, Inc., Series 2006 B, 5.000% 02/15/21	3,330,000	3,342,554
KS Lawrence Memorial Hospital
Series 2003, 5.250% 07/01/11	1,005,000	1,059,441
KS Manhattan Hospital
Mercy Health Care Center, Series 2001, Insured: FSA 5.250% 08/15/10	1,005,000	1,047,833
KS Wichita Hospital
Series 2001 III, 6.250% 11/15/18	5,000,000	5,378,800

	Par ($)	Value ($)
MA Health & Educational Facilities Authority
Partners HealthCare System, Inc.: Series 2001 C: 6.000% 07/01/14	1,000,000	1,074,860
6.000% 07/01/17	45,000	49,152
MI Saginaw Hospital Finance Authority
Covenant Medical Center, Series 2004 G, 5.125% 07/01/22	10,560,000	10,578,586
NC Albemarle Hospital Authority
Series 2007: 5.250% 10/01/21	3,000,000	2,957,280
5.250% 10/01/27	3,700,000	3,505,787
NC Charlotte-Mecklenburg Hospital Authority
Carolina Healthcare Systems, Series 2007 A, 5.000% 01/15/21	3,715,000	3,812,333
NH Health & Education Facilities Authority
Southern New Hampshire Medical Center, Series 2007, 5.250% 10/01/23	7,000,000	7,004,830
NM Farmington Hospital
San Juan Regional Medical Center, Inc., Series 2004 A, 5.125% 06/01/18	500,000	497,835
NY Albany Industrial Development Agency
St. Peter's Hospital, Series 2008 A: 5.250% 11/15/16	1,750,000	1,822,030
5.250% 11/15/17	1,250,000	1,292,625
NY Dormitory Authority
North Shore University Hospital, Series 2007: 5.000% 05/01/21	2,000,000	2,039,220
5.000% 05/01/22	2,000,000	2,028,960
NY Monroe County Industrial Development Agency
Highland Hospital of Rochester, Series 2005: 5.000% 08/01/14	730,000	754,477
5.000% 08/01/15	545,000	560,985
OH Lakewood
Lakewood Hospital Association, Series 2003, 5.500% 02/15/14	1,400,000	1,487,514

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
OH Lorain County Hospital
Catholic Healthcare Partnerships, Series 2001 A: 5.625% 10/01/14	6,135,000	6,535,431
5.625% 10/01/15	3,000,000	3,177,990
5.625% 10/01/16	3,000,000	3,165,180
OK Development Finance Authority
Duncan Regional Hospital, Inc., Series 2003 A, 5.000% 12/01/15	1,545,000	1,607,217
PA Higher Educational Facilities Authority
University of Pennsylvania Health Systems, Series 2005 A, Insured: AMBAC 5.000% 08/15/18	250,000	266,233
TN Knox County Health, Educational & Housing Facilities Board
Fort Sanders Alliance, Series 1993, Insured: MBIA 7.250% 01/01/09	300,000	309,288
TN Shelby County Health, Educational & Housing Facilities Board
Methodist Health Systems, Series 1995, Insured: MBIA 6.250% 08/01/09	10,000	10,459
TN Sullivan County Health, Educational & Housing Facilities Board
Series 2006 C, 5.000% 09/01/22	3,750,000	3,554,737
TX Amarillo Health Facilities Corp.
Baptist St. Anthony's Hospital Corp., Series 1998, Insured: FSA 5.500% 01/01/14	1,000,000	1,099,830
TX Harris County Health Facilities Development Corp.
Memorial Hospital Systems, Series 1997 A, Insured: MBIA 6.000% 06/01/13	2,170,000	2,411,174
TX Jefferson County Health Facilities Development Corp.
Baptist Hospitals, Series 2001, Insured: AMBAC 5.200% 08/15/21	3,440,000	3,560,331

	Par ($)	Value ($)
TX Tarrant County Cultural Education Facilities Finance Corp.
Texas Health Resources, Series 2007 A, 5.000% 02/15/21	5,000,000	5,124,750
TX Tarrant County Hospital District
Series 2002, Insured: MBIA 5.500% 08/15/13	1,355,000	1,463,901
VA Augusta County Industrial Development Authority
Augusta Health Care, Inc., Series 2003, 5.250% 09/01/18	1,500,000	1,593,360
WI Health & Educational Facilities Authority
Aurora Health Care, Inc., Series 1999 A, 5.600% 02/15/29	7,615,000	7,227,396
Wheaton Franciscan Healthcare, Series 2006: 5.125% 08/15/23	13,065,000	11,954,475
5.125% 08/15/26	10,000,000	8,902,900
Hospitals Total		181,795,424
Nursing Homes – 0.3%
IA Finance Authority Health Facilities
Development Care Initiatives, Series 2006 A: 5.250% 07/01/18	2,695,000	2,570,141
5.500% 07/01/21	1,530,000	1,452,888
MN Eveleth Health Care
Series 2007, 5.000% 10/01/17	1,000,000	930,900
MO St. Louis County Industrial Development Authority
Ranken Jordan, Series 2007, 5.000% 11/15/27	1,350,000	1,166,616
Nursing Homes Total		6,120,545
Health Care Total		251,330,669

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Housing – 1.3%
Assisted Living/Senior – 0.2%
AZ Maricopa County Industrial Development Authority Health Facilities
Series 1999 A, Guarantor: GNMA 6.300% 09/20/38	3,715,000	3,861,965
Assisted Living/Senior Total		3,861,965
Multi-Family – 0.7%
CA ABAG Finance Authority for Nonprofit Corps.
Northbay Properties II LP, Series 2000 A, AMT, 6.400% 08/15/30 (a)	1,000,000	1,008,890
CA Statewide Communities Development Authority
Irvine Apartment Communities LP, Series 1998 A-4, 5.250% 05/15/25 (a)	1,750,000	1,731,677
FL Capital Trust Agency
Atlantic Housing Foundation, Series 2005, 5.250% 07/01/15	2,150,000	2,017,775
TCB Shadow Run, Series 2000 A, 5.150% 11/01/30 (a)	4,300,000	4,482,750
FL Collier County Finance Authority
Goodlette Arms, Series 2002 A-1, 4.900% 02/15/32 (a)	3,250,000	3,409,510
LA Housing Finance Agency
Series 2006 A, 4.750% 12/01/31	1,525,000	1,506,807
NC Medical Care Commission
ARC/HDS Alamance Housing Corp., Series 2004 A: 4.650% 10/01/14	520,000	517,702
5.500% 10/01/24	1,575,000	1,528,553
Multi-Family Total		16,203,664
Single-Family – 0.4%
AZ Tucson & Pima County Industrial Development Authority
Series 2001 A-1, AMT, Guarantor: GNMA: 6.000% 07/01/21 (a)	225,000	227,815
6.350% 01/01/34 (a)	150,000	151,983

	Par ($)	Value ($)
FL Escambia County Housing Finance Authority
Series 1999, AMT, Guarantor: GNMA 4.500% 10/01/09	555,000	566,122
Series 2000 A, AMT, Insured: MBIA 6.300% 10/01/20	50,000	50,655
FL Housing Finance Agency
Series 1997-2, AMT, Insured: MBIA 5.750% 07/01/14	835,000	844,268
FL Housing Finance Corp.
Series 1998-1, Insured: MBIA: 4.950% 01/01/11	590,000	599,576
4.950% 07/01/11	820,000	833,309
KS Sedgwick & Shawnee Counties
Mortgage Backed Securities Program, Series 2003, AMT, Guarantor: GNMA 6.050% 06/01/27 (a)	475,000	486,794
NC Housing Finance Agency
Series 1997 RR, AMT, Insured: FHA 5.850% 09/01/28	675,000	693,920
NM Mortgage Finance Authority
Series 1998 B-3, Guarantor: GNMA 5.500% 07/01/28	260,000	261,914
Series 2001 B-2, AMT, Guarantor: GNMA 6.200% 09/01/32 (a)	1,425,000	1,439,378
Series 2002 B-2, AMT, Guarantor: GNMA 6.350% 03/01/33 (a)	1,080,000	1,117,714
Series 2002 PG-A-2, AMT, Guarantor: GNMA 6.450% 03/01/33 (a)	720,000	728,165
OR Housing & Community Services Department Mortgage
Series 1996 A, 5.500% 07/01/08	5,000	5,023
Series 1997 H, AMT, 5.150% 07/01/09	50,000	50,828
Series 2000 H, Insured: FHA 5.550% 07/01/21	100,000	101,273

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
TN Housing Development Agency
Home Ownership Program, Series 1998, AMT, 4.950% 07/01/10	1,190,000	1,221,940
Single-Family Total		9,380,677
Housing Total		29,446,306
Industrials – 2.2%
Chemicals – 0.5%
TX Guadalupe Blanco River Authority
Sewer & Solid Waste Disposal Facility, E.I. DuPont de Nemours & Co., Series 1999, AMT, 5.500% 05/01/29	10,650,000	10,650,000
Chemicals Total		10,650,000
Forest Products & Paper – 0.9%
FL Bay County Pollution Control
International Paper Co., Series 1998 A, 5.100% 09/01/12	2,375,000	2,400,033
FL Escambia County Pollution Control
International Paper Co., Series 2003 A, 4.700% 04/01/15	500,000	481,950
LA Morehouse Parish Pollution Control
International Paper Co., Series 2001 A, 5.250% 11/15/13	8,525,000	8,651,511
MS Warren County Environmental Improvement
International Paper Co., Series 2000 A, AMT, 6.700% 08/01/18	2,600,000	2,681,328
TX Gulf Coast Waste Disposal Authority
Series 2002 A, AMT, 6.100% 08/01/24	5,750,000	5,621,947
Forest Products & Paper Total		19,836,769
Oil & Gas – 0.7%
CA Southern California Public Power Authority
Series 2007, 5.250% 11/01/22	2,500,000	2,520,225
TN Energy Acquisition Corp.
Series 2006: 5.250% 09/01/17	4,500,000	4,538,340
5.250% 09/01/22	5,000,000	4,891,300

	Par ($)	Value ($)
TX Municipal Gas Acquisition & Supply Corp.
Series 2006 A, 5.000% 12/15/12	5,500,000	5,489,110
Oil & Gas Total		17,438,975
Other Industrial Development Bonds – 0.1%
MI Strategic Fund Limited Obligation
NSF International, Series 2004, 5.000% 08/01/13	820,000	834,711
PA Industrial Development Authority Economic Development
Series 2002, Insured: AMBAC 5.250% 07/01/11	1,000,000	1,062,980
Other Industrial Development Bonds Total		1,897,691
Industrials Total		49,823,435
Other – 16.3%
Other – 1.0%
FL Hurricane Catastrophe Fund
Series 2006 A, 5.250% 07/01/12	12,000,000	12,831,600
PR Commonwealth of Puerto Rico Government Development Bank
Series 2006 B: 5.000% 12/01/13	5,000,000	5,116,150
5.000% 12/01/15	5,000,000	5,073,550
Other Total		23,021,300
Pool/Bond Bank – 2.1%
FL Gulf Breeze
Series 1985 C, Insured: FGIC 5.000% 12/01/15 (a)	1,000,000	1,020,570
FL Municipal Loan Council
Series 2002 A,
Insured: MBIA 5.500% 05/01/13	1,000,000	1,086,590
Series 2005 A, Insured: MBIA 5.000% 02/01/19	1,015,000	1,062,614
FL Water Pollution Control Financing
Series 2001, 5.500% 01/15/13	1,390,000	1,489,871

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
KS Development Finance Authority
Water Pollution Control Revolving Fund: Series 2001 II, 5.500% 05/01/14	1,000,000	1,124,710
Series 2002 II, 5.500% 11/01/15	105,000	114,661
MA Water Pollution Abatement Trust
Series 1999 A, 6.000% 08/01/19	2,500,000	2,983,900
Series 2004 A, 5.250% 08/01/17	2,920,000	3,276,824
MO Environmental Improvement & Energy Resources Authority
Series 2004 B, 5.250% 01/01/18	7,470,000	8,364,906
NY Dormitory Authority
Series 2002 A, Insured: MBIA 5.250% 10/01/12	2,420,000	2,617,375
NY Environmental Facilities Corp.
Pollution Control, Series 1994, 5.750% 06/15/09	10,000	10,408
OH Water Development Authority
Pollution Control, Series 2005 B, (b) 06/01/15	2,000,000	1,520,700
PA Delaware Valley Regional Financing Authority
Local Government: Series 1997 B, Insured: AMBAC 5.600% 07/01/17	2,000,000	2,251,680
Series 2002: 5.500% 07/01/12	15,000,000	16,329,750
5.750% 07/01/17	2,000,000	2,274,560
PA Finance Authority
Penn Hills, Series 2000 A, Insured: FGIC 5.500% 12/01/22	835,000	867,532
TX Water Development Board
Series 1999 B, 5.625% 07/15/21	1,500,000	1,549,305
Pool/Bond Bank Total		47,945,956

	Par ($)	Value ($)
Refunded/Escrowed (c) – 11.6%
AL Birmingham Medical Clinic Board
Baptist Medical Centers, Series 1979, Escrowed to Maturity, 8.300% 07/01/08	180,000	181,854
AL Birmingham Waterworks & Sewer Board
Series 2002 B, Pre-refunded 01/01/13, Insured: MBIA 5.000% 01/01/37	15,000,000	16,209,150
AL Birmingham
Series 2001 A, Pre-refunded 11/01/11, 5.250% 05/01/17	2,000,000	2,172,860
AL Special Care Facilities Financing Authority
Charity Obligation Group, Series 1999 A, Escrowed to Maturity, 4.625% 11/01/10	3,265,000	3,362,362
AZ School Facilities Board
Certificates of Participation, Series 2003 A, Pre-refunded 03/01/13, Insured: MBIA 5.250% 09/01/14	10,000,000	10,981,800
AZ University of Arizona
Certificates of Participation, Series 2002 A, Pre-refunded 06/01/12, Insured: AMBAC 5.500% 06/01/15	455,000	498,093
CA Golden State Tobacco Securitization Corp.
Series 2003 A-1, Pre-refunded 06/01/13, 6.250% 06/01/33	3,500,000	3,836,210
CA Health Facilities Financing Authority
Catholic West H, Series 2004 H, Pre-refunded 07/01/11, 4.450% 07/01/26 (a)	90,000	94,750
CA State
Series 2000, Pre-refunded 12/01/10, 5.000% 12/01/16	3,265,000	3,445,221

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
CO Douglas County School District No. RE-1
Series 2001, Pre-refunded 12/15/11, Insured: MBIA 5.250% 12/15/13	7,385,000	8,013,611
CO Northwest Parkway Public Highway Authority
Series 2001 C, Pre-refunded 06/15/16, Insured: AMBAC (d) 06/15/21 (5.700% 06/15/11)	4,000,000	3,841,160
CT Special Tax Obligation
Transportation Infrastructure, Series 2001 A, Pre-refunded 10/01/11, Insured: FSA 5.375% 10/01/17	1,000,000	1,085,770
FL Brevard County
Series 2000, Pre-refunded 08/01/10, Insured: FSA 6.000% 08/01/14	1,195,000	1,298,857
FL Broward County
Series 2001 A, Pre-refunded 01/01/11, 5.250% 01/01/14	1,025,000	1,098,913
FL Hillsborough County School Board District
Series 2002, Pre-refunded 10/01/11, Insured: AMBAC 5.375% 10/01/13	1,060,000	1,149,835
FL Marion County Hospital District
Munroe Regional Medical Center, Series 1999, Pre-refunded 10/01/09, 5.250% 10/01/11	90,000	94,608
FL Miami-Dade County School Board
Series 2001 A, Escrowed to Maturity, Insured: MBIA 5.500% 05/01/10	2,000,000	2,119,320

	Par ($)	Value ($)
FL Orange County Health Facilities Authority
Orlando Regional Health Care System, Series 1996 A, Escrowed to Maturity, Insured: MBIA 6.250% 10/01/16	4,705,000	5,470,927
Series 1996 A, Escrowed to Maturity, Insured: MBIA 6.250% 10/01/16	115,000	132,669
FL Orlando Utilities Commission Water & Electric
Series 1989 D, Escrowed to Maturity, 6.750% 10/01/17	1,800,000	2,105,946
FL Orlando Utilities Commission
Series 2002 C, Pre-refunded 10/01/12, 5.250% 10/01/16	1,290,000	1,412,627
FL Pinellas County Housing Authority
Affordable Housing, Series 2001, Escrowed to Maturity, Insured: FSA 4.600% 12/01/10	7,000,000	7,353,710
FL Port St. Lucie Utilities
Series 2003, Pre-refunded 09/01/13, Insured: MBIA 5.000% 09/01/16	1,000,000	1,094,130
FL Reedy Creek Improvement District Utilities
Series 2003 1, Pre-refunded 10/01/13, Insured: MBIA 5.250% 10/01/15	1,490,000	1,650,607
FL Seminole County Sales Tax
Series 2001, Pre-refunded 10/01/11, Insured: FGIC 5.375% 10/01/13	1,295,000	1,417,429
FL South Broward Hospital District
Series 2002, Pre-refunded 05/01/12: 5.500% 05/01/22	1,000,000	1,103,030
5.600% 05/01/27	4,000,000	4,427,120

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
GA Municipal Electric Authority
Series 1998 Y: Escrowed to Maturity, Insured: AMBAC 6.400% 01/01/13	165,000	182,168
Pre-refunded 01/01/11, Insured: AMBAC 6.400% 01/01/13	45,000	49,356
HI Honolulu City & County
Series 1995 A, Escrowed to Maturity, Insured: MBIA 6.000% 11/01/10	500,000	542,025
HI University of Hawaii
Series 2002 A, Pre-refunded 07/15/12, Insured: FGIC 5.500% 07/15/14	1,000,000	1,100,590
IL Chicago Board of Education
Series 2000, Pre-refunded 12/01/10, Insured: FGIC 5.600% 12/01/18	1,300,000	1,399,034
IL Chicago Housing Authority
Capital Program, Series 2001: Escrowed to Maturity, 5.250% 07/01/12	5,975,000	6,512,630
Pre-refunded 07/01/12, 5.375% 07/01/13	5,000,000	5,464,000
IL Health Facilities Authority
Galesburg Cottage Hospital, Series 2000, Pre-refunded 05/01/10, Insured: RAD 6.000% 05/01/15	1,500,000	1,604,070
IL State
Series 2002, Pre-refunded 12/01/12, Insured: FSA 5.375% 12/01/13	10,000,000	11,037,300
IN Toll Road Commission
Series 1980, Escrowed to Maturity, 9.000% 01/01/15	2,240,000	2,771,440

	Par ($)	Value ($)
KS Department of Transportation
Series 1998, Escrowed to Maturity, 5.500% 09/01/14	1,575,000	1,777,923
KS Development Finance Authority
Water Pollution Revolving Fund II, Series 2002, Pre-refunded 11/01/12, 5.500% 11/01/15	895,000	990,971
KS Labette County Single Family Mortgage
Capital Accumulator Bonds, Series 1998 A, Escrowed to Maturity, (b) 12/01/14	2,175,000	1,706,440
KS Shawnee County Unified School District No. 501
Series 2002, Pre-refunded 02/01/12, 5.000% 02/01/14	1,000,000	1,072,940
KS Shawnee County
Series 2002, Pre-refunded 09/01/12, Insured: FSA 5.250% 09/01/17	1,660,000	1,814,978
KS Wyandotte County School District No. 204
Series 2000 A, Escrowed to Maturity, Insured: FSA 6.375% 09/01/11	365,000	407,168
KS Wyandotte County School District No. 500
Series 2002, Pre-refunded 09/01/12, Insured: FSA 5.000% 09/01/20	1,890,000	2,047,343
MA Health & Educational Facilities Authority
Partners Healthcare Systems, Series 2001 C, Pre-refunded 07/01/11, 6.000% 07/01/17	1,205,000	1,335,248
MA State
Series 2001 C, Pre-refunded 12/01/11, 5.375% 12/01/16	3,000,000	3,256,410

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
ME Municipal Bond Bank
Series 2000 D, Pre-refunded 11/01/10, Insured: MBIA 5.700% 11/01/21	1,000,000	1,086,210
Series 2002 A, Pre-refunded 11/01/11, 5.375% 11/01/16	355,000	385,917
MI Building Authority
Series 2003 II, Pre-refunded 10/15/13, Insured: MBIA 5.000% 10/15/17	1,000,000	1,090,730
NJ Health Care Facilities Financing Authority
Atlantic Health Systems, Series 1997 A, Escrowed to Maturity, Insured: AMBAC 6.000% 07/01/12	1,500,000	1,677,555
NJ Tobacco Settlement Financing Corp.
Series 2003, Pre-refunded 06/01/13, 6.750% 06/01/39	4,000,000	4,654,360
NJ Transportation Trust Fund Authority
Series 1999 A, Escrowed to Maturity, 5.625% 06/15/14	2,000,000	2,267,980
NJ Turnpike Authority
Series 2000 A, Escrowed to Maturity, Insured: MBIA: 6.000% 01/01/11	875,000	950,967
6.000% 01/01/13	925,000	1,044,168
NV Clark County School District
Series 2000 A, Pre-refunded 06/15/10, Insured: MBIA 6.000% 06/15/16	635,000	681,857
NY Dormitory Authority
Columbia University, Series 2001 A, Pre-refunded 07/01/11, 5.250% 07/01/20	2,000,000	2,177,960
NY Environmental Facilities Corp.
Series 1994, Escrowed to Maturity, 5.750% 06/15/09	50,000	52,003

	Par ($)	Value ($)
NY Metropolitan Transportation Authority
Series 1993 O, Escrowed to Maturity, 5.500% 07/01/17	3,000,000	3,351,360
Series 1998 A, Pre-refunded 07/01/11, Insured: FSA 5.500% 07/01/15	1,530,000	1,662,636
Series 1998 R, Escrowed to Maturity, 5.500% 07/01/14	1,740,000	1,766,117
NY New York City Transitional Finance Authority
Series 1998 A, Pre-refunded 11/15/12, 5.500% 11/15/16	170,000	188,680
NY New York City
Series 2002 G, Pre-refunded 08/01/12, 5.750% 08/01/18	380,000	423,020
OH London City School District
Series 2001, Pre-refunded 12/01/11, Insured: FGIC 5.500% 12/01/15	375,000	409,845
OH Water Development Authority
Water Pollution Control, Series 2002, Pre-refunded 06/01/12, 5.250% 06/01/18	5,535,000	6,024,183
OR Department of Transportation
Highway User Tax, Series 2000, Pre-refunded 11/15/10, 5.750% 11/15/15	2,000,000	2,158,320
OR Portland Airport Way Urban Renewal & Redevelopment Tax Increment
Series 2000 A, Pre-refunded 06/15/10, Insured: AMBAC 6.000% 06/15/15	750,000	812,632
PA Central Dauphin School District
Series 1998 AA, Escrowed to Maturity, Insured: MBIA 5.000% 12/01/13	205,000	225,076

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
PA Chambersburg Area School District
Series 2001, Pre-refunded 06/15/11, Insured: FSA 5.000% 06/15/12	300,000	320,574
PA Elizabeth Forward School District
Series 1994 B, Escrowed to Maturity, Insured: MBIA (b) 09/01/21	2,210,000	1,212,892
PA Ephrata Area School District
Series 2001 A, Pre-refunded 10/15/11, Insured: FGIC 5.000% 04/15/14	750,000	803,123
PA Finance Authority
Penn Hills, Series 2000 A, Pre-refunded 12/01/10, Insured: FGIC 5.500% 12/01/22	165,000	177,159
PA Philadelphia School District
Series 2000 A, Pre-refunded 02/01/11, Insured: FSA 5.750% 02/01/13	1,000,000	1,081,810
Series 2002 A, Pre-refunded 02/01/12, Insured: FSA 5.500% 02/01/15	1,000,000	1,090,580
PA State
Series 2001, Pre-refunded 01/15/11, 5.125% 01/15/16	10,000,000	10,714,200
PA Warwick School District
Lancaster County, Series 2001, Pre-refunded 08/15/11, Insured: FGIC 5.250% 02/15/12	750,000	809,325
SC Greenville County School District
Series 2002, Pre-refunded 12/01/12, 5.875% 12/01/17	1,000,000	1,136,550

	Par ($)	Value ($)
TN Madison County
Series 2002, Pre-refunded 04/01/12, 5.000% 04/01/13	1,160,000	1,248,056
TX Alamo Community College District
Series 2001, Pre-refunded 11/01/11, Insured: FSA 5.375% 11/01/16	460,000	500,061
TX Comal Independent School District
Series 2001, Pre-refunded 02/01/11, Guarantor: PSFG 5.500% 02/01/14	575,000	618,252
TX Dallas Waterworks & Sewer Systems
Series 2001, Pre-refunded 04/01/11, 5.000% 10/01/16	7,300,000	7,772,383
TX Dallas
Series 2001, Pre-refunded 04/01/11, 5.000% 10/01/12	1,300,000	1,384,123
TX Grapevine
Series 2000, Pre-refunded 08/15/10, Insured: FGIC 5.800% 08/15/19	1,000,000	1,074,080
TX Harris County Health Facilities Development Corp.
St. Lukes Episcopal Hospital, Series 2001, Pre-refunded 08/15/11, SPA: JPMorgan Chase & Co. 5.625% 02/15/16	2,780,000	3,017,885
TX Harris County
Series 1992, Escrowed to Maturity, 6.000% 12/15/10	1,000,000	1,087,080
TX Houston Area Water Corp.
Series 2002, Pre-refunded 03/01/12, Insured: FGIC 5.500% 03/01/18	3,000,000	3,275,070

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
TX Houston Community College System
Series 2001 A, Pre-refunded 04/15/11, Insured: MBIA 5.375% 04/15/15	480,000	516,509
TX Houston
Series 1979, Escrowed to Maturity, 6.400% 12/01/14	4,965,000	5,452,712
TX Lower Colorado River Authority
Junior Lien, Series 1993 5th, Escrowed to Maturity, 5.375% 01/01/16	2,100,000	2,361,240
TX North Central Health Facilities Development Corp.
Presbyterian Healthcare Residential, Series 1996 B, Escrowed to Maturity, Insured: MBIA 5.500% 06/01/16	10,000,000	10,985,500
TX North Harris Montgomery Community College District
Series 2002, Pre-refunded 02/15/12, Insured: FGIC 5.375% 02/15/16	965,000	1,048,974
TX Northside Independent School District
Series 2002 A, Pre-refunded 02/15/12, Guarantor: PSFG 5.250% 02/15/20	2,485,000	2,690,162
TX San Antonio
Series 2001, Escrowed to Maturity, 5.250% 08/01/13	20,000	22,097
Series 2002, Escrowed to Maturity: 5.000% 08/01/10	145,000	153,071
5.000% 02/01/11	30,000	31,861
Series 2003, Escrowed to Maturity, 5.000% 08/01/09	120,000	124,165
TX Spring Branch Independent School District
Series 2001, Pre-refunded 02/01/11, Guarantor: PSFG 5.375% 02/01/18	1,820,000	1,950,894

	Par ($)	Value ($)
TX State
Series 1999, Pre-refunded 08/01/09, 5.250% 08/01/21	105,000	108,967
TX Tarrant County Health Facilities Development Corp.
Harris Methodist Health Systems, Series 1994, Escrowed to Maturity, Insured: MBIA 6.000% 09/01/10	1,000,000	1,043,780
TX University of Texas
Series 2001 B, Pre-refunded 08/15/11, 5.375% 08/15/15	2,500,000	2,700,150
Series 2003 A, Pre-refunded 08/15/13, 5.375% 08/15/15	1,000,000	1,107,010
TX Waxahachie Independent School District
Series 2000, Pre-refunded 08/15/10, Guarantor: PSFG: (b) 08/15/15	4,545,000	3,115,188
(b) 08/15/17	5,365,000	3,205,963
VA Arlington County Industrial Development Authority
Virginia Hospital Center, Series 2001, Pre-refunded 07/01/11, 5.500% 07/01/14	4,180,000	4,566,107
VA Tobacco Settlement Financing Corp.
Series 2005, Refunded to various dates/prices, 5.250% 06/01/19	2,500,000	2,640,325
WA King County
Series 2002, Escrowed to Maturity, 5.500% 12/01/13	970,000	1,089,698
WA Port of Seattle
Series 2000 A, Pre-refunded 08/01/10, Insured: MBIA 5.500% 02/01/26	2,625,000	2,799,694

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
WA State
Series 2000 A, Pre-refunded 07/01/10, 5.625% 07/01/13	1,000,000	1,067,300
WI State
Series 2000 C, Pre-refunded 05/01/10, Insured: MBIA 5.550% 05/01/21	2,000,000	2,107,600
Series 2000 D, Pre-refunded 05/01/11, Insured: MBIA 5.500% 05/01/16	2,000,000	2,161,260
WV Hospital Finance Authority
Charleston Area Medical Center: Series 1993 A, Escrowed to Maturity, 6.500% 09/01/23	3,980,000	4,738,508
Series 2000, Pre-refunded 09/01/10, 6.750% 09/01/22	7,875,000	8,696,835
Refunded/Escrowed Total		267,624,952
Tobacco – 1.6%
AR Development Finance Authority
Tobacco Settlement, Series 2006, Insured: AMBAC (b) 07/01/21	1,400,000	726,838
MI Tobacco Settlement Finance Authority
Series 2007 A, 6.000% 06/01/34	2,500,000	2,343,775
NJ Tobacco Settlement Financing Corp.
Series 2007 1-A: 4.625% 06/01/26	10,000,000	8,514,200
5.000% 06/01/29	2,500,000	2,157,425
NY TSASC, Inc.
Series 2006 1, 5.000% 06/01/26	10,000,000	9,318,400
OH Buckeye Tobacco Settlement Financing Authority
Series 2007 A-2, 5.125% 06/01/24	10,000,000	9,389,200

	Par ($)	Value ($)
WI Badger Tobacco Asset Securitization Corp.
Series 2002, 6.000% 06/01/17	5,000,000	5,035,600
Tobacco Total		37,485,438
Other Total		376,077,646
Other Revenue – 0.4%
Recreation – 0.4%
FL Board of Education
Series 2002 A, Insured: FGIC: 5.250% 07/01/18	2,675,000	2,831,113
5.375% 07/01/17	1,450,000	1,553,371
5.500% 07/01/12	1,000,000	1,091,510
OK Chickasaw Nation Health Systems
Series 2007, 5.375% 12/01/17(e)	4,500,000	4,426,425
Recreation Total		9,902,419
Other Revenue Total		9,902,419
Resource Recovery – 0.8%
Disposal – 0.2%
IL Development Finance Authority
Waste Management, Inc., Series 1997, AMT, 5.050% 01/01/10 (a)	4,000,000	4,026,440
Disposal Total		4,026,440
Resource Recovery – 0.6%
FL Palm Beach County Solid Waste Authority
Series 1997 A, Insured: AMBAC 6.000% 10/01/10	5,000,000	5,390,500
NY Niagara County Industrial Development Agency
Series 2001 B, AMT, 5.550% 11/15/24 (a)	8,000,000	8,006,160
Resource Recovery Total		13,396,660
Resource Recovery Total		17,423,100

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Tax-Backed – 43.1%
Local Appropriated – 2.3%
CA Orange County Public Financing Authority
Series 2005, Insured: MBIA 5.000% 07/01/16	10,000,000	10,861,100
CA San Bernardino County
Certificates of Participation, Series 2002 A, Insured: MBIA 5.000% 07/01/15	1,000,000	1,070,430
FL Broward County School Board
Certificates of Paticipation, Series 2006, Insured: FSA 5.000% 07/01/14	1,580,000	1,705,863
FL Broward County
Certificates of Participation, Series 2004, Insured: MBIA 5.000% 06/01/13	1,000,000	1,073,690
FL Collier County School Board
Certificates of Participation, Series 2002, Insured: FSA 5.000% 02/15/13	1,500,000	1,588,740
FL Flagler County School Board
Certificates of Participation, Series 2005 A, Insured: FSA 5.000% 08/01/18	2,320,000	2,461,219
FL Hillsborough County School Board
Certificates of Participation, Series 1998 A, Insured: MBIA 5.500% 07/01/14	2,000,000	2,187,620
FL Lake County School Board
Certificates of Participation, Series 2006 C, Insured: AMBAC 5.250% 06/01/18	1,500,000	1,630,800
FL Miami-Dade County Public Facilities
Series 2005 B, Insured: MBIA 5.000% 06/01/19	2,000,000	2,077,120

	Par ($)	Value ($)
FL Miami-Dade County School Board
Series 2006, Insured: AMBAC 4.750% 11/01/23	1,000,000	995,660
FL Orange County School Board
Certificates of Participation, Series 2005 A, Insured: MBIA 5.000% 08/01/18	1,000,000	1,055,970
KS Johnson County Park & Recreation District
Certificates of Participation, Series 2003 A, Insured: MBIA 4.000% 09/01/15	100,000	100,843
MI Grand Rapids Building Authority
Series 1998: 5.000% 04/01/12	1,205,000	1,293,459
5.000% 04/01/13	1,000,000	1,084,150
5.000% 04/01/14	1,415,000	1,544,543
NC Iredell County
Certificates of Participation, Series 2008, Insured: FSA 5.250% 06/01/17	1,710,000	1,877,306
SC Berkeley County School District
Series 2003, 5.250% 12/01/18	1,000,000	1,035,140
SC Charleston Educational Excellence Financing Corp.
Charleston County School District, Series 2005, 5.250% 12/01/24	10,000,000	10,263,700
SC Dorchester County School District No. 2
Series 2004, 5.250% 12/01/17	2,000,000	2,042,300
SC Greenville County School District
Series 2005, 5.500% 12/01/18	5,000,000	5,547,100
SC Newberry Investing in Childrens Education
Series 2005, 5.250% 12/01/19	1,500,000	1,506,450
Local Appropriated Total		53,003,203

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Local General Obligations – 13.4%
AK Anchorage
Series 2002 B, Insured: MBIA 5.250% 07/01/10	5,600,000	5,929,112
Series 2004 B, Insured: AMBAC 5.250% 12/01/15	5,000,000	5,573,800
AZ Maricopa County Unified High School District No. 210
Series 2003, Insured: MBIA 5.000% 07/01/15	6,300,000	6,919,479
AZ Maricopa County Unified School District No. 69
Paradise Valley, Series 1995, Insured: MBIA 6.350% 07/01/10	500,000	538,675
AZ Tucson
Series 1998, 5.500% 07/01/18	4,760,000	5,308,828
CA Carlsbad Unified School District
Series 1997, Insured: FGIC (b) 11/01/14	300,000	231,930
CA Los Angeles Unified School District
Series 2007 A-1, Insured: FSA 4.500% 07/01/24	4,000,000	4,023,680
Series 2007, Insured: FSA 5.000% 07/01/20	6,230,000	6,708,900
CA Manteca Unified School District
Series 2006, Insured: MBIA (b) 08/01/24	5,000,000	2,191,550
CA Monrovia Unified School District
Series 2005, Insured: MBIA 5.250% 08/01/21	5,600,000	6,052,704
CA Natomas Unified School District
Series 1999, Insured: MBIA 5.850% 03/01/15	250,000	284,260
CA San Mateo County Community College
Series 2006 A, Insured: MBIA (b) 09/01/20	9,310,000	5,204,755

	Par ($)	Value ($)
CA Union Elementary School District
Series 1999 A, Insured: FGIC (b) 09/01/20	1,000,000	547,720
CA West Contra Costa Unified School District
Series 2005, Insured: FGIC (b) 08/01/20	7,285,000	3,883,779
CO Adams County School District No. 12
Series 1995 A, Insured: MBIA (b) 12/15/12	1,300,000	1,108,874
FL Palm Beach County
Series 1998, 5.500% 12/01/11	2,000,000	2,186,900
FL Reedy Creek Improvement District
Series 2004 A, Insured: MBIA 5.000% 06/01/17	1,000,000	1,066,870
IL Chicago Board of Education
Series 1996, Insured: MBIA 6.250% 12/01/12	2,100,000	2,381,190
Series 2005 A, Insured: AMBAC 5.500% 12/01/22	5,000,000	5,575,800
IL Chicago City Colleges Capital Improvement
Series 1999, Insured: FGIC 6.000% 01/01/11	5,195,000	5,506,648
IL Chicago
Series 1999, Insured: FGIC 5.250% 01/01/18	7,540,000	8,289,250
Series 2000 C, Insured: FGIC 5.750% 01/01/13	190,000	201,862
Series 2004 A, Insured: FSA 5.250% 01/01/17	1,000,000	1,086,560
IL Du Page County School District
Series 1997, Insured: FGIC 6.750% 02/01/11	1,145,000	1,250,397

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
IL Kendall & Kane Counties Community Unified School District No. 115
Series 2002, Insured: FGIC (b) 01/01/17	3,650,000	2,448,237
KS Johnson County Unified School District No. 231
Series 2001 A, Insured: FSA 5.500% 10/01/15	50,000	56,483
KS Johnson County Unified School District No. 232
Series 2004, Insured: MBIA 5.000% 09/01/15	150,000	163,268
KS Leavenworth County Unified School District No. 464
Series 2005 A, Insured: MBIA 5.000% 09/01/19	1,030,000	1,096,219
KS Montgomery County Unified School District No. 445
Series 2002, Insured: FGIC 6.250% 04/01/12	1,065,000	1,175,174
KS Reno County Unified School District No. 313
Series 1996 B, Insured: FSA 5.900% 09/01/10	995,000	1,072,113
KS Shawnee County Unified School District No. 437
Series 2001, Insured: FSA 5.500% 09/01/13	1,555,000	1,672,713
KS Shawnee County
Series 1998 A, 5.125% 09/01/10	1,320,000	1,394,408
KS Wyandotte County Unified School District No. 204
Series 2000 A, Insured: FSA 6.375% 09/01/11	135,000	150,391
MI Detroit City School District
Series 2002 A, Insured: FGIC 6.000% 05/01/19	2,000,000	2,324,760
Series 2003 B, Insured: FGIC 5.250% 05/01/14	2,000,000	2,169,860
MN Elk River Independent School District No. 728
Series 2001 A, Insured: MBIA 5.000% 02/01/17	2,000,000	2,112,220

	Par ($)	Value ($)
NC Cary Water & Public Improvement
Series 2001, 5.000% 03/01/13	4,300,000	4,558,817
ND West Fargo Public School District No. 6
Series 2002, Insured: FGIC 5.250% 05/01/17	3,600,000	3,782,700
NH Manchester
Series 2004, Insured: MBIA: 5.500% 06/01/18	4,215,000	4,766,406
5.500% 06/01/19	4,450,000	5,043,674
NV Clark County School District
Series 2001 C, Insured: FGIC 5.375% 06/15/13	8,895,000	9,689,412
Series 2003, Insured: MBIA 5.000% 06/15/16	10,760,000	11,481,458
NY New York City
Series 2002 D, 5.625% 06/01/14	2,500,000	2,703,325
Series 2002 E, Insured: MBIA 5.625% 08/01/15	1,000,000	1,089,920
Series 2002 G: 5.750% 08/01/18	620,000	670,059
Insured: MBIA: 5.625% 08/01/13	2,500,000	2,743,625
5.750% 08/01/11	14,400,000	15,714,576
Series 2005 D, 5.000% 08/01/13	4,000,000	4,305,880
Series 2005, 5.000% 08/01/20	10,000,000	10,452,700
Series 2007 D-1, 5.000% 12/01/21	5,900,000	6,174,704
OH Cleveland
Series 2005, Insured: AMBAC 5.500% 10/01/16	7,710,000	8,589,017
OH Forest Hills Local School District
Series 1997, Insured: MBIA 6.000% 12/01/10	1,460,000	1,589,341
OH Marion City School District
Series 2000, Insured: FSA 6.500% 12/01/14	500,000	593,775

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
OH Mason City School District
Series 2005, Insured: FGIC: 5.250% 12/01/19	2,250,000	2,474,010
5.250% 12/01/21	3,000,000	3,278,220
OR Linn County Community School District No. 9 Lebanon
Series 2001, Insured: MBIA 5.250% 06/15/17	1,120,000	1,183,515
OR Yamhill County School District No. 29J Newberg
Series 2005, Insured: FGIC 5.500% 06/15/17	2,500,000	2,847,150
PA Northampton County
Series 1999, 5.000% 08/15/16	345,000	353,977
PA Oxford Area School District
Series 2001 A, Insured: FGIC 5.250% 02/15/11	500,000	526,605
PA Philadelphia School District
Series 2004 D, Insured: FGIC 5.000% 06/01/15	250,000	255,233
PA Philadelphia
Series 2003 A, Insured: XLCA 5.250% 02/15/15	315,000	329,811
PA Pittsburgh School District
Series 2002, Insured: FSA 5.500% 09/01/12	500,000	550,020
PA Pittsburgh
Series 2005 A, Insured: MBIA 5.000% 09/01/17	170,000	179,347
PA Upper St. Clair Township School District
Series 2002, Insured: FSA 5.375% 07/15/13	1,000,000	1,086,760
PA Westmoreland County
Series 1997, Insured: FGIC (b) 12/01/18	1,000,000	594,700

	Par ($)	Value ($)
SC Charleston County School District
Series 2001, 5.000% 02/01/14	850,000	900,788
TN Anderson County
Series 2001, Insured: FSA 5.000% 04/01/13	1,535,000	1,612,840
TN Blount County Public Building Authority
Local Government Public Improvement, Series 2004 B-5-A, Insured: FGIC 5.000% 06/01/16	1,075,000	1,126,546
TN Chattanooga
Series 2005 A, Insured: FSA 5.000% 09/01/14	4,150,000	4,562,676
TN Dickson County
Series 2002, Insured: FGIC 5.000% 03/01/14	1,000,000	1,070,880
Series 2003, Insured: FGIC 5.000% 06/01/14	1,000,000	1,059,020
TN Franklin Special School District
Series 1999, Insured: FSA (b) 06/01/20	2,000,000	1,146,140
TN Hamilton County
Series 1998 B, 5.100% 08/01/24	500,000	542,120
TN Kingsport
Series 2004, Insured: AMBAC 5.000% 03/01/14	1,000,000	1,085,310
TN Lawrenceburg Public Building Authority
Series 2001 B, Insured: FSA 5.500% 07/01/16	1,330,000	1,424,550
TN Madison County
Series 2002, 5.000% 04/01/13	390,000	416,844
TN Overton County
Series 2004, Insured: MBIA 5.000% 04/01/16	1,000,000	1,078,940

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
TX Aldine Independent School District
Series 2005, Guarantor: PSFG 5.250% 02/15/15	1,655,000	1,806,730
TX Barbers Hill Independent School District
Series 2003, Guarantor: PSFG 5.000% 02/15/22	1,030,000	1,068,986
TX Brownsville Independent School District
Series 2005, Guarantor: PSFG 5.000% 08/15/15	1,000,000	1,094,400
TX Brownwood Independent School District
Series 2005, Insured: FGIC 5.250% 02/15/17	1,310,000	1,396,355
TX Carrollton-Farmers Branch Independent School District
Series 2005 A, Insured: MBIA 5.000% 02/15/14	1,280,000	1,392,602
TX Cedar Hill Independent School District
Series 2000, Guarantor: PSFG (b) 08/15/16	1,460,000	894,104
TX Comal Independent School District
Series 2001, Guarantor: PSFG 5.500% 02/01/14	425,000	451,533
TX Conroe Independent School District
Series 2005 C, Guarantor: PSFG 5.000% 02/15/19	1,650,000	1,741,971
TX Corpus Christi
Series 2002, Insured: FSA 5.500% 09/01/15	1,655,000	1,800,210
TX Dickinson Independent School District
Series 2006, Guarantor: PSFG 5.000% 02/15/20	2,405,000	2,539,608
TX Duncanville Independent School District
Series 2005, Guarantor: PSFG (b) 02/15/22	2,000,000	1,021,280

	Par ($)	Value ($)
TX El Paso
Series 2005, Insured: FGIC 5.250% 08/15/14	2,000,000	2,210,640
TX Fort Bend Independent School District
Series 2000, Guarantor: PSFG 5.250% 08/15/19	1,000,000	1,038,160
TX Harris County
Series 2001, 5.000% 10/01/12	10,990,000	11,679,513
TX Houston
Series 2005 D, Insured: AMBAC 5.000% 03/01/17	1,000,000	1,069,800
Series 2005 E, Insured: AMBAC 5.000% 03/01/20	2,525,000	2,660,693
TX Irving
Series 2005 A, 5.000% 11/15/18	2,000,000	2,147,920
TX Johnson City Independent School District
Series 2003, Guarantor: PSFG 3.000% 02/15/09	50,000	50,323
TX Katy Independent School District
Series 1992, Guarantor: PSFG (b) 08/15/11	1,775,000	1,599,914
TX La Joya Independent School District
Series 2005, Guarantor: PSFG 5.000% 02/15/20	1,000,000	1,049,740
TX La Marque Independent School District
Series 2003, Guarantor: PSFG 5.000% 02/15/21	1,740,000	1,798,986
TX Laredo
Series 2005, Insured: AMBAC 5.000% 08/15/20	1,065,000	1,111,104

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
TX North Harris Montgomery Community College District
Series 2001, Insured: MBIA 5.375% 02/15/16	420,000	436,737
Series 2002, Insured: FGIC 5.375% 02/15/16	35,000	37,151
TX Northside Independent School District
Series 2002 A, Guarantor: PSFG 5.250% 02/15/20	800,000	840,264
TX Pearland
Series 2005, Insured: MBIA 5.000% 03/01/24	2,525,000	2,584,994
TX Rio Grande City Consolidated Independent School District
Series 2002, Guarantor: PSFG 5.000% 08/15/19	1,190,000	1,242,634
TX San Antonio Independent School District
Series 2001 B, Guarantor: PSFG (b) 08/15/11	3,500,000	3,154,760
TX San Antonio
Series 2001, 5.000% 08/01/10	7,855,000	8,287,575
TX San Benito Consolidated Independent School District
Series 2005, Guarantor: PSFG 5.000% 02/15/16	2,260,000	2,437,704
TX Sherman Independent School District
Series 2005 A, Guarantor: PSFG 5.000% 02/15/16	1,000,000	1,078,630
TX Spring Branch Independent School District
Series 2001, Guarantor: PSFG 5.375% 02/01/18	965,000	1,007,132
TX Waxahachie Independent School District
Series 2000, Guarantor: PSFG: (b) 08/15/15	210,000	142,118
(b) 08/15/17	245,000	144,391

	Par ($)	Value ($)
TX Webb County
Series 2005, Insured: AMBAC 5.000% 02/01/17	1,600,000	1,701,168
TX West University Place
Series 2002, 5.500% 02/01/15	1,440,000	1,551,254
TX White Settlement Independent School District
Series 2003, Guarantor: PSFG 5.375% 08/15/19	1,910,000	2,045,304
TX Williamson County
Series 2005, Insured: MBIA 5.000% 02/15/16	1,985,000	2,141,081
WA Clark County School District No. 117
Series 1998, Insured: AMBAC 5.000% 12/01/12	1,805,000	1,928,679
WA Clark County School District No. 37
Series 2001 C, Insured: FGIC (b) 12/01/16	1,000,000	692,890
WA King & Snohomish Counties School District
Series 1993, Insured: FGIC 5.600% 12/01/10	6,150,000	6,465,187
WA Seattle
Series 1998 A, 5.500% 03/01/11	1,370,000	1,473,503
WA Spokane County School District No. 354
Series 1998, Insured: FGIC 5.250% 12/01/11	1,600,000	1,690,560
WI Milwaukee County
Series 2001 A: 5.000% 10/01/12	2,500,000	2,659,600
5.000% 10/01/13	2,500,000	2,646,000
Local General Obligations Total		309,538,648
Special Non-Property Tax – 9.5%
AZ Scottsdale Municipal Property Corp.
Series 2006, 5.000% 07/01/21	3,000,000	3,283,710

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Los Angeles County Metropolitan Transportation Authority
Series 2003 A, Insured: FSA: 5.000% 07/01/17	6,280,000	6,726,257
5.000% 07/01/18	7,700,000	8,107,407
CA San Francisco Bay Area Rapid Transit District
Series 2005 A, Insured: MBIA 5.000% 07/01/20	2,040,000	2,156,239
CO Department of Transportation
Series 2002 B, Insured: MBIA: 5.500% 06/15/14	3,000,000	3,360,180
5.500% 06/15/15	1,000,000	1,126,660
CT Special Tax Obligation
Series 2001 B, Insured: FSA 5.375% 10/01/12	1,000,000	1,076,850
FL Broward County Professional Sports Facilities
Series 2006 A, Insured: AMBAC 5.000% 09/01/18	2,500,000	2,640,575
FL Hillsborough County Individual Development Authority
Series 2002 B, Insured: AMBAC 5.500% 09/01/15	2,335,000	2,511,526
FL Jacksonville Guaranteed Entitlement Improvement
Series 2002, Insured: FGIC: 5.375% 10/01/18	3,450,000	3,628,882
5.375% 10/01/19	3,720,000	3,903,694
FL Jacksonville Sales Tax
Series 2001, Insured: FGIC 5.500% 10/01/12	2,000,000	2,188,120
Series 2002, Insured: FGIC 5.375% 10/01/18	1,000,000	1,045,420
Series 2003, Insured: MBIA 5.250% 10/01/19	1,080,000	1,141,387
FL Jacksonville
Series 2003 C, AMT, Insured: MBIA 5.250% 10/01/19	1,750,000	1,761,480

	Par ($)	Value ($)
FL Lee County
Series 1997 A, Insured: MBIA 5.750% 10/01/11	1,000,000	1,089,220
FL Osceola County Tourist Development Tax
Series 2002 A, Insured: FGIC 5.500% 10/01/14	1,555,000	1,678,623
FL Palm Beach County Public Improvement
Series 2004, 5.000% 08/01/17	1,000,000	1,079,860
FL Polk County Transportation Improvement
Series 2004, Insured: FSA 5.000% 12/01/25 (a)	1,000,000	1,053,800
FL Tampa Sports Authority
Series 1995, Insured: MBIA: 5.750% 10/01/15	2,500,000	2,713,750
5.750% 10/01/20	1,000,000	1,103,680
GA Metropolitan Atlanta Rapid Transit Authority
Series 1998 A, Insured: MBIA 6.250% 07/01/10	1,000,000	1,079,330
IL Dedicated Tax Capital Appreciation
Series 1990, Insured: AMBAC (b) 12/15/17	2,540,000	1,653,515
IL Regional Transportation Authority
Series 1994 C, Insured: FGIC 7.750% 06/01/11	1,750,000	2,000,373
IL State
Series 2002, Insured: FGIC 5.500% 06/15/15	1,000,000	1,119,960
KS Wichita
Series 2003-772, Insured: FGIC 4.250% 09/01/16	1,260,000	1,289,043
KS Wyandotte County Unified Government
Series 2005 B, 4.750% 12/01/16	2,000,000	1,970,840

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
MA Bay Transportation Authority
Series 2000 A, 5.750% 07/01/14	250,000	265,000
MA State
Series 2005 A, Insured: FSA 5.500% 06/01/16	13,615,000	15,371,607
MD Department of Transportation
Series 2002, 5.500% 02/01/15	3,750,000	4,241,925
MI Trunk Line
Series 1998 A: 5.250% 11/01/10	1,500,000	1,597,965
5.500% 11/01/16	2,000,000	2,252,800
Series 2005, Insured: FSA 5.250% 11/01/17	5,050,000	5,628,225
NJ Economic Development Authority
Series 2004: 5.375% 06/15/15	4,000,000	4,033,880
5.500% 06/15/16	5,500,000	5,560,610
NM Bernalillo County
Series 1998, 5.250% 04/01/27	3,000,000	3,220,950
NM Dona Ana County
Series 1998, Insured: AMBAC 5.500% 06/01/16	750,000	828,075
NM Transportation Commission
Series 2000 A, 6.000% 06/15/10	6,000,000	6,440,400
NY Local Government Assistance Corp.
Series 1992 C, 6.000% 04/01/12	150,000	161,298
NY Metropolitan Transportation Authority
Series 2004 A, Insured: FGIC: 5.250% 11/15/16	3,000,000	3,346,680
5.250% 11/15/17	4,000,000	4,465,920
NY New York City Transitional Finance Authority
Series 1998 A, 5.500% 11/15/16	1,330,000	1,449,753
Series 2002 A, 5.500% 11/01/26 (f) (14.000% 11/01/11)	10,000,000	10,679,000

	Par ($)	Value ($)
Series 2004 C, 5.250% 02/01/18	3,500,000	3,778,600
Series 2007 C-1, 5.000% 11/01/20	10,300,000	11,075,590
NY Urban Development Corp.
Series 2004 A, Insured: MBIA 5.500% 03/15/20	29,450,000	33,347,413
PA Pittsburgh & Allegheny County
Series 1999, Insured: AMBAC 5.250% 02/01/12	500,000	517,350
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2002 E, Insured: FSA 5.500% 07/01/12	1,000,000	1,077,720
Series 2005 L, Insured: CIFG 5.250% 07/01/18	2,000,000	2,163,620
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 C: Insured: AMBAC 5.500% 07/01/18	8,705,000	9,353,348
5.500% 07/01/27	5,000,000	5,324,750
Insured: FGIC 5.500% 07/01/21	9,000,000	9,194,040
TX Corpus Christi Business & Job Development Corp.
Series 2002, Insured: AMBAC: 5.500% 09/01/14	2,065,000	2,252,791
5.500% 09/01/18	1,250,000	1,334,275
TX Harris County
Series 2004 B, Insured: FSA 5.000% 08/15/32 (a)	2,000,000	2,123,800
TX Houston Hotel Occupancy
Series 2001 B, Insured: AMBAC: (b) 09/01/17	2,000,000	1,303,660
5.250% 09/01/19	1,195,000	1,238,880
5.250% 09/01/20	1,265,000	1,311,451
VA Peninsula Town Center Community Development Authority
Series 2007, 6.250% 09/01/24	2,375,000	2,258,316
Special Non-Property Tax Total		219,690,073

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Special Property Tax – 1.7%
CA Oceanside Community Development Commission Tax Allocation
Series 2003, 5.200% 09/01/17	930,000	929,935
FL Ave Maria Stewardship Community Development District
Series 2006, 4.800% 11/01/12	1,000,000	909,590
FL Oakmont Grove Community Development District
Series 2007 B, 5.250% 05/01/12	2,000,000	1,851,820
FL Parker Road Community Development District
Series 2007 B, 5.350% 05/01/15	2,000,000	1,804,540
FL Six Mile Creek Community Development District
Series 2007: 5.500% 05/01/17	2,000,000	1,692,880
5.650% 05/01/22	1,500,000	1,209,675
FL Sweetwater Creek Community Development District
Series 2007 B-1, 5.300% 05/01/17	4,485,000	3,842,793
Series 2007 B-2, 5.125% 05/01/13	2,680,000	2,432,555
FL Tolomato Community Development District
Series 2007, 6.450% 05/01/23	7,500,000	7,187,700
FL Viera East Community Development District
Series 2006, Insured: MBIA 5.750% 05/01/19	1,910,000	2,171,059
FL Waterset North Community Development District
Series 2007 B, 6.550% 11/01/15	10,000,000	9,589,700
FL West Palm Beach Community Redevelopment
Series 2005 A, 5.000% 03/01/25	980,000	904,295
MO Fenton
Tax Increment Revenue, Series 2006, 4.500% 04/01/21	1,320,000	1,311,262
NV Las Vegas Redevelopment Agency
Sub Lien-Fremont Street, Series 2003 A, 5.000% 06/15/13	3,685,000	3,786,964
Special Property Tax Total		39,624,768

	Par ($)	Value ($)
State Appropriated – 6.1%
AZ University Arizona
Certificates of Participation, Series 2002 A, Insured: AMBAC 5.500% 06/01/15	45,000	48,235
CA Public Works Board
Department of Mental Health, Coalinga State Hospital, Series 2004 A, 5.500% 06/01/19	2,000,000	2,148,500
Series 2003 C, 5.500% 06/01/18	1,500,000	1,609,485
Series 2006 F, Insured: FGIC 5.250% 11/01/18	4,000,000	4,307,240
FL Department Management Services Division
Series 2003 A, Insured: FSA 5.250% 09/01/15	1,515,000	1,683,089
Series 2005 A, Insured: AMBAC 5.000% 09/01/21	3,000,000	3,165,660
KY Turnpike Authority
Series 2001 A, Insured: AMBAC 5.500% 07/01/13	1,000,000	1,107,730
NJ Economic Development Authority
Series 2001 A, Insured: AMBAC 5.500% 06/15/13	1,000,000	1,103,510
Series 2005 K, Insured: AMBAC 5.500% 12/15/19	2,500,000	2,806,425
NJ Transportation Trust Fund Authority
Series 1995, Insured: MBIA 6.500% 06/15/10	1,000,000	1,079,330
Series 2001 C, Insured: FSA 5.500% 12/15/18	2,000,000	2,282,080
Series 2003 A, Insured: AMBAC 5.500% 12/15/15	3,260,000	3,670,369
Series 2006 A: 5.500% 12/15/21	11,030,000	12,591,958
Insured: MBIA 5.250% 12/15/21	10,000,000	10,949,700

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
NY Dormitory Authority State Supported Debt
St. University Educational Facilities, Series 2005 A, Insured: FGIC 5.500% 05/15/17	10,000,000	11,235,000
NY Dormitory Authority
City University, Series 2002 B, Insured: AMBAC 5.250% 11/15/26 (a)	1,000,000	1,061,260
Series 1993 A: 5.250% 05/15/15	5,850,000	6,301,152
Insured: FSA 5.250% 05/15/15	4,000,000	4,370,080
Series 1995 A: Insured: AMBAC 5.625% 07/01/16	1,250,000	1,386,300
Insured: FGIC 5.625% 07/01/16	5,000,000	5,538,850
Insured: FSA 5.625% 07/01/16	500,000	556,545
Series 2005 A, Insured: FGIC 5.500% 05/15/22	6,730,000	7,476,761
NY Tollway Authority
Series 2002, 5.500% 04/01/13	4,510,000	4,879,279
NY Urban Development Corp.
Series 1995, 5.750% 04/01/11	500,000	540,185
Series 2002 A, 5.000% 01/01/17	4,000,000	4,173,240
OR Department of Administrative Services
Certificates of Participation, Series 2002 C, Insured: MBIA 5.250% 11/01/10	10,000,000	10,670,700
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A: 5.750% 08/01/27 (a)	4,175,000	4,320,457
Insured: AMBAC 5.250% 08/01/30 (a)	4,240,000	4,372,161
UT Building Ownership Authority
Series 1998, Insured: FSA 5.500% 05/15/14	5,000,000	5,594,500

	Par ($)	Value ($)
VA Public School Authority
Series 2001 A, 5.000% 08/01/17	3,500,000	3,721,305
Series 2005, 5.250% 08/01/16	13,995,000	15,675,939
State Appropriated Total		140,427,025
State General Obligations – 10.1%
CA Economic Recovery
Series 2004 A, Insured: MBIA: 5.000% 07/01/11	1,500,000	1,602,660
5.000% 07/01/15	5,000,000	5,386,800
CA State
Series 2002, Insured: AMBAC 6.000% 02/01/18	5,000,000	5,764,400
Series 2003, 5.250% 11/01/18	1,000,000	1,058,510
Series 2004, 5.000% 02/01/20	750,000	772,560
Series 2007: 4.500% 08/01/26	18,000,000	17,432,280
5.000% 12/01/22	6,000,000	6,193,500
CT State
Series 2006 D, 5.000% 11/01/19	3,500,000	3,779,755
FL Board of Education Capital Outlay
Series 1998 B, 5.250% 06/01/11	3,990,000	4,281,270
FL Board of Education
Series 2005 B, 5.000% 01/01/14	17,395,000	18,911,844
Series 2005 C, 5.000% 06/01/13	11,830,000	12,835,195
FL Department of Transportation
Series 2002, 5.250% 07/01/13	7,290,000	7,945,954
FL State
Series 2004 A, 5.000% 07/01/30	1,000,000	1,019,240
GA State
Series 1999 B, 5.750% 08/01/10	2,000,000	2,147,680

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
MA Bay Transportation Authority
Series 1991 A, Insured: MBIA 7.000% 03/01/21	5,750,000	6,962,272
Series 1998 A, Insured: MBIA: 5.500% 03/01/12	1,290,000	1,406,616
5.500% 03/01/14	750,000	837,750
MA State
Series 1998 C, 5.250% 08/01/17	1,775,000	1,977,172
Series 2002 D, Insured: AMBAC 5.500% 08/01/18	6,500,000	7,405,190
Series 2003 D, 5.500% 10/01/17	5,000,000	5,673,100
Series 2004 A: 5.250% 08/01/13	11,605,000	12,809,483
Insured: AMBAC 5.250% 08/01/20	10,000,000	11,092,200
Insured: FSA 5.250% 08/01/20	5,000,000	5,566,550
Series 2004 C, Insured: FSA 5.500% 12/01/16	10,000,000	11,421,700
MI State
Series 2001, 5.500% 12/01/15	1,250,000	1,414,100
MN State
Series 2000, 5.500% 11/01/13	1,000,000	1,064,370
MS State
Series 2002 A, 5.500% 12/01/14	3,000,000	3,373,560
NJ State
Series 2001 H, 5.250% 07/01/14	5,000,000	5,534,100
OH State
Series 2001 A, 5.000% 06/15/12	5,000,000	5,206,100
OR State
Series 1996 B, AMT, 5.700% 08/01/16	295,000	295,667
Series 1997 A, AMT, 5.050% 08/01/11	90,000	91,477

	Par ($)	Value ($)
PA State
Series 2002, 5.500% 02/01/15	3,000,000	3,389,640
Series 2004: Insured: FSA 5.375% 07/01/18	12,000,000	13,570,440
Insured: MBIA 5.375% 07/01/16	10,000,000	11,246,100
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2007,
6.250% 07/01/21	10,000,000	10,941,300
PR Commonwealth of Puerto Rico
Series 1997, Insured: MBIA 6.500% 07/01/15	4,190,000	4,800,525
Series 2001 A, 5.500% 07/01/13	6,395,000	6,688,083
TX Water Financial Assistance
Series 1999, 5.250% 08/01/21	350,000	356,948
UT State
Series 2002 B, 5.375% 07/01/11	10,000,000	10,813,300
VI Public Finance Authority
Series 2004 A, 5.000% 10/01/10	200,000	205,958
State General Obligations Total		233,275,349
Tax-Backed Total		995,559,066
Transportation – 6.3%
Air Transportation – 0.3%
TN Memphis Shelby County Airport Authority
FedEx Corp.: Series 1997, 5.350% 09/01/12	6,180,000	6,426,397
Series 2002, 5.050% 09/01/12	1,000,000	1,017,920
Air Transportation Total		7,444,317
Airports – 1.3%
AZ Tucson Airport Authority, Inc.
Series 2001, AMT, Insured: AMBAC 5.500% 06/01/12	500,000	517,455

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
CO Denver City & County
Series 2000 A, AMT, Insured: AMBAC 6.000% 11/15/15	3,075,000	3,169,341
FL Greater Orlando Aviation Authority
Series 2003 A, Insured: FSA 5.000% 10/01/13	1,500,000	1,627,110
IL Chicago O'Hare International Airport
Series 1993 C, Insured: MBIA 5.000% 01/01/11	5,640,000	5,884,268
MA Port Authority
Series 2007 D, Insured: FSA 5.000% 07/01/17	8,000,000	8,756,480
OK Airport Trust
Series 2000 B, AMT, Insured: FSA 5.375% 07/01/11	4,670,000	4,840,268
TX Houston Airport Systems
Sub-Lien, Series 2002, Insured: FSA 5.000% 07/01/27	5,000,000	5,054,000
Airports Total		29,848,922
Toll Facilities – 3.3%
CO E-470 Public Highway Authority
Series 1997 B, Insured: MBIA (b) 09/01/12	10,000,000	8,456,900
Series 2000 B, Insured: MBIA (b) 09/01/18	1,500,000	885,930
FL Orlando & Orange County Expressway Authority
Series 1990, Insured: FGIC 6.500% 07/01/10	2,000,000	2,157,680
FL Turnpike Authority
Series 2005 A, Insured: AMBAC 5.000% 07/01/21	3,000,000	3,173,910
KS Turnpike Authority
Series 2002, Insured: FSA: 5.250% 09/01/15	1,855,000	2,075,559
5.250% 09/01/16	1,230,000	1,378,363

	Par ($)	Value ($)
NJ Turnpike Authority
Series 2000 A, Insured: MBIA: 6.000% 01/01/11	2,125,000	2,285,565
6.000% 01/01/13	275,000	305,742
NY Thruway Authority
Second General Highway & Bridge Trust Fund: Series 2003 A, Insured: MBIA 5.250% 04/01/12	2,145,000	2,325,051
Series 2005 B, Insured: AMBAC 5.500% 04/01/20	10,840,000	12,278,902
Series 2007 B, 5.000% 04/01/19	5,000,000	5,410,700
NY Triborough Bridge & Tunnel Authority
Series 2008 B-1, 5.000% 11/15/25 (a)	5,000,000	5,310,050
OH Turnpike Commission
Series 1998 A, Insured: FGIC: 5.500% 02/15/21	2,000,000	2,227,640
5.500% 02/15/24	1,000,000	1,109,700
PA Delaware River Joint Toll Bridge Commission
Series 2003, 5.250% 07/01/11	500,000	534,375
PA Turnpike Commission
Series 2001 S, 5.500% 06/01/15	1,000,000	1,078,540
TX North Tollway Authority
First Tier: Series 2008 A, 6.000% 01/01/22	14,000,000	15,241,240
Series 2008 E-3, 5.750% 01/01/38 (a)	8,650,000	9,103,433
Toll Facilities Total		75,339,280
Transportation – 1.4%
FL Osceola County Transportation
Series 2004, Insured: MBIA 5.000% 04/01/18	1,000,000	1,062,650
IN Transportation Finance Authority
Series 2000, 5.750% 12/01/14	2,485,000	2,653,508

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
KS Department of Transportation
Series 2004 A, 5.500% 03/01/18	11,775,000	13,367,215
MA State
Series 2000 A, 5.750% 06/15/13	350,000	374,504
NJ Transit Corp.
Certificates of Participation, Series 2002 A, Insured: AMBAC 5.500% 09/15/15	6,725,000	7,428,973
NY Metropolitan Transportation Authority
Series 2007 A, Insured: FSA: 5.000% 11/15/20	5,000,000	5,385,450
5.000% 11/15/21	3,000,000	3,209,190
Transportation Total		33,481,490
Transportation Total		146,114,009
Utilities – 12.4%
Independent Power Producers – 0.3%
CA Sacramento Power Authority
Series 2005, Insured: AMBAC 5.250% 07/01/14	6,680,000	7,207,854
Independent Power Producers Total		7,207,854
Investor Owned – 1.5%
CO Adams County Pollution Control
Public Service Co., Series 2005 A, Insured: MBIA 4.375% 09/01/17	11,550,000	11,746,697
FL Hillsborough County Industrial Development Authority
Tampa Electric Co., Series 2007 B, 5.150% 09/01/25 (a)	2,000,000	2,029,660
NH Business Finance Authority
Series 2001 C, Insured: MBIA 5.450% 05/01/21	1,500,000	1,509,765
TX Brazos River Authority
TXU Energy Co., LLC: Series 2001 C, AMT, 5.750% 05/01/36 (a)	5,195,000	4,887,092
Series 2003 D, 5.400% 10/01/29 (a)	6,100,000	5,408,931

	Par ($)	Value ($)
TX Sabine River Authority
TXU Energy Co. LLC: Series 2001 A, 5.500% 05/01/22 (a)	6,265,000	5,882,835
Series 2001 B, AMT, 5.750% 05/01/30 (a)	2,995,000	2,817,486
Investor Owned Total		34,282,466
Joint Power Authority – 1.5%
AZ Power Reserves Authority
Series 2001, 5.000% 10/01/10	500,000	528,795
FL Municipal Power Agency
Series 2002, Insured: AMBAC 5.500% 10/01/21	1,850,000	1,963,645
GA Municipal Electric Authority
Series 1998 Y, Insured: AMBAC 6.400% 01/01/13	4,205,000	4,653,001
MI Public Power Agency
Series 2002 A, Insured: MBIA 5.250% 01/01/16	1,000,000	1,106,850
NC Eastern Municipal Power Agency
Series 2008 A, Insured: Assured Guaranty Corp. 5.250% 01/01/19 (g)	3,200,000	3,427,776
OK Grand River Dam Authority
Series 2002 A, Insured: FSA 5.000% 06/01/12	1,000,000	1,075,670
TX Municipal Power Agency
Series 1993, Insured: MBIA (b) 09/01/15	250,000	183,278
TX Sam Rayburn Municipal Power Agency
Series 2002: 5.500% 10/01/11	8,355,000	8,614,089
6.000% 10/01/16	3,000,000	3,101,880
WA Energy Northwest Electric
Series 2002 A, Insured: MBIA: 5.500% 07/01/16	4,675,000	5,020,482
5.750% 07/01/18	1,000,000	1,074,480

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
WI Sheboygan Pollution Control
Wisconsin Power, Series 2008, Insured: FGIC 5.000% 09/01/15	5,000,000	5,032,300
Joint Power Authority Total		35,782,246
Municipal Electric – 4.6%
CA Department of Water Resources
Series 2002 A: 5.500% 05/01/11	10,000,000	10,783,500
6.000% 05/01/13	2,000,000	2,222,460
Series 2008 H, 5.000% 05/01/21	10,000,000	10,506,100
FL Gainesville Utilities Systems
Series 1992 B, 6.500% 10/01/11	3,000,000	3,352,710
FL JEA St. John's River Power Park Systems
Series 1997, Insured: MBIA 5.000% 10/01/19	1,000,000	1,060,820
FL Kissimmee Utilities Authority Electrical System
Series 2003, Insured: FSA 5.250% 10/01/15	2,235,000	2,423,612
FL Orlando Utilities Commission Utility Systems
Series 2005 B, 5.000% 10/01/24	3,000,000	3,105,090
NY Long Island Power Authority
Series 2006 A, Insured: FGIC 5.000% 12/01/19	10,000,000	10,365,600
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1997 BB, Insured: MBIA 6.000% 07/01/12	3,000,000	3,267,780
Series 2002 KK, Insured: FSA: 5.250% 07/01/12	1,000,000	1,071,710
5.500% 07/01/15	10,000,000	11,064,200
Series 2003 NN, Insured: MBIA 5.250% 07/01/19	1,000,000	1,067,930
Series 2007 VV, Insured: MBIA 5.250% 07/01/26	10,450,000	11,080,553

	Par ($)	Value ($)
TN Metropolitan Government Nashville & Davidson County
Series 1998 B, 5.500% 05/15/13	3,000,000	3,324,030
TX Austin
Series 2002 A, Insured: AMBAC 5.500% 11/15/13	2,000,000	2,194,500
Series 2002, Insured: FSA 5.500% 11/15/12	2,410,000	2,659,483
Subordinated Lien, Series 1998, Insured: MBIA 5.250% 05/15/18	1,100,000	1,218,052
TX San Antonio Electric & Gas
Series 2002, 5.375% 02/01/14	2,500,000	2,760,700
Series 2005, 5.000% 02/01/18	10,000,000	10,596,400
WA Seattle Municipal Light & Power
Series 2001, Insured: FSA 5.250% 03/01/11	10,365,000	11,069,820
Municipal Electric Total		105,195,050
Water & Sewer – 4.5%
CA Citrus Heights Water District
Series 2000, Insured: FGIC 5.250% 10/01/20	1,800,000	1,851,336
CA Department of Water Resources
Central Valley, Series 2002 X, Insured: FGIC 5.500% 12/01/15	1,000,000	1,136,130
CA Pico Rivera Water Authority
Series 1999 A, Insured: MBIA 5.500% 05/01/29	3,000,000	3,230,640
FL Brevard County Utilities
Series 2002, Insured: FGIC 5.250% 03/01/14	2,000,000	2,123,340
FL Cocoa Water & Sewer
Series 2003, Insured: AMBAC 5.500% 10/01/19	1,000,000	1,058,970

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Governmental Utility Authority
Series 2003, Insured: AMBAC 5.000% 10/01/17	1,180,000	1,250,328
FL Holly Hill Water & Sewer
Series 2002, Insured: MBIA 5.000% 10/01/15	745,000	785,282
FL Hollywood Water & Sewer
Series 2003, Insured: FSA 5.000% 10/01/17	1,070,000	1,147,864
FL Miami-Dade County Stormwater
Series 2004, Insured: MBIA 5.000% 04/01/24	2,445,000	2,483,484
FL Municipal Loan Council
Series 2002 B, Insured: MBIA 5.375% 08/01/16	1,485,000	1,600,875
FL Orlando Utilities Commission
Series 2002 C, 5.250% 10/01/16	210,000	225,962
FL Sarasota County Utilities Systems
Series 2002 C, Insured: FGIC 5.250% 10/01/16	1,000,000	1,059,990
FL Sebring Water & Wastewater
Series 2002, Insured: FGIC 5.250% 01/01/14	1,030,000	1,112,503
FL Tallahassee Conservative Utilities System
Series 2001, Insured: FGIC: 5.500% 10/01/14	1,330,000	1,490,637
5.500% 10/01/18	1,000,000	1,134,970
FL Tallahassee Consolidated Utility
Series 2001, Insured: FGIC 5.500% 10/01/17	1,900,000	2,149,660
FL Tampa Bay Water Utility Systems
Series 2005, Insured: FGIC 5.500% 10/01/19	1,500,000	1,641,450
FL Tampa Water & Sewer
Series 2002 B, 5.000% 07/01/10	1,000,000	1,052,220

	Par ($)	Value ($)
FL Tohopekaliga Water Utilities Authority
Series 2003 B, Insured: FSA 5.250% 10/01/17	1,110,000	1,206,648
FL Winter Park Water & Sewer
Series 2002, Insured: AMBAC 5.250% 12/01/14	1,405,000	1,505,401
GA Atlanta Water & Wastewater
Series 1999 A, Insured: FGIC 5.500% 11/01/18	15,305,000	16,505,677
IN Bond Bank
Series 2001 A, 5.375% 02/01/13	1,910,000	2,089,693
KS Wyandotte County Unified Government Utility System
Series 2004 B, Insured: FSA 5.000% 09/01/32	2,000,000	2,034,620
MA Water Resource Authority
Series 1998 B, Insured: FSA 5.500% 08/01/15	1,000,000	1,130,700
NY New York City Municipal Water Finance Authority
Series 2000 B, 5.125% 06/15/31	7,000,000	7,109,060
OH Cleveland Waterworks
Series 1993 G, Insured: MBIA 5.500% 01/01/13	750,000	790,238
PA Allegheny County
Series 2005 A, Insured: MBIA 5.000% 12/01/17	265,000	282,540
PA Lancaster Area Sewer Authority
Series 2004, Insured: MBIA 5.000% 04/01/16	500,000	531,195
TX Colorado River Municipal Water
Series 2003, Insured: AMBAC 5.000% 01/01/12	4,030,000	4,263,337
TX Corpus Christi
Series 2002, Insured: FSA 5.000% 07/15/14	1,000,000	1,065,390

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2005 A, Insured: AMBAC 5.000% 07/15/19	2,000,000	2,090,020
TX Houston Utility System
Series 2004 A, Insured: FGIC 5.250% 05/15/24	5,000,000	5,095,700
TX Houston Water & Sewer System
Junior Lien: Series 1991 C, Insured: AMBAC (b) 12/01/11	4,000,000	3,561,400
Series 2001 A, Insured: FSA 5.500% 12/01/17	4,720,000	5,092,219
TX McKinney
Series 2005, Insured: FGIC 5.250% 08/15/17	1,125,000	1,219,399
TX Nueces River Authority
Series 2005, Insured: FSA 5.000% 07/15/15	1,000,000	1,095,250
TX San Antonio
Series 2005, Insured: MBIA 5.000% 05/15/14	1,000,000	1,090,580
TX Trinity River Authority
Series 2005, Insured: MBIA: 5.000% 02/01/17	1,000,000	1,066,640
5.000% 02/01/18	1,000,000	1,058,230
VA Upper Occoquan Sewage Authority Regional Sewage
Series 2005, Insured: FSA 5.000% 07/01/22	16,680,000	17,413,753
Water & Sewer Total		103,833,331
Utilities Total		286,300,947
Total Municipal Bonds (cost of $2,204,355,727)		2,246,244,045

	Shares	Value ($)
Investment Company – 0.6%
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 2.560%)	13,621,881	13,621,881
Total Investment Company (cost of $13,621,881)		13,621,881
Short-Term Obligations – 0.8%
	Par ($)
Variable Rate Demand Notes (h) – 0.8%
FL Orange County School Board
Series 2002 B, SPA: SunTrust Bank N.A. 3.500% 08/01/27	1,100,000	1,100,000
Series 2007 C, Insured: MBIA, SPA: JPMorgan Chase Bank 2.850% 08/01/22	1,200,000	1,200,000
MO Health & Educational Facilities Authority
St. Louis University, Series 2005 A, Insured: MBIA, SPA: Bank of New York 2.950% 10/01/35	6,100,000	6,100,000
OK Industries Authority
Integris Baptist Medical Center, Series 1999 B, SPA: JPMorgan Chase Bank 2.700% 08/15/29	1,600,000	1,600,000
TX Harris County Health Facilities Development Corp.
Texas Children's Hospital, Series 1999 B-1, Insured: MBIA, SPA: JPMorgan Chase Bank 2.600% 10/01/29	8,000,000	8,000,000
Variable Rate Demand Notes Total		18,000,000
Total Short-Term Obligations (cost of $18,000,000)		18,000,000
Total Investments – 98.7% (cost of $2,235,977,608)(i)		2,277,865,926
Other Assets & Liabilities, Net – 1.3%		30,748,974
Net Assets – 100.0%		2,308,614,900

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at April 30, 2008.

(b)  Zero coupon bond.

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(e)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2008, the value of this security, which is not illiquid, represents 0.2% of net assets.

(f)  Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(g)  Security purchased on a delayed delivery basis.

(h)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at April 30, 2008.

(i)  Cost for federal income tax purposes is $2,235,921,206.

At April 30, 2008, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source	% of Net Assets
Tax-Backed	43.1
Other	16.3
Utilities	12.4
Health Care	10.9
Transportation	6.3
Education	3.6
Industrials	2.2
Housing	1.3
Resource Recovery	0.8
Other Revenue	0.4
97.3
Investment Company	0.6
Short-Term Obligations	0.8
Other Assets & Liabilities, Net	1.3
100.0

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

CIFG	CIFG Assurance North America, Inc.

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FSA	Financial Security Assurance, Inc.

GNMA	Government National Mortgage Association

MBIA	MBIA Insurance Corp.

PSFG	Permanent School Fund Guarantee

RAD	Radian Asset Assurance, Inc.

SPA	Stand-by Purchase Agreement

XLCA	XL Capital Assurance, Inc.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Massachusetts Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds – 97.0%
	Par ($)	Value ($)
Education – 14.9%
Education – 14.7%
MA College Building Authority Project Revenue
Series 2004 A, Insured: MBIA 5.000% 05/01/16	530,000	563,644
MA Development Finance Agency
Boston College, Series 2007 P, 5.000% 07/01/20	3,260,000	3,440,082
Clark University, Series 1998, 5.250% 07/01/16	1,445,000	1,473,654
Emerson College, Series 2006: 5.000% 01/01/21	2,500,000	2,559,900
5.000% 01/01/23	1,000,000	1,016,820
Hampshire College, Series 2004, 5.150% 10/01/14	200,000	211,302
Mount Holyoke College: Series 2001, 5.500% 07/01/13	1,355,000	1,453,021
Series 2008, 5.000% 07/01/23	1,285,000	1,350,818
Wheelock College, Series 2007 C, 5.000% 10/01/17	1,250,000	1,282,950
Worcester Polytechnic Institute, Series 2007, Insured: MBIA 5.000% 09/01/22	1,710,000	1,779,785
MA Health & Educational Facilities Authority
Amherst College, Series 1998 G, 5.375% 11/01/20	640,000	646,758
Boston College: Series 2003 N, 5.250% 06/01/15	1,000,000	1,082,700
Series 2008, 5.500% 06/01/24	3,000,000	3,388,620
Brandeis University, Series 1999 J, Insured: MBIA 5.000% 10/01/26	2,000,000	2,024,980
Harvard University: Series 2000 Z, 5.500% 01/15/11	1,000,000	1,074,920

	Par ($)	Value ($)
Series 2001 DD, 5.000% 07/15/35	4,500,000	4,551,480
Massachusetts Institute of Technology: Series 2002 K: 5.250% 07/01/12	1,000,000	1,090,800
5.375% 07/01/17	2,275,000	2,587,881
5.500% 07/01/22	1,000,000	1,153,940
Series 2004 M: 5.250% 07/01/19	610,000	691,051
5.250% 07/01/24	1,600,000	1,793,632
Northeastern University, Series 1998 G, Insured: MBIA 5.500% 10/01/12	1,110,000	1,203,307
Tufts University: Series 2001 I, 5.500% 02/15/36	2,000,000	2,047,560
Series 2002 J, 5.500% 08/15/16	1,500,000	1,698,405
Wellesley College, Series 2003, 5.000% 07/01/15	610,000	654,536
Williams College, Series 2003 H, 5.000% 07/01/16	1,740,000	1,865,332
MA Industrial Finance Agency
Tufts University, Series 1998 H, Insured: MBIA 5.500% 02/15/13	1,830,000	2,021,070
MA University of Massachusetts Building Authority
Series 2000 2, Insured: AMBAC 5.500% 11/01/09	1,455,000	1,514,859
Series 2004 1, Insured: AMBAC 5.250% 11/01/12	500,000	539,010
PR Commonwealth of Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities
Universidad Interamericana de
Puerto Rico, Inc., Series 1998 A, Insured: MBIA 5.250% 10/01/12	2,000,000	2,081,740
Education Total		48,844,557

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Prep School – 0.2%
MA Development Finance Agency
Milton Academy, Series 2003 A, 5.000% 09/01/19	500,000	533,905
Prep School Total		533,905
Education Total		49,378,462
Health Care – 8.9%
Continuing Care Retirement – 0.3%
MA Development Finance Agency
First Mortgage Orchard Cove, Series 2007: 5.000% 10/01/17	675,000	630,200
5.000% 10/01/18	515,000	475,160
Continuing Care Retirement Total		1,105,360
Health Services – 0.4%
MA Health & Educational Facilities Authority
Partners Healthcare Systems, Inc., Series 2003 E, 5.000% 07/01/15	1,140,000	1,195,963
Health Services Total		1,195,963
Hospitals – 7.2%
MA Boston Special Obligation
Boston Medical Center, Series 2002 A, Insured: MBIA 5.000% 08/01/14	5,000,000	5,274,500
MA Health & Educational Facilities Authority
Baystate Medical Center, Series 2002 F, 5.750% 07/01/13	890,000	952,745
Boston Medical Center, Series 1998 A, Insured: MBIA 5.250% 07/01/15	2,500,000	2,534,175
Milford Regional Medical Center Issue, Series 2007 E: 5.000% 07/15/17	1,050,000	1,030,197
5.000% 07/15/22	2,500,000	2,340,175
Partners Healthcare Systems, Inc.: Series 1999 B, 5.250% 07/01/10	4,670,000	4,844,098
Series 2001 C, 5.750% 07/01/21	750,000	796,425
Series 2005 F, 5.000% 07/01/17	2,000,000	2,108,820

	Par ($)	Value ($)
Series 2007, 5.000% 07/01/18	1,950,000	2,063,782
UMass Memorial Health Care, Inc., Series 1998 A, Insured: AMBAC 5.250% 07/01/14	2,000,000	2,049,400
Hospitals Total		23,994,317
Intermediate Care Facilities – 0.4%
MA Development Finance Agency
Evergreen Center, Inc., Series 2005, 5.500% 01/01/20	1,355,000	1,308,510
Intermediate Care Facilities Total		1,308,510
Nursing Homes – 0.6%
MA Development Finance Agency
First Mortgage VOA Concord Assisted Living Inc., Series 2007: 5.000% 11/01/17	900,000	820,377
5.125% 11/01/27	1,500,000	1,260,780
Nursing Homes Total		2,081,157
Health Care Total		29,685,307
Other – 19.4%
Other – 1.6%
MA Boston Housing Authority Capital Program
Series 2008, Insured: FSA 5.000% 04/01/20	2,135,000	2,277,319
MA Development Finance Agency
Combined Jewish Philanthropies, Series 2002 A, 5.250% 02/01/22	1,000,000	1,054,440
WGBH Educational Foundation Series 2007 A, Insured: AMBAC, SPA: JP Morgan Chase Bank 6.500% 03/01/28 (a)	1,900,000	1,900,000
Other Total		5,231,759
Pool/Bond Bank – 4.5%
MA Water Pollution Abatement Revenue
Series 1995 A, 5.400% 08/01/11	25,000	25,059
Series 1999 5, 5.750% 08/01/16	95,000	99,488
Series 2001 7, 5.250% 02/01/10	2,000,000	2,099,660

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2002, 5.000% 08/01/11	1,000,000	1,071,350
Series 2004 A, 5.250% 08/01/15	3,000,000	3,358,620
Series 2005 11, 5.250% 08/01/19	4,465,000	5,026,027
Series 2006, Insured: FSA 5.250% 08/01/20	3,000,000	3,373,890
Pool/Bond Bank Total		15,054,094
Refunded/Escrowed (b) – 13.2%
MA Bay Transportation Authority
Series 2000 A, Pre-refunded 07/01/10: 5.750% 07/01/14	915,000	978,986
5.750% 07/01/18	915,000	978,986
MA College Building Authority Project Revenue
Series 1999 A, Escrowed to Maturity, Insured: MBIA (c) 05/01/28	4,000,000	1,512,960
MA Consolidated Loan
Series 2000 A, Pre-refunded 02/01/10, 5.800% 02/01/17	3,520,000	3,759,712
Series 2001 C, Pre-refunded 12/01/11, 5.375% 12/01/18	3,000,000	3,256,410
MA Development Finance Agency
Belmont Hill School, Series 1998, Pre-refunded 09/01/11, 5.000% 09/01/31	1,000,000	1,080,450
Higher Education, Smith College, Series 2000, Pre-refunded 07/01/10, 5.750% 07/01/23	2,000,000	2,158,840
MA College of Pharmacy & Allied Health Sciences, Pre-refunded 07/01/13, Series 2003 C, 6.375% 07/01/23	1,000,000	1,165,360
Western New England College, Series 2002, Pre-refunded 12/01/12, 5.875% 12/01/22	600,000	654,474

	Par ($)	Value ($)
MA Health & Educational Facilities Authority
Simmons College, Series 2003 F, Pre-refunded 10/01/13, Insured: FGIC: 5.000% 10/01/15	1,015,000	1,111,831
5.000% 10/01/17	510,000	558,654
University of Massachusetts: Series 2000 A, Pre-refunded 10/01/10, Insured: FGIC 5.875% 10/01/29	1,000,000	1,088,400
Series 2002 C, Pre-refunded 10/01/12, Insured: MBIA 5.250% 10/01/13	1,475,000	1,615,213
MA Holden
Municipal Purpose Loan, Series 2000, Pre-refunded 03/01/10, Insured: FGIC 5.750% 03/01/18	2,385,000	2,551,306
MA Port Authority
Series 1973, Escrowed to Maturity, 5.625% 07/01/12	355,000	376,701
MA Route 3 North Transit Improvement Association
Series 2000, Pre-refunded 06/15/10, Insured: MBIA: 5.375% 06/15/33	2,500,000	2,652,325
5.750% 06/15/13	1,000,000	1,068,650
5.750% 06/15/14	2,000,000	2,137,300
5.750% 06/15/15	2,000,000	2,137,300
5.750% 06/15/18	1,000,000	1,068,650
MA Sandwich
Series 2000, Pre-refunded 08/15/10, 5.750% 08/15/11	1,050,000	1,136,551
MA Special Obligation & Revenue
Consolidated Loan, Series 2002 A, Pre-refunded 06/01/12, Insured: FGIC 5.375% 06/01/19	1,125,000	1,220,771

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
MA Springfield
Municipal Purpose Loan: Series 1999, Pre-refunded 10/01/09, Insured: FSA 6.000% 10/01/16	1,000,000	1,058,430
Series 2003, Pre-refunded 01/15/13, Insured: MBIA 5.250% 01/15/15	1,500,000	1,624,335
MA Turnpike Authority
Series 1993 A, Escrowed to Maturity, 5.000% 01/01/13	250,000	262,788
MA University of Massachusetts Building Authority
Series 2003 1, Pre-refunded 11/01/13, Insured: AMBAC 5.250% 11/01/15	2,000,000	2,218,460
MA Water Pollution Abatement Revenue
Series 1993 A, Escrowed to Maturity, 5.450% 02/01/13	935,000	992,241
Series 1995 A, Escrowed to Maturity, 5.400% 08/01/11	225,000	243,691
Series 2001 7, Pre-refunded 08/01/11, 5.250% 02/01/13	250,000	267,353
MA Water Resources Authority
Series 1993 C, Escrowed to Maturity, 6.000% 12/01/11	1,220,000	1,314,050
Series 2000 D, Escrowed to Maturity, Insured: MBIA 5.500% 08/01/10	1,000,000	1,066,550
PR Commonwealth of Puerto Rico Aqueduct & Sewer Authority
Series 1995, Escrowed to Maturity, Insured: MBIA 6.000% 07/01/09	500,000	522,035
Refunded/Escrowed Total		43,839,763

	Par ($)	Value ($)
Tobacco – 0.1%
PR Commonwealth of Puerto Rico Children's Trust Fund
Tobacco Settlement Revenue, Series 2002, 5.000% 05/15/09	500,000	502,305
Tobacco Total		502,305
Other Total		64,627,921
Tax-Backed – 39.0%
Local General Obligations – 12.5%
MA Bellingham
Series 2001, Insured: AMBAC 5.250% 03/01/13	1,605,000	1,705,650
MA Boston
Metropolitan District, Series 2002 A, 5.250% 12/01/14	2,010,000	2,173,091
Series 2002 B, Insured: FGIC 5.000% 02/01/12	6,000,000	6,436,080
Series 2004 A, 5.000% 01/01/14	1,000,000	1,094,240
MA Brookline
Series 2000, 5.750% 04/01/14	1,905,000	2,025,205
MA Dudley Charlton Regional School District
Series 1999 A, Insured: FGIC 5.125% 06/15/14	2,305,000	2,506,226
MA Everett
Series 2000, Insured: MBIA 6.000% 12/15/11	2,015,000	2,237,557
MA Falmouth
Series 2002, 5.000% 02/01/11	1,450,000	1,541,017
MA Groton-Dunstable Regional School District
Series 2001, Insured: FSA 5.000% 10/15/21	1,260,000	1,318,779
MA Hopedale
Series 2004, Insured: AMBAC 5.000% 11/15/17	1,000,000	1,072,640

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
MA Lawrence
Series 2006, Insured FSA 5.000% 02/01/18	1,500,000	1,637,190
MA Lowell
Series 2002, Insured: AMBAC: 5.000% 08/01/10	1,000,000	1,048,740
5.000% 02/01/13	1,215,000	1,295,105
MA Medford
Series 2001, Insured: MBIA 5.000% 02/15/10	1,775,000	1,849,000
MA Pioneer Valley Regional School District
Series 2002, Insured: AMBAC 5.000% 06/15/12	1,000,000	1,062,170
MA Pittsfield
Series 2002, Insured: MBIA 5.000% 04/15/11	1,000,000	1,055,040
MA Plymouth
Series 2000, Insured: MBIA 5.000% 10/15/18	1,725,000	1,801,676
MA Sandwich
Series 2005, Insured: MBIA 5.000% 07/15/18	1,575,000	1,700,969
MA Springfield
Series 2007, Insured: FSA 4.500% 08/01/21	2,000,000	2,060,300
MA Westborough
Series 2003, 5.000% 11/15/16	1,000,000	1,076,200
MA Westfield
Series 2003, Insured: MBIA 5.000% 09/01/18	500,000	521,830
MA Worcester
Series 2004 A, Insured: MBIA 5.250% 08/15/13	2,810,000	3,067,789

	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Municipal Finance Agency
Series 1997 A, Insured: FSA 5.500% 07/01/17	245,000	249,190
Series 1999 A, Insured: FSA 5.500% 08/01/09	1,000,000	1,034,760
Local General Obligations Total		41,570,444
Special Non-Property Tax – 9.5%
MA Bay Transportation Authority
Series 2000 A: 5.750% 07/01/14	85,000	90,100
5.750% 07/01/18	85,000	90,100
Series 2002 A, 5.000% 07/01/11	1,000,000	1,069,690
Series 2003 A: 5.250% 07/01/11	5,000,000	5,386,200
5.250% 07/01/17	1,000,000	1,121,610
5.250% 07/01/19	625,000	700,775
Series 2004 C, 5.250% 07/01/18	1,000,000	1,123,100
Series 2005 B, Insured: MBIA 5.500% 07/01/23	2,890,000	3,280,266
Series 2006 A, 5.250% 07/01/22	3,500,000	3,901,170
Series 2008 B, 5.000% 07/01/23	910,000	986,749
MA Boston Special Obligation
Convention Center, Series 2002 A, Insured: AMBAC 5.000% 05/01/19	1,500,000	1,549,365
MA School Building Authority Dedicated Sales Tax Revenue
Series 2007 A, Insured: AMBAC 5.000% 08/15/18	5,000,000	5,435,100
MA Special Obligation & Revenue
Consolidated Loan: Series 1997 A, 5.500% 06/01/13	1,000,000	1,111,750
Series 2002 A, Insured: FGIC 5.000% 06/01/10	1,500,000	1,575,510
Series 2004 A, Insured: FGIC 5.250% 01/01/19	750,000	786,817

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2006 BB, Insured: FSA 5.250% 07/01/22	3,000,000	3,246,780
Special Non-Property Tax Total		31,455,082
State Appropriated – 1.7%
MA Development Finance Agency
Visual & Performing Arts Project, Series 2000: 5.750% 08/01/13	1,030,000	1,118,529
6.000% 08/01/17	540,000	605,399
6.000% 08/01/21	1,200,000	1,376,040
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2004 J, Insured: AMBAC 5.000% 07/01/36 (a)	2,000,000	2,065,900
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A, Insured: AMBAC 5.250% 08/01/30 (a)	500,000	515,585
State Appropriated Total		5,681,453
State General Obligations – 15.3%
MA State
Series 1997 A, Insured: AMBAC 5.750% 08/01/09	2,000,000	2,087,340
Series 2002 D, Insured: AMBAC 5.500% 08/01/18	3,500,000	3,987,410
Series 2003 D: 5.500% 10/01/17	5,000,000	5,673,100
Insured: AMBAC 5.500% 10/01/19	5,000,000	5,674,600
Insured: MBIA 5.500% 10/01/20	2,500,000	2,835,800
Series 2004 A, Insured: FSA 5.250% 08/01/20	5,000,000	5,566,550
Series 2004 B, 5.250% 08/01/20	3,000,000	3,339,930
Series 2004 C: Insured: AMBAC 5.500% 12/01/24	5,000,000	5,655,150
Insured: MBIA 5.500% 12/01/19	3,795,000	4,311,765

	Par ($)	Value ($)
Series 2006 B, Insured: FSA 5.250% 09/01/22	4,000,000	4,439,560
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2007, 6.250% 07/01/21	2,500,000	2,735,325
PR Commonwealth of Puerto Rico
Series 2004 A, 5.000% 07/01/30 (a)	1,900,000	1,942,161
Series 2006 A, 5.250% 07/01/22	850,000	852,737
Series 2007 A, 5.500% 07/01/18	1,750,000	1,821,085
State General Obligations Total		50,922,513
Tax-Backed Total		129,629,492
Transportation – 5.8%
Airports – 2.9%
MA Port Authority
Series 2005 C, Insured: AMBAC: 5.000% 07/01/15	1,500,000	1,640,505
5.000% 07/01/22	4,500,000	4,692,330
Series 2007 D, Insured: FSA 5.000% 07/01/17	3,000,000	3,283,680
Airports Total		9,616,515
Toll Facilities – 1.1%
MA Turnpike Authority
Metropolitan Highway Systems Revenue: Series 1997 A, Insured: MBIA 5.000% 01/01/37	2,000,000	2,000,900
Series 1999 A, Insured: AMBAC 5.000% 01/01/39	1,500,000	1,500,615
Toll Facilities Total		3,501,515
Transportation – 1.8%
MA Federal Highway Capital Appreciation
Series 1998 A, (c) 06/15/15	4,000,000	3,019,680
MA Federal Highway Grant Anticipation Notes
Series 2000 A, 5.750% 06/15/09	1,000,000	1,041,260

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
MA Woods Hole Martha's Vineyard & Nantucket Steamship Authority
Series 2004 B, 5.000% 03/01/18	1,900,000	2,031,309
Transportation Total		6,092,249
Transportation Total		19,210,279
Utilities – 9.0%
Joint Power Authority – 0.8%
MA Municipal Wholesale Electric Co.
Series 2001 A, Insured: MBIA 5.000% 07/01/11	2,500,000	2,645,725
Joint Power Authority Total		2,645,725
Municipal Electric – 1.1%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1997 BB, Insured: MBIA 6.000% 07/01/12	1,000,000	1,089,260
Series 2002 LL, Insured: MBIA 5.500% 07/01/17	2,400,000	2,606,712
Municipal Electric Total		3,695,972
Water & Sewer – 7.1%
MA Water Resource Authority
Series 1993 C, 6.000% 12/01/11	780,000	842,369
Series 1998 B, Insured: FSA 5.500% 08/01/15	1,165,000	1,317,265
Series 2002 J, Insured: FSA: 5.250% 08/01/14	2,870,000	3,186,274
5.250% 08/01/15	3,000,000	3,344,340
5.250% 08/01/18	1,000,000	1,113,760
Series 2005 A, Insured: MBIA 5.250% 08/01/17	6,000,000	6,681,420
Series 2007 B, Insured: FSA 5.250% 08/01/23	5,500,000	6,047,250

	Par ($)	Value ($)
Puerto Rico Commonwealth Aqueduct And Sewer Authority Revenue
Refunding Senior Lien Series A Insured: Assured Guaranty Corp. 5.000% 07/01/16	1,000,000	1,069,050
Water & Sewer Total		23,601,728
Utilities Total		29,943,425
Total Municipal Bonds (cost of $315,349,732)		322,474,886
	Shares
Investment Company – 0.4%
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 2.560%)	1,446,335	1,446,335
Total Investment Company (cost of $1,446,335)		1,446,335
Short-Term Obligations – 1.6%
	Par ($)
Variable Rate Demand Notes (d) – 1.6%
MA Central Artery
Series 2000 B, SPA: State Street Bank & Trust Co. 2.600% 12/01/30	300,000	300,000
MA Development Finance Agency
Harvard University, Series 2006 B-1, 2.400% 07/15/36	100,000	100,000
MA Health & Educational Facilities Authority
Harvard University, Series 1999 R, 2.000% 11/01/49	300,000	300,000
Partners Healthcare Systems, Inc., Series 2003 D-5, 2.320% 07/01/17	1,100,000	1,100,000
Series 1985 D, Insured: MBIA, SPA: State Street Bank & Trust Co. 2.850% 01/01/35	2,920,000	2,920,000

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Short-Term Obligations (continued)
	Par ($)	Value ($)
MO Development Finance Board
The Nelson Gallery Foundation, Series 2001 B, Insured: MBIA, SPA: JPMorgan Chase Bank 2.700% 12/01/31	500,000	500,000
Variable Rate Demand Notes Total		5,220,000
Total Short-Term Obligations (cost of $5,220,000)		5,220,000
Total Investments – 99.0% (cost of $322,016,067)(e)		329,141,221
Other Assets & Liabilities, Net – 1.0%		3,348,549
Net Assets – 100.0%		332,489,770

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at April 30, 2008.

(b)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)  Zero coupon bond.

(d)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at April 30, 2008.

(e)  Cost for federal income tax purposes is $321,970,366.

At April 30, 2008, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source	% of Net Assets
Tax-Backed	39.0
Other	19.4
Education	14.9
Utilities	9.0
Health Care	8.9
Transportation	5.8
97.0
Investment Company	0.4
Short-Term Obligations	1.6
Other Assets & Liabilities, Net	1.0
100.0

Acronym	Name
AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

MBIA	MBIA Insurance Corp.

SPA	Stand-by-Purchase Agreement

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia New Jersey Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds – 96.6%
	Par ($)	Value ($)
Education – 4.7%
Education – 4.7%
NJ Educational Facilities Authority
Drew University, Series 2003 A, Insured: FGIC 5.250% 07/01/20	1,000,000	1,081,820
Georgian Court University Series 2007 D, 5.250% 07/01/27	500,000	493,420
Rowan University, Series 2008 B, Insured: Assured GTY 5.000% 07/01/23	750,000	795,375
Seton Hall University Project, Series 2001 A, Insured: AMBAC 5.250% 07/01/16	200,000	210,128
Stevens Institute of Technology, Series 1998 I, 5.000% 07/01/09	110,000	111,376
NJ Rutgers State University
Series 1997 U, 5.000% 05/01/14	500,000	505,915
Education Total		3,198,034
Education Total		3,198,034
Health Care – 5.8%
Continuing Care Retirement – 1.5%
NJ Economic Development Authority
Lutheran Social Ministries, Series 2005, 5.100% 06/01/27	675,000	618,671
Marcus L. Ward Home, Series 2004, 5.750% 11/01/24	400,000	402,152
Continuing Care Retirement Total		1,020,823
Hospitals – 4.3%
NJ Economic Development Authority
University of Medicine and Dentistry of New Jersey, Series 2000, Insured: AMBAC 5.500% 06/01/09	315,000	324,142
NJ Health Care Facilities Financing Authority
Children's Specialized Hospital, Series 2005 A, 5.000% 07/01/18	575,000	559,331

	Par ($)	Value ($)
Hackensack University Medical Center: Series 1998 A, Insured: MBIA 5.000% 01/01/18	500,000	502,585
Series 2000: 5.700% 01/01/11	500,000	522,630
5.875% 01/01/15	500,000	517,750
South Jersey Hospital, Series 2006, 5.000% 07/01/20	500,000	508,350
Hospitals Total		2,934,788
Health Care Total		3,955,611
Housing – 1.2%
Multi-Family – 1.2%
NJ Housing & Mortgage Finance Agency
Multi-Family Housing: Series 2000 B, Insured: FSA 6.050% 11/01/17	165,000	169,752
Series 2000 E-2, Insured: FSA 5.750% 11/01/25	135,000	137,581
NJ Middlesex County Improvement Authority
Student Housing Urban Renewal, Series 2004 A, 5.000% 08/15/18	500,000	505,070
Multi-Family Total		812,403
Housing Total		812,403
Industrials – 0.4%
Oil & Gas – 0.4%
TN Energy Acquisition Corp.
Series 2006, 5.250% 09/01/22	300,000	293,478
Oil & Gas Total		293,478
Industrials Total		293,478
Other – 23.2%
Pool/Bond Bank – 1.4%
NJ Environmental Infrastructure Trust
Series 1998, Insured: FGIC 5.000% 04/01/12	500,000	510,725

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
NJ Monmouth County Improvement Authority
Series 1995, Insured: FSA 5.450% 07/15/13	305,000	306,821
Series 2000, Insured: AMBAC 5.000% 12/01/12	110,000	114,712
Pool/Bond Bank Total		932,258
Refunded/Escrowed (a) – 20.3%
NJ Atlantic County Improvement Authority
Series 1985, Escrowed to Maturity, Insured: MBIA 7.375% 07/01/10	170,000	179,398
NJ Bayonne Municipal Utilities Authority
Series 1997, Escrowed to Maturity, Insured: MBIA 5.000% 01/01/12	500,000	521,705
NJ Burlington County Bridge Commissioner
Series 2002, Pre-refunded 08/15/12, 5.250% 08/15/18	1,130,000	1,235,904
NJ Cherry Hill Township
Series 1999, Pre-refunded 07/15/09, Insured: FGIC 5.250% 07/15/19	500,000	518,345
NJ Delaware River and Bay Authority
Series 2000 A, Pre-refunded 01/01/10, Insured: AMBAC 5.400% 01/01/14	250,000	264,765
NJ Economic Development Authority
School Facilities Construction, Series 2001 A, Pre-refunded 06/15/11, Insured: AMBAC 5.250% 06/15/18	200,000	215,204
NJ Educational Facilities Authority
Princeton University, Series 1999 B, Pre-refunded 07/01/09, 5.125% 07/01/19	1,000,000	1,034,260

	Par ($)	Value ($)
Rowan University, Series 2000 B, Pre-refunded 07/01/10, Insured: FGIC 5.250% 07/01/19	250,000	263,552
Stevens Institute of Technology: Series 1998 I, Pre-refunded 07/01/08, 5.000% 07/01/09	90,000	91,326
Series 2002 C, Escrowed to Maturity 5.000% 07/01/10	1,120,000	1,178,486
William Paterson University, Series 2000 A, Pre-refunded 07/01/10, Insured: FGIC 5.375% 07/01/21	500,000	528,415
NJ Environmental Infrastructure Trust
Series 2000 A, Pre-refunded 09/01/10, 5.250% 09/01/20	500,000	536,225
NJ Essex County Improvement Authority
Lease Revenue, Series 2000, Pre-refunded 10/01/10, Insured: FGIC 5.250% 10/01/11	500,000	531,105
NJ Highway Authority
Garden State Parkway: Series 1989, Escrowed to Maturity, 6.000% 01/01/19	1,000,000	1,161,330
Series 1999, Pre-refunded 01/01/10, Insured: FGIC 5.600% 01/01/17	300,000	318,744
NJ Monmouth County Improvement Authority
Series 2000, Pre-refunded 12/01/10, Insured: AMBAC 5.000% 12/01/12	390,000	414,059
NJ Randolph Township School District
Series 1998, Pre-refunded 08/01/08, Insured: FGIC 5.000% 08/01/15	500,000	503,670

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
NJ State
Certificates of Participation, Series 1998 A, Escrowed to Maturity, Insured: AMBAC 5.000% 06/15/14	500,000	549,740
NJ Tobacco Settlement Financing Corp.
Series 2002, Pre-refunded 06/01/12, 5.375% 06/01/18	1,000,000	1,086,330
NJ Transportation Trust Fund Authority
Transportation Systems, Series 1999 A, Escrowed to Maturity, 5.750% 06/15/15	1,000,000	1,149,660
NJ Trenton
Series 2000, Pre-refunded 03/01/09, Insured: FGIC 5.700% 03/01/19	250,000	259,848
NJ Turnpike Authority
Series 2000 A, Pre-refunded 01/01/10, Insured: MBIA 5.750% 01/01/19	295,000	310,968
NJ Vernon Township Board of Education
Series 1999, Pre-refunded 12/01/09, Insured: FGIC 5.375% 12/01/19	300,000	314,310
NJ West Deptford Township
Series 2000, Pre-refunded 09/01/10, Insured: FGIC 5.500% 09/01/20	400,000	427,456
NJ West Orange Board of Education
Certificates of Participation, Series 1999, Pre-refunded 10/01/09, Insured: MBIA 5.625% 10/01/29	250,000	264,175
Refunded/Escrowed Total		13,858,980

	Par ($)	Value ($)
Tobacco – 1.5%
NJ Tobacco Settlement Financing Corp.
Series 2007 1-A, 4.625% 06/01/26	750,000	638,565
Series 2007, 4.500% 06/01/23	460,000	416,305
Tobacco Total		1,054,870
Other Total		15,846,108
Other Revenue – 1.1%
Hotels – 1.1%
NJ Middlesex County Import Authority
Heldrich Associates, Series 2005 A, 5.000% 01/01/20	815,000	739,588
Hotels Total		739,588
Other Revenue Total		739,588
Tax-Backed – 44.7%
Local Appropriated – 4.9%
NJ Bergen County Improvement Authority
Series 2005, 5.000% 11/15/23	1,000,000	1,088,230
NJ Camden County Improvement Authority
Series 2006, Insured: AMBAC 4.000% 09/01/21	1,140,000	1,121,771
NJ East Orange Board of Education
Certificates of Participation, Series 1998, Insured: FSA (b) 02/01/18	1,000,000	652,250
NJ Essex County Improvement Authority
Series 1996, Insured: AMBAC 5.000% 12/01/08	250,000	253,063
NJ Middlesex County
Certificates of Participation, Series 2001, Insured: MBIA 5.500% 08/01/17	250,000	266,110
Local Appropriated Total		3,381,424

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Local General Obligations – 18.2%
NJ Atlantic City
Series 2008 5.500% 02/15/18	500,000	535,690
NJ Board of Education
Tom Rivers School District, Series 2007, Insured: MBIA 4.500% 01/15/20	500,000	520,070
NJ Cherry Hill Township
Series 1999 B, 5.250% 07/15/11	500,000	538,545
NJ Flemington Raritan Regional School District
Series 2000, Insured: FGIC 5.700% 02/01/15	400,000	453,420
NJ Freehold Regional High School District
Series 2001, Insured: FGIC 5.000% 03/01/20	1,205,000	1,293,881
NJ Greenwich Township Board of Education
Series 1998, Insured: FSA: 5.000% 01/15/13	165,000	165,314
5.000% 01/15/14	250,000	250,475
NJ Manalapan Englishtown Regional Board of Education
Series 2004, Insured: FGIC 5.750% 12/01/20	1,325,000	1,522,875
NJ Mercer County Improvement Authority
Series 1998 B, Insured: FGIC 5.000% 02/15/14	250,000	252,868
NJ Middlesex County
Certificates of Participation, Series 2001, Insured: MBIA 5.000% 08/01/12	500,000	528,475
Series 1998, 5.000% 10/01/09	500,000	520,095
NJ Parsippany-Troy Hills Township
Series 1997, Insured: MBIA 5.000% 12/01/15	500,000	510,840

	Par ($)	Value ($)
NJ Passaic County
Series 2003, Insured: FSA 5.200% 09/01/16	1,500,000	1,687,185
NJ Summit
Series 2001, 5.250% 06/01/16	1,205,000	1,358,601
NJ Union County
General Improvement, Series 1999, 5.125% 02/01/16	250,000	259,537
NJ Washington Township Board of Education Mercer County
Series 2005, Insured: FSA: 5.250% 01/01/26	1,330,000	1,467,761
5.250% 01/01/28	500,000	549,265
Local General Obligations Total		12,414,897
Special Non-Property Tax – 4.9%
IL Dedicated Tax Capital Appreciation
Series 1990, Insured: AMBAC (b) 12/15/17	3,000,000	1,952,970
NJ Economic Development Authority
Series 2004 A, 5.500% 06/15/24	750,000	725,055
Series 2004, Insured: MBIA (b) 07/01/21	1,255,000	658,298
Special Non-Property Tax Total		3,336,323
Special Property Tax – 0.5%
NJ Economic Development Authority
Series 2007 5.125% 06/15/27	400,000	376,056
Special Property Tax Total		376,056
State Appropriated – 14.3%
NJ Economic Development Authority
Series 2000, Insured: AMBAC 5.250% 06/15/08	250,000	251,070
Series 2001 C, Insured: AMBAC 5.500% 06/15/12	500,000	544,960
Series 2005 A, Insured: FSA 5.000% 03/01/19	2,000,000	2,118,480

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
NJ Educational Facilities Authority
Series 2001 A, 5.000% 03/01/15	1,855,000	1,943,836
NJ Health Care Facilities Financing Authority
Series 2005, Insured: AMBAC 5.000% 09/15/13	970,000	1,040,102
NJ Sports & Exposition Authority
Series 2000 C, 5.000% 03/01/11	500,000	529,428
NJ State
Certificates of Participation, Series 2008 A, 5.000% 06/15/21	250,000	256,298
NJ Transportation Trust Fund Authority
Series 1999 A, 5.625% 06/15/12	400,000	437,240
Series 2003 A, Insured: AMBAC 5.500% 12/15/15	1,000,000	1,125,880
Series 2005 B, Insured: AMBAC 5.250% 12/15/23	1,000,000	1,084,630
Series 2006 C, Insured: AMBAC (b) 12/15/24	1,000,000	440,690
State Appropriated Total		9,772,614
State General Obligations – 1.9%
PR Commonwealth of Puerto Rico Aqueduct & Sewer Authority
Capital Appreciation, Series 1998, Insured: MBIA 6.000% 07/01/16	250,000	279,730
Series 2004 A, 5.000% (c) 07/01/30	1,000,000	1,022,190
State General Obligations Total		1,301,920
Tax-Backed Total		30,583,234
Transportation – 3.7%
Toll Facilities – 2.1%
NJ Turnpike Authority
Series 2004 B, Insured: AMBAC (d) 01/01/35 (5.150% 01/01/15)	500,000	359,495

	Par ($)	Value ($)
PA Delaware River Joint Toll Bridge Commission
Series 2003, 5.250% 07/01/11	1,000,000	1,068,750
Toll Facilities Total		1,428,245
Transportation – 1.6%
NJ Transit Corp.
Certificates of Participation, Series 2002 A, Insured: AMBAC 5.500% 09/15/15	1,000,000	1,104,680
Transportation Total		1,104,680
Transportation Total		2,532,925
Utilities – 11.8%
Municipal Electric – 1.5%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1998 DD, Insured: FSA 5.250% 07/01/15	250,000	255,073
Series 2003 NN, Insured: MBIA 5.250% 07/01/19	750,000	800,947
Municipal Electric Total		1,056,020
Water & Sewer – 10.3%
NJ Bergen County Improvement Authority
Series 2008, 5.000% 12/15/26	500,000	525,945
NJ Cape May County Municipal Utilities Sewer Authority
Series 2002 A, Insured: FSA 5.750% 01/01/16	1,000,000	1,147,970
NJ Jersey City Municipal Utilities Authority
Series 2007 , Insured: FGIC 5.250% 01/01/19	1,000,000	1,094,900
NJ Middlesex County Utilities Authority
Series 2007, Insured: FSA 5.000% 12/15/15	500,000	551,660
NJ North Hudson Sewerage Authority
Sewer Revenue, Series 2006 A, Insured: MBIA 5.125% 08/01/17	600,000	660,072

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
NJ North Jersey District Water Supply Commission
Series 1997 A, Insured: MBIA 5.000% 11/15/10	500,000	505,890
NJ Ocean County Utilities Authority
Wastewater Revenue, Series 2001, 5.250% 01/01/18	1,000,000	1,050,920
NJ Rahway Valley Sewerage Authority
Series 2005 A, Insured: MBIA (b) 09/01/25	1,000,000	415,840
NJ Southeast Morris County Municipal Utilities Authority
Series 2001, Insured: MBIA 5.000% 01/01/10	1,055,000	1,097,295
Water & Sewer Total		7,050,492
Utilities Total		8,106,512
Total Municipal Bonds (cost of $64,602,298)		66,067,893
	Shares
Investment Company – 1.0%
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 2.560%)	703,060	703,060
Total Investment Company (cost of $703,060)		703,060
Short-Term Obligations – 1.5%
	Par ($)
Variable Rate Demand Notes (e) – 1.5%
FL Orange County School Board
Series 2007 C, Insured: MBIA, SPA: JPMorgan Chase Bank 2.850% 08/01/22	100,000	100,000
TX Bell County Health Facilities Development Corp.
Scott & White Memorial Hospital, Series 2001 1, Insured: MBIA, SPA: JPMorgan Chase Bank 2.700% 08/15/31	80,000	80,000

	Par ($)	Value ($)
TX Harris County Health Facilities Development Corp.
Texas Children's Hospital, Series 1999 B-1, Insured: MBIA, SPA: JPMorgan Chase Bank 2.600% 10/01/29	800,000	800,000
Variable Rate Demand Notes Total		980,000
Total Short-Term Obligations (cost of $980,000)		980,000
Total Investments – 99.1% (cost of $66,285,358)(f)		67,750,953
Other Assets & Liabilities, Net – 0.9%		644,629
Net Assets – 100.0%		68,395,582

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Zero coupon bond.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at April 30, 2008.

(d)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(e)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at April 30, 2008.

(f)  Cost for federal income tax purposes is $66,264,408.

At April 30, 2008, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source	% of Net Assets
Tax-Backed	44.7
Other	23.2
Utilities	11.8
Health Care	5.8
Education	4.7
Transportation	3.7
Housing	1.2
Other Revenue	1.1
Industrials	0.4
96.6
Investment Company	1.0
Short-Term Obligations	1.5
Other Assets & Liabilities, Net	0.9
100.0

Acronym	Name
AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

MBIA	MBIA Insurance Corp.

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia New York Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds – 93.9%
	Par ($)	Value ($)
Education – 10.4%
Education – 9.8%
NY Dormitory Authority
Barnard College, Series 2007 A, Insured: FGIC 5.000% 07/01/18	1,745,000	1,819,843
Brooklyn Law School, Series 2003 A, Insured: RAD 5.250% 07/01/10	500,000	516,410
Mount Sinai School of Medicine, Series 1995 B, Insured: MBIA 5.700% 07/01/11	995,000	1,026,183
New York University: Series 1998 A, Insured: MBIA: 5.750% 07/01/20	2,000,000	2,316,700
6.000% 07/01/17	2,475,000	2,915,154
Series 2001 1, Insured: AMBAC 5.500% 07/01/15	1,205,000	1,361,469
Series 2001 2, Insured: AMBAC 5.500% 07/01/21	900,000	945,783
St. John's University, Series 2007 C, Insured: MBIA 5.250% 07/01/22	2,000,000	2,131,960
NY Dutchess County Industrial Development Agency
Bard College, Series 2007, 5.000% 08/01/20	375,000	389,614
NY Erie County Industrial Development Agency
City School District Buffalo Project, Series 2008 A, Insured: FSA 5.000% 05/01/18	1,000,000	1,094,460
NY Oneida County Industrial Development Agency
Hamilton College, Series 2007 A, Insured: MBIA: (a) 07/01/18	500,000	317,340
(a) 07/01/20	1,000,000	566,270
Education Total		15,401,186

	Par ($)	Value ($)
Prep School – 0.6%
NY New York City Industrial Development Agency
Trinity Episcopal School Corp., Series 1997, Insured: MBIA 5.250% 06/15/17	1,000,000	1,021,840
Prep School Total		1,021,840
Education Total		16,423,026
Health Care – 10.4%
Continuing Care Retirement – 0.2%
NY Suffolk County Industrial Development Agency
Active Retirement Community, Series 2006, 5.000% 11/01/28	335,000	301,617
Continuing Care Retirement Total		301,617
Hospitals – 9.0%
NY Albany Industrial Development Agency
Saint Peter's Hospital, Series 2008 E, 5.250% 11/15/22	500,000	501,850
NY Dormitory Authority
Kaleida Health, Series 2006, Insured: FHA 4.600% 08/15/27	2,000,000	1,885,500
Long Island Jewish Medical Center, Series 2003, 5.000% 05/01/11	820,000	862,107
New York Hospital Medical Center Queens, Series 2007, Insured: FHA 4.650% 08/15/27	1,000,000	978,490
New York Methodist Hospital, Series 2004, 5.250% 07/01/24	1,000,000	992,390
North Shore Long Island Jewish Health: Series 2006 A, 5.000% 11/01/19	1,000,000	1,015,920
Series 2007 A,
5.000% 05/01/24	1,310,000	1,323,244
Orange Regional Medical Center, Series 2008, 6.125% 12/01/29(b)	850,000	844,509

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Presbyterian Hospital, Series 2007, Insured: FSA 5.250% 08/15/23	250,000	261,552
White Plains Hospital, Series 2004, Insured: FHA 4.625% 02/15/18	635,000	663,861
NY Madison County Industrial Development Agency
Oneida Health Systems, Inc., Series 2007, 5.250% 02/01/27	675,000	632,833
NY Monroe County Industrial Development Agency
Series 2005, 5.000% 08/01/22	700,000	684,593
NY New York City Health & Hospital Corp.
Series 2003 A, Insured: AMBAC 5.000% 02/15/11	2,000,000	2,101,940
NY Saratoga County Industrial Development Agency
Saratoga Hospital: Series 2004 A, 5.000% 12/01/13	485,000	503,634
Series 2007 B:
5.000% 12/01/22	500,000	489,840
5.125% 12/01/27	500,000	482,310
Hospitals Total		14,224,573
Nursing Homes – 1.2%
NY Amherst Industrial Development Agency
Beechwood Health Care Center, Inc., Series 2007, 4.875% 01/01/13	500,000	495,155
NY Dormitory Authority
AIDS Long Term Health Care Facility, Series 2005, Insured: SONYMA 5.000% 11/01/12	500,000	521,385
Gurwin Nursing Home, Series 2005 A, Insured: FHA 4.400% 02/15/20	865,000	879,229
Nursing Homes Total		1,895,769
Health Care Total		16,421,959

	Par ($)	Value ($)
Housing – 0.9%
Single-Family – 0.9%
NY Mortgage Agency Revenue
Series 2000 96,
5.200% 10/01/14	350,000	352,492
Series 2005 128,
4.350% 10/01/16	1,000,000	1,039,640
Single-Family Total		1,392,132
Housing Total		1,392,132
Industrials – 0.5%
Oil & Gas – 0.5%
TN Energy Acquisition Corp.
Series 2006,
5.250% 09/01/22	750,000	733,695
Oil & Gas Total		733,695
Industrials Total		733,695
Other – 23.9%
Other – 0.7%
NY New York City Industrial Development Agency
United Jewish Appeal,
Series 2004 A, 5.000% 07/01/27	625,000	640,956
NY Westchester County Industrial Development Agency
Guiding Eyes for the Blind,
Series 2004, 5.375% 08/01/24	500,000	498,615
Other Total		1,139,571
Refunded/Escrowed(c) – 22.6%
NY Dormitory Authority
City University Systems Consolidated 4th Generation,
Series 2001 A, Pre-refunded 07/01/11, Insured: FGIC 5.500% 07/01/16	2,280,000	2,477,653
Columbia University,
Series 2002 B, Pre-refunded 07/01/12, 5.375% 07/01/15	1,000,000	1,097,320

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Memorial Sloan-Kettering Cancer Center,
Series 2003, Escrowed to Maturity, Insured: MBIA (a) 07/01/25	3,750,000	1,680,525
University Dormitory Facilities:
Series 2000 A, Pre-refunded 07/01/10, 6.000% 07/01/30	1,000,000	1,086,230
Series 2002,
Pre-refunded 07/01/12, 5.375% 07/01/19	1,130,000	1,239,045
NY Environmental Facilities Corp.
New York City Municipal Water,
Series 1994 A, Escrowed to Maturity, 5.750% 06/15/12	1,815,000	2,016,247
NY Long Island Power Authority
Electric Systems,
Series 1998 A, Escrowed to Maturity, Insured: FSA 5.500% 12/01/13	2,000,000	2,230,500
Series 2003 C,
Pre-refunded 09/01/13, 5.500% 09/01/21	1,000,000	1,120,650
NY Metropolitan Transportation Authority
Series 1996 A,
Pre-refunded 10/01/10, Insured: MBIA 5.500% 04/01/16	1,000,000	1,071,940
Series 1998 A,
Pre-refunded 10/01/15, Insured: FGIC 5.000% 04/01/23	2,000,000	2,214,460
Transportation Facilities,
Series 1999 A, Pre-refunded 07/01/09, 6.000% 07/01/19	2,000,000	2,085,780
NY New York City Transitional Finance Authority
Series 2000 C,
Pre-refunded 05/01/10, 5.500% 11/01/29	3,000,000	3,213,660
NY New York
Series 2003 J,
Pre-refunded 06/01/13, 5.500% 06/01/16	1,085,000	1,210,686
NY Onondaga County
Series 1992,
Economically Defeased to Maturity, 5.875% 02/15/10	285,000	302,696

	Par ($)	Value ($)
NY Thruway Authority
Highway & Bridge Trust Fund,
Series 2000 B-1: Escrowed to Maturity, Insured: FGIC 5.500% 04/01/10	1,535,000	1,626,087
Pre-refunded 04/01/10,
Insured: FGIC 5.750% 04/01/16	2,000,000	2,147,140
Second General Highway & Bridge,
Series 2003 A, Pre-refunded 04/01/13, Insured: MBIA 5.250% 04/01/17	1,750,000	1,927,538
NY Triborough Bridge & Tunnel Authority
Series 1991 X,
Escrowed to Maturity, 6.625% 01/01/12	300,000	332,967
Series 1992 Y,
Escrowed to Maturity: 5.500% 01/01/17	2,000,000	2,194,140
6.000% 01/01/12	750,000	801,653
Series 1999 B,
Pre-refunded 01/01/22, 5.500% 01/01/30	2,000,000	2,243,300
PA Elizabeth Forward School District
Series 1994 B,
Escrowed to Maturity, Insured: MBIA (a) 09/01/20	2,210,000	1,285,645
Refunded/Escrowed Total		35,605,862
Tobacco – 0.6%
PR Commonwealth of Puerto Rico
Children's Trust Fund,
Series 2002, 5.000% 05/15/08	1,000,000	1,000,150
Tobacco Total		1,000,150
Other Total		37,745,583
Other Revenue – 0.6%
Recreation – 0.6%
NY New York City Industrial Development Agency
YMCA of Greater New York,
Series 2006, 5.000% 08/01/26	1,000,000	1,010,710
Recreation Total		1,010,710
Other Revenue Total		1,010,710

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Resource Recovery – 0.9%
Disposal – 0.9%
NY Hempstead Town Industrial Development Authority
America Fuel Co.,
Series 2001, 5.000% 12/01/10	1,500,000	1,494,585
Disposal Total		1,494,585
Resource Recovery Total		1,494,585
Tax-Backed – 37.1%
Local Appropriated – 1.0%
NY Dormitory Authority
Court Facilities,
Series 2003 A, 5.250% 05/15/11	1,500,000	1,597,530
Local Appropriated Total		1,597,530
Local General Obligations – 15.1%
NY Albany County
Series 2006,
Insured: XLCA 4.125% 09/15/20	1,000,000	988,500
NY Monroe County Public Improvement
Series 1992,
Insured: MBIA 6.100% 03/01/09	15,000	15,188
Series 1996,
Insured: MBIA 6.000% 03/01/16	1,210,000	1,412,070
NY New York City
Series 1998 F,
Insured: MBIA (a) 08/01/08	2,060,000	2,048,629
Series 1998 G,
Insured: MBIA (a) 08/01/08	2,500,000	2,486,200
Series 2001 F,
5.000% 08/01/09	1,000,000	1,031,520
Series 2003 J,
5.500% 06/01/16	165,000	179,510
Series 2004 B,
5.250% 08/01/15	2,000,000	2,166,060
Series 2005 G,
5.250% 08/01/16	500,000	547,025
Series 2006 J,
5.000% 06/01/17	1,350,000	1,440,423
Series 2007 C,
4.250% 01/01/27	800,000	752,688

	Par ($)	Value ($)
Series 2007 D,
5.000% 02/01/24	2,000,000	2,064,240
Series 2007 D-1,
5.000% 12/01/21	2,000,000	2,093,120
NY Onondaga County
Series 1992,
5.875% 02/15/10	215,000	228,427
NY Orange County
Series 2005 A,
5.000% 07/15/18	1,500,000	1,661,625
NY Orleans County
Series 1989,
6.500% 09/15/08	100,000	101,586
NY Red Hook Central School District
Series 2002,
Insured: FSA 5.125% 06/15/17	890,000	946,684
NY Rensselaer County
Series 1998 A,
Insured: AMBAC 5.250% 06/01/11	545,000	583,717
NY Sachem Central School District of Holbrook
Series 2006,
Insured: FGIC 4.250% 10/15/24	1,000,000	981,400
NY Somers Central School District
Series 2006,
Insured: MBIA: 4.000% 12/01/21	500,000	497,960
4.000% 12/01/22	500,000	491,840
NY Three Village Central School District
Series 2005,
Insured: FGIC 5.000% 06/01/18	1,000,000	1,095,600
Local General Obligations Total		23,814,012
Special Non-Property Tax – 7.1%
NY Dormitory Authority
Series 2005 B,
Insured: AMBAC 5.500% 03/15/26	1,000,000	1,110,110
NY Environmental Facilities Corp.
Series 2004 A,
Insured: FGIC 5.000% 12/15/24	2,000,000	2,069,380
NY Local Government Assistance Corp.
Series 1993 E,
6.000% 04/01/14	3,540,000	3,897,717
Series 2003 A-2,
5.000% 04/01/09	1,000,000	1,029,500

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
NY Metropolitan Transportation Authority
Series 2004 A,
Insured: FGIC 5.250% 11/15/18	800,000	891,504
NYThruway Authority
Series 2007,
5.000% 03/15/22	1,000,000	1,062,220
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2006 BB,
Insured: FSA 5.250% 07/01/22	1,000,000	1,082,260
Special Non-Property Tax Total		11,142,691
Special Property Tax – 0.4%
NY New York City Industrial Development Agency
Series 2006,
Insured: AMBAC 5.000% 01/01/23	625,000	639,081
Special Property Tax Total		639,081
State Appropriated – 12.9%
NY Dormitory Authority
4201 Schools Program, Series 2000, 6.250% 07/01/20	1,685,000	1,802,006
City University,
Series 2002 B, Insured: AMBAC 5.250% 11/15/26(d)	1,500,000	1,591,890
Consolidated 2nd Generation,
Series 2000 A, Insured: AMBAC 6.125% 07/01/13	2,000,000	2,144,600
Consolidated 3rd Generation,
Series 2003 1, 5.250% 07/01/11	1,000,000	1,072,830
Series 1993 A,
5.250% 05/15/15	2,000,000	2,154,240
Series 2005 A,
Insured: FGIC 5.500% 05/15/21	1,000,000	1,114,160
State University,
Series 2000 C, Insured: FSA 5.750% 05/15/17	1,250,000	1,447,663
NY Housing Finance Agency
Series 2003 K,
5.000% 03/15/10	1,485,000	1,545,781

	Par ($)	Value ($)
NY Thruway Authority
Local Highway & Bridge:
Series 2001, 5.250% 04/01/11	2,000,000	2,140,460
Series 2002,
5.250% 04/01/09	1,500,000	1,547,370
NY Urban Development Corp.
Series 2002 A,
5.000% 01/01/17	2,000,000	2,086,620
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A,
5.750% 08/01/27(d)	1,675,000	1,733,357
State Appropriated Total		20,380,977
State General Obligations – 0.6%
PR Commonwealth of Puerto Rico Aqueduct & Sewer Authority
Series 2004 A,
5.000% 07/01/30(d)	1,000,000	1,022,190
State General Obligations Total		1,022,190
Tax-Backed Total		58,596,481
Transportation – 4.7%
Ports – 1.0%
NY Port Authority of New York & New Jersey
Series 2004,
Insured: XLCA 5.000% 09/15/28	1,500,000	1,538,190
Ports Total		1,538,190
Toll Facilities – 1.7%
NY Thruway Authority
Second General Highway & Bridge Trust Fund,
Series 2005 A, Insured: MBIA 5.000% 04/01/22	500,000	521,945
NY Triborough Bridge & Tunnel Authority
Series 2006 A,
5.000% 11/15/19	2,000,000	2,145,560
Toll Facilities Total		2,667,505
Transportation – 2.0%
NY Metropolitan Transportation Authority
Series 2005 B,
Insured: AMBAC 5.250% 11/15/24	750,000	802,410

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2005 C,
5.000% 11/15/16	750,000	808,643
Series 2006 B,
5.000% 11/15/16	1,500,000	1,617,285
Transportation Total		3,228,338
Transportation Total		7,434,033
Utilities – 4.5%
Municipal Electric – 3.2%
NY Long Island Power Authority
Series 2003 A,
5.000% 06/01/09	2,000,000	2,055,800
Series 2006 F,
Insured: MBIA 4.000% 05/01/21	1,500,000	1,440,060
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1997 BB,
Insured: MBIA 6.000% 07/01/12	1,000,000	1,089,260
Series 2003 NN,
Insured: MBIA 5.250% 07/01/19	500,000	533,965
Municipal Electric Total		5,119,085
Water & Sewer – 1.3%
NY Environmental Facilities Corp.
New York City Municipal Water,
Series 1994 2, 5.750% 06/15/12	185,000	204,693
NY Western Nassau County Water Authority
Series 2005,
Insured: AMBAC 5.000% 05/01/22	1,765,000	1,823,934
Water & Sewer Total		2,028,627
Utilities Total		7,147,712
Total Municipal Bonds (cost of $144,495,744)		148,399,916
	Shares
Investment Company – 5.1%
Dreyfus Tax-Exempt Cash
Management Fund (7 day yield of 2.560%)	8,013,576	8,013,576
Total Investment Company (cost of $8,013,576)		8,013,576

Short-Term Obligations – 0.8%
	Par ($)	Value ($)
Variable Rate Demand Notes (e) – 0.8%
NY New York City
Series 1993 A-8,
LOC: JPMorgan Chase Bank, 2.290% 08/01/17	200,000	200,000
Series 1993 B-3,
LOC: JPMorgan Chase Bank, 2.470% 08/15/18	100,000	100,000
Series 1993 C,
LOC: JPMorgan Chase Bank, 2.470% 10/01/23	100,000	100,000
Series 1994 B,
Insured: MBIA, SPA: Landesbank Hessen-Thuringen 2.650% 08/15/23	300,000	300,000
Series 1994 H-2,
Insured: MBIA, SPA: Wachovia Bank N.A. 2.600% 08/01/13	500,000	500,000
Series 1994 H-3,
Insured: FSA SPA: State Street Bank & Trust Co. 2.350% 08/01/21	100,000	100,000
Variable Rate Demand Notes Total		1,300,000
Total Short-Term Obligations (cost of $1,300,000)		1,300,000
Total Investments – 99.8% (cost of $153,809,320)(f)		157,713,492
Other Assets & Liabilities, Net – 0.2%		274,013
Net Assets – 100.0%		157,987,505

Notes to Investment Portfolio:

(a)  Zero coupon bond.

(b)  Security purchased on a delayed delivery basis.

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at April 30, 2008.

(e)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at April 30, 2008.

(f)  Cost for federal income tax purposes is $153,755,947.

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

At April 30, 2008, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source	% of Net Assets
Tax-Backed	37.1
Other	23.9
Education	10.4
Health Care	10.4
Transportation	4.7
Utilities	4.5
Housing	0.9
Resource Recovery	0.9
Other Revenue	0.6
Industrials	0.5
93.9
Investment Company	5.1
Short-Term Obligations	0.8
Other Assets & Liabilities, Net	0.2
100.0

Acronym	Name
AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FSA	Financial Security Assurance, Inc.

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

RAD	Radian Asset Assurance, Inc.

SONYMA	State of New York Mortgage Agency

SPA	Stand by Purchase Agreement

XLCA	XL Capital Assurance, Inc.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Rhode Island Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds – 98.4%
	Par ($)	Value ($)
Education – 16.7%
Education – 15.8%
PR Commonwealth of Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities
Universidad Interamericana de Puerto Rico, Inc.,
Series 1998 A, Insured: MBIA: 5.250% 10/01/12	360,000	374,713
5.375% 10/01/13	1,550,000	1,617,844
5.500% 10/01/14	350,000	366,408
RI Health & Educational Building Corp.
Higher Education Facility:
Brown University:
Series 2004 D, Insured: XLCA 5.500% 08/15/16	1,340,000	1,429,927
Series 2007, 5.000% 09/01/18	1,000,000	1,096,240
Johnson & Wales:
Series 1999, Insured: MBIA: 5.500% 04/01/15	1,000,000	1,104,990
5.500% 04/01/17	1,000,000	1,109,030
5.500% 04/01/18	1,420,000	1,573,062
Series 2003, Insured: XLCA 5.250% 04/01/16	1,485,000	1,550,117
New England Institute,
Series 2007, Insured: AMBAC 4.500% 03/01/26	500,000	476,365
Providence College,
Series 2003 A, Insured: XLCA 5.000% 11/01/24	2,500,000	2,480,575
Roger Williams College:
Series 1998, Insured: AMBAC 5.125% 11/15/14	1,000,000	1,031,110
Series 2003 A,
Insured: AMBAC 5.000% 09/15/13	1,040,000	1,116,367
Series 2004 A,
Insured: AMBAC 5.250% 09/15/20	1,020,000	1,080,986
Series 2004 D,
Insured: XLCA 5.500% 08/15/17	1,345,000	1,424,611

	Par ($)	Value ($)
University of Rhode Island,
Series 1999, Insured: FSA 5.000% 11/01/19	750,000	773,895
Education Total		18,606,240
Prep School – 0.9%
RI Health & Educational Building Corp.
Educational Institution Revenue,
Times2 Academy,
Series 2004, LOC: Citizens Bank 5.000% 12/15/24	1,000,000	1,008,920
Prep School Total		1,008,920
Education Total		19,615,160
Health Care – 1.9%
Hospitals – 1.9%
RI Health & Educational Building Corp.
Hospital Foundation,
Lifespan Obligated Group:
Series 2002 A, Insured: FSA 5.000% 05/15/26	2,000,000	2,033,060
Series 2002, 6.375% 08/15/21	205,000	215,910
Hospitals Total		2,248,970
Health Care Total		2,248,970
Housing – 0.3%
Multi-Family – 0.3%
RI Housing & Mortgage Finance Corp.
Multi-Family Housing:
Series 1995 A, Insured: AMBAC 6.150% 07/01/17	85,000	85,106
Series 1997 A, Insured: AMBAC 5.600% 07/01/10	215,000	219,655
RI Providence Housing Development Corp.
Mortgage Revenue,
Section 8, Barbara Jordan Apartments,
Series 1994 A, Insured: MBIA 6.500% 07/01/09	30,000	30,450
Multi-Family Total		335,211
Housing Total		335,211

See Accompanying Notes to Financial Statements.

Columbia Rhode Island Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Industrials – 0.5%
Oil & Gas – 0.5%
TN Energy Acquisition Corp.
Series 2006, 5.250% 09/01/22	600,000	586,956
Oil & Gas Total		586,956
Industrials Total		586,956
Other – 25.3%
Pool/Bond Bank – 4.0%
RI Clean Water Finance Agency Water Pollution Control
Revolving Fund Pooled Loan:
Series 2006 A, 4.500% 10/01/22	1,000,000	1,024,630
Series 2007 A, 4.750% 10/01/21	1,000,000	1,052,970
RI Clean Water Protection Finance Agency
Safe Drinking Water Revolving,
Series 2004 A, Insured: MBIA 5.000% 10/01/18	1,000,000	1,079,580
Water Pollution Control Revenue, Revolving Fund,
Pooled Loan Association:
Series 1999 A, Insured: AMBAC 5.250% 10/01/16	500,000	513,820
Series 2004 A, 4.750% 10/01/23	1,000,000	1,030,070
Pool/Bond Bank Total		4,701,070
Refunded/Escrowed (a) – 20.0%
RI & Providence Plantations
Certificates of Participation,
Central Power Plants Project,
Series 2000 C, Pre-refunded 10/01/10, Insured: MBIA 5.375% 10/01/20	1,000,000	1,067,310
RI Consolidated Capital Development Loan
Series 1999 A,
Pre-refunded 09/01/09, Insured: FGIC 5.500% 09/01/15	2,000,000	2,105,600
Series 2001C,
Economically Defeased to Maturity, 5.000% 09/01/11	2,000,000	2,142,640

	Par ($)	Value ($)
RI Depositors Economic Protection Corp.
Special Obligation:
Series 1993 A: Escrowed to Maturity: Insured: FSA: 5.750% 08/01/14	1,000,000	1,107,710
5.750% 08/01/21	2,165,000	2,539,437
Insured: MBIA 5.875% 08/01/11	2,500,000	2,744,400
Pre-refunded 08/01/13, Insured: FSA 5.750% 08/01/14	2,105,000	2,323,667
Series 1993 B: Escrowed to Maturity, Insured: MBIA 5.800% 08/01/12	1,000,000	1,113,500
Pre-refunded 02/01/11, Insured: MBIA 5.250% 08/01/21	250,000	267,158
RI Health & Educational Building Corp.
Higher Education Facility, University of Rhode Island,
Series 2000 B, Pre-refunded 09/15/10, Insured: AMBAC: 5.500% 09/15/20	2,000,000	2,155,920
5.700% 09/15/30	2,250,000	2,435,715
Hospital Financing Lifespan,
Series 2002, Pre-refunded 08/15/12, 6.375% 08/15/21	1,295,000	1,451,306
RI North Kingstown
Series 1999,
Pre-refunded 10/01/09, Insured: FGIC: 5.600% 10/01/16	995,000	1,051,068
5.750% 10/01/19	500,000	529,220
RI South Kingstown
Series 2000,
Pre-refunded 06/15/10, Insured: FGIC 6.250% 06/15/19	500,000	544,660
Refunded/Escrowed Total		23,579,311

See Accompanying Notes to Financial Statements.

Columbia Rhode Island Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Tobacco – 1.3%
RI Tobacco Settlement Financing Corp.
Rhode Island Revenue, Asset Backed,
Series 2002 A, 6.000% 06/01/23	1,500,000	1,481,460
Tobacco Total		1,481,460
Other Total		29,761,841
Tax-Backed – 42.0%
Local Appropriated – 11.8%
RI Health & Educational Building Corp.
Series 2006 A,
Insured: FSA 5.000% 05/15/23	2,000,000	2,084,620
Series 2007 A,
Insured: FSA 5.000% 05/15/22	2,000,000	2,105,460
Series 2007 C,
Insured: FSA 5.000% 05/15/21	3,000,000	3,175,710
RI Providence Public Building Authority
School & Public Facilities Project:
Series 1996 A, Insured: FSA 5.400% 12/15/11	500,000	506,150
Series 1998 A, Insured: FSA 5.250% 12/15/14	1,500,000	1,553,865
Series 1999 A, Insured: AMBAC: 5.125% 12/15/14	500,000	524,575
5.375% 12/15/11	2,035,000	2,152,216
RI Smithfield
Lease Participation Certificates,
Wastewater Treatment Facility Loan,
Series 2003 A, Insured: MBIA: 5.000% 11/15/11	810,000	861,767
5.000% 11/15/12	855,000	915,415
Local Appropriated Total		13,879,778
Local General Obligations – 16.7%
AK North Slope Borough
Capital Appreciation,
Series 2000 B, Insured: MBIA (b) 06/30/09	2,000,000	1,936,240

	Par ($)	Value ($)
IL Will County
Community Unit School District,
Number 365 U Valley View,
Series 1999 B, Insured: FSA (b) 11/01/10	2,000,000	1,862,460
PR Commonwealth of Puerto Rico Municipal Finance Agency
Series 1997 A,
Insured: FSA 5.500% 07/01/17	75,000	76,283
RI City of Cranston
Series 2005,
Insured: AMBAC 5.000% 07/15/15	2,280,000	2,457,384
RI Coventry
Series 2002,
Insured: AMBAC: 5.000% 06/15/21	750,000	784,552
5.000% 06/15/22	750,000	777,705
RI Exeter West Greenwich Regional School District
Series 1997,
Insured: MBIA 5.400% 11/15/10	1,000,000	1,012,200
RI Johnstown
Series 2004,
Insured: XLCA 5.250% 06/01/19	525,000	544,294
Series 2005,
Insured: FSA: 4.750% 06/01/21	390,000	412,718
4.750% 06/01/22	405,000	427,664
4.750% 06/01/23	425,000	447,971
4.750% 06/01/24	445,000	467,926
4.750% 06/01/25	460,000	482,830
Various Purpose,
Series 2004, Insured: XLCA 5.250% 06/01/20	555,000	572,127
RI Providence
Series 1997,
Insured: FSA 5.450% 01/15/10	500,000	503,690
Series 2001 C,
Insured: FGIC 5.500% 01/15/13	1,890,000	2,044,734

See Accompanying Notes to Financial Statements.

Columbia Rhode Island Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
RI Warwick
Series 1998 A,
Insured: FGIC: 5.000% 03/01/15	1,180,000	1,206,444
5.000% 03/01/16	1,205,000	1,232,004
Series 2008,
Insured: FSA 4.000% 08/01/16	1,000,000	1,030,680
RI Woonsocket
Series 2005,
Insured: AMBAC 4.250% 03/01/25	550,000	515,911
WA Seattle
Series 1998 E,
Insured: FSA (b) 12/15/12	1,000,000	853,370
Local General Obligations Total		19,649,187
Special Non-Property Tax – 2.6%
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 C,
Insured: AMBAC 5.500% 07/01/23	1,000,000	1,055,920
RI Economic Development Corp.
Series 2000,
Insured: RAD 6.125% 07/01/20	900,000	948,528
RI Convention Center Authority Revenue
Series 2005 A,
Insured: FSA 5.000% 05/15/23	1,005,000	1,042,999
Special Non-Property Tax Total		3,047,447
State Appropriated – 3.5%
RI Economic Development Corp.
Economic Development Revenue,
East Greenwich Free Library Association,
Series 2004: 4.500% 06/15/09	140,000	139,793
4.500% 06/15/14	245,000	242,089
5.750% 06/15/24	415,000	411,103
RI Health & Educational Building Corp.
Public Schools Financing Program,
Series 2007 A, Insured: FSA 5.000% 05/15/19	1,970,000	2,114,027

	Par ($)	Value ($)
Series 2007 B, Insured: AMBAC 4.250% 05/15/19	250,000	251,545
RI Providence Public Building Authority
State Public Project,
Series 1998 A, Insured: AMBAC 5.250% 02/01/10	1,000,000	1,012,030
State Appropriated Total		4,170,587
State General Obligations – 7.4%
PR Commonwealth of Puerto Rico
Capital Appreciation,
Series 1998, Insured: MBIA: (b) 07/01/14	3,500,000	2,813,580
6.000% 07/01/16	250,000	279,730
Series 2006 A, 5.250% 07/01/23	250,000	250,475
RI & Providence Plantations
Series 2005 A,
Insured: FSA 5.000% 08/01/17	2,000,000	2,170,680
Series 2006 A,
Insured: FSA 4.500% 08/01/20	2,000,000	2,068,740
Series 2006 C,
Insured: MBIA 5.000% 11/15/18	1,000,000	1,081,890
State General Obligations Total		8,665,095
Tax-Backed Total		49,412,094
Transportation – 4.5%
Airports – 2.4%
RI Economic Development Corp. Airport
Series 1998 B,
Insured: FSA: 5.000% 07/01/15	1,620,000	1,642,405
5.000% 07/01/18	500,000	506,265
5.000% 07/01/23	685,000	693,343
Airports Total		2,842,013

See Accompanying Notes to Financial Statements.

Columbia Rhode Island Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Transportation – 2.1%
RI Economic Development Corp.
Grant Anticipation Note,
Rhode Island Department Transportation,
Series 2003 A, Insured: FSA 5.000% 06/15/14	2,225,000	2,402,243
Transportation Total		2,402,243
Transportation Total		5,244,256
Utilities – 7.2%
Municipal Electric – 1.1%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1998 EE,
Insured: MBIA 5.250% 07/01/15	500,000	509,165
Series 2003 NN,
Insured: MBIA 5.250% 07/01/19	750,000	800,948
Municipal Electric Total		1,310,113
Water & Sewer – 6.1%
RI Bristol County Water Authority Revenue
Series 1997 A,
Insured: MBIA 5.000% 07/01/16	500,000	505,810
RI Kent County Water Authority
Series 2002 A,
Insured: MBIA: 5.000% 07/15/15	750,000	788,948
5.000% 07/15/16	1,265,000	1,330,691
RI Narragansett Bay Commission Wastewater System Revenue
Series 2005 A,
Insured: MBIA 5.000% 08/01/26	2,500,000	2,539,325
RI Narragansett Bay Commission
Series 2007 A,
5.000% 02/01/32	2,000,000	2,022,460
Water & Sewer Total		7,187,234
Utilities Total		8,497,347
Total Municipal Bonds (cost of $112,713,283)		115,701,835

	Shares	Value ($)
Investment Company – 0.2%
Dreyfus Tax Exempt Cash
Management Fund (7 day yield of 2.560%)	206,714	206,714
Total Investment Company (cost of $206,714)		206,714
Short-Term Obligations – 0.4%
	Par ($)
Variable Rate Demand Notes (c) – 0.4%
NY New York City
Series 1993 C,
LOC: JPMorgan Chase Bank 2.470% 10/01/23	100,000	100,000
TX Bell County Health Facilities Development Corp.
Scott & White Memorial Hospital,
Series 2001 1, Insured: MBIA, SPA: JPMorgan Chase Bank 2.700% 08/15/31	100,000	100,000
TX Bell County Health Facility Development Corp.
Scott & White Memorial Hospital,
Series 2000 B-1, Insured: MBIA, SPA: Morgan Guaranty Trust 2.700% 08/15/29	300,000	300,000
Variable Rate Demand Notes Total		500,000
Total Short-Term Obligations (cost of $500,000)		500,000
Total Investments – 99.0% (cost of $113,419,997)(d)		116,408,549
Other Assets & Liabilities, Net – 1.0%		1,223,372
Net Assets – 100.0%		117,631,921

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Zero coupon bond.

(c)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at April 30, 2008.

(d)  Cost for federal income tax purposes is $113,360,761.

See Accompanying Notes to Financial Statements.

Columbia Rhode Island Intermediate Municipal Bond Fund

April 30, 2008 (Unaudited)

At April 30, 2008, the composition of the fund by revenue source is as follows:

Holdings by Revenue Source	% of Net Assets
Tax-Backed	42.0
Other	25.3
Education	16.7
Utilities	7.2
Transportation	4.5
Health Care	1.9
Industrials	0.5
Housing	0.3
98.4
Investment Company	0.2
Short-Term Obligations	0.4
Other Assets & Liabilities, Net	1.0
100.0

Acronym	Name
AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

RAD	Radian Asset Assurance, Inc.

SPA	Stand-by Purchase Agreement

XLCA	XL Capital Assurance, Inc.

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Columbia Tax-Exempt Bond Funds
April 30, 2008 (Unaudited)

	($)	($)	($)
	Columbia Connecticut Intermediate Municipal Bond Fund	Columbia Intermediate Municipal Bond Fund	Columbia Massachusetts Intermediate Municipal Bond Fund
Assets
Investments, at cost	184,116,915	2,235,977,608	322,016,067
Investments, at value	187,742,797	2,277,865,926	329,141,221
Cash	93,713	11,490	988,384
Receivable for:
Investments sold	—	10,700,671	—
Fund shares sold	142,095	1,898,076	138,957
Interest	2,420,547	34,282,363	4,318,197
Trustees' deferred compensation plan	21,531	106,981	30,916
Expense reimbursement due from investment advisor	42,475	37,530	70,699
Other assets	3,159	43,236	5,682
Total Assets	190,466,317	2,324,946,273	334,694,056
Liabilities
Payable for:
Investments purchased	—	1,875,000	984,620
Investments purchased on a delayed delivery basis	2,000,000	3,411,200	—
Fund shares repurchased	184,979	2,384,521	99,195
Distributions	508,948	7,103,531	897,027
Investment advisory fee	73,485	784,652	130,294
Administration fee	10,257	127,243	18,187
Transfer agent fee	15,983	44,771	—
Pricing and bookkeeping fees	11,448	39,871	11,548
Trustees' fees	925	309,101	115
Distribution and service fees	8,935	25,229	10,428
Custody fee	2,297	16,495	2,773
Registration fee	3,690	28,174	3,096
Chief compliance officer expenses	76	595	87
Trustees' deferred compensation plan	21,531	106,981	30,916
Other liabilities	50,557	74,009	16,000
Total Liabilities	2,893,111	16,331,373	2,204,286
Net Assets	187,573,206	2,308,614,900	332,489,770
Net Assets Consist of
Paid-in capital	184,770,979	2,266,364,720	325,228,421
Undistributed net investment income	107,380	1,692,754	86,268
Accumulated realized gain (loss)	(931,035)	(1,330,892)	49,927
Net unrealized appreciation on investments	3,625,882	41,888,318	7,125,154
Net Assets	187,573,206	2,308,614,900	332,489,770

See Accompanying Notes to Financial Statements.

	($)	($)	($)
	Columbia New Jersey Intermediate Municipal Bond Fund	Columbia New York Intermediate Municipal Bond Fund	Columbia Rhode Island Intermediate Municipal Bond Fund
Assets
Investments, at cost	66,285,358	153,809,320	113,419,997
Investments, at value	67,750,953	157,713,492	116,408,549
Cash	22,390	86,440	78,145
Receivable for:
Investments sold	—	—	—
Fund shares sold	11,245	303,886	103,731
Interest	905,547	2,148,260	1,488,299
Trustees' deferred compensation plan	13,868	18,365	18,627
Expense reimbursement due from investment advisor	53,932	35,922	52,023
Other assets	1,168	2,769	2,154
Total Assets	68,759,103	160,309,134	118,151,528
Liabilities
Payable for:
Investments purchased	—	—	—
Investments purchased on a delayed delivery basis	—	832,533	—
Fund shares repurchased	67,590	916,035	50,229
Distributions	187,252	434,076	348,434
Investment advisory fee	26,668	61,111	46,334
Administration fee	3,722	8,530	6,468
Transfer agent fee	6,493	595	1,361
Pricing and bookkeeping fees	7,083	7,009	3,764
Trustees' fees	644	607	429
Distribution and service fees	3,623	5,126	1,377
Custody fee	908	758	1,301
Registration fee	14,682	9,153	13,639
Chief compliance officer expenses	39	55	116
Trustees' deferred compensation plan	13,868	18,365	18,627
Other liabilities	30,949	27,676	27,528
Total Liabilities	363,521	2,321,629	519,607
Net Assets	68,395,582	157,987,505	117,631,921
Net Assets Consist of
Paid-in capital	67,020,530	154,156,737	114,783,671
Undistributed net investment income	15,420	100,336	38,735
Accumulated realized gain (loss)	(105,963)	(173,740)	(179,037)
Net unrealized appreciation on investments	1,465,595	3,904,172	2,988,552
Net Assets	68,395,582	157,987,505	117,631,921

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (continued) – Columbia Tax-Exempt Bond Funds
April 30, 2008 (Unaudited)

	Columbia Connecticut Intermediate Municipal Bond Fund	Columbia Intermediate Municipal Bond Fund	Columbia Massachusetts Intermediate Municipal Bond Fund
Class A
Net assets	$4,561,362	$85,117,163	$7,879,727
Shares outstanding	430,750	8,351,898	757,560
Net asset value per share (a)	$10.59	$10.19	$10.40
Maximum sales charge	3.25%	3.25%	3.25%
Maximum offering price per share (b)	$10.95	$10.53	$10.75
Class B
Net assets	$2,733,181	$7,119,415	$1,499,275
Shares outstanding	258,102	698,565	144,136
Net asset value and offering price per share (a)	$10.59	$10.19	$10.40
Class C
Net assets	$5,416,723	$11,344,893	$3,923,509
Shares outstanding	511,524	1,113,175	377,196
Net asset value and offering price per share (a)	$10.59	$10.19	$10.40
Class T
Net assets	$18,898,286	$12,593,101	$41,390,621
Shares outstanding	1,784,624	1,235,649	3,979,192
Net asset value per share (a)	$10.59	$10.19	$10.40
Maximum sales charge	4.75%	4.75%	4.75%
Maximum offering price per share (b)	$11.12	$10.70	$10.92
Class Z
Net assets	$155,963,654	$2,192,440,328	$277,796,638
Shares outstanding	14,728,359	215,123,500	26,706,561
Net asset value, offering and redemption price per share	$10.59	$10.19	$10.40

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

	Columbia New Jersey Intermediate Municipal Bond Fund	Columbia New York Intermediate Municipal Bond Fund	Columbia Rhode Island Intermediate Municipal Bond Fund
Class A
Net assets	$3,262,654	$4,049,562	$2,837,905
Shares outstanding	324,837	351,004	257,520
Net asset value per share (a)	$10.04	$11.54	$11.02
Maximum sales charge	3.25%	3.25%	3.25%
Maximum offering price per share (b)	$10.38	$11.93	$11.39
Class B
Net assets	$1,177,085	$1,755,559	$398,963
Shares outstanding	117,196	152,166	36,202
Net asset value and offering price per share (a)	$10.04	$11.54	$11.02
Class C
Net assets	$2,633,871	$2,135,776	$887,446
Shares outstanding	262,237	185,119	80,528
Net asset value and offering price per share (a)	$10.04	$11.54	$11.02
Class T
Net assets	$4,205,883	$12,764,061	$10,364,880
Shares outstanding	418,740	1,106,348	940,514
Net asset value per share (a)	$10.04	$11.54	$11.02
Maximum sales charge	4.75%	4.75%	4.75%
Maximum offering price per share (b)	$10.54	$12.12	$11.57
Class Z
Net assets	$57,116,089	$137,282,547	$103,142,727
Shares outstanding	5,686,674	11,899,208	9,359,221
Net asset value, offering and redemption price per share	$10.04	$11.54	$11.02

See Accompanying Notes to Financial Statements.

Statements of Operations – Columbia Tax-Exempt Bond Funds
For the Six Months Ended April 30, 2008 (Unaudited)

	($)	($)	($)
	Columbia Connecticut Intermediate Municipal Bond Fund	Columbia Intermediate Municipal Bond Fund	Columbia Massachusetts Intermediate Municipal Bond Fund
Investment Income
Interest	3,841,558	51,090,234	6,840,773
Dividends	13,717	106,188	28,098
Total Investment Income	3,855,275	51,196,422	6,868,871
Expenses
Investment advisory fee	422,875	4,747,082	772,871
Administration fee	59,026	769,561	107,880
Distribution fee:
Class B	10,405	24,311	5,893
Class C	19,405	34,748	14,188
Service fee:
Class A	3,780	87,033	9,012
Class B	3,469	7,480	1,964
Class C	6,468	10,692	4,729
Shareholder services fee - Class T	14,473	9,595	31,332
Transfer agent fee	30,168	69,808	13,008
Pricing and bookkeeping fees	46,323	122,114	56,636
Trustees' fees	11,275	86,712	15,867
Custody fee	4,164	31,485	6,676
Audit fee	21,702	23,116	21,702
Registration fees	13,920	7,009	14,071
Reports to shareholders	7,715	28,417	30,405
Chief compliance officer expenses	298	149	349
Other expenses	21,186	123,336	27,072
Total Expenses	696,652	6,182,648	1,133,655
Fees waived by Distributor - Class C	(9,056)	(24,056)	(6,621)
Fees waived or reimbursed by investment advisor	(197,434)	(262,202)	(260,278)
Expense reductions	(724)	(2,016)	(1,191)
Net Expenses	489,438	5,894,374	865,565
Net Investment Income	3,365,837	45,302,048	6,003,306
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investments	(284,442)	2,591,598	130,869
Futures contracts	(57,246)	509,427	71,113
Net realized gain (loss)	(341,688)	3,101,025	201,982
Net change in unrealized appreciation (depreciation) on investments	(299,553)	(8,856,589)	1,207,979
Net Gain (Loss)	(641,241)	(5,755,564)	1,409,961
Net Increase Resulting from Operations	2,724,596	39,546,484	7,413,267

See Accompanying Notes to Financial Statements.

	($)	($)	($)
	Columbia New Jersey Intermediate Municipal Bond Fund	Columbia New York Intermediate Municipal Bond Fund	Columbia Rhode Island Intermediate Municipal Bond Fund
Investment Income
Interest	1,502,130	3,271,456	2,645,869
Dividends	2,471	25,567	3,475
Total Investment Income	1,504,601	3,297,023	2,649,344
Expenses
Investment advisory fee	160,091	363,696	281,067
Administration fee	22,346	50,766	39,232
Distribution fee:
Class B	4,320	6,529	1,429
Class C	10,396	7,254	3,094
Service fee:
Class A	3,827	3,810	2,669
Class B	1,440	2,176	476
Class C	3,465	2,418	1,031
Shareholder services fee - Class T	3,365	9,815	—
Transfer agent fee	5,156	7,130	4,489
Pricing and bookkeeping fees	38,268	42,634	36,641
Trustees' fees	10,080	12,227	11,228
Custody fee	2,573	3,394	3,157
Audit fee	19,345	19,345	19,345
Registration fees	29,570	14,971	28,372
Reports to shareholders	28,825	16,619	24,828
Chief compliance officer expenses	1,523	298	294
Other expenses	13,223	17,069	14,218
Total Expenses	357,813	580,151	471,570
Fees waived by Distributor - Class C	(4,851)	(3,385)	(1,444)
Fees waived or reimbursed by investment advisor	(163,561)	(168,698)	(169,435)
Expense reductions	(678)	(602)	(664)
Net Expenses	188,723	407,466	300,027
Net Investment Income	1,315,878	2,889,557	2,349,317
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investments	1,056	110,548	82,073
Futures contracts	(21,626)	(49,613)	—
Net realized gain (loss)	(20,570)	60,935	82,073
Net change in unrealized appreciation (depreciation) on investments	(224,222)	(249,868)	(373,603)
Net Gain (Loss)	(244,792)	(188,933)	(291,530)
Net Increase Resulting from Operations	1,071,086	2,700,624	2,057,787

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Columbia Tax-Exempt Bond Funds

Increase (Decrease) in Net Assets	Columbia Connecticut Intermediate Municipal Bond Fund		Columbia Intermediate Municipal Bond Fund		Columbia Massachusetts Intermediate Municipal Bond Fund
	(Unaudited) Six Months Ended April 30, 2008 ($)	Year Ended October 31, 2007 ($)(a)	(Unaudited) Six Months Ended April 30, 2008 ($)	Year Ended October 31, 2007 ($)(a)	(Unaudited) Six Months Ended April 30, 2008 ($)	Year Ended October 31, 2007 ($)(a)
Operations
Net investment income	3,365,837	6,071,967	45,302,048	93,589,626	6,003,306	10,794,258
Net realized gain (loss) on investments and futures contracts	(341,688)	(187,880)	3,101,025	(2,783,084)	201,982	(35,730)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(299,553)	(2,126,416)	(8,856,589)	(37,328,481)	1,207,979	(4,006,310)
Net Increase Resulting from Operations	2,724,596	3,757,671	39,546,484	53,478,061	7,413,267	6,752,218
Distributions to Shareholders
From net investment income:
Class A	(53,850)	(221,167)	(1,635,018)	(3,590,205)	(126,475)	(239,582)
Class B	(39,892)	(89,048)	(116,265)	(311,961)	(21,725)	(48,474)
Class C	(83,247)	(161,046)	(189,918)	(383,603)	(58,857)	(130,631)
Class G	—	(4,699)	—	(8,311)	—	—
Class T	(359,279)	(719,048)	(243,490)	(524,380)	(754,519)	(1,484,630)
Class Z	(2,828,184)	(4,872,905)	(43,109,669)	(88,757,531)	(5,037,284)	(8,879,772)
Net realized gains:
Class A	—	—	—	—	(2,176)	(9,667)
Class B	—	—	—	—	(493)	(2,997)
Class C	—	—	—	—	(1,189)	(6,186)
Class G	—	—	—	—	—	—
Class T	—	—	—	—	(12,944)	(60,217)
Class Z	—	—	—	—	(81,123)	(315,886)
Total Distributions to Shareholders	(3,364,452)	(6,067,913)	(45,294,360)	(93,575,991)	(6,096,785)	(11,178,042)
Net Capital Share Transactions	19,316,549	(8,550,319)	(15,060,691)	(104,062,727)	21,711,168	1,020,774
Net increase (decrease) in net assets	18,676,693	(10,860,561)	(20,808,567)	(144,160,657)	23,027,650	(3,405,050)
Net Assets
Beginning of period	168,896,513	179,757,074	2,329,423,467	2,473,584,124	309,462,120	312,867,170
End of period	187,573,206	168,896,513	2,308,614,900	2,329,423,467	332,489,770	309,462,120
Undistributed net investment income at end of period	107,380	105,995	1,692,754	1,685,066	86,268	81,822

(a)  Class G shares reflect activity for the period November 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia New Jersey Intermediate Municipal Bond Fund		Columbia New York Intermediate Municipal Bond Fund		Columbia Rhode Island Intermediate Municipal Bond Fund
	(Unaudited) Six Months Ended April 30, 2008 ($)	Year Ended October 31, 2007 ($)(a)	(Unaudited) Six Months Ended April 30, 2008 ($)	Year Ended October 31, 2007 ($)(a)	(Unaudited) Six Months Ended April 30, 2008 ($)	Year Ended October 31, 2007 ($)(a)
Operations
Net investment income	1,315,878	2,191,916	2,889,557	5,103,588	2,349,317	4,310,429
Net realized gain (loss) on investments and futures contracts	(20,570)	(27,600)	60,935	(164,109)	82,073	(137,368)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(224,222)	(941,095)	(249,868)	(1,546,738)	(373,603)	(1,435,450)
Net Increase Resulting from Operations	1,071,086	1,223,221	2,700,624	3,392,741	2,057,787	2,737,611
Distributions to Shareholders
From net investment income:
Class A	(57,473)	(59,353)	(53,085)	(66,446)	(39,657)	(36,834)
Class B	(17,351)	(35,800)	(24,727)	(63,508)	(5,748)	(9,696)
Class C	(46,541)	(93,272)	(30,759)	(59,691)	(13,914)	(28,953)
Class G	—	(2,832)	—	(1,178)	—	(5,025)
Class T	(86,492)	(177,311)	(241,538)	(475,447)	(211,486)	(414,923)
Class Z	(1,106,717)	(1,820,231)	(2,529,826)	(4,422,216)	(2,074,039)	(3,806,250)
Net realized gains:
Class A	—	(6,577)	—	(424)	—	(852)
Class B	—	(5,016)	—	(636)	—	(322)
Class C	—	(12,375)	—	(534)	—	(1,056)
Class G	—	(468)	—	(13)	—	(218)
Class T	—	(17,794)	—	(3,130)	—	(10,689)
Class Z	—	(168,325)	—	(25,713)	—	(94,135)
Total Distributions to Shareholders	(1,314,574)	(2,399,354)	(2,879,935)	(5,118,936)	(2,344,844)	(4,408,953)
Net Capital Share Transactions	3,157,720	2,390,694	8,483,954	9,222,957	1,296,426	(514,528)
Net increase (decrease) in net assets	2,914,232	1,214,561	8,304,643	7,496,762	1,009,369	(2,185,870)
Net Assets
Beginning of period	65,481,350	64,266,789	149,682,862	142,186,100	116,622,552	118,808,422
End of period	68,395,582	65,481,350	157,987,505	149,682,862	117,631,921	116,622,552
Undistributed net investment income at end of period	15,420	14,116	100,336	90,714	38,735	34,262

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Connecticut Intermediate Municipal Bond Fund				Columbia Intermediate Municipal Bond Fund
	(Unaudited) Six Months Ended April 30, 2008		Year Ended October 31, 2007(a)		(Unaudited) Six Months Ended April 30, 2008		Year Ended October 31, 2007(a)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	219,882	2,325,966	70,687	750,054	422,261	4,352,688	466,598	4,797,538
Distributions reinvested	2,013	21,339	15,189	161,786	85,084	867,928	187,556	1,924,113
Redemptions	(32,643)	(348,204)	(549,110)	(5,827,852)	(954,013)	(9,797,894)	(1,761,936)	(18,107,865)
Net increase (decrease)	189,252	1,999,101	(463,234)	(4,916,012)	(446,668)	(4,577,278)	(1,107,782)	(11,386,214)
Class B
Subscriptions	9,072	96,577	4,146	44,024	49,629	507,980	65,681	682,730
Distributions reinvested	1,961	20,784	4,433	47,223	5,894	60,111	15,231	156,440
Redemptions	(13,386)	(142,540)	(114,223)	(1,214,383)	(152,861)	(1,570,837)	(459,808)	(4,718,398)
Net decrease	(2,353)	(25,179)	(105,644)	(1,123,136)	(97,338)	(1,002,746)	(378,896)	(3,879,228)
Class C
Subscriptions	71,369	763,710	64,598	685,578	160,728	1,645,723	64,354	658,502
Distributions reinvested	4,394	46,553	9,076	96,626	5,820	59,372	13,262	136,037
Redemptions	(34,178)	(363,449)	(201,639)	(2,153,612)	(81,536)	(833,198)	(185,134)	(1,902,511)
Net increase (decrease)	41,585	446,814	(127,965)	(1,371,408)	85,012	871,897	(107,518)	(1,107,972)
Class G
Subscriptions	—	—	—	—	—	—	88	900
Distributions reinvested	—	—	172	1,834	—	—	339	3,494
Redemptions	—	—	(23,711)	(249,786)	—	—	(39,766)	(403,992)
Net decrease	—	—	(23,539)	(247,952)	—	—	(39,339)	(399,598)
Class T
Subscriptions	2,530	26,843	23,320	245,334	1,548	15,864	36,584	370,436
Distributions reinvested	21,217	224,891	42,878	456,660	19,266	196,534	41,340	424,089
Redemptions	(98,351)	(1,047,536)	(313,491)	(3,337,280)	(74,046)	(759,608)	(233,032)	(2,390,051)
Net decrease	(74,604)	(795,802)	(247,293)	(2,635,286)	(53,232)	(547,210)	(155,108)	(1,595,526)
Class Z
Subscriptions	2,402,590	25,558,146	2,029,787	21,592,099	18,511,898	189,536,664	31,387,219	322,058,299
Distributions reinvested	14,538	154,110	24,222	257,615	190,412	1,942,734	373,785	3,833,674
Redemptions	(754,724)	(8,020,641)	(1,888,346)	(20,106,239)	(19,634,819)	(201,284,752)	(40,141,309)	(411,586,162)
Net increase (decrease)	1,662,404	17,691,615	165,663	1,743,475	(932,509)	(9,805,354)	(8,380,305)	(85,694,189)

(a)  Class G shares reflect activity for the period November 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

	Columbia Massachusetts Intermediate Municipal Bond Fund
	(Unaudited) Six Months Ended April 30, 2008		Year Ended October 31, 2007(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	222,483	2,328,447	219,378	2,273,585
Distributions reinvested	8,807	91,441	17,148	177,949
Redemptions	(141,786)	(1,492,766)	(292,570)	(3,038,288)
Net increase (decrease)	89,504	927,122	(56,044)	(586,754)
Class B
Subscriptions	1,495	15,510	124	1,284
Distributions reinvested	1,648	17,102	3,706	38,482
Redemptions	(18,418)	(190,995)	(82,134)	(856,265)
Net decrease	(15,275)	(158,383)	(78,304)	(816,499)
Class C
Subscriptions	31,846	331,954	66,732	694,335
Distributions reinvested	3,231	33,532	7,921	82,241
Redemptions	(24,263)	(253,401)	(181,998)	(1,875,590)
Net increase (decrease)	10,814	112,085	(107,345)	(1,099,014)
Class G
Subscriptions	—	—	—	—
Distributions reinvested	—	—	1,490	15,489
Redemptions	—	—	(76,064)	(777,966)
Net decrease	—	—	(74,574)	(762,477)
Class T
Subscriptions	28,917	306,907	118,337	1,217,166
Distributions reinvested	57,888	600,849	115,738	1,200,953
Redemptions	(210,884)	(2,201,502)	(586,906)	(6,100,434)
Net decrease	(124,079)	(1,293,746)	(352,831)	(3,682,315)
Class Z
Subscriptions	3,917,510	41,000,354	4,928,447	51,060,834
Distributions reinvested	17,937	186,145	32,388	337,150
Redemptions	(1,832,778)	(19,062,409)	(4,188,713)	(43,430,151)
Net increase (decrease)	2,102,669	22,124,090	772,122	7,967,833

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia New Jersey Intermediate Municipal Bond Fund				Columbia New York Intermediate Municipal Bond Fund
	(Unaudited) Six Months Ended April 30, 2008		Year Ended October 31, 2007(a)		(Unaudited) Six Months Ended April 30, 2008		Year Ended October 31, 2007(a)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	74,352	748,159	174,455	1,765,582	459,921	5,377,466	62,235	723,698
Distributions reinvested	4,715	47,342	4,873	49,430	2,271	26,157	3,459	40,003
Redemptions	(52,592)	(531,459)	(121,846)	(1,243,208)	(273,605)	(3,127,048)	(119,718)	(1,392,066)
Net increase (decrease)	26,475	264,042	57,482	571,804	188,587	2,276,575	(54,024)	(628,365)
Class B
Subscriptions	9,107	92,644	12,325	126,791	3,533	40,710	619	7,201
Distributions reinvested	1,267	12,718	3,001	30,443	1,314	15,154	3,293	38,110
Redemptions	(17,645)	(177,883)	(38,785)	(392,918)	(8,984)	(104,113)	(101,384)	(1,168,474)
Net increase (decrease)	(7,271)	(72,521)	(23,459)	(235,684)	(4,137)	(48,249)	(97,472)	(1,123,163)
Class C
Subscriptions	21,904	221,199	28,402	286,850	40,698	474,442	44,996	519,313
Distributions reinvested	2,222	22,329	4,902	49,711	1,866	21,526	3,585	41,477
Redemptions	(70,383)	(715,048)	(133,248)	(1,361,688)	(32,423)	(377,462)	(91,362)	(1,057,987)
Net increase (decrease)	(46,257)	(471,520)	(99,944)	(1,025,127)	10,141	118,506	(42,781)	(497,197)
Class G
Subscriptions	—	—	—	—	—	—	86	1,000
Distributions reinvested	—	—	58	590	—	—	100	1,157
Redemptions	—	—	(13,854)	(138,370)	—	—	(4,985)	(56,852)
Net decrease	—	—	(13,796)	(137,780)	—	—	(4,799)	(54,695)
Class T
Subscriptions	513	5,156	14,906	148,910	2,459	28,331	18,730	215,334
Distributions reinvested	7,419	74,520	16,041	162,607	16,228	187,175	32,167	372,049
Redemptions	(89,091)	(902,663)	(65,896)	(665,774)	(88,774)	(1,026,275)	(126,888)	(1,462,098)
Net decrease	(81,159)	(822,987)	(34,949)	(354,257)	(70,087)	(810,769)	(75,991)	(874,715)
Class Z
Subscriptions	850,208	8,594,578	1,359,644	13,762,992	1,518,980	17,565,659	2,824,975	32,616,630
Distributions reinvested	5,694	57,182	9,626	97,630	15,788	182,100	28,982	335,240
Redemptions	(436,654)	(4,391,054)	(1,017,606)	(10,288,884)	(937,084)	(10,799,868)	(1,775,616)	(20,550,778)
Net increase (decrease)	419,248	4,260,706	351,664	3,571,738	597,684	6,947,891	1,078,341	12,401,092

(a)  Class G shares reflect activity for the period November 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

	Columbia Rhode Island Intermediate Municipal Bond Fund
	(Unaudited) Six Months Ended April 30, 2008		Year Ended October 31, 2007(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	151,954	1,695,957	26,619	296,135
Distributions reinvested	3,332	36,674	2,945	32,609
Redemptions	(84)	(928)	(14,590)	(162,210)
Net increase (decrease)	155,202	1,731,703	14,974	166,534
Class B
Subscriptions	8,609	95,485	2,800	30,462
Distributions reinvested	146	1,610	381	4,243
Redemptions	(3)	(33)	(32,700)	(366,122)
Net increase (decrease)	8,752	97,062	(29,519)	(331,417)
Class C
Subscriptions	11,260	125,489	1,998	22,237
Distributions reinvested	562	6,192	1,285	14,258
Redemptions	(6,003)	(66,536)	(50,415)	(562,691)
Net increase (decrease)	5,819	65,145	(47,132)	(526,196)
Class G
Subscriptions	—	—	—	—
Distributions reinvested	—	—	342	3,791
Redemptions	—	—	(21,641)	(236,413)
Net decrease	—	—	(21,299)	(232,622)
Class T
Subscriptions	2,857	31,564	32,289	354,246
Distributions reinvested	13,990	154,336	29,701	329,084
Redemptions	(58,647)	(655,274)	(139,784)	(1,552,516)
Net decrease	(41,800)	(469,374)	(77,794)	(869,186)
Class Z
Subscriptions	466,190	5,161,730	1,058,954	11,730,539
Distributions reinvested	6,337	69,878	12,739	141,435
Redemptions	(482,957)	(5,359,718)	(956,823)	(10,593,615)
Net increase (decrease)	(10,430)	(128,110)	114,870	1,278,359

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,					Period Ended October 31,
Class A Shares	2008		2007	2006	2005		2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$10.62		$10.76	$10.69	$11.04		$10.99	$10.98
Income from Investment Operations:
Net investment income (c)	0.19		0.36	0.36	0.37		0.34	0.36	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.03)		(0.15)	0.07	(0.35)		0.07	—	(e)
Total from Investment Operations	0.16		0.21	0.43	0.02		0.41	0.36
Less Distributions to Shareholders:
From net investment income	(0.19)		(0.35)	(0.36)	(0.37)		(0.36)	(0.35)
Net Asset Value, End of Period	$10.59		$10.62	$10.76	$10.69		$11.04	$10.99
Total return (f)	1.52	%(g)(h)	2.03%	4.13%	0.15	%(h)	3.76%	3.32	%(g)(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (i)	0.75	%(j)	1.06%	1.00%	0.94%		1.05%	1.01	%(j)
Waiver/Reimbursement	0.22	%(j)	—	—	—	%(k)	—	0.20	%(j)
Net investment income (i)	3.63	%(j)	3.35%	3.41%	3.38%		3.13%	3.29	%(j)
Portfolio turnover rate	2	%(g)	10%	10%	9%		16%	15%
Net assets, end of period (000's)	$4,561		$2,566	$7,586	$10,701		$13,173	$11,186

(a)  On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.

(b)  Class A shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.34.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,					Period Ended October 31,
Class B Shares	2008		2007	2006	2005		2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$10.62		$10.76	$10.69	$11.04		$10.99	$10.98
Income from Investment Operations:
Net investment income (c)	0.15		0.28	0.28	0.29		0.26	0.28	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.03)		(0.15)	0.07	(0.35)		0.06	—	(e)
Total from Investment Operations	0.12		0.13	0.35	(0.06)		0.32	0.28
Less Distributions to Shareholders:
From net investment income	(0.15)		(0.27)	(0.28)	(0.29)		(0.27)	(0.27)
Net Asset Value, End of Period	$10.59		$10.62	$10.76	$10.69		$11.04	$10.99
Total return (f)	1.16	%(g)(h)	1.27%	3.35%	(0.60	)%(h)	2.99%	2.57	%(g)(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (i)	1.50	%(j)	1.81%	1.75%	1.69%		1.80%	1.77	%(j)
Waiver/Reimbursement	0.22	%(j)	—	—	—	%(k)	—	0.20	%(j)
Net investment income (i)	2.88	%(j)	2.58%	2.66%	2.63%		2.38%	2.54	%(j)
Portfolio turnover rate	2	%(g)	10%	10%	9%		16%	15%
Net assets, end of period (000's)	$2,733		$2,767	$3,941	$5,039		$6,036	$5,368

(a)  On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.

(b)  Class B shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.26.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				Period Ended October 31,
Class C Shares	2008		2007	2006	2005	2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$10.62		$10.76	$10.69	$11.04	$10.99	$10.98
Income from Investment Operations:
Net investment income (c)	0.17		0.31	0.32	0.32	0.30	0.32	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.03)		(0.14)	0.07	(0.35)	0.06	—	(e)
Total from Investment Operations	0.14		0.17	0.39	(0.03)	0.36	0.32
Less Distributions to Shareholders:
From net investment income	(0.17)		(0.31)	(0.32)	(0.32)	(0.31)	(0.31)
Net Asset Value, End of Period	$10.59		$10.62	$10.76	$10.69	$11.04	$10.99
Total return (f)(g)	1.33	%(h)	1.63%	3.72%	(0.25)%	3.35%	2.93	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (i)	1.15	%(j)	1.46%	1.40%	1.34%	1.45%	1.41	%(j)
Waiver/Reimbursement	0.57	%(j)	0.35%	0.35%	0.35%	0.35%	0.55	%(j)
Net investment income (i)	3.22	%(j)	2.93%	3.01%	2.98%	2.73%	2.91	%(j)
Portfolio turnover rate	2	%(h)	10%	10%	9%	16%	15%
Net assets, end of period (000's)	$5,417		$4,993	$6,436	$8,780	$11,408	$13,638

(a)  On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.

(b)  Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.26.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class T Shares	2008		2007	2006	2005		2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$10.62		$10.76	$10.69	$11.04		$10.99	$10.98
Income from Investment Operations:
Net investment income (c)	0.20		0.37	0.37	0.38		0.36	0.40	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.03)		(0.15)	0.07	(0.35)		0.06	—	(e)
Total from Investment Operations	0.17		0.22	0.44	0.03		0.42	0.40
Less Distributions to Shareholders:
From net investment income	(0.20)		(0.36)	(0.37)	(0.38)		(0.37)	(0.39)
Net Asset Value, End of Period	$10.59		$10.62	$10.76	$10.69		$11.04	$10.99
Total return (f)	1.59	%(g)(h)	2.14%	4.23%	0.25	%(g)	3.87%	3.64	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (i)	0.65	%(j)	0.96%	0.90%	0.84%		0.95%	0.92%
Waiver/Reimbursement	0.22	%(j)	—	—	—	%(k)	—	0.20%
Net investment income (i)	3.73	%(j)	3.43%	3.51%	3.48%		3.23%	3.61%
Portfolio turnover rate	2	%(h)	10%	10%	9%		16%	15%
Net assets, end of period (000's)	$18,898		$19,753	$22,676	$25,418		$32,609	$37,766

(a)  On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.

(b)  On November 18, 2002, the Galaxy Connecticut Intermediate Municipal Bond Fund, Retail A shares were renamed Liberty Connecticut Intermediate Municipal Bond Fund, Class T shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investement advisor and/or any of its affiliates for the year ended October 31, 2003 was $0.38.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class Z Shares	2008		2007	2006	2005		2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$10.62		$10.76	$10.69	$11.04		$10.99	$10.98
Income from Investment Operations:
Net investment income (c)	0.21		0.38	0.39	0.39		0.37	0.41	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.03)		(0.14)	0.07	(0.35)		0.06	—	(e)
Total from Investment Operations	0.18		0.24	0.46	0.04		0.43	0.41
Less Distributions to Shareholders:
From net investment income	(0.21)		(0.38)	(0.39)	(0.39)		(0.38)	(0.40)
Net Asset Value, End of Period	$10.59		$10.62	$10.76	$10.69		$11.04	$10.99
Total return (f)	1.66	%(g)(h)	2.29%	4.39%	0.40	%(g)	4.02%	3.82	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (i)	0.50	%(j)	0.81%	0.75%	0.69%		0.80%	0.75%
Waiver/Reimbursement	0.22	%(j)	—	—	—	%(k)	—	0.20%
Net investment income (i)	3.87	%(j)	3.58%	3.65%	3.63%		3.38%	3.78%
Portfolio turnover rate	2	%(h)	10%	10%	9%		16%	15%
Net assets, end of period (000's)	$155,964		$138,817	$138,865	$134,144		$132,227	$145,145

(a)  On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.

(b)  On November 18, 2002, the Galaxy Connecticut Municipal Bond Fund, Trust shares were renamed Liberty Connecticut Intermediate Municipal Bond Fund, Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the year ended October 31, 2003 was $0.39.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,					Period Ended October 31,
Class A Shares	2008		2007	2006	2005 (a)	2004		2003 (b)(c)
Net Asset Value, Beginning of Period	$10.22		$10.39	$10.31	$10.72	$10.65		$10.54
Income from Investment Operations:
Net investment income (d)	0.19		0.38	0.38	0.38	0.38		0.36	(e)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.03)		(0.17)	0.10	(0.33)	0.08		0.11
Total from Investment Operations	0.16		0.21	0.48	0.05	0.46		0.47
Less Distributions to Shareholders:
From net investment income	(0.19)		(0.38)	(0.38)	(0.39)	(0.38)		(0.36)
From net realized gains	—		—	(0.02)	(0.07)	(0.01)		—
Total Distributions to Shareholders	(0.19)		(0.38)	(0.40)	(0.46)	(0.39)		(0.36)
Net Asset Value, End of Period	$10.19		$10.22	$10.39	$10.31	$10.72		$10.65
Total return (f)(g)	1.59	%(h)	2.08%	4.76%	0.45%	4.44%		4.46	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (i)	0.70	%(j)	0.70%	0.70%	0.81%	0.93%		0.93	%(j)
Waiver/Reimbursement	0.02	%(j)	0.02%	0.05%	0.01%	—	%(k)	0.26	%(j)
Net investment income (i)	3.76	%(j)	3.72%	3.74%	3.67%	3.62%		3.61	%(j)
Portfolio turnover rate	7	%(h)	25%	18%	21%	16%		9%
Net assets, end of period (000's)	$85,117		$89,905	$102,899	$70,711	$22,479		$21,484

(a)  On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.

(b)  On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.

(c)  Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.34.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				Period Ended October 31,
Class B Shares	2008		2007	2006	2005 (a)	2004	2003 (b)(c)
Net Asset Value, Beginning of Period	$10.22		$10.39	$10.31	$10.72	$10.65	$10.54
Income from Investment Operations:
Net investment income (d)	0.16		0.32	0.32	0.32	0.31	0.29	(e)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.03)		(0.18)	0.09	(0.34)	0.08	0.11
Total from Investment Operations	0.13		0.14	0.41	(0.02)	0.39	0.40
Less Distributions to Shareholders:
From net investment income	(0.16)		(0.31)	(0.31)	(0.32)	(0.31)	(0.29)
From net realized gains	—		—	(0.02)	(0.07)	(0.01)	—
Total Distributions to Shareholders	(0.16)		(0.31)	(0.33)	(0.39)	(0.32)	(0.29)
Net Asset Value, End of Period	$10.19		$10.22	$10.39	$10.31	$10.72	$10.65
Total return (f)(g)	1.27	%(h)	1.42%	4.09%	(0.20)%	3.76%	3.85	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (i)	1.35	%(j)	1.35%	1.35%	1.46%	1.58%	1.56	%(j)
Waiver/Reimbursement	0.02	%(j)	0.02%	0.05%	0.01%	0.01%	0.39	%(j)
Net investment income (i)	3.11	%(j)	3.07%	3.10%	3.02%	2.98%	2.99	%(j)
Portfolio turnover rate	7	%(h)	25%	18%	21%	16%	9%
Net assets, end of period (000's)	$7,120		$8,133	$12,203	$7,040	$2,605	$3,024

(a)  On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.

(b)  On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.

(c)  Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.27.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				Period Ended October 31,
Class C Shares	2008		2007	2006	2005 (a)	2004	2003 (b)(c)
Net Asset Value, Beginning of Period	$10.22		$10.39	$10.31	$10.72	$10.65	$10.54
Income from Investment Operations:
Net investment income (d)	0.18		0.36	0.36	0.36	0.36	0.34	(e)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.03)		(0.17)	0.10	(0.33)	0.08	0.11
Total from Investment Operations	0.15		0.19	0.46	0.03	0.44	0.45
Less Distributions to Shareholders:
From net investment income	(0.18)		(0.36)	(0.36)	(0.37)	(0.36)	(0.34)
From net realized gains	—		—	(0.02)	(0.07)	(0.01)	—
Total Distributions to Shareholders	(0.18)		(0.36)	(0.38)	(0.44)	(0.37)	(0.34)
Net Asset Value, End of Period	$10.19		$10.22	$10.39	$10.31	$10.72	$10.65
Total return (f)(g)	1.49	%(h)	1.88%	4.55%	0.25%	4.23%	4.27	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (i)	0.90	%(j)	0.90%	0.90%	1.01%	1.13%	1.12	%(j)
Waiver/Reimbursement	0.47	%(j)	0.47%	0.50%	0.46%	0.45%	0.82	%(j)
Net investment income (i)	3.55	%(j)	3.52%	3.55%	3.47%	3.42%	3.41	%(j)
Portfolio turnover rate	7	%(h)	25%	18%	21%	16%	9%
Net assets, end of period (000's)	$11,345		$10,506	$11,796	$8,318	$3,034	$1,520

(a)  On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.

(b)  On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.

(c)  Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.27.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class T Shares	2008		2007 (a)	2006	2005 (b)	2004		2003 (c)(d)
Net Asset Value, Beginning of Period	$10.22		$10.39	$10.31	$10.72	$10.65		$10.61
Income from Investment Operations:
Net investment income (e)	0.19		0.39	0.39	0.39	0.39		0.38 (f)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.03)		(0.17)	0.10	(0.34)	0.08		0.04
Total from Investment Operations	0.16		0.22	0.49	0.05	0.47		0.42
Less Distributions to Shareholders:
From net investment income	(0.19)		(0.39)	(0.39)	(0.39)	(0.39)		(0.38)
From net realized gains	—		—	(0.02)	(0.07)	(0.01)		—
Total Distributions to Shareholders	(0.19)		(0.39)	(0.41)	(0.46)	(0.40)		(0.38)
Net Asset Value, End of Period	$10.19		$10.22	$10.39	$10.31	$10.72		$10.65
Total return (g)(h)	1.62	%(i)	2.14%	4.81%	0.50%	4.49%		4.05%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (j)	0.65	%(k)	0.65%	0.65%	0.76%	0.88%		0.89%
Waiver/Reimbursement	0.02	%(k)	0.02%	0.05%	0.01%	—	%(l)	0.21%
Net investment income (j)	3.81	%(k)	3.77%	3.80%	3.72%	3.67%		3.66%
Portfolio turnover rate	7	%(i)	25%	18%	21%	16%		9%
Net assets, end of period (000's)	$12,593		$13,170	$14,998	$17,261	$20,125		$24,307

(a) On August 8, 2007, Class G shares were exchanged for Class T shares.

(b) On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.

(c) On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.

(d) On November 25, 2002, the Galaxy Intermediate Tax-Exempt Bond Fund, Retail A shares were renamed Liberty Intermediate Tax-Exempt Bond Fund, Class T shares.

(e) Per share data was calculated using the average shares outstanding during the period.

(f) Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the year ended October 31, 2003 was $0.36.

(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h) Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i) Not annualized.

(j) The benefits derived from expense reductions had an impact of less than 0.01%.

(k) Annualized.

(l) Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class Z Shares	2008		2007	2006	2005 (a)	2004		2003 (b)(c)
Net Asset Value, Beginning of Period	$10.22		$10.39	$10.31	$10.72	$10.66		$10.61
Income from Investment Operations:
Net investment income (d)	0.20		0.40	0.40	0.40	0.41		0.40 (e)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.03)		(0.17)	0.10	(0.33)	0.07		0.05
Total from Investment Operations	0.17		0.23	0.50	0.07	0.48		0.45
Less Distributions to Shareholders:
From net investment income	(0.20)		(0.40)	(0.40)	(0.41)	(0.41)		(0.40)
From net realized gains	—		—	(0.02)	(0.07)	(0.01)		—
Total Distributions to Shareholders	(0.20)		(0.40)	(0.42)	(0.48)	(0.42)		(0.40)
Net Asset Value, End of Period	$10.19		$10.22	$10.39	$10.31	$10.72		$10.66
Total return (f)(g)	1.70	%(h)	2.29%	4.97%	0.65%	4.55%		4.28%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (i)	0.50	%(j)	0.50%	0.50%	0.61%	0.72%		0.71%
Waiver/Reimbursement	0.02	%(j)	0.02%	0.05%	0.01%	—	%(k)	0.21%
Net investment income (i)	3.96	%(j)	3.92%	3.94%	3.87%	3.83%		3.84%
Portfolio turnover rate	7	%(h)	25%	18%	21%	16%		9%
Net assets, end of period (000's)	$2,192,440		$2,207,710	$2,331,279	$2,063,124	$476,484		$515,479

(a)  On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.

(b)  On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.

(c)  On November 25, 2002, the Galaxy Intermediate Tax-Exempt Bond Fund, Trust shares were renamed Liberty Intermediate Tax-Exempt Bond Fund, Class Z shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the year ended October 31, 2003 was $0.38.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,					Period Ended October 31,
Class A Shares	2008		2007	2006	2005		2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$10.35		$10.50	$10.49	$10.87		$10.82	$10.72
Income from Investment Operations:
Net investment income (c)	0.18		0.34	0.35	0.37		0.36	0.33	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	0.05		(0.14)	0.09	(0.35)		0.05	0.10
Total from Investment Operations	0.23		0.20	0.44	0.02		0.41	0.43
Less Distributions to Shareholders:
From net investment income	(0.18)		(0.34)	(0.35)	(0.37)		(0.36)	(0.33)
From net realized gains	—	(e)	(0.01)	(0.08)	(0.03)		—	—
Total Distributions to Shareholders	(0.18)		(0.35)	(0.43)	(0.40)		(0.36)	(0.33)
Net Asset Value, End of Period	$10.40		$10.35	$10.50	$10.49		$10.87	$10.82
Total return (f)	2.28	%(g)(h)	2.00%	4.33%	0.18	%(h)	3.91%	4.02	%(g)(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (i)	0.75	%(j)	0.99%	0.95%	0.91%		0.98%	0.99	%(j)
Waiver/Reimbursement	0.16	%(j)	—	—	—	%(k)	—	0.20	%(j)
Net investment income (i)	3.51	%(j)	3.29%	3.39%	3.43%		3.37%	3.24	%(j)
Portfolio turnover rate	2	%(g)	15%	18%	15%		12%	11%
Net assets, end of period (000's)	$7,880		$6,914	$7,603	$8,332		$10,460	$6,723

(a)  On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.

(b)  Class A shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.31.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,					Period Ended October 31,
Class B Shares	2008		2007	2006	2005		2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$10.35		$10.50	$10.49	$10.87		$10.82	$10.72
Income from Investment Operations:
Net investment income (c)	0.14		0.26	0.27	0.29		0.28	0.25	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	0.06		(0.13)	0.09	(0.35)		0.05	0.10
Total from Investment Operations	0.20		0.13	0.36	(0.06)		0.33	0.35
Less Distributions to Shareholders:
From net investment income	(0.15)		(0.27)	(0.27)	(0.29)		(0.28)	(0.25)
From net realized gains	—	(e)	(0.01)	(0.08)	(0.03)		—	—
Total Distributions to Shareholders	(0.15)		(0.28)	(0.35)	(0.32)		(0.28)	(0.25)
Net Asset Value, End of Period	$10.40		$10.35	$10.50	$10.49		$10.87	$10.82
Total return (f)	1.91	%(g)(h)	1.24%	3.55%	(0.57	)%(h)	3.13%	3.32	%(g)(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (i)	1.50	%(j)	1.74%	1.70%	1.66%		1.73%	1.75	%(j)
Waiver/Reimbursement	0.16	%(j)	—	—	—	%(k)	—	0.20	%(j)
Net investment income (i)	2.77	%(j)	2.55%	2.64%	2.67%		2.62%	2.48	%(j)
Portfolio turnover rate	2	%(g)	15%	18%	15%		12%	11%
Net assets, end of period (000's)	$1,499		$1,650	$2,496	$3,220		$3,790	$3,820

(a)  On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.

(b)  Class B shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.23.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				Period Ended October 31,
Class C Shares	2008		2007	2006	2005	2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$10.35		$10.50	$10.49	$10.87	$10.82	$10.72
Income from Investment Operations:
Net investment income (c)	0.16		0.30	0.31	0.32	0.32	0.29	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	0.05		(0.14)	0.09	(0.34)	0.05	0.10
Total from Investment Operations	0.21		0.16	0.40	(0.02)	0.37	0.39
Less Distributions to Shareholders:
From net investment income	(0.16)		(0.30)	(0.31)	(0.33)	(0.32)	(0.29)
From net realized gains	—	(e)	(0.01)	(0.08)	(0.03)	—	—
Total Distributions to Shareholders	(0.16)		(0.31)	(0.39)	(0.36)	(0.32)	(0.29)
Net Asset Value, End of Period	$10.40		$10.35	$10.50	$10.49	$10.87	$10.82
Total return (f)(g)	2.08	%(h)	1.59%	3.91%	(0.22)%	3.49%	3.65	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (i)	1.15	%(j)	1.39%	1.35%	1.31%	1.38%	1.39	%(j)
Waiver/Reimbursement	0.51	%(j)	0.35%	0.35%	0.35%	0.35%	0.55	%(j)
Net investment income (i)	3.11	%(j)	2.89%	2.99%	3.02%	2.97%	2.82	%(j)
Portfolio turnover rate	2	%(h)	15%	18%	15%	12%	11%
Net assets, end of period (000's)	$3,923		$3,792	$4,974	$6,866	$7,666	$7,621

(a)  On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.

(b)  Class C shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.23.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class T Shares	2008		2007(a)	2006	2005		2004	2003 (b)(c)
Net Asset Value, Beginning of Period	$10.35		$10.50	$10.49	$10.87		$10.82	$10.76
Income from Investment Operations:
Net investment income (d)	0.19		0.35	0.36	0.38		0.38	0.38	(e)
Net realized and unrealized gain (loss) on investments and futures contracts	0.05		(0.13)	0.09	(0.35)		0.05	0.06
Total from Investment Operations	0.24		0.22	0.45	0.03		0.43	0.44
Less Distributions to Shareholders:
From net investment income	(0.19)		(0.36)	(0.36)	(0.38)		(0.38)	(0.38)
From net realized gains	—	(f)	(0.01)	(0.08)	(0.03)		—	—
Total Distributions to Shareholders	(0.19)		(0.37)	(0.44)	(0.41)		(0.38)	(0.38)
Net Asset Value, End of Period	$10.40		$10.35	$10.50	$10.49		$10.87	$10.82
Total return (g)	2.34	%(h)(i)	2.10%	4.43%	0.28	%(i)	4.01%	4.13	%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (j)	0.65	%(k)	0.89%	0.85%	0.81%		0.88%	0.90%
Waiver/Reimbursement	0.16	%(k)	—	—	—	%(l)	—	0.20%
Net investment income (j)	3.62	%(k)	3.40%	3.49%	3.52%		3.47%	3.51%
Portfolio turnover rate	2	%(h)	15%	18%	15%		12%	11%
Net assets, end of period (000's)	$41,391		$42,468	$46,787	$54,474		$64,229	$76,839

(a)  On August 8, 2007, the Class G shares were exchanged for Class T shares.

(b)  On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.

(c)  On December 9, 2002, the Galaxy Massachusetts Intermediate Municipal Bond Fund, Retail A shares were renamed Liberty Massachusetts Intermediate Municipal Bond Fund, Class T shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the year ended October 31, 2003 was $0.36.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Not annualized.

(i)  Had the investment advisor and/or any affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April, 30		Year Ended October 31,
Class Z Shares	2008		2007	2006	2005		2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$10.35		$10.50	$10.49	$10.87		$10.82	$10.76
Income from Investment Operations:
Net investment income (c)	0.19		0.37	0.38	0.39		0.39	0.40	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	0.06		(0.14)	0.09	(0.34)		0.05	0.06
Total from Investment Operations	0.25		0.23	0.47	0.05		0.44	0.46
Less Distributions to Shareholders:
From net investment income	(0.20)		(0.37)	(0.38)	(0.40)		(0.39)	(0.40)
From net realized gains	—	(e)	(0.01)	(0.08)	(0.03)		—	—
Total Distributions to Shareholders	(0.20)		(0.38)	(0.46)	(0.43)		(0.39)	(0.40)
Net Asset Value, End of Period	$10.40		$10.35	$10.50	$10.49		$10.87	$10.82
Total return (f)	2.42	%(g)(h)	2.25%	4.59%	0.43	%(h)	4.17%	4.31	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (i)	0.50	%(j)	0.74%	0.70%	0.66%		0.73%	0.72%
Waiver/Reimbursement	0.16	%(j)	—	—	—	%(k)	—	0.20%
Net investment income (i)	3.76	%(j)	3.55%	3.64%	3.67%		3.62%	3.67%
Portfolio turnover rate	2	%(g)	15%	18%	15%		12%	11%
Net assets, end of period (000's)	$277,797		$254,639	$250,224	$247,122		$252,741	$296,679

(a)  On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.

(b)  On December 9, 2002, the Galaxy Massachusetts Intermediate Municipal Bond Fund, Trust shares were renamed Liberty Massachusetts Intermediate Municipal Bond Fund, Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the year ended October 31, 2003 was $0.38.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  Had the investment advisor and/or any affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,						Period Ended October 31,
Class A Shares	2008		2007	2006	2005		2004		2003 (a)(b)
Net Asset Value, Beginning of Period	$10.08		$10.26	$10.23	$10.57		$10.50		$10.46
Income from Investment Operations:
Net investment income (c)	0.19		0.33	0.34	0.35		0.33		0.31	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.04)		(0.15)	0.10	(0.30)		0.10		0.12
Total from Investment Operations	0.15		0.18	0.44	0.05		0.43		0.43
Less Distributions to Shareholders:
From net investment income	(0.19)		(0.33)	(0.34)	(0.35)		(0.33)		(0.31)
From net realized gains	—		(0.03)	(0.07)	(0.04)		(0.03)		(0.08)
Total Distributions to Shareholders	(0.19)		(0.36)	(0.41)	(0.39)		(0.36)		(0.39)
Net Asset Value, End of Period	$10.04		$10.08	$10.26	$10.23		$10.57		$10.50
Total return (e)	1.48	%(f)(g)	1.84%	4.41%	0.44	%(g)	4.20	%(g)	4.12	%(f)(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (h)	0.75	%(i)	1.25%	1.18%	1.06%		1.13%		1.14	%(i)
Waiver/Reimbursement	0.49	%(i)	—	—	—	%(j)	—	%(j)	0.20	%(i)
Net investment income (h)	3.76	%(i)	3.28%	3.36%	3.33%		3.17%		2.90	%(i)
Portfolio turnover rate	3	%(f)	6%	3%	14%		12%		8%
Net assets, end of period (000's)	$3,263		$3,007	$2,472	$3,909		$3,819		$2,568

(a)  On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.

(b)  Class A shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.29.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,						Period Ended October 31,
Class B Shares	2008		2007	2006	2005		2004		2003 (a)(b)
Net Asset Value, Beginning of Period	$10.08		$10.26	$10.23	$10.57		$10.50		$10.46
Income from Investment Operations:
Net investment income (c)	0.15		0.26	0.27	0.27		0.25		0.23	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.04)		(0.15)	0.09	(0.30)		0.10		0.12
Total from Investment Operations	0.11		0.11	0.36	(0.03)		0.35		0.35
Less Distributions to Shareholders:
From net investment income	(0.15)		(0.26)	(0.26)	(0.27)		(0.25)		(0.23)
From net realized gains	—		(0.03)	(0.07)	(0.04)		(0.03)		(0.08)
Total Distributions to Shareholders	(0.15)		(0.29)	(0.33)	(0.31)		(0.28)		(0.31)
Net Asset Value, End of Period	$10.04		$10.08	$10.26	$10.23		$10.57		$10.50
Total return (e)	1.11	%(f)(g)	1.08%	3.63%	(0.30	)%(g)	3.41	%(g)	3.35	%(f)(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (h)	1.50	%(i)	2.00%	1.93%	1.81%		1.89%		1.91	%(i)
Waiver/Reimbursement	0.49	%(i)	—	—	—	%(j)	—	%(j)	0.20	%(i)
Net investment income (h)	3.02	%(i)	2.53%	2.62%	2.58%		2.41%		2.18	%(i)
Portfolio turnover rate	3	%(f)	6%	3%	14%		12%		8%
Net assets, end of period (000's)	$1,177		$1,254	$1,518	$1,873		$1,998		$1,680

(a)  On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.

(b)  Class B shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.21.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				Period Ended October 31,
Class C Shares	2008		2007	2006	2005	2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$10.08		$10.26	$10.23	$10.57	$10.50	$10.46
Income from Investment Operations:
Net investment income (c)	0.17		0.29	0.30	0.30	0.29	0.26	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.04)		(0.15)	0.10	(0.29)	0.10	0.12
Total from Investment Operations	0.13		0.14	0.40	0.01	0.39	0.38
Less Distributions to Shareholders:
From net investment income	(0.17)		(0.29)	(0.30)	(0.31)	(0.29)	(0.26)
From net realized gains	—		(0.03)	(0.07)	(0.04)	(0.03)	(0.08)
Total Distributions to Shareholders	(0.17)		(0.32)	(0.37)	(0.35)	(0.32)	(0.34)
Net Asset Value, End of Period	$10.04		$10.08	$10.26	$10.23	$10.57	$10.50
Total return (e)(f)	1.28	%(g)	1.44%	3.99%	0.04%	3.79%	3.70	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (h)	1.15	%(i)	1.65%	1.58%	1.46%	1.53%	1.54	%(i)
Waiver/Reimbursement	0.84	%(i)	0.35%	0.35%	0.35%	0.35%	0.55	%(i)
Net investment income (h)	3.37	%(i)	2.88%	2.96%	2.92%	2.77%	2.54	%(i)
Portfolio turnover rate	3	%(g)	6%	3%	14%	12%	8%
Net assets, end of period (000's)	$2,634		$3,108	$4,192	$4,590	$4,389	$4,050

(a)  On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.

(b)  Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.20.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class T Shares	2008		2007 (a)	2006	2005		2004		2003 (b)(c)
Net Asset Value, Beginning of Period	$10.08		$10.26	$10.23	$10.57		$10.50		$10.47
Income from Investment Operations:
Net investment income (d)	0.19		0.34	0.35	0.36		0.34		0.33	(e)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.04)		(0.14)	0.10	(0.30)		0.10		0.11
Total from Investment Operations	0.15		0.20	0.45	0.06		0.44		0.44
Less Distributions to Shareholders:
From net investment income	(0.19)		(0.35)	(0.35)	(0.36)		(0.34)		(0.33)
From net realized gains	—		(0.03)	(0.07)	(0.04)		(0.03)		(0.08)
Total Distributions to Shareholders	(0.19)		(0.38)	(0.42)	(0.40)		(0.37)		(0.41)
Net Asset Value, End of Period	$10.04		$10.08	$10.26	$10.23		$10.57		$10.50
Total return (f)	1.54	%(g)(h)	1.94%	4.51%	0.55	%(h)	4.30	%(h)	4.25	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (i)	0.65	%(j)	1.15%	1.08%	0.96%		1.04%		1.04%
Waiver/Reimbursement	0.49	%(j)	—	—	—	%(k)	—	%(k)	0.20%
Net investment income (i)	3.86	%(j)	3.38%	3.46%	3.43%		3.26%		3.20%
Portfolio turnover rate	3	%(g)	6%	3%	14%		12%		8%
Net assets, end of period (000's)	$4,206		$5,037	$5,489	$6,484		$7,192		$7,749

(a)  On August 8, 2007 Class G shares were exchanged for Class T shares.

(b)  On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.

(c)  On November 18, 2002, the Galaxy New Jersey Intermediate Municipal Bond Fund, Retail A shares were renamed Liberty New Jersey Intermediate Municipal Bond Fund, Class T shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the years ended October 31, 2003 was $0.31.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class Z Shares	2008		2007	2006	2005		2004		2003 (a)(b)
Net Asset Value, Beginning of Period	$10.08		$10.26	$10.23	$10.57		$10.50		$10.47
Income from Investment Operations:
Net investment income (c)	0.20		0.36	0.37	0.37		0.36		0.35	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.04)		(0.15)	0.09	(0.30)		0.10		0.11
Total from Investment Operations	0.16		0.21	0.46	0.07		0.46		0.46
Less Distributions to Shareholders:
From net investment income	(0.20)		(0.36)	(0.36)	(0.37)		(0.36)		(0.35)
From net realized gains	—		(0.03)	(0.07)	(0.04)		(0.03)		(0.08)
Total Distributions to Shareholders	(0.20)		(0.39)	(0.43)	(0.41)		(0.39)		(0.43)
Net Asset Value, End of Period	$10.04		$10.08	$10.26	$10.23		$10.57		$10.50
Total return (e)	1.61	%(f)(g)	2.10%	4.67%	0.70	%(g)	4.47	%(g)	4.44	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (h)	0.50	%(i)	1.00%	0.93%	0.81%		0.88%		0.86%
Waiver/Reimbursement	0.49	%(i)	—	—	—	%(j)	—		0.20%
Net investment income (h)	4.01	%(i)	3.52%	3.61%	3.58%		3.42%		3.38%
Portfolio turnover rate	3	%(f)	6%	3%	14%		12%		8%
Net assets, end of period (000's)	$57,116		$53,075	$50,453	$58,181		$66,764		$74,241

(a)  On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.

(b)  On December 9, 2002, the Galaxy New Jersey Intermediate Municipal Bond Fund, Trust shares were renamed Liberty New Jersey Intermediate Municipal Bond Fund, Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the years ended October 31, 2003 was $0.33.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,						Period Ended October 31,
Class A Shares	2008		2007	2006	2005		2004		2003 (a)(b)
Net Asset Value, Beginning of Period	$11.54		$11.68	$11.61	$11.98		$11.87		$11.70
Income from Investment Operations:
Net investment income (c)	0.20		0.38	0.38	0.39		0.37		0.33	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	0.01		(0.14)	0.08	(0.36)		0.13		0.22
Total from Investment Operations	0.21		0.24	0.46	0.03		0.50		0.55
Less Distributions to Shareholders:
From net investment income	(0.21)		(0.38)	(0.38)	(0.39)		(0.37)		(0.33)
From net realized gains	—		— (e)	(0.01)	(0.01)		(0.02)		(0.05)
Total Distributions to Shareholders	(0.21)		(0.38)	(0.39)	(0.40)		(0.39)		(0.38)
Net Asset Value, End of Period	$11.54		$11.54	$11.68	$11.61		$11.98		$11.87
Total return (f)	1.79	%(g)(h)	2.12%	4.04%	0.22	%(h)	4.24	%(h)	4.79	%(g)(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (i)	0.75	%(j)	1.07%	1.06%	0.97%		1.11%		1.10	%(j)
Waiver/Reimbursement	0.22	%(j)	—	—	—	%(k)	—	%(k)	0.20	%(j)
Net investment income (i)	3.60	%(j)	3.30%	3.30%	3.26%		3.06%		2.89	%(j)
Portfolio turnover rate	3	%(g)	9%	4%	4%		11%		9%
Net assets, end of period (000's)	$4,050		$1,874	$2,529	$2,858		$5,836		$8,928

(a)  On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.

(b)  Class A Shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.31.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,						Period Ended October 31,
Class B Shares	2008		2007	2006	2005		2004		2003 (a)(b)
Net Asset Value, Beginning of Period	$11.54		$11.68	$11.61	$11.98		$11.87		$11.70
Income from Investment Operations:
Net investment income (c)	0.16		0.30	0.30	0.30		0.28		0.24	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	—	(e)	(0.14)	0.07	(0.36)		0.13		0.22
Total from Investment Operations	0.16		0.16	0.37	(0.06)		0.41		0.46
Less Distributions to Shareholders:
From net investment income	(0.16)		(0.30)	(0.29)	(0.30)		(0.28)		(0.24)
From net realized gains	—		— (e)	(0.01)	(0.01)		(0.02)		(0.05)
Total Distributions to Shareholders	(0.16)		(0.30)	(0.30)	(0.31)		(0.30)		(0.29)
Net Asset Value, End of Period	$11.54		$11.54	$11.68	$11.61		$11.98		$11.87
Total return (f)	1.43	%(g)(h)	1.36%	3.27%	(0.53	)%(h)	3.46	%(h)	3.98	%(g)(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (i)	1.50	%(j)	1.82%	1.81%	1.72%		1.86%		1.89	%(j)
Waiver/Reimbursement	0.22	%(j)	—	—	—	%(k)	—	%(k)	0.20	%(j)
Net investment income (i)	2.85	%(j)	2.55%	2.55%	2.52%		2.31%		2.12	%(j)
Portfolio turnover rate	3	%(g)	9%	4%	4%		11%		9%
Net assets, end of period (000's)	$1,756		$1,804	$2,965	$3,586		$4,295		$2,868

(a)  On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.

(b)  Class B Shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.22.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				Period Ended October 31,
Class C Shares	2008		2007	2006	2005	2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$11.54		$11.68	$11.61	$11.98	$11.87	$11.70
Income from Investment Operations:
Net investment income (c)	0.18		0.33	0.34	0.34	0.32	0.29	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	—	(e)	(0.13)	0.07	(0.36)	0.13	0.22
Total from Investment Operations	0.18		0.20	0.41	(0.02)	0.45	0.51
Less Distributions to Shareholders:
From net investment income	(0.18)		(0.34)	(0.33)	(0.34)	(0.32)	(0.29)
From net realized gains	—		— (e)	(0.01)	(0.01)	(0.02)	(0.05)
Total Distributions to Shareholders	(0.18)		(0.34)	(0.34)	(0.35)	(0.34)	(0.34)
Net Asset Value, End of Period	$11.54		$11.54	$11.68	$11.61	$11.98	$11.87
Total return (f)(g)	1.60	%(h)	1.71%	3.63%	(0.18)%	3.82%	4.36	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (i)	1.15	%(j)	1.47%	1.46%	1.37%	1.51%	1.52	%(j)
Waiver/Reimbursement	0.57	%(j)	0.35%	0.35%	0.35%	0.35%	0.55	%(j)
Net investment income (i)	3.19	%(j)	2.89%	2.91%	2.84%	2.66%	2.45	%(j)
Portfolio turnover rate	3	%(h)	9%	4%	4%	11%	9%
Net assets, end of period (000's)	$2,136		$2,019	$2,544	$3,360	$2,790	$2,741

(a)  On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.

(b)  Class C Shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.23.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class T Shares	2008		2007 (a)	2006	2005		2004		2003 (b)(c)
Net Asset Value, Beginning of Period	$11.54		$11.68	$11.61	$11.98		$11.87		$11.79
Income from Investment Operations:
Net investment income (d)	0.21		0.39	0.39	0.40		0.38		0.36	(e)
Net realized and unrealized gain (loss) on investments and futures contracts	—	(f)	(0.14)	0.08	(0.36)		0.13		0.13
Total from Investment Operations	0.21		0.25	0.47	0.04		0.51		0.49
Less Distributions to Shareholders:
From net investment income	(0.21)		(0.39)	(0.39)	(0.40)		(0.38)		(0.36)
From net realized gains	—		— (f)	(0.01)	(0.01)		(0.02)		(0.05)
Total Distributions to Shareholders	(0.21)		(0.39)	(0.40)	(0.41)		(0.40)		(0.41)
Net Asset Value, End of Period	$11.54		$11.54	$11.68	$11.61		$11.98		$11.87
Total return (g)	1.86	%(h)(i)	2.22%	4.15%	0.32	%(i)	4.34	%(i)	4.26	%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (j)	0.65	%(k)	0.97%	0.96%	0.87%		1.01%		1.02%
Waiver/Reimbursement	0.22	%(k)	—	—	—	%(l)	—	%(l)	0.20%
Net investment income (j)	3.71	%(k)	3.40%	3.41%	3.36%		3.16%		3.07%
Portfolio turnover rate	3	%(h)	9%	4%	4%		11%		9%
Net assets, end of period (000's)	$12,764		$13,575	$14,634	$17,943		$21,584		$24,384

(a)  On August 8, 2007, Class G shares were exchanged for Class T shares.

(b)  On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.

(c)  On November 25, 2002, the Galaxy New York Municipal Bond Fund, Retail A shares were renamed Liberty New York Intermediate Municipal Bond Fund, Class T Shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the year ended October 31, 2003 was $0.34.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Not annualized.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class Z Shares	2008		2007	2006	2005		2004		2003 (a)(b)
Net Asset Value, Beginning of Period	$11.54		$11.68	$11.61	$11.98		$11.87		$11.79
Income from Investment Operations:
Net investment income (c)	0.22		0.41	0.41	0.42		0.40		0.39	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	—	(e)	(0.14)	0.08	(0.36)		0.13		0.13
Total from Investment Operations	0.22		0.27	0.49	0.06		0.53		0.52
Less Distributions to Shareholders:
From net investment income	(0.22)		(0.41)	(0.41)	(0.42)		(0.40)		(0.39)
From net realized gains	—		— (e)	(0.01)	(0.01)		(0.02)		(0.05)
Total Distributions to Shareholders	(0.22)		(0.41)	(0.42)	(0.43)		(0.42)		(0.44)
Net Asset Value, End of Period	$11.54		$11.54	$11.68	$11.61		$11.98		$11.87
Total return (f)	1.93	%(g)(h)	2.37%	4.30%	0.47	%(h)	4.51	%(h)	4.45	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (i)	0.50	%(j)	0.82%	0.81%	0.72%		0.85%		0.83%
Waiver/Reimbursement	0.22	%(j)	—	—	—	%(k)	—	%(k)	0.20%
Net investment income (i)	3.85	%(j)	3.55%	3.55%	3.51%		3.32%		3.25%
Portfolio turnover rate	3	%(g)	9%	4%	4%		11%		9%
Net assets, end of period (000's)	$137,283		$130,411	$119,457	$105,300		$91,408		$84,894

(a)  On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.

(b)  On November 25, 2002, the Galaxy New York Municipal Bond Fund, Trust shares were renamed Liberty New York Intermediate Municipal Bond Fund, Class Z Shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the year ended October 31, 2003 was $0.37.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,					Period Ended October 31,
Class A Shares	2008		2007	2006	2005		2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$11.05		$11.21	$11.20	$11.54		$11.48	$11.40
Income from Investment Operations:
Net investment income (c)	0.20		0.38	0.40	0.40		0.38	0.35	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.02)		(0.15)	0.04	(0.33)		0.06	0.08
Total from Investment Operations	0.18		0.23	0.44	0.07		0.44	0.43
Less Distributions to Shareholders:
From net investment income	(0.21)		(0.38)	(0.40)	(0.40)		(0.38)	(0.35)
From net realized gains	—		(0.01)	(0.03)	(0.01)		—	—
Total Distributions to Shareholders	(0.21)		(0.39)	(0.43)	(0.41)		(0.38)	(0.35)
Net Asset Value, End of Period	$11.02		$11.05	$11.21	$11.20		$11.54	$11.48
Total return (e)	1.61	%(f)(g)	2.11%	3.98%	0.63	%(g)	3.90%	3.79	%(f)(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (h)	0.75	%(i)	1.11%	1.02%	0.97%		1.06%	1.09	%(i)
Waiver/Reimbursement	0.29	%(i)	—	—	—	%(j)	—	0.20	%(i)
Net investment income (h)	3.77	%(i)	3.44%	3.57%	3.50%		3.33%	2.95	%(i)
Portfolio turnover rate	5	%(f)	11%	10%	12%		11%	15%
Net assets, end of period (000's)	$2,838		$1,130	$979	$1,544		$865	$479

(a)  On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.

(b)  Class A shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.33.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions has an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,					Period Ended October 31,
Class B Shares	2008		2007	2006	2005		2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$11.05		$11.21	$11.20	$11.54		$11.48	$11.40
Income from Investment Operations:
Net investment income (c)	0.17		0.30	0.31	0.31		0.29	0.26	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.03)		(0.15)	0.04	(0.32)		0.06	0.08
Total from Investment Operations	0.14		0.15	0.35	(0.01)		0.35	0.34
Less Distributions to Shareholders:
From net investment income	(0.17)		(0.30)	(0.31)	(0.32)		(0.29)	(0.26)
From net realized gains	—		(0.01)	(0.03)	(0.01)		—	—
Total Distributions to Shareholders	(0.17)		(0.31)	(0.34)	(0.33)		(0.29)	(0.26)
Net Asset Value, End of Period	$11.02		$11.05	$11.21	$11.20		$11.54	$11.48
Total return (e)	1.24	%(f)(g)	1.35%	3.21%	(0.12	)%(g)	3.13%	3.02	%(f)(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (h)	1.50	%(i)	1.86%	1.77%	1.72%		1.81%	1.80	%(i)
Waiver/Reimbursement	0.29	%(i)	—	—	—	%(j)	—	0.20	%(i)
Net investment income (h)	3.02	%(i)	2.73%	2.82%	2.75%		2.58%	2.24	%(i)
Portfolio turnover rate	5	%(f)	11%	10%	12%		11%	15%
Net assets, end of period (000's)	$399		$303	$638	$899		$981	$780

(a)  On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.

(b)  Class B shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.24.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Not annualized

(g) Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions has an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				Period Ended October 31,
Class C Shares	2008		2007	2006	2005	2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$11.05		$11.21	$11.20	$11.54	$11.48	$11.40
Income from Investment Operations:
Net investment income (c)	0.19		0.34	0.35	0.35	0.33	0.30	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.03)		(0.15)	0.04	(0.32)	0.06	0.08
Total from Investment Operations	0.16		0.19	0.39	0.03	0.39	0.38
Less Distributions to Shareholders:
From net investment income	(0.19)		(0.34)	(0.35)	(0.36)	(0.33)	(0.30)
From net realized gains	—		(0.01)	(0.03)	(0.01)	—	—
Total Distributions to Shareholders	(0.19)		(0.35)	(0.38)	(0.37)	(0.33)	(0.30)
Net Asset Value, End of Period	$11.02		$11.05	$11.21	$11.20	$11.54	$11.48
Total return (e)(f)	1.42	%(g)	1.70%	3.57%	0.23%	3.49%	3.37	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (h)	1.15	%(i)	1.51%	1.42%	1.37%	1.46%	1.47	%(i)
Waiver/Reimbursement	0.64	%(i)	0.35%	0.35%	0.35%	0.35%	0.55	%(i)
Net investment income (h)	3.38	%(i)	3.06%	3.17%	3.10%	2.92%	2.58	%(i)
Portfolio turnover rate	5	%(g)	11%	10%	12%	11%	15%
Net assets, end of period (000's)	$887		$825	$1,365	$1,487	$1,695	$2,031

(a)  On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.

(b)  Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.24.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g) Not annualized

(h)  The benefits derived from expense reductions has an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class T Shares	2008		2007 (a)	2006	2005		2004	2003 (b)(c)
Net Asset Value, Beginning of Period	$11.05		$11.21	$11.20	$11.54		$11.48	$11.41
Income from Investment Operations:
Net investment income (d)	0.22		0.41	0.42	0.43		0.41	0.39	(e)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.03)		(0.15)	0.04	(0.33)		0.06	0.07
Total from Investment Operations	0.19		0.26	0.46	0.10		0.47	0.46
Less Distributions to Shareholders:
From net investment income	(0.22)		(0.41)	(0.42)	(0.43)		(0.41)	(0.39)
From net realized gains	—		(0.01)	(0.03)	(0.01)		—	—
Total Distributions to Shareholders	(0.22)		(0.42)	(0.45)	(0.44)		(0.41)	(0.39)
Net Asset Value, End of Period	$11.02		$11.05	$11.21	$11.20		$11.54	$11.48
Total return (f)	1.75	%(g)(h)	2.36%	4.25%	0.88	%(h)	4.17%	4.07	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (i)	0.50	%(j)	0.86%	0.77%	0.72%		0.81%	0.80%
Waiver/Reimbursement	0.29	%(j)	—	—	—	%(k)	—	0.20%
Net investment income (i)	4.03	%(j)	3.69%	3.81%	3.75%		3.58%	3.41%
Portfolio turnover rate	5	%(g)	11%	10%	12%		11%	15%
Net assets, end of period (000's)	$10,365		$10,852	$11,879	$12,284		$14,479	$41,113

(a)  On August 8, 2007, Class G shares were exchanged for Class T shares.

(b)  On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.

(c)  On November 18, 2002, the Galaxy Rhode Island Municipal Bond Fund, Retail A shares were renamed Liberty Rhode Island Intermediate Municipal Bond Fund, Class T shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the years ended October 31, 2003 was $0.37.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from expense reductions has an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class Z Shares	2008		2007	2006	2005		2004	2003 (a)(b)
Net Asset Value, Beginning of Period	$11.05		$11.21	$11.20	$11.54		$11.48	$11.41
Income from Investment Operations:
Net investment income (c)	0.22		0.41	0.42	0.43		0.41	0.39	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.03)		(0.15)	0.04	(0.33)		0.06	0.07
Total from Investment Operations	0.19		0.26	0.46	0.10		0.47	0.46
Less Distributions to Shareholders:
From net investment income	(0.22)		(0.41)	(0.42)	(0.43)		(0.41)	(0.39)
From net realized gains	—		(0.01)	(0.03)	(0.01)		—	—
Total Distributions to Shareholders	(0.22)		(0.42)	(0.45)	(0.44)		(0.41)	(0.39)
Net Asset Value, End of Period	$11.02		$11.05	$11.21	$11.20		$11.54	$11.48
Total return (e)	1.75	%(f)(g)	2.36%	4.25%	0.88	%(g)	4.17%	4.08	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (h)	0.50	%(i)	0.86%	0.77%	0.72%		0.81%	0.79%
Waiver/Reimbursement	0.29	%(i)	—	—	—	%(j)	—	0.20%
Net investment income (h)	4.03	%(i)	3.69%	3.81%	3.75%		3.58%	3.41%
Portfolio turnover rate	5	%(f)	11%	10%	12%		11%	15%
Net assets, end of period (000's)	$103,143		$103,512	$103,708	$104,062		$109,050	$99,627

(a)  On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.

(b)  On November 18, 2002, the Galaxy Rhode Island Municipal Bond Fund, Trust shares were renamed Liberty Rhode Island Intermediate Municipal Bond Fund, Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the years ended October 31, 2003 was $0.37.

(e)  Total return at net asset value assuming all distributions reinvested.

(f) Not annualized

(g) Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions has an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Tax-Exempt Bond Funds
April 30, 2008 (Unaudited)

Note 1. Organization

Columbia Funds Series Trust I (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the following series of the Trust (individually referred to as a "Fund", collectively referred to as the "Funds"):

Columbia Connecticut Intermediate Municipal Bond Fund ("Connecticut")

Columbia Intermediate Municipal Bond Fund ("Intermediate Municipal")

Columbia Massachusetts Intermediate Municipal Bond Fund ("Massachusetts")

Columbia New Jersey Intermediate Municipal Bond Fund ("New Jersey")

Columbia New York Intermediate Municipal Bond Fund ("New York")

Columbia Rhode Island Intermediate Municipal Bond Fund ("Rhode Island")

Investment Objectives

Each Fund, with the exception of Intermediate Municipal, seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from the individual income tax of its state, as is consistent with relative stability of principal. Intermediate Municipal seeks current income exempt from federal income tax, consistent with preservation of principal. All Funds are non-diversified except for Intermediate Municipal and New Jersey, which are diversified investment companies.

Fund Shares

The Trust may issue an unlimited number of shares, and each Fund offers five classes of shares: Class A, Class B, Class C, Class T and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A and Class T shares are subject to a maximum front-end sales charge of 3.25% and 4.75%, respectively, based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class T and Class Z shares, as described in each Fund's prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Funds' Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Columbia Tax-Exempt Bond Funds (continued)
April 30, 2008 (Unaudited)

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Funds' financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161 ("SFAS 161"), Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133, was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Funds' financial statement disclosures.

Futures Contracts

The Funds may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Funds may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Funds' sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Funds typically use futures contracts in an effort to achieve more efficiently, economic exposure similar to that which they could have achieved through the purchase and sale of fixed income securities.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statements of Assets and Liabilities at any given time.

Upon entering into a futures contract, a Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Delayed Delivery Securities

The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes a Fund to subsequently invest at less advantageous prices. Each Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted,

Columbia Tax-Exempt Bond Funds (continued)
April 30, 2008 (Unaudited)

respectively, on all debt securities. Dividend income is recorded on the ex-date.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually for each Fund.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2007, was as follows:

	October 31, 2007
	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains
Connecticut	$6,067,913	$—	$—
Intermediate Municipal	93,013,255	562,736	—
Massachusetts	10,783,089	—	394,953
New Jersey	2,204,043	—	195,311
New York	5,096,434	—	22,502
Rhode Island	4,322,177	—	86,776

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Columbia Tax-Exempt Bond Funds (continued)
April 30, 2008 (Unaudited)

Unrealized appreciation and depreciation at April 30, 2008, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Connecticut	$4,843,234	$(1,200,959)	$3,642,275
Intermediate Municipal	65,201,081	(23,256,361)	41,944,720
Massachusetts	8,773,653	(1,602,798)	7,170,855
New Jersey	2,054,596	(568,051)	1,486,545
New York	5,017,583	(1,060,038)	3,957,545
Rhode Island	3,529,763	(481,975)	3,047,788

The following capital loss carryforwards, determined as of October 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2008	2013	2015	Total
Connecticut	$227,160	$—	$160,577	$387,737
Intermediate Municipal	176,491	760,156	1,157,101	2,093,748
New Jersey	—	—	16,265	16,265
New York	—	—	151,483	151,483
Rhode Island	—	—	135,891	135,891

The Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") effective April 30, 2008. FIN 48 requires management to determine whether a tax position of a Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Funds' financial statements and no cumulative effect adjustments were recorded. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Funds. Columbia receives a monthly

Columbia Tax-Exempt Bond Funds (continued)
April 30, 2008 (Unaudited)

investment advisory fee based on each Fund's average daily net assets as follows:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.48%
$500 million to $1 billion	0.43%
$1 billion to $1.5 billion	0.40%
$1.5 billion to $3 billion	0.37%
$3 billion to $6 billion	0.36%
Over $6 billion	0.35%

For the six month period ended April 30, 2008, the annualized effective investment advisory fee rates for each Fund, as a percentage of each Fund's average daily net assets, were as follows:

Effective Fee Rates
Connecticut	0.48%
Intermediate Municipal	0.41%
Massachusetts	0.48%
New Jersey	0.48%
New York	0.48%
Rhode Island	0.48%

Administration Fee

Columbia provides administrative and other services to the Funds for a monthly administration fee at the annual rate of 0.067% of each Fund's average daily net assets.

Pricing & Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee per Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Funds also reimbursed Columbia for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the six month period ended April 30, 2008, the amounts charged to the Funds by affiliates included in the Statements of Operations under "Pricing and bookkeeping fees" were as follows:

Amounts Charged by Affiliates
Connecticut	$1,952
Intermediate Municipal	1,952
Massachusetts	1,952
New Jersey	1,952
New York	1,952
Rhode Island	1,952

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in

Columbia Tax-Exempt Bond Funds (continued)
April 30, 2008 (Unaudited)

omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Funds' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statements of Operations. For the six month period ended April 30, 2008, no minimum account balance fees were charged by the Funds.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds' shares. For the six month period ended April 30, 2008, the Distributor has retained net underwriting discounts on the sales of the Funds' Class A and Class T shares, and received net CDSC fees on Class A, Class B and Class C share redemptions as follows:

	Front-End Sales Charge		CDSC
	Class A	Class T	Class A	Class B	Class C
Connecticut	$364	$12	$—	$1,146	$757
Intermediate Municipal	855	6	—	8,959	515
Massachusetts	388	52	—	1,414	—
New Jersey	286	37	—	3,120	—
New York	139	5	—	570	—
Rhode Island	79	2	—	299	—

The Funds have adopted Rule 12b-1 plans (the "Plans") which require the payment of a monthly service fee and distribution fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:

	Distribution Fee		Service Fee
	Class B	Class C	Class A	Class B	Class C
Connecticut[1]	0.75%	0.75%	0.25%	0.25%	0.25%
Intermediate Municipal[2]	0.65%	0.65%	0.20%	0.20%	0.20%
Massachusetts[1]	0.75%	0.75%	0.25%	0.25%	0.25%
New Jersey[1]	0.75%	0.75%	0.25%	0.25%	0.25%
New York[1]	0.75%	0.75%	0.25%	0.25%	0.25%
Rhode Island[1]	0.75%	0.75%	0.25%	0.25%	0.25%

1  The Distributor has voluntarily agreed to waive a portion of Class C shares distribution fees so that the combined distribution and service fees will not exceed 0.65% annually of average net assets. This arrangement can be modified or terminated by the Distributor at any time.

2  The Distributor has voluntarily agreed to waive a portion of Intermediate Municipal's Class C share distribution fees so that the combined distribution and service fees will not exceed 0.40% annually of average net assets. This arrangement can be modified or terminated by the Distributor at any time.

Columbia Tax-Exempt Bond Funds (continued)
April 30, 2008 (Unaudited)

The CDSC and the distribution fees are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Shareholder Services Fee

Each Fund has adopted shareholder services plans that permit them to pay for certain services provided to Class T and Class Z shareholders by their financial advisors. Currently, the service plan has not been implemented with respect to the Funds' Class Z shares. The Funds may pay shareholder service fees up to a maximum of 0.50% of each Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services) but such fees will not exceed each Fund's net investment income attributable to Class T shares. Connecticut, Intermediate Municipal, Massachusetts, New Jersey and New York do not intend to pay more than 0.15% annually during the current fiscal year for Class T shareholder services fees. No fees were charged during the six month period ended April 30, 2008 under the Class T service plan with respect to Rhode Island.

Fee Waivers and Expense Reimbursements

Columbia has contractually agreed to waive advisory fees and/or reimburse Intermediate Municipal for certain expenses through February 28, 2009, so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.50% annually of Intermediate Municipal's average daily net assets. There is no guarantee that this arrangement will continue after February 28, 2009.

Effective November 1, 2007, Columbia has contractually agreed to waive fees and/or reimburse Connecticut, Massachusetts, New Jersey, New York and Rhode Island for certain expenses through February 28, 2009, so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, will not exceed 0.50% annually of each Fund's average daily net assets. There is no guarantee that these arrangements will continue after February 28, 2009.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Funds' eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

As a result of fund mergers, Intermediate Municipal assumed the assets and liabilities of an acquired fund. The deferred compensation plan of the acquired fund may be terminated at any time. Benefits under this deferred compensation plan are unfunded and any payments to plan participants are paid solely out of Intermediate Municipal's assets.

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as "Expense reductions" on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the six month period ended April 30, 2008, these custody credits reduced total expenses as follows:

Custody Credits
Connecticut	$724
Intermediate Municipal	2,016
Massachusetts	1,191
New Jersey	678
New York	602
Rhode Island	664

Columbia Tax-Exempt Bond Funds (continued)
April 30, 2008 (Unaudited)

Note 6. Portfolio Information

For the six month period ended April 30, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	Purchases	Sales
Connecticut	$20,729,815	$4,190,710
Intermediate Municipal	161,502,808	188,376,249
Massachusetts	22,103,665	4,732,850
New Jersey	5,146,898	2,196,231
New York	7,939,541	4,872,400
Rhode Island	6,787,974	6,321,862

Note 7. Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit and may charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended April 30, 2008, the Funds did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of April 30, 2008, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
Connecticut	1	76.7
Intermediate Municipal	1	89.4
Massachusetts	1	80.8
New Jersey	1	75.3
New York	1	84.3
Rhode Island	1	84.1

Note 9. Significant Risks and Contingencies

Concentration of Credit Risk

Each of the Funds hold investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At April 30, 2008, private insurers who insured greater than 5% of the total investments of the Funds were as follows:

Connecticut

Insurer	% of Net Assets
MBIA Insurance Corp.	24.2
Financial Guaranty Insurance Co.	13.9
Ambac Assurance Corp.	10.0
Financial Security Assurance, Inc.	9.9

Intermediate Municipal

Insurer	% of Net Assets
MBIA Insurance Corp.	17.4
Financial Security Assurance, Inc.	10.7
Financial Guaranty Insurance Co.	9.1
Ambac Assurance Corp.	8.6

Columbia Tax-Exempt Bond Funds (continued)
April 30, 2008 (Unaudited)

Massachusetts

Insurer	% of Net Assets
MBIA Insurance Corp.	20.4
Ambac Assurance Corp.	14.8
Financial Security Assurance, Inc	12.4
Financial Guaranty Insurance Co.	5.4

New Jersey

Insurer	% of Net Assets
Ambac Assurance Corp.	16.6
Financial Guaranty Insurance Co.	14.4
Financial Security Assurance, Inc.	13.8
MBIA Insurance Corp.	13.2

New York

Insurer	% of Net Assets
MBIA Insurance Corp.	17.2
Financial Guaranty Insurance Co.	10.4
Ambac Assurance Corp.	8.3

Rhode Island

Insurer	% of Net Assets
Financial Security Assurance, Inc.	31.1
MBIA Insurance Corp.	24.5
Ambac Assurance Corp.	15.9
Financial Guaranty Insurance Co.	7.4
XL Capital Assurance, Inc.	6.8

At June 17, 2008, Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance, Inc., MBIA Insurance Corp. and XL Capital Assurance, Inc. are rated by Standard & Poor's AA, BB, AAA, AA and BBB-, respectively.

Geographic Concentration Risk

Each of Connecticut, Massachusetts, New Jersey, New York and Rhode Island has greater than 5% of its total investments on April 30, 2008 invested in debt obligations issued by its respective state and political subdivisions, agencies and public authorities. The Funds are more susceptible to economic and political factors adversely affecting issuers of their respective state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Tax Development Risk

Each Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuers do not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Sector Focus

As non-diversified funds, Connecticut, Massachusetts, New York and Rhode Island may each invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. These Funds may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent

Columbia Tax-Exempt Bond Funds (continued)
April 30, 2008 (Unaudited)

distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the

Columbia Tax-Exempt Bond Funds (continued)
April 30, 2008 (Unaudited)

District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

Note 10. Subsequent Event

On May 5, 2008 each acquiring Fund, each a series of Columbia Fund Series Trust I, acquired all the assets and liabilities of the acquired Fund pursuant to an Agreement and Plan of Reorganization approved by the Funds' shareholders on April 28, 2008.

Acquired Fund	Acquiring Fund
Intermediate-Term Tax-Exempt Fund	Columbia Intermediate Municipal Bond Fund
New York Intermediate- Term Tax-Exempt Fund	Columbia New York Intermediate Municipal Bond Fund

This page intentionally left blank.

This page intentionally left blank.

Important Information About This Report – Columbia Tax-Exempt Bond Funds

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the Columbia Tax-Exempt Bond Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

Columbia Management®

Columbia Tax-Exempt Bond Funds

Semiannual Report, April 30, 2008

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-44/153630-0408 (06/08) 08/57381

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	June 23, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	June 23, 2008

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	June 23, 2008